UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-07912

              Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

760 Moore Rd.

              King of Prussia, PA 19406

(Address of principal executive offices) (Zip code)

Andrew J. McNally

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Rd.

              King of Prussia, PA 19406

(Name and address of agent for service)

Registrant's telephone number, including area code:  800-607-2200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.
Annual Report

October 31, 2008

Investment Adviser

Old Westbury Funds, Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

OLD WESTBURY FUNDS , INC.
A LETTER FROM THE PRESIDENT

Dear Shareholders:

During the fiscal year ended October 31, 2008, an unprecedented global credit crisis tested our financial system and permanently reshaped the profile of Wall Street.

As the subprime mortgage debacle spread, credit markets seized up, storied financial institutions collapsed, and extreme volatility roiled equity, bond, credit, and commodity markets around the world. Lower market prices triggered margin calls, leading to indiscriminate liquidation by many leveraged investment funds. Alarmed investors redeemed from hedge funds and mutual funds in large numbers, leading to additional asset sales — regardless of price. Evaporating credit caused global economic activity to slow more dramatically than we had expected, pushing several key countries into recession.

Market turbulence during the past 12 months was severe. The S&P 500 Index fell 36.10%, the MSCI EAFE Index was down 46.62%, and the Barclays Capital (formerly Lehman Brothers) Government/Credit Total Index declined 1.06%. With the exception of our Fixed Income Fund, which posted positive returns, our Funds were not immune from losses in this extremely difficult period.

Amid the turmoil, most of our Funds outperformed their benchmarks. Overall, we benefited from a few key decisions, including avoiding riskier investment areas, concentrating on high-quality investments, and holding higher-than-normal cash positions in several of our Funds. The Real Return Fund was the only fund to underperform, due to a significant setback for commodities markets in the second half of the year.

Our portfolio managers have focused on striking a prudent balance between maintaining some defensive measures and taking advantage of the many interesting investment opportunities developing because of indiscriminate selling. We remain skeptical of many financial firms, where lower leverage and reduced activity will likely hamper the restoration of their prior earnings power. But the shares of many companies in the technology, consumer, energy, healthcare, and industrial sectors have reached levels we view as attractive, prompting us to begin adding to positions where we see heightened value.

Today’s markets are the most difficult in our lifetime, and investors’ actions now will likely shape portfolio outcomes for years to come. Current conditions present remarkable challenges and opportunities. Markets may remain weak for some time as economic activity slows, but we believe we can utilize our research capabilities, our proven long-term investment disciplines, and the courage of our convictions to uncover areas of unusual opportunity.

Thank you for the trust you have placed in us.

Sincerely,

Marc D. Stern
President
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The total return of the Old Westbury U.S. Large Cap Fund (the “Fund”) for the fiscal year ended October 31, 2008 was (33.61)%. In comparison, the return of the S&P 500 Index was (36.10)%.

          The most significant contributor to the Fund falling less than its benchmark was our stock selection within the consumer staples sector (11.45% of the Fund as of October 31, 2008). We held a large position in retail giant Wal-Mart (3.05%), which was one of the few retailers to thrive amid a weakening economy. The stock rallied strongly during the year, and we eventually trimmed our position into its strength.

          In addition, the Fund benefited from underweighting the poor performing financial sector (9.69%) and from our decision to own select banks that we believed were insulated from the subprime fallout. We held Hudson City Bancorp (1.45%), a regional bank, which appreciated 21% during the fiscal year. Our stock selection in the consumer discretionary sector (14.76%) helped our relative performance. We owned Staples (4.28%) and Disney (3.96%), which fell less than the overall market.

          Detracting from performance was our stock selection within the energy sector (5.95%). Although we were significantly underweight this underperforming sector, we owned stocks that fared worse than the market as fears of a global recession and the rising dollar took their toll. Chesapeake Energy (1.92%), which has significant exposure to the newly discovered Haynesville Shale natural gas basin, declined sharply over concerns about the company’s capital position. Our holdings of oil service companies Cameron International (1.97%) and Weatherford International (2.06%) were hurt by fears of a reduction in capital spending by integrated oil companies. We continue to believe in the long-term prospects of these companies, and we have maintained our positions.

          At fiscal year-end, the Fund is overweight the healthcare, consumer staples, and consumer discretionary sectors. We are underweight the energy, financial, and industrials sectors.

PORTFOLIO DIVERSIFICATION BY SECTOR

Sector:
Banks	1.4%
Consumer Discretionary	14.8
Consumer Staples	11.4
Diversified Financials	5.9
Energy	6.0
Health Care	19.3
Industrials	4.1
Information Technology	11.0
Insurance	2.3
Materials	2.9
Utilities	3.5
Other*	17.4

100.0%

*	Includes cash and equivalents, investment companies, exchange traded funds, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT- (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2008

U.S. Large Cap Fund
One Year	(33.61)%
Five Year	(0.56)%
Ten Year	0.65%

S&P 500 Index
One Year	(36.10)%
Five Year	0.26%
Ten Year	0.40%

          Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The S&P 500 Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P 500 Index is unmanaged. Investments cannot be made directly in an index.

OLD WESTBURY FUNDS , INC.
NON-U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The total return of the Old Westbury Non-U.S. Large Cap Fund (the “Fund”) for the fiscal year ended October 31, 2008 was (40.51)%. In comparison, the return of the Morgan Stanley Capital International Europe, Australia and Far East Index (the “MSCI EAFE Index”) was (46.62)%.

          The Fund benefited from significantly underweighting the troubled financial sector (11.23% of the Fund as of October 31, 2008) and from good stock selection, primarily Zurich Financial (3.08%) and RSA Insurance (1.17%). Our decision to overweight the outperforming telecommunications sector (11.18%) and our selection of strong performing companies, such as Koninklijke KPN (3.38%), also helped our returns. We benefited from holding our cash position in U.S. dollars and Japanese yen, both of which appreciated during the year. In addition, the strong performance of Syngenta (sold) from the materials sector added to our returns.

          The most significant detractors from returns were our underweight of the outperforming utilities sector (0.96%) and our stock selection within this area. We owned Huaneng Power (sold) and Electricité de France (sold), both of which reported poor operating results during the year.

          Stock selection within the technology (4.58%) and industrials (6.49%) sectors also hurt our performance. Nokia (2.84%), a global mobile handset supplier, was the worst performing stock in the Fund. Although the company has a stable capital position and strong product pipeline, global economic weakness curbed demand. Hutchison Whampoa (3.00%), an Asian conglomerate with significant exposure to emerging markets, sold off sharply during the year. Our research continues to suggest the stock price does not reflect the company’s fair value.

          At fiscal year-end, the Fund is overweight the healthcare and telecommunications sectors. We continue to hold a sizeable cash position that we intend to deploy in stages as we find attractive investment opportunities. We are underweight the financial, materials, and industrials sectors.

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:
Finland	2.8%
France	1.6
Germany	7.3
Hong Kong	3.0
Italy	3.0
Japan	21.6
Netherlands	6.6
Switzerland	11.7
United Kingdom	17.4
Other*	25.0

100.0%

*	Includes cash and equivalents, investment companies, exchange traded funds, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT- (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2008

Non-U.S. Large Cap Fund
One Year	(40.51)%
Five Year	2.79%
Ten Year	1.34%

MSCI EAFE Index
One Year	(46.62)%
Five Year	3.60%
Ten Year	1.67%

          Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which are listed on recognized foreign securities exchanges. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI EAFE Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The MSCI EAFE Index is unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The total return of the Old Westbury Global Small & Mid Cap Fund (the “Fund”) for the fiscal year ended October 31, 2008 was (30.41)%. In comparison, the return of the Morgan Stanley Capital International World Small Cap Index (the “MSCI World Small Cap Index”) was (45.63)%.

          The Fund benefited from an unusually large allocation to cash and cash equivalents during the month of October (68.59% of the Fund as of October 31, 2008) due to significant cash inflows into the Fund. Our decision to hold cash during this transition period worked in our favor as equity markets around the world fell precipitously.

          Favorable security selection — particularly in the consumer discretionary (16.14%), energy (5.85%), materials (5.68%), and industrials (19.57%) sectors — also contributed to our relative performance. Stock selection at sub-adviser Champlain Investment Partners was especially favorable. The Fund’s weakest results were in emerging markets (5.55%), which suffered particularly large declines as global stock markets weakened late in the fiscal year.

          We continue to build a highly diversified portfolio, with exposure to 43 countries. At fiscal year-end, 28.77% of the Fund was invested outside of the U.S. We plan to reduce our sizeable cash position in stages as compelling opportunities emerge.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT- (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:
Australia	0.4%
Austria	0.1
Belgium	0.1
Bermuda	0.1
Brazil	0.2
Canada	0.6
Chile	0.0	**
China	0.0	**
Cyprus	0.0	**
Denmark	0.0	**
Finland	0.2
France	0.3
Germany	0.3
Greece	0.1
Hong Kong	0.2
Hungary	0.0	**
Indonesia	0.0	**
Ireland	0.1
Israel	0.0	**
Italy	0.2
Japan	1.9
Liechtenstein	0.0	**
Luxembourg	0.0	**
Malaysia	0.1
Mexico	0.2
Monaco	0.0	**
Netherlands	0.2
New Zealand	0.0	**
Norway	0.1
Philippines	0.0	**
Poland	0.1
Portugal	0.0	**
Singapore	0.1
South Africa	0.2
South Korea	0.2
Spain	0.2
Sweden	0.1
Switzerland	0.4
Taiwan	0.1
Thailand	0.0	**
Turkey	0.0	**
United Kingdom	1.2
Unites States	90.1
Other*	1.9

	100.0%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

**	Represents less than 0.1% of net assets.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT- (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2008

Global Small & Mid Cap Fund
One Year	(30.41)%
Since Inception (April 5, 2005)	3.24%

MSCI World Small Cap Index
One Year	(45.63)%
April 5, 2005 to October 31, 2008	(4.33)%

          Prior to October 2, 2008, the Fund was named the Global Small Cap Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The MSCI World Small Cap Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The MSCI World Small Cap Index is unmanaged. Investments cannot be made directly in an index.

Investments made in small-capitalization companies are subject to greater volatility and less liquidity compared to funds that invest in larger more established companies. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The total return of the Old Westbury Global Opportunities Fund (the “Fund”) from inception to October 31, 2008 was (34.04)%. In comparison, the return of the S&P Global Broad Market Index (the “S&P Global BMI”) was down (40.48)% for the same period.

          The most significant contributor to our relative outperformance was our currency exposure. In particular, our decision to short the euro and the British pound — both of which weakened during the year — worked in our favor. We also benefited from our allocation to global fixed income investments (16.90% of the Fund as of October 31, 2008), which were down significantly less than broad global equity markets. For a similar reason, our allocation to convertible bonds (9.08%) contributed positively to our performance.

          Detracting from our performance was our allocation to our global equity components (50.40%) and the stock selection within these areas.

          At fiscal year-end, approximately 53% of the Fund was invested in the U.S., 26% in developed markets, and 21% in emerging markets. We are striving to take advantage of market dislocations created by recent market turbulence, particularly in high-yield bonds, convertible bonds, and senior secured debt.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
INVESTMENT ADVISER’S REPORT- (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY

Country:
Argentina	0.2%
Australia	1.1
Austria	0.7
Bermuda	0.6
Brazil	2.6
Canada	2.3
China	0.7
Denmark	0.0	**
Egypt	2.3
Finland	0.0	**
France	2.4
Germany	1.1
Hong Kong	1.9
Hungary	0.1
India	0.3
Indonesia	1.0
Ireland	0.2
Italy	0.3
Japan	1.4
Luxembourg	1.7
Malaysia	1.3
Mexico	2.8
Netherlands	2.1
New Zealand	0.2
Norway	0.2
Oman	0.2
Poland	0.6
Portugal	0.1
Qatar	0.0	**
Russia	1.8
South Africa	1.0
South Korea	1.7
Spain	0.4
Sweden	0.1
Switzerland	0.7
Taiwan	1.6
Thailand	1.4
Turkey	0.9
United Arab Emirates	0.5
United Kingdom	3.5
United States	61.2
Other*	(3.2)

	100.0%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

**	Represents less than 0.1% of net assets.

OLD WESTBURY FUNDS , INC.
GLOBAL OPPORTUNITIES FUND
INVESTMENT ADVISER’S REPORT- (Concluded) (Unaudited)

Aggregate Total Returns
For the Period Ended October 31, 2008

Global Opportunities Fund
Since Inception (November 28, 2007)	(34.04)%

S&P Global BMI
November 28, 2007 to October 31, 2008	(40.48)%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The S&P Global BMI also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P Global BMI is unmanaged. Investments cannot be made directly in an index.

Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS , INC.
REAL RETURN FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The total return of the Old Westbury Real Return Fund (the “Fund”) for the fiscal year ended October 31, 2008 was (34.15)%. In comparison, the return of the Fund’s benchmark the Barclays Capital (formerly Lehman Brothers) U.S. Treasury Inflation-Protected Securities Index (the “Barclays Capital U.S. TIPS Index”) was (4.11)% and the Dow Jones AIG Commodity Index was (26.61%).

          Despite strong performance through the first half of the year, the Fund suffered sharp losses in the second half as commodity and equity markets plummeted. The most significant detractors from our performance were our overweight allocation to energy (30.96% of the Fund as of October 31, 2008) and our stock selection within this sector. In particular, we were hurt by our holdings of ATP Oil & Gas (2.63%), an exploration and production company; Suntech Power Holdings (1.72%), a China-based producer of solar panels; Petrohawk (3.04%), an exploration and production company; Chesapeake Energy (sold), a large U.S. natural gas producer; Aker Solutions (1.81%), a Norwegian-based oil services company; and StealthGas (1.05%), a Greek shipping company.

          We were also hurt by our security selection in the industrial materials (6.61%), precious metals (11.13%), and infrastructure (3.0%) sectors. Our underweight of Treasury Inflation Protected Securities (18.57%) detracted from our performance as well.

          During the year, we benefited from our security selection in agricultural products (3.24%), including our positions in cotton, soybeans, soybean meal, and soybean oil — all of which we sold by year-end. Underweighting the worst performing sector, real estate, also worked in our favor.

          At fiscal year-end, commodity-related equities appear to offer more compelling prospective return potential than most commodities. We are currently emphasizing energy and precious metals companies with growing reserves and attractive valuations. We continue to underweight real estate.

PORTFOLIO DIVERSIFICATION BY SECTOR

Sector:
Collectible Coins	4.0%
Diversified Financials	0.4
Energy	31.0
Industrials	5.0
Materials	15.1
Real Estate	0.4
U.S. Government and Agency Securities	36.8
Utilities	0.7
Other*	6.6

100.0%

*	Includes cash and equivalents, options, exchange traded funds, swap agreements, futures, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS , INC.
REAL RETURN FUND
INVESTMENT ADVISER’S REPORT- (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2008

Real Return Fund
One Year	(34.15)%
Since Inception (April 28, 2005)	0.50%

Barclays Capital U.S. TIPS Index
One Year	(4.11)%
April 28, 2005 to October 31, 2008	1.36%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects the reinvestment of distributions, if any. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200..

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Barclays Capital U.S. TIPS Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The Barclays Capital U.S. TIPS Index is unmanaged. Investments cannot be made directly in an index.

The Fund may experience higher volatility and less liquidity due to the nature of the securities in which it invests, such as commodities and derivatives. The Fund may also be adversely affected by inflation rate fluctuations. Fund turnover will not be a limiting factor which may subject the investor to greater expenses and capital gains. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

OLD WESTBURY FUNDS , INC.
FIXED INCOME FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The total return of the Old Westbury Fixed Income Fund (the “Fund”) for the fiscal year ended October 31, 2008 was 6.19%. In comparison, the return for the Barclays Capital (formerly Lehman Brothers) Government/Credit Total Index was (1.06)%.

          During the fiscal year, anxious investors engaged in a classic flight to quality. In this environment, the Fund benefited significantly from our decision to overweight government/agency securities (92.4% as of October 31, 2008) and to limit our credit exposure (4.5%).Our focus on intermediate securities with maturities ranging from 3 to 9 years also contributed to our outperformance. Our decision to maintain the Fund’s duration shorter than the Index (4.3 years versus 5.2 years) reduced the effect of interest-rate changes on the Fund’s returns; as a result, declines in interest rates during the fiscal year hurt our relative returns.

          At fiscal year-end, we remain focused on very high quality securities. While the Fund’s returns will fluctuate with bond market movements, our research continues at this time to suggest constructing a portfolio of intermediate securities is the best way to maximize return potential while controlling risk.

PORTFOLIO ASSET ALLOCATION

U.S. Government Agencies and Securities	74.7%
Municipal Bonds	14.3
Corporate Bonds	7.5
Other*	3.5

100.0%

*	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS , INC.
FIXED INCOME FUND
INVESTMENT ADVISER’S REPORT- (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2008

Fixed Income Fund
One Year	6.19%
Five Year	3.97%
Ten Year	4.57%

Barclays Capital Government/Credit Total Index
One Year	(1.06)%
Five Year	3.08%
Ten Year	4.81%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Barclays Capital Government/Credit Total Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Barclays Capital Government/Credit Total Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The total return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2008 was (0.46)%. In comparison, the return of the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index was (3.30)%.

          Amid turbulent markets, higher-quality bonds outperformed lower-rated bonds. The Fund’s higher credit quality (Aa1/Aa2 as of October 31, 2008) than the Index (Aa2/Aa3) contributed favorably to returns. In addition, our decision to hold general obligation and essential service revenue bonds (backed by revenue from water and sewer systems projects, for example) worked in our favor. These types of bonds generally outperformed revenue bonds subject to greater uncertainty, such as those backed by healthcare, housing, or industrial development projects.

          In addition, the Fund benefited from its lower interest rate exposure — the Fund’s duration was 7.0 years compared to 8.0 years for the Index — amid an environment of rising interest rates in the municipal bond market. As the yield curve steeped during the year, our emphasis on intermediate securities, which performed better than long-term securities, also contributed to our relative performance.

          Detracting from our performance was our limited exposure to shorter-term securities, which performed the best during year.

          At fiscal year-end, we remained focused on building a diversified portfolio of high quality, intermediate securities.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT- (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY STATE

States:
Alabama	0.8%
Arizona	0.9
California	1.9
Colorado	0.2
Connecticut	0.1
Florida	7.4
Georgia	1.0
Illinois	5.3
Indiana	7.0
Iowa	0.1
Kentucky	0.5
Louisiana	0.9
Maine	0.6
Massachusetts	0.0	**
Michigan	2.8
Minnesota	0.9
Mississippi	1.6
Missouri	0.8
Nevada	1.7
New Jersey	4.9
New York	8.0
North Carolina	1.3
Ohio	3.5
Pennsylvania	0.7
Puerto Rico	0.2
South Carolina	0.3
Texas	38.2
Utah	0.0	**
Virginia	0.8
Washington	4.0
West Virginia	0.1
Wisconsin	1.5
Other*	2.0

	100.0%

*	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

**	Represents less and 0.1% of net assets.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT- (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2008

Municipal Bond Fund
One Year	(0.46)%
Five Year	2.37%
Ten Year	3.86%

Barclays Capital Municipal Bond Index
One Year	(3.30)%
Five Year	2.73%
Ten Year	4.14%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Barclays Capital Municipal Bond Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Barclays Capital Municipal Bond Index is unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

OLD WESTBURY FUNDS, INC.
DISCLOSURE OF FUND EXPENSES
For the Period Ended October 31, 2008 (Unaudited)

As a shareholder of the Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

	Actual Beginning Account Value 5/1/08	Actual Ending Account Value 10/31/08	Actual Expense Paid During Period* 5/1/08 -10/31/08	Actual Expense Ratio During Period 5/1/08-10/31/08**

U.S. Large Cap Fund	$1,000.00	$710.70	$4.30	1.00%
Non-U.S. Large Cap Fund	1,000.00	678.60	4.60	1.09%
Global Small & Mid Cap Fund	1,000.00	798.40	5.02	1.11%
Global Opportunities Fund	1,000.00	681.90	5.71	1.35%
Real Return Fund	1,000.00	621.30	4.65	1.14	%***
Fixed Income Fund	1,000.00	1,001.30	3.52	0.70%
Municipal Bond Fund	1,000.00	973.10	3.47	0.70%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***    When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statement of Operations, and the interest expense is included in the Fund’s overall expense ratio. The Fund’s overall expense ratio, excluding such interest expense, would be 1.07%.

OLD WESTBURY FUNDS, INC.
DISCLOSURE OF FUND EXPENSES– (Continued)
For the Period Ended October 31, 2008 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Hypothetical Beginning Account Value 5/1/08	Hypothetical Ending Account Value 10/31/08	Hypothetical Expense Paid During Period* 5/1/08-10/31/08	Hypothetical Expense Ratio During Period 5/1/08-10/31/08**

U.S. Large Cap Fund	$1,000.00	$1,020.11	$5.08	1.00%
Non-U.S. Large Cap Fund	1,000.00	1,019.66	5.53	1.09%
Global Small & Mid Cap Fund	1,000.00	1,019.56	5.63	1.11%
Global Opportunities Fund	1,000.00	1,018.35	6.85	1.35%
Real Return Fund	1,000.00	1,019.41	5.79	1.14	%***
Fixed Income Fund	1,000.00	1,021.62	3.56	0.70%
Municipal Bond Fund	1,000.00	1,021.62	3.56	0.70%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***    When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statement of Operations, and the interest expense is included in the Fund’s overall expense ratio. The Fund’s overall expense ratio, excluding such interest expense, would be 1.07%.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2008

Shares		Value

COMMON STOCKS — 82.6%
Banks — 1.4%
259,500	Hudson City Bancorp, Inc.	$4,881,195

Consumer Discretionary — 14.8%
330,000	Lowe’s Cos., Inc.	7,161,000
730,000	Mattel, Inc.	10,964,600
213,500	Nordstrom, Inc.	3,862,215
742,900	Staples, Inc.	14,434,547
514,900	Walt Disney Co. (The)	13,335,910

		49,758,272

Consumer Staples — 11.4%
233,750	PepsiCo, Inc.	13,326,087
232,500	Procter & Gamble Co.	15,005,550
184,200	Wal-Mart Stores, Inc.	10,280,202

		38,611,839

Diversified Financials — 5.9%
211,000	American Express Co.	5,802,500
434,600	Bank of New York Mellon Corp. (The)	14,167,960

		19,970,460

Energy — 6.0%
274,000	Cameron International Corp.(b)	6,647,240
294,600	Chesapeake Energy Corp.	6,472,362
412,000	Weatherford International Ltd.(b)	6,954,560

		20,074,162

Health Care — 19.3%
156,400	Celgene Corp.(b)	10,050,264
165,500	Genzyme Corp.(b)	12,061,640
309,900	Hospira, Inc.(b)	8,621,418
182,500	Johnson & Johnson	11,194,550
190,500	Teva Pharmaceutical Industries Ltd. ADR	8,168,640
366,800	Thermo Fisher Scientific, Inc.(b)	14,892,080

		64,988,592

Industrials — 4.1%
92,700	FedEx Corp.	6,059,799
651,500	Southwest Airlines Co.	7,674,670

		13,734,469

Shares		Value

Information Technology — 11.0%
726,900	Cisco Systems, Inc.(b)	$12,917,013
635,600	Corning, Inc.	6,883,548
1,160,700	EMC Corp.(b)	13,673,046
70,500	Research In Motion Ltd.(b)	3,555,315

		37,028,922

Insurance — 2.3%
260,200	Prudential Financial, Inc.	7,806,000

Materials — 2.9%
564,000	International Paper Co.	9,712,080

Utilities — 3.5%
320,500	PG&E Corp.	11,752,735

Total Common Stocks (Cost $360,390,516)		278,318,726

EXCHANGE TRADED FUND — 3.1%
Financials — 3.1%
109,000	SPDR Trust Series 1	10,554,470

Total Exchange Traded Fund (Cost $13,727,932)		10,554,470

INVESTMENT COMPANY — 14.3%
48,277,790	SEI Daily Income Trust Government II Fund, Class A	48,277,790

Total Investment Company (Cost $48,277,790)		48,277,790

TOTAL INVESTMENTS — 100.0% (Cost $422,396,238)(a)		337,150,986
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%
		(42,291)

NET ASSETS — 100.0%		$337,108,695

(a)	Cost for federal income tax purposes is $422,552,015 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$1,411,236
Unrealized depreciation	(86,812,265)

Net unrealized depreciation	$(85,401,029)

(b)	Non-income producing security.

ADR - American Depositary Receipt

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2008

Shares		Value

COMMON STOCKS — 75.0%
FINLAND — 2.8%
3,108,146	Nokia Oyj	$48,250,957

FRANCE — 1.6%
1,076,815	France Telecom SA	27,037,377

GERMANY — 7.3%
1,944,236	Deutsche Telekom AG	29,042,488
1,348,717	Fresenius Medical Care AG & Co.	61,196,708
584,267	Siemens AG	34,597,745

		124,836,941

HONG KONG — 3.0%
9,653,236	Hutchison Whampoa Ltd.	51,068,403

ITALY — 3.0%
2,131,371	ENI SpA	50,337,507

JAPAN — 21.6%
3,719,692	Bridgestone Corp.	63,813,618
7,803,049	Mitsubishi UFJ Financial Group, Inc.	47,368,016
8,601	Nippon Telegraph & Telephone Corp.	34,225,886
4,068,872	Nomura Holdings, Inc.	37,256,345
9,122	NTT Data Corp.	29,631,916
1,623,078	Seven & I Holdings Co. Ltd.	44,733,091
2,880,360	Sumitomo Corp.	24,677,940
572,856	Takeda Pharmaceutical Co. Ltd.	28,087,448
1,496,205	Toyota Motor Corp.	56,652,570

		366,446,830

NETHERLANDS — 6.6%
653,978	Aegon NV	2,644,785
1,530,127	Heineken NV	51,349,423
4,105,831	Koninklijke KPN NV	57,485,506

		111,479,714

SWITZERLAND — 11.7%
457,554	Credit Suisse Group	17,131,150
400,377	Roche Holding AG	61,038,763
530,877	Synthes, Inc.	68,345,207
260,326	Zurich Financial Services AG	52,303,146

		198,818,266

UNITED KINGDOM — 17.4%
7,244,159	BP Plc	59,137,059
6,613,988	Cable & Wireless Plc	13,081,724
1,443,131	National Grid Plc	16,338,777
3,588,523	Pearson Plc	35,113,087
2,835,085	Prudential Plc	14,372,302
8,964,915	RSA Insurance Group Plc	19,838,031
4,187,352	Shire Plc	55,191,610
15,251,632	Vodafone Group Plc	29,233,295

Shares		Value

UNITED KINGDOM (continued)
12,746,833	William Morrison Supermarkets Plc	$54,105,879

		296,411,764

Total Common Stocks (Cost $1,576,380,747)		1,274,687,759

EXCHANGE TRADED FUNDS — 11.8%
3,270,335	iShares MSCI EAFE Index Fund	145,922,348
6,048,542	iShares MSCI Japan Index Fund	54,376,393

Total Exchange Traded Funds (Cost $287,948,115)		200,298,741

INVESTMENT COMPANY — 0.8%
13,817,100	Federated Treasury Obligations Fund	13,817,100

Total Investment Company (Cost $13,817,100)		13,817,100

Principal Amount

U.S. GOVERNMENT AGENCIES — 7.4%
Federal Home Loan Bank — 7.4%
$ 100,000,000	1.00%, 11/07/08(b)	99,983,333
6,630,000	1.25%, 11/14/08(b)	6,627,007
13,370,000	1.18%, 11/17/08(b)	13,362,572
7,000,000	1.20%, 11/21/08(b)	6,995,334

Total U.S. Government Agencies (Cost $126,968,246)		126,968,246

TOTAL INVESTMENTS — 95.0% (Cost $2,005,114,208)(a)		1,615,771,846
OTHER ASSETS IN EXCESS OF LIABILITIES — 5.0%		84,170,533

NET ASSETS — 100.0%		$1,699,942,379

(a)	Cost for federal income tax purposes is $2,005,945,463 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$4,276,167
Unrealized depreciation	(394,449,784)

Net unrealized depreciation	$(390,173,617)

(b)	The rate represents the annualized yield at time of purchase.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	2.8%
Consumer Discretionary	9.2%
Consumer Staples	8.8%
Diversified Financials	3.2%
Energy	6.4%
Health Care	16.1%
Industrials	6.5%
Information Technology	4.6%
Insurance	5.2%
Telecommunication Services	11.2%
Utilities	1.0%
Other*	25.0%

* Includes cash and equivalents, investment companies, exchange traded funds, U.S. government agencies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL& MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS	October 31, 2008

Shares		Percentage of Net Assets (%)	Value

COMMON STOCKS — 29.6%
AUSTRALIA — 0.4%
8,970,495	Other Securities	0.4	$11,293,003

AUSTRIA — 0.1%
138,469	Other Securities	0.1	2,735,725

BELGIUM — 0.1%
120,866	Other Securities	0.1	3,283,778

BERMUDA — 0.1%
193,857	Other Securities	0.1	2,239,243

BRAZIL — 0.2%
1,249,632	Other Securities	0.2	5,097,357

CANADA — 0.6%
3,320,125	Other Securities	0.6	18,995,626

CHILE — 0.0%
59,986,408	Other Securities	0.0	1,131,584

CHINA — 0.0%
7,643,800	Other Securities	0.0	1,344,864

CYPRUS — 0.0%
25,000	Other Securities	0.0	61,616

DENMARK — 0.0%
71,380	Other Securities	0.0	992,569

FINLAND — 0.2%
485,604	Other Securities	0.2	4,431,825

FRANCE — 0.3%
581,985	Other Securities	0.3	10,220,666

GERMANY — 0.3%
592,511	Other Securities	0.3	8,751,730

GREECE — 0.1%
738,588	Other Securities	0.1	3,815,784

HONG KONG — 0.2%
42,673,982	Other Securities	0.2	5,391,427

HUNGARY — 0.0%
16,935	Other Securities	0.0	93,597

INDONESIA — 0.0%
31,185,850	Other Securities	0.0	1,166,909

IRELAND — 0.1%
790,482	Other Securities	0.1	2,186,940

ISRAEL — 0.0%
246,153	Other Securities	0.0	1,105,805

ITALY — 0.2%
2,196,250	Other Securities	0.2	6,343,858

JAPAN — 1.9%
12,674,792	Other Securities	1.9	54,659,656

LIECHTENSTEIN — 0.0%
597	Other Securities	0.0	82,366

LUXEMBOURG — 0.0%
2,410	Other Securities	0.0	9,635

Shares		Percentage of Net Assets (%)	Value

MALAYSIA — 0.1%
6,829,076	Other Securities	0.1	$3,209,438

MEXICO — 0.2%
4,015,999	Other Securities	0.2	4,761,251

MONACO — 0.0%
56	Other Securities	0.0	37,115

NETHERLANDS — 0.2%
358,518	Other Securities	0.2	4,398,778

NEW ZEALAND — 0.0%
704,865	Other Securities	0.0	1,113,392

NORWAY — 0.1%
1,055,215	Other Securities	0.1	1,986,655

PHILIPPINES — 0.0%
9,082,475	Other Securities	0.0	605,582

POLAND — 0.1%
956,603	Other Securities	0.1	1,951,031

PORTUGAL — 0.0%
769,897	Other Securities	0.0	1,431,123

SINGAPORE — 0.1%
3,073,962	Other Securities	0.1	1,817,555

SOUTH AFRICA — 0.2%
2,926,462	Other Securities	0.2	4,654,786

SOUTH KOREA — 0.2%
450,336	Other Securities	0.2	4,676,397

SPAIN — 0.2%
930,485	Other Securities	0.2	5,309,138

SWEDEN — 0.1%
453,010	Other Securities	0.1	2,709,070

SWITZERLAND — 0.4%
249,851	Other Securities	0.4	10,575,088

TAIWAN — 0.1%
11,654,543	Other Securities	0.1	3,554,509

THAILAND — 0.0%
17,273,724	Other Securities	0.0	1,443,011

TURKEY — 0.0%
1,049,218	Other Securities	0.0	1,028,287

UNITED KINGDOM — 1.2%
13,303,034	Other Securities	1.2	35,480,603

UNITED STATES — 21.6%
380,000	ABM Industries, Inc.	0.2	6,205,400
167,366	Advance Auto Parts, Inc.	0.2	5,221,819
409,531	American Medical Systems Holdings, Inc.(b)	0.2	4,431,125
209,900	Aptargroup, Inc.	0.2	6,364,168
230,221	Atheros Communications, Inc.(b)	0.1	4,137,071
85,000	Bio-Rad Laboratories, Inc. - Class A(b)	0.2	7,257,300
2,550,435	Carter’ s, Inc.(b)	1.8	54,171,240

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Percentage of Net Assets (%)	Value

UNITED STATES (continued)
192,424	Charles River Laboratories International, Inc.(b)	0.2	$6,894,552
61,500	Chattem, Inc.(b)	0.2	4,653,705
246,946	Citrix Systems, Inc.(b)	0.2	6,363,798
117,500	Clarcor, Inc.	0.1	4,158,325
83,300	Comstock Resources, Inc.(b)	0.1	4,116,686
834,400	Del Monte Foods Co.	0.2	5,265,064
141,084	Dollar Tree, Inc.(b)	0.2	5,364,014
216,763	Dresser-Rand Group, Inc.(b)	0.2	4,855,491
375,000	Dun & Bradstreet Corp.	0.9	27,633,750
351,100	Euronet Worldwide, Inc.(b)	0.1	4,185,112
121,400	Factset Research Systems, Inc.	0.2	4,709,106
145,068	FMC Corp.	0.2	6,316,261
758,000	Global Payments, Inc.	1.0	30,706,580
207,288	Hain Celestial Group, Inc.(b)	0.2	4,817,373
175,000	HCC Insurance Holdings, Inc.	0.1	3,860,500
289,300	Healthcare Realty Trust, Inc. REIT	0.3	7,391,615
235,000	IDEX Corp.	0.2	5,447,300
117,759	Integra LifeScience Holdings Corp.(b)	0.2	4,420,673
165,000	Interactive Data Corp.	0.1	3,890,700
145,000	Kaydon Corp.	0.2	4,844,450
216,800	Kennametal, Inc.	0.2	4,600,496
179,100	Lancaster Colony Corp.	0.2	5,648,814
103,593	Matthews International Corp. - Class A	0.2	4,623,356
155,400	McCormick & Co., Inc.	0.2	5,230,764
217,000	National Instruments Corp.	0.2	5,511,800
127,124	Navigators Group, Inc.(b)	0.2	6,421,033
288,000	NetApp, Inc.(b)	0.1	3,896,640
262,000	NeuStar, Inc. - Class A(b)	0.2	5,161,400
110,000	Philadelphia Consolidated Holding Co.(b)	0.2	6,433,900
65,000	Ralcorp Holdings, Inc.(b)	0.2	4,399,200
282,784	SEI Investments Co.	0.2	4,999,621
286,300	Sensient Technologies Corp.	0.2	7,223,349
915,100	Stewart Enterprises, Inc. - Class A	0.2	4,731,067
87,000	Teleflex, Inc.	0.2	4,610,130
267,300	Waste Connections, Inc.(b)	0.3	9,048,105
91,491	Waters Corp.(b)	0.1	4,007,306
145,600	WD-40 Co.	0.1	4,236,960
179,200	West Pharmaceutical Services, Inc.	0.2	7,153,664
84,900	Whiting Petroleum Corp.(b)	0.2	4,413,951
132,655	Wisconsin Energy Corp.	0.2	5,770,492
20,648,967	Other Securities	9.8	289,335,256

			635,140,482

Total Common Stocks (Cost $1,090,018,593)			871,318,854

EXCHANGE TRADED FUNDS — 0.7%
24,000	iShares MSCI Brazil Index Fund	0.1	911,040
742,500	iShares MSCI Japan Index Fund	0.2	6,675,081

Shares		Percentage of Net Assets (%)	Value

1,317,400	iShares MSCI Singapore Index Fund	0.3	$9,261,322
122,700	iShares MSCI South Korea Index Fund	0.1	3,452,778

Total Exchange Traded Funds (Cost $25,635,261)			20,300,221

RIGHTS/WARRANTS — 0.0%
1,000,394	Other Rights/Warrants	0.0	12,749

Total Rights/Warrants (Cost $10,787)			12,749

Principal Amount

U.S. GOVERNMENT AGENCIES — 49.6%
Federal Home Loan Bank — 23.3%
$ 200,000,000	0.01%, 11/03/08(c)	6.8	199,991,222
100,000	1.10%, 11/04/08(c)	0.0	99,991
7,000,000	1.00%, 11/10/08(c)	0.2	6,998,250
10,000,000	1.55%, 11/10/08(c)	0.3	9,996,125
2,600,000	1.15%, 11/13/08(c)	0.1	2,599,003
44,000,000	1.18%, 11/17/08(c)	1.5	43,976,924
15,000,000	1.18%, 11/17/08(c)	0.5	14,992,133
87,000,000	0.90%, 12/01/08(c)	3.0	86,934,750
200,000,000	1.39%, 12/19/08(c)	6.8	199,666,720
105,000,000	0.77%, 12/22/08(c)	3.6	104,886,270
16,000,000	3.03%, 01/21/09(c)	0.5	15,962,784

			686,104,172

Freddie Mac — 26.3%
300,000,000	2.63%, 01/30/09(c)	10.2	299,222,700
50,000,000	2.40%, 02/20/09(c)	1.7	49,735,050
150,000,000	2.77%, 02/27/09(c)	5.1	149,154,150
50,000,000	2.45%, 03/13/09(c)	1.7	49,617,200
150,000,000	2.82%, 03/13/09(c)	5.0	148,851,600
77,000,000	2.45%, 04/17/09(c)	2.6	76,198,892

			772,779,592

Total U.S. Government Agencies (Cost $1,456,416,291)			1,458,883,764

Principal Amount

U.S. GOVERNMENT SECURITIES — 18.9%
U.S. Treasury Bill — 18.9%
556,900,000	0.40%, 11/28/2008(c)	18.9	556,732,930

Total U.S. Government Securities (Cost $556,732,930)			556,732,930

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Percentage of Net Assets (%)	Value

INVESTMENT COMPANY — 0.5%
13,238,900	SEI Daily Income Trust Government II Fund, Class A	0.5	$13,238,900

Total Investment Company (Cost $13,238,900)			13,238,900

CASH SWEEP — 2.3%
67,258,707	Citibank Dollars on Deposit in Custody Account	2.3	67,258,707

Total Cash Sweep (Cost $67,258,707)			67,258,707

TOTAL INVESTMENTS — 101.6%
(Cost $3,209,311,469)(a)			2,987,746,125
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.6)%			(45,803,301)

NET ASSETS — 100.0%			$2,941,942,824

(a)	Cost for federal income tax purposes is 3,211,837,180 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$49,026,511
Unrealized depreciation	(273,117,566)

Net unrealized depreciation	$(224,091,055)

(b)	Non-income producing security.

(c)	The rate represents the annualized yield at time of purchase.

Securities with a value of $70,641, or 0.00% of net assets were fair valued by the Board of Directors.

This Condensed Portfolio of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Portfolio of Investments is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov.

ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	1.2%
Consumer Discretionary	4.9%
Consumer Staples	2.3%
Diversified Financials	0.9%
Energy	1.8%
Health Care	3.8%
Industrials	5.9%
Information Technology	4.6%
Insurance	1.1%
Materials	1.7%
Real Estate	0.6%
Telecommunication Services	0.3%
Utilities	0.5%
Other*	70.4%

* Includes cash and equivalents, exchange traded funds, U.S. government agencies and securities, rights/warrants, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS	October 31, 2008

Shares		Value

COMMON STOCKS — 45.5%
AUSTRALIA — 0.3%
85,000	Felix Resources Ltd.	$669,932
1,620,000	International Ferro Metals Ltd.	925,535
811,420	Salmat Ltd.	1,682,392

		3,277,859

AUSTRIA — 0.1%
109,680	A-TEC Industries AG(b)	1,425,886

BERMUDA — 0.3%
117,600	Central European Media Enterprises Ltd. - Class A(b)	3,141,096

BRAZIL — 2.2%
251,499	B2W Companhia Global Do Varejo	3,227,174
1,678,944	BM&FBOVESPA SA	4,456,002
330,100	Gol Linhas Aereas Inteligentes SA - ADR	1,432,634
654,300	Petroleo Brasileiro SA - ADR	14,440,401
234,900	Tam SA	2,485,242

		26,041,453

CANADA — 2.1%
500,000	Asian Coast Development Ltd.(b)	20,000,000
78,860	Bonavista Energy Trust	1,395,573
421,720	Frontera Copper Corp.(b)	129,459
365,000	Grande Cache Coal Corp.(b)	508,753
123,880	Keyera Facilities Income Fund	1,876,752
420,000	Western Canadian Coal Corp.(b)	627,230

		24,537,767

CHINA — 0.3%
3,744,000	Beijing Capital International Airport Co. Ltd. - H Shares	2,028,993
3,926,000	Zhejiang Expressway Co. Ltd. - H Shares	1,813,547

		3,842,540

DENMARK — 0.0%
132,310	TK Development(b)	566,177

EGYPT — 1.2%
740,687	Egyptian Financial Group-Hermes Holding SAE	3,304,328
342,317	Orascom Telecom Holding SAE - GDR	10,611,827

		13,916,155

FINLAND — 0.0%
51,020	Outokumpu Oyj	526,723

FRANCE — 0.9%
1,199,864	Alcatel-Lucent(b)	3,073,869
44,490	Kaufman & Broad SA	907,276
60,582	Pernod-Ricard SA	3,920,970

Shares		Value

FRANCE (continued)
55,250	Total SA	$3,014,987

		10,917,102

GERMANY — 0.9%
249,598	E.ON AG	9,636,018
11,780	Salzgitter AG	768,127

		10,404,145

HONG KONG — 1.6%
17,624,458	Century City International	432,081
22,924,000	GOME Electrical Appliances Holdings Ltd.	4,436,875
6,296,000	Hutchison Telecommunications International Ltd.(b)	6,807,760
4,153,810	Luk Fook Holdings International Ltd.	980,829
5,920,800	Minmetals Resources Ltd.	572,977
40,100,000	Pacific Andes Holdings Ltd.	4,191,167
22,827,730	Shenzhen International Holdings Ltd.	751,101

		18,172,790

HUNGARY — 0.1%
16,790	MOL Hungarian Oil and Gas Nyrt	906,704

INDIA — 0.1%
115,870	Sterlite Industries India Ltd. - ADR	717,235

INDONESIA — 0.2%
9,000,000	PT Bumi Resources Tbk	1,795,871

IRELAND — 0.2%
238,700	Elan Corp. Plc - ADR(b)	1,821,281

ITALY — 0.3%
199,347	De’Longhi SpA	478,429
730,653	Intesa Sanpaolo SpA	2,647,091

		3,125,520

JAPAN — 1.3%
160,500	Aeon Mall Co. Ltd.	3,877,677
65,000	Elpida Memory, Inc.(b)	333,875
123,000	Fuji Machine Manufacturing Co. Ltd.	1,025,104
8,600	Nintendo Co. Ltd.	2,671,404
353,000	Shinwa Kaiun Kaisha Ltd.	802,680
118,000	Tokyu Community Corp.	1,673,394
95,500	Toyota Motor Corp.	3,616,029
63,000	Yaoko Co. Ltd.	1,790,681

		15,790,844

MALAYSIA — 0.1%
900,920	Petronas Dagangan Berhad	1,699,849

MEXICO — 1.6%
529,700	America Movil SAB de CV - ADR, Series L	16,388,918

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

MEXICO (continued)
1,006,200	Grupo Financiero Banorte SAB de CV - Series O	$1,843,103
486,570	Grupo Simec SAB de CV - Series B(b)	899,970

		19,131,991

NETHERLANDS — 1.0%
124,226	Fortum Oyj	3,041,565
584,733	Pan European Hotel Acquisition Co. NV(b)	5,179,641
70,200	Telegraaf Media Groep NV	1,333,155
83,111	TomTom NV(b)	629,749
23,740	VastNed Retail NV	1,210,314

		11,394,424

NORWAY — 0.1%
129,560	Ekornes ASA	1,346,518

OMAN — 0.2%
214,722	Bank Muscat SAOG - GDR	1,975,442

PORTUGAL — 0.1%
630,050	SAG GEST-Solucoes Automovel Globais SGPS SA	1,164,395

QATAR — 0.0%
146,100	Commercial Bank of Qatar - GDR(b)	438,300

RUSSIA — 1.8%
932,965	Gazprom OAO - ADR	18,538,015
116,318	Uralkali - GDR	2,429,883

		20,967,898

SOUTH AFRICA — 0.1%
193,680	Sappi Ltd.	1,180,903

SOUTH KOREA — 0.1%
25,350	Dongwon Industries Co. Ltd.	1,402,060

SPAIN — 0.4%
1,535,870	Iberdrola Renovables SA(b)	4,639,381

SWEDEN — 0.1%
213,450	Boliden AB	508,869
246,570	Fabege AB	965,944

		1,474,813

SWITZERLAND — 0.7%
40,610	Kardex AG(b)	1,159,085
71,173	Nestle SA	2,761,736
18,957	Roche Holding AG	2,890,056
13,150	Walter Meier AG - Class A	900,328

		7,711,205

TAIWAN — 1.6%
24,677,775	Compal Electronics, Inc.	17,732,533
1,042,428	Huang Hsiang Construction Co.	396,649

		18,129,182

Shares		Value

THAILAND — 0.8%
28,450,000	Thoresen Thai Agencies Public Co. Ltd.(c)	$9,740,371

TURKEY — 0.9%
3,000,000	Eczacibasi Ilac Sanayi ve Ticaret AS	2,351,721
12,718,140	Trakya Cam Sanayii AS(b)	8,239,539

		10,591,260

UNITED KINGDOM — 3.1%
212,970	Care U.K. Plc	775,455
136,280	Clarkson Plc	965,016
198,630	Cranswick Plc	2,013,887
405,000	Eurasian Natural Resources Corp.	2,015,647
22,450	Greggs Plc	1,168,078
2,190,250	KCOM Group Plc	634,477
1,776,000	KKR Private Equity Investors LP(b)	8,755,680
176,390	Meinl European Land Ltd.(b)	798,104
219,200	Northgate Plc	448,016
1,925,886	Rolls-Royce Group Plc(b)	10,111,854
110,160,679	Rolls-Royce Group Plc - C Shares Entitlement(b)	177,287
1,671,100	Vodafone Group Plc	3,203,051
376,400	Wolseley Plc	2,047,463
536,969	WPP Group Plc	3,240,635

		36,354,650

UNITED STATES — 20.7%
61,950	Alliance Resource Partners LP	1,982,400
256,400	Amazon.com, Inc.(b)	14,676,336
229,060	Amkor Technology, Inc.(b)	929,984
101,200	Ann Taylor Stores Corp.(b)	1,272,084
72,700	Apple, Inc.(b)	7,821,793
63,600	Autodesk, Inc.(b)	1,355,316
152,700	Baker Hughes, Inc	5,336,865
87,500	Bed Bath & Beyond, Inc.(b)	2,254,875
142,240	Benchmark Electronics, Inc.(b)	1,705,458
123,380	Career Education Corp.(b)	1,950,638
165,140	Cato Corp. (The) - Class A	2,562,973
53,700	Cephalon, Inc.(b)	3,851,364
69,340	Ceradyne, Inc.(b)	1,629,490
372,600	Cisco Systems, Inc.(b)	6,621,102
56,230	Con-way, Inc.	1,914,069
87,250	Cubic Corp.	1,941,312
271,600	Deere & Co.	10,472,896
555,090	Denny’s Corp.(b)	993,611
35,860	ENSCO International, Inc.	1,363,039
96,000	Formfactor, Inc.(b)	1,672,320
36,300	Genentech, Inc.(b)	3,010,722
705,000	GHL Acquisition Corp.(b)	6,228,675
128,400	Gilead Sciences, Inc.(b)	5,887,140
36,300	Goldman Sachs Group, Inc. (The)	3,357,750
50,400	Google, Inc. - Class A(b)	18,111,744

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
99,750	Great Atlantic & Pacific Tea Co.(b)	$824,932
65,770	Harleysville Group, Inc.	2,077,017
494,000	Hewlett-Packard Co.	18,910,320
146,880	Hutchinson Technology, Inc.(b)	1,004,659
62,700	International Business Machines Corp.	5,829,219
98,000	Johnson & Johnson	6,011,320
29,200	Jones Lang LaSalle, Inc.	961,264
74,470	Jos. A. Bank Clothiers, Inc.(b)	1,896,751
444,100	Juniper Networks, Inc.(b)	8,322,434
67,590	K-Sea Transportation Partners LP	1,149,706
65,070	LandAmerica Financial Group, Inc.	640,939
155,820	Liberty Media Corp. - Capital, Series A(b)	1,061,134
3,526	Merrill Lynch & Co., Inc.	65,550
43,434	Merrill Lynch & Co., Inc.(b)	686,321
215,500	Microsoft Corp.	4,812,115
167,100	Monster Worldwide, Inc.(b)	2,379,504
111,100	Murphy Oil Corp.	5,626,104
638,766	Pfizer, Inc.	11,312,546
135,350	Progressive Corp. (The)	1,931,444
123,900	Red Hat, Inc.(b)	1,649,109
111,490	RR Donnelley & Sons Co.	1,847,389
601,000	Sapphire Industrials Corp.(b)	5,378,950
80,000	Schlumberger Ltd.	4,132,000
28,000	Schnitzer Steel Industries, Inc. - Class A	754,040
101,800	Smith International, Inc.	3,510,064
1,407,400	Sprint Nextel Corp.	4,405,162
93,420	SRA International, Inc. - Class A(b)	1,726,402
83,770	Thor Industries, Inc.	1,499,483
38,160	Unit Corp.(b)	1,432,526
17,900	UTi Worldwide, Inc.	210,504
93,100	W.R. Berkley Corp.	2,445,737
61,480	Wabtec Corp.	2,444,445
131,000	Wal-Mart Stores, Inc.	7,311,110
364,100	WellPoint, Inc.(b)	14,152,567
30,910	Whiting Petroleum Corp.(b)	1,607,011
43,500	Wynn Resorts Ltd.	2,627,400

		241,541,134

Total Common Stocks (Cost $858,185,984)		531,810,924

EXCHANGE TRADED FUNDS — 2.4%
UNITED STATES — 2.4%
835,000	iShares MSCI Japan Index Fund	7,506,650
1,500,000	iShares MSCI Singapore Index Fund	10,545,000
1,120,000	iShares MSCI Taiwan Index Fund	9,878,400

Shares		Value

UNITED STATES (continued)
Total Exchange Traded Funds (Cost $48,922,450)		$27,930,050

PREFERRED STOCKS — 1.2%
UNITED STATES — 1.2%
19,150	Bank of America Corp., Series L, Cnv.(b)	13,405,000
225,000	Fannie Mae(b)	472,500
250,000	Freddie Mac(b)	387,500

Total Preferred Stocks (Cost $22,139,197)		14,265,000

RIGHTS/WARRANTS — 0.0%
UNITED STATES — 0.0%
483,600	Sapphire Industrials Corp., Warrants, Expires 01/17/12(b)	72,540

Total Rights/Warrants (Cost $261,158)		72,540

Contracts

CALL OPTIONS PURCHASED — 0.1%
UNITED STATES — 0.1%
1,000	Brazil Real, Strike $2.05, Expires 01/20/09	0
4,950	Cisco Systems, Inc., Strike $30.00, Expires 01/16/10	361,350
3,000	S&P 500 Index, Strike $1,250.00, Expires 12/20/08	165,000
10,000	Sara Lee Corp., Strike $15.00, Expires 01/16/10	1,025,000
5,000	Texas Instruments, Inc., Strike $35.00, Expires 01/16/10	215,000

Total Call Options Purchased (Cost $7,670,023)		1,766,350

PUT OPTIONS PURCHASED — 6.9%
UNITED STATES — 6.9%
1,000	S&P 500 Index, Strike $1,325.00, Expires 12/20/08	35,610,000
1,000	S&P 500 Index, Strike $1,425.00, Expires 12/20/08	45,560,000

Total Put Options Purchased (Cost $17,234,015)		81,170,000

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

BANK LOANS — 1.3%
UNITED STATES — 1.3%
$250,000	Affinion Group, Inc., 5.32%, 10/17/12(d)	$195,000
59,458	Allied Waste North America, Inc., 4.18%, 03/28/14(d)	56,410
83,201	Allied Waste North America, Inc., 4.87%, 03/28/14(d)	78,937
750,000	Alltel Communications, Inc., 2.50%, 05/15/15(d)	711,938
115,204	Alltel Communications, Inc., Term Loan B-3, 5.50%, 05/18/15(d)	109,695
149,625	Amsted Industries, Inc., 6.50%, 04/05/13(d)	115,959
14,934	ARAMARK Corp., 2.43%, 01/26/14(d)	12,436
235,066	ARAMARK Corp., 5.64%, 01/26/14(d)	195,752
250,000	Capital Automotive, 4.60%, 12/15/10(d)	152,250
170,033	Carestream Health, Inc., 5.43%, 04/30/13(d)	109,671
149,242	Celanese US Holdings LLC, 5.55%, 04/02/14(d)	119,714
500,000	Cequel Communications LLC, 2.00%, 11/05/13(d)	372,500
500,000	CommScope, Inc., 2.50%, 12/28/14(d)	375,000
30,409	Community Health Systems, Inc., 1.00%, 07/25/14(d)	24,286
594,591	Community Health Systems, Inc., 5.24%, 07/25/14(d)	474,855
298,469	CSC Holdings, Inc., 4.57%, 03/29/13(d)	256,897
166,978	Davita, Inc., 4.78%, 10/05/12(d)	144,198
100,000	Dayco Products LLC, 6.50%, 06/23/11(d)	33,000
160,000	Dex Media West LLC, 7.41%, 10/24/14(d)	88,000
159,177	DirecTV Holdings LLC/DirecTV Financing Co., 5.20%, 04/13/13(d)	140,076
310,043	DJO Finance LLC, 6.74%, 05/20/14(d)	232,532
467,561	Education Management LLC, 5.56%, 06/01/13(d)	296,901
400,408	EnviroSolutions, Inc., 12.04%, 07/07/12(d)	290,296
159,186	Fairchild Semiconductor Corp., 5.26%, 06/26/13(d)	113,818

Principal Amount		Value

UNITED STATES (continued)
$547,236	First Data Corp., Term Loan B-2, 6.02%, 09/24/14(d)	$400,655
159,591	Fresenius Medical Care Holdings, 4.57%, 03/31/13(d)	134,375
258,300	Georgia-Pacific Corp., 4.58%, 12/20/12(d)	213,528
399,629	Hawaiian Telecom Communications, Inc., 6.26%, 06/01/14(d)	211,804
671,291	HCA, Inc., 5.23%, 11/16/12(d)	564,388
42,857	Huntsman International LLC, 6.50%, 04/19/14(d)	36,827
499,239	Idearc, Inc., 5.77%, 11/17/14(d)	210,513
500,000	Invitrogen/Applied Biosystems, 3.00%, 09/19/15(d)	462,500
198,967	Jarden Corp., 5.51%, 01/24/12(d)	160,666
150,000	Jostens IH Corp., 5.17%, 12/21/11(d)	123,750
900,000	Kuilima Resort Co., 8.75%, 09/30/10(d)	405,000
300,000	Lyondell Chemical Co., 6.50%, 12/20/14(d)	177,000
698,721	Metro-Goldwyn-Mayer, Inc., 7.01%, 04/08/12(d)	341,937
1,000,000	Mylan Laboratories, Inc., 3.25%, 10/02/14(d)	853,929
696,449	Nielsen Finance LLC, 4.23%, 08/09/13(d)	501,791
49,220	NRG Energy, Inc., 2.70%, 02/01/13(d)	42,548
100,186	NRG Energy, Inc., 5.26%, 02/01/13(d)	86,605
646,750	Nuveen Investments, Inc., 6.67%, 11/13/14(d)	363,797
378,891	Oshkosh Corp., 4.53%, 12/06/13(d)	260,217
229,025	Penn National Gaming, Inc., 5.27%, 10/03/12(d)	189,073
200,000	RBS Global, Inc./Rexnord LLC, 6.58%, 07/22/13(d)	159,750
198,985	Regal Cinemas Corp., 5.26%, 10/27/13(d)	147,746
171,014	Rockwood Specialties Group, Inc., 4.30%, 07/30/12(d)	141,428
500,000	Sungard Data Systems, Inc., 3.75%, 02/28/14(d)	425,000
358,177	Sungard Data Systems, Inc., 4.55%, 02/28/14(d)	273,110
150,000	TD Ameritrade Holdings Corp., 5.00%, 12/31/12(d)	123,281

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount			Value

UNITED STATES (continued)
$115,244		Texas Competitive Electric Holdings Co. LLC, 5.32%, 10/10/14(d)	$89,415
250,000		Tranche A Term Loan, 5.90%, 11/16/12(d)	210,188
150,000		Transdigm, Inc., 5.21%, 06/23/13(d)	111,750
842,002		Tribune Co., 6.50%, 05/14/14(d)	369,639
600,000		Univision Communications, Inc., 5.78%, 09/29/14(d)	321,600
600,000		UPC Financing Partnership, 5.47%, 12/31/14(d)	420,000
127,077		VML US Finance LLC, 6.02%, 05/25/12(d)	79,550
427,179		VML US Finance LLC, 6.02%, 05/25/13(d)	339,607
581,020		VML US Finance LLC, Term Loan B, 6.02%, 05/24/13(d)	363,719
79,646		West Corp., 5.61%, 10/24/13(d)	50,575
1,000,000		Wrigley Jr. Co., 3.50%, 07/17/14(d)	943,875

Total Bank Loans (Cost $18,059,427)			15,011,257

CORPORATE BONDS — 16.0%
AUSTRIA — 0.6%
8,000,000	(e)	Oesterreichische Kontrollbank AG, 2.75%, 06/14/11	6,952,488

BERMUDA — 0.3%
200,000		Digicel Group Ltd., 8.88%, 01/15/15(f)	112,000
100,000		Intelsat Subsidiary Holding Co. Ltd., 8.50%, 01/15/13(f)	87,000
5,500,000		Pacific Andes Holdings Ltd., Cnv., 4.00%, 04/18/12	2,736,250
200,000		Petroplus Finance Ltd., 6.75%, 05/01/14(f)	134,000
400,000		Weatherford International Ltd., 6.00%, 03/15/18	305,534

			3,374,784

CANADA — 0.1%
500,000		Canadian Natural Resources Ltd., 5.90%, 02/01/18	417,495
200,000		CanWest MediaWorks, Inc., 8.00%, 09/15/12	128,000

Principal Amount			Value

CANADA (continued)
$350,000		Shaw Communications, Inc., 7.20%, 12/15/11	$323,750
500,000		Videotron Ltee, 6.88%, 01/15/14	415,000

			1,284,245

CHINA — 0.4%
36,000,000	(e)	FU JI Food and Catering Services Holdings Ltd., Cnv., 7.47%, 11/09/09(g)	4,123,158

FRANCE — 0.9%
5,501,200	(e)	Alcatel-Lucent, Cnv., 4.75%, 01/01/11	4,654,887
700,000		BNP Paribas, 7.20%, 06/25/37(d)(f)	447,010
6,000,000		Calyon, 6.32%, 11/13/36(f)	5,997,000

			11,098,897

GERMANY — 0.2%
500,000		Kabel Deutschland GmbH, 10.63%, 07/01/14	420,000
2,637,000	(e)	Kreditanstalt fuer Wiederaufbau, 6.50%, 11/15/11(j)	1,524,520

			1,944,520

HONG KONG — 0.3%
29,480,000	(e)	Shanghai Industrial Investment Treasury Co. Ltd., Cnv., 15.86%, 03/16/09(g)	3,979,896

INDIA — 0.2%
1,000,000		ICICI Bank Ltd., 6.63%, 10/03/12(f)	937,720
2,700,000		ICICI Bank Ltd., 6.38%, 04/30/22(d)(f)	1,230,849

			2,168,569

JAPAN — 0.1%
98,000,000	(e)	European Investment Bank, 0.69%, 09/21/11(d)	994,582

LUXEMBOURG — 1.5%
4,200,000		Gaz Capital SA, 8.15%, 04/11/18(f)	2,856,000
1,500,000		Gaz Capital SA, 7.51%, 07/31/13(f)	1,062,435
800,000		Telecom Italia Capital SA, 4.95%, 09/30/14	576,512
1,315,000		TNK-BP Finance SA, 7.88%, 03/13/18	539,150
16,800,000	(e)	Weather Capital Finance SA, Cnv., 4.75%, 02/27/13	12,460,980

			17,495,077

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount			Value

MALAYSIA — 0.7%
$2,500,000		AMCORP Capital Labuan Ltd., Cnv., 1.00%, 02/08/10	$2,693,125
9,000,000	(e)	Berjaya Land Berhad, Cnv., 8.00%, 08/15/11	2,581,477
3,000,000		Feringghi Capital Ltd., Cnv., 10.30%, 12/22/09(g)	3,181,203

			8,455,805

NETHERLANDS — 0.6%
5,118,750	(e)	EM.TV Finance BV, Cnv., 5.25%, 05/08/13	3,590,490
735,000		HSBK Europe BV, 7.25%, 05/03/17(f)	374,850
200,000		Intergen NV, 9.00%, 06/30/17(f)	160,000
2,400,000		KazMunaiGaz Finance Sub BV, 9.13%, 07/02/18(f)	1,440,000
1,205,000		Lukoil International Finance BV, 6.66%, 06/07/22(f)	602,500
750,000		Lukoil International Finance BV, 6.36%, 06/07/17(f)	412,500
1,000,000		Lukoil International Finance BV, 6.66%, 06/07/22	470,000

			7,050,340

NEW ZEALAND — 0.2%
3,074,000	(e)	European Investment Bank, 6.50%, 09/10/14	1,771,950

SOUTH AFRICA — 0.9%
112,000,000	(e)	Harmony Gold Mining Co., Ltd., Cnv., 4.88%, 05/21/09	10,071,407

SWEDEN — 0.0%
910,000	(e)	Svensk Exportkredit AB, 7.63%, 06/30/14(j)	544,732

THAILAND — 0.6%
10,200,000		Thoresen Thai Agencies Public Co. Ltd., Cnv., 2.50%, 09/24/12	6,529,673

UNITED ARAB EMIRATES — 0.5%
9,350,000		Dana Gas Sukuk Ltd., Cnv., 7.50%, 10/31/12	4,745,125
2,680,000		DP World, 6.85%, 07/02/37(f)	1,440,232

			6,185,357

UNITED KINGDOM — 0.4%
400,000		British Sky Broadcasting Group Plc, 6.10%, 02/15/18(f)	337,281
2,665,000	(e)	EFG Ora Funding Ltd. II, Cnv., 1.00%, 11/29/09	3,320,253

Principal Amount		Value

UNITED KINGDOM (continued)
$1,200,000	HSBC Holdings Plc, 6.50%, 09/15/37	$946,202

		4,603,736

UNITED STATES — 7.5%
500,000	AES Corp. (The), 8.00%, 10/15/17	385,000
6,045,000	Alexandria Real Estate Equities, Inc., Cnv., 3.70%, 01/15/27(f)	4,412,850
250,000	Allied Waste North America, Inc., 6.38%, 04/15/11	230,000
1,100,000	American Express Credit Corp., Series C, 7.30%, 08/20/13	970,930
2,500,000	American International Group, Inc., 8.25%, 08/15/18(f)	1,029,722
100,000	American Tower Corp., 7.13%, 10/15/12(f)	92,750
250,000	American Tower Corp., 7.00%, 10/15/17(f)	217,500
700,000	ARAMARK Corp., 8.50%, 02/01/15	598,500
250,000	Ball Corp., 6.63%, 03/15/18	205,000
2,700,000	Bank of America Corp., 8.13%, 05/15/18(d)	2,092,311
250,000	Biomet, Inc., 10.00%, 10/15/17	230,000
100,000	Biomet, Inc., 11.63%, 10/15/17	87,000
250,000	Cablevision Systems Corp., Series B, 8.33%, 04/01/09(d)	242,500
500,000	Cargill, Inc., 5.20%, 01/22/13(f)	454,504
500,000	Centennial Communications Corp., 9.63%, 01/01/13(d)	380,000
200,000	Charter Communications Holdings II, LLC, 10.25%, 09/15/10	139,000
200,000	Chesapeake Energy Corp., 6.25%, 01/15/18	142,000
350,000	CHS/Community Health Systems, Inc., 8.88%, 07/15/15	293,125
250,000	Church & Dwight Co., Inc., 6.00%, 12/15/12	228,125
1,700,000	Citigroup Capital XXI, 8.30%, 12/21/20(d)	1,166,982
250,000	Comcast Corp., 5.12%, 07/14/09(d)	239,516

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

UNITED STATES (continued)
$800,000	Comcast Corp., 6.30%, 11/15/17	$691,346
500,000	Constellation Brands, Inc., 7.25%, 09/01/16	415,000
250,000	Corrections Corp. of America, 7.50%, 05/01/11	236,250
250,000	Crown Americas LLC/Crown Americas Capital Corp., 7.63%, 11/15/13	220,000
500,000	DaVita, Inc., 7.25%, 03/15/15	427,500
250,000	Del Monte Corp., 8.63%, 12/15/12	226,250
500,000	DirecTV Holdings LLC/DirecTV Financing Co., 8.38%, 03/15/13	468,750
300,000	DirecTV Holdings LLC/DirecTV Financing Co., 7.63%, 05/15/16(f)	252,000
350,000	DJO Finance LLC/DJO Finance Corp., 10.88%, 11/15/14	281,750
500,000	Echostar DBS Corp., 6.38%, 10/01/11	445,000
200,000	Edison Mission Energy, 7.00%, 05/15/17	158,250
500,000	El Paso Corp., 7.00%, 06/15/17	381,602
800,000	Embarq Corp., 7.08%, 06/01/16	616,000
500,000	Energy Future Holdings Corp., 10.88%, 11/01/17(f)	385,000
250,000	EXCO Resources, Inc., 7.25%, 01/15/11	202,500
100,000	Ford Motor Credit Co. LLC, 5.80%, 01/12/09	92,718
100,000	Ford Motor Credit Co. LLC, 9.88%, 08/10/11	63,017
250,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	196,250
250,000	FTI Consulting, Inc., 7.75%, 10/01/16	231,875
123,000,000	General Electric Capital Corp., MTN, 8.50%, 04/06/18(k)	7,314,330
2,500,000	Genzyme Corp., Cnv., 1.25%, 12/01/23	2,612,500
200,000	GMAC LLC, 6.88%, 08/28/12	109,460
1,600,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/01/37	1,042,078

Principal Amount		Value

UNITED STATES (continued)
$350,000	Goodyear Tire & Rubber Co. (The), 6.68%, 12/01/09(d)	$320,688
500,000	HCA, Inc., 8.75%, 09/01/10	440,000
200,000	HCA, Inc., 9.13%, 11/15/14	172,000
350,000	HCA, Inc., 9.25%, 11/15/16	297,500
8,220,000	Health Care REIT, Inc., Cnv., 4.75%, 12/01/26	7,880,925
500,000	Inergy LP/Inergy Finance Corp., 8.25%, 03/01/16	383,750
500,000	Intelsat Corp., 9.25%, 08/15/14(f)	430,000
500,000	Iron Mountain, Inc., 7.75%, 01/15/15	430,000
200,000	Jarden Corp., 7.50%, 05/01/17	149,000
1,200,000	JP Morgan Chase Capital XXII, 6.45%, 02/02/37	837,721
1,300,000	JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18(d)	1,053,572
22,940,000	King Pharmaceuticals, Inc., Cnv., 1.25%, 04/01/26	14,251,475
500,000	Kroger Co. (The), 6.15%, 01/15/20	410,481
250,000	L-1 Identity Solutions, Inc., Cnv., 3.75%, 05/15/27	132,500
250,000	L-3 Communications Corp., 7.63%, 06/15/12	231,875
700,000	Lehman Brothers Holdings, Inc., MTN, 6.20%, 09/26/14(h)	91,000
700,000	Lehman Brothers Holdings, Inc., MTN, 6.88%, 05/02/18(h)	91,000
800,000	Merrill Lynch & Co., Inc., 6.40%, 08/28/17	675,964
1,900,000	Merrill Lynch & Co., Inc., MTN, 6.88%, 04/25/18	1,687,559
400,000	Metlife, Inc., 6.40%, 12/15/36	199,112
200,000	MGM Mirage, 7.50%, 06/01/16	118,000
200,000	Michaels Stores, Inc., 10.00%, 11/01/14	90,000
500,000	Mirant Americas Generation LLC, 8.30%, 05/01/11	458,750
1,800,000	Morgan Stanley, MTN, 6.63%, 04/01/18	1,497,557
500,000	Nalco Co., 7.75%, 11/15/11	455,000

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

UNITED STATES (continued)
$200,000	Nalco Co., 8.88%, 11/15/13	$172,000
3,728,000	NetApp, Inc., Cnv., 1.75%, 06/01/13(f)	2,455,820
500,000	Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 08/01/14	362,500
500,000	NRG Energy, Inc., 7.38%, 01/15/17	432,500
500,000	Omnicare, Inc., 6.88%, 12/15/15	385,000
200,000	Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	173,000
250,000	Owens-Illinois, Inc., 7.50%, 05/15/10	238,750
600,000	Pacific Gas & Electric Co., 8.25%, 10/15/18	610,807
250,000	Peabody Energy Corp., 7.38%, 11/01/16	211,250
2,490,000	Prudential Financial, Inc., Cnv., 0.39%, 12/12/36(d)	2,420,031
2,000,000	Prudential Financial, Inc., Cnv., 1.19%, 12/15/37(d)(f)	1,812,600
5,600,000	Prudential Financial, Inc., Cnv., 1.19%, 12/15/37(d)	5,075,280
500,000	Psychiatric Solutions, Inc., 7.75%, 07/15/15	411,250
200,000	Qwest Communications International, Inc., Cnv., 3.50%, 11/15/25	152,000
300,000	Qwest Communications International, Inc., Unrestricted, 7.25%, 02/15/11	242,250
250,000	Qwest Corp., 7.88%, 09/01/11	216,875
200,000	R.H. Donnelley Corp., Series A-3, 8.88%, 01/15/16	42,000
200,000	RBS Global, Inc./Rexnord LLC, 9.50%, 08/01/14	138,000
400,000	RPM International, Inc., 6.50%, 02/15/18	339,478
250,000	Sally Holdings LLC, 9.25%, 11/15/14	200,000
200,000	Sanmina-SCI Corp., 8.13%, 03/01/16	126,000
250,000	Scientific Games Corp., 7.88%, 06/15/16(f)	191,250
200,000	Seneca Gaming Corp., 7.25%, 05/01/12	134,000
500,000	Service Corp. International, 7.38%, 10/01/14	408,750

Principal Amount		Value

UNITED STATES (continued)
$375,000	Stater Brothers Holdings, 8.13%, 06/15/12	$333,750
250,000	Sungard Data Systems, Inc., 3.75%, 01/15/09	243,750
250,000	Sungard Data Systems, Inc., 9.13%, 08/15/13	207,500
200,000	Sungard Data Systems, Inc., 10.25%, 08/15/15	140,000
250,000	Sungard Data Systems, Inc., 10.63%, 05/15/15(f)	211,250
350,000	Terex Corp., 8.00%, 11/15/17	259,000
200,000	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15(f)	152,500
800,000	Time Warner, Inc., 5.88%, 11/15/16	640,270
300,000	UBS AG, 5.88%, 12/20/17	239,457
200,000	Univision Communications, Inc. (PIK), 9.75%, 03/15/15(f)	41,000
350,000	Vail Resorts, Inc., 6.75%, 02/15/14	267,750
200,000	Vanguard Health Holdings Co. II LLC, 9.00%, 10/01/14	166,000
350,000	Ventas Realty LP/Ventas Capital Corp., REIT, 6.75%, 06/01/10	330,750
700,000	Verizon Communications, Inc., 6.10%, 04/15/18	611,575
500,000	Visant Corp., 7.63%, 10/01/12	395,000
1,800,000	VTB Capital SA, 6.25%, 06/30/35	930,096
500,000	Warner Chilcott Corp., 8.75%, 02/01/15	440,000
900,000	Wells Fargo Capital XIII, 7.70%, 03/23/13(d)	735,784
300,000	Wells Fargo Capital XV, 9.75%, 09/26/13(d)	291,000
500,000	Williams Cos., Inc., 7.13%, 09/01/11	450,000
250,000	Wyeth, Cnv., 2.62%, 01/15/24	239,125

		87,969,118

Total Corporate Bonds (Cost $245,302,953)		186,598,334

GOVERNMENT BONDS — 8.5%
ARGENTINA — 0.2%
12,828,000	Republic of Argentina, 1.56%, 08/03/12(d)	2,341,110

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount			Value

AUSTRALIA — 0.8%
2,000,000	(e)	Australian Government Index Linked, 4.00%, 08/20/10	$2,102,318
710,000	(e)	New South Wales Treasury Corp., 6.00%, 05/01/12	479,524
3,340,000	(e)	New South Wales Treasury Corp., 5.50%, 03/01/17	2,173,064
1,400,000	(e)	Queensland Treasury Corp., 6.00%, 07/14/09	935,259
685,000	(e)	Queensland Treasury Corp., 6.00%, 08/14/13	462,924
1,370,000	(e)	Queensland Treasury Corp., 6.00%, 09/14/17	921,569
3,190,000	(e)	Queensland Treasury Corp., 7.13%, 09/18/17(f)	1,965,933

			9,040,591

BRAZIL — 0.4%
2,200,000	(e)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/15	1,469,091
2,400,000	(e)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/45	1,474,620
3,900,000	(e)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/17	1,227,982

			4,171,693

CANADA — 0.1%
1,526,000	(e)	Province of Ontario, 6.25%, 06/16/15(j)	872,854

EGYPT — 1.1%
24,300,000	(e)	Egypt Treasury Bill, 7.30%, 12/30/08(g)	4,255,275
13,500,000	(e)	Egypt Treasury Bill, 6.18%, 03/10/09(g)	2,304,300
27,000,000	(e)	Egypt Treasury Bill, 8.11%, 03/31/09(g)	4,573,287
6,450,000	(e)	Egypt Treasury Bill, 10.67%, 06/09/09(g)	1,064,195
350,000	(e)	Egypt Treasury Bill, 10.67%, 06/23/09(g)	57,440

			12,254,497

FRANCE — 0.6%
4,360,000	(e)	France Government Bond OAT, 4.25%, 10/25/17	5,537,476
1,050,000	(e)	French Treasury Note, 3.50%, 07/12/09	1,345,214

			6,882,690

Principal Amount			Value

INDONESIA — 0.8%
36,020,000,000	(e)	Indonesia Government, 9.00%, 09/15/13	$2,482,194
3,590,000,000	(e)	Indonesia Government, 9.00%, 09/15/18	197,022
19,800,000,000	(e)	Indonesia Government, 12.80%, 06/15/21	1,367,346
1,160,000,000	(e)	Indonesia Government, 12.90%, 06/15/22	79,191
1,590,000,000	(e)	Indonesia Government, 10.25%, 07/15/22	89,218
42,380,000,000	(e)	Indonesia Government, 9.50%, 07/15/23	2,241,202
25,525,000,000	(e)	Indonesia Government, 10.00%, 02/15/28	1,341,435
$280,000		Indonesia Government International Bond, 6.88%, 01/17/18(f)	187,600
561,000		Indonesia Government International Bond, 8.50%, 10/12/35(f)	375,870
640,000		Indonesia Government International Bond, 8.50%, 10/12/35	437,705
260,000		Indonesia Government International Bond, 6.63%, 02/17/37(f)	143,000
700,000		Indonesia Government International Bond, 7.75%, 01/17/38(f)	455,000
660,000		Indonesia Government International Bond, 7.75%, 01/17/38	450,450

			9,847,233

MALAYSIA — 0.5%
23,820,000	(e)	Malaysia Government, 3.81%, 02/15/17	6,410,243

MEXICO — 1.2%
24,000,000	(e)	Mexican Bonos, 8.00%, 12/19/13	1,804,360
20,000,000	(e)	Mexican Bonos, 8.00%, 12/17/15	1,491,043
36,000,000	(e)	Mexican Bonos, 7.25%, 12/15/16	2,559,378
23,900,000	(e)	Mexican Bonos, 7.75%, 12/14/17	1,740,934
73,500,000	(e)	Mexican Bonos, 10.00%, 12/05/24	6,303,835

			13,899,550

NETHERLANDS — 0.5%
4,485,000	(e)	Netherlands Goverment, 4.50%, 07/15/17	5,764,265

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount			Value

NORWAY — 0.1%
7,800,000	(e)	Norwegian Government, 5.50%, 05/15/09	$1,160,798

POLAND — 0.6%
4,450,000	(e)	Poland Government, 6.00%, 05/24/09	1,596,789
16,700,000	(e)	Poland Government, 5.75%, 09/23/22	5,640,993

			7,237,782

SOUTH KOREA — 1.6%
1,800,000,000	(e)	KDICB Redemption Fund, 5.57%, 09/14/12	1,336,382
4,250,000,000	(e)	Korea Treasury, 5.25%, 09/10/12	3,369,192
14,100,000,000	(e)	Korea Treasury, 5.50%, 09/10/17	11,062,965
4,266,000,000	(e)	Korea Treasury, 5.25%, 03/10/27	3,200,916

			18,969,455

Total Government Bonds (Cost $125,413,356)			98,852,761

U.S. GOVERNMENT AGENCIES — 10.7%
Federal Home Loan Bank — 10.7%
$2,000,000		0.01%, 11/03/08(i)	1,999,999
5,000,000		1.10%, 11/04/08(i)	4,999,542
19,000,000		1.17%, 11/10/08(i)	18,994,425
16,000,000		1.20%, 11/14/08(i)	15,993,067
4,000,000		1.18%, 11/17/08(i)	3,997,902
1,500,000		2.60%, 11/24/08(i)	1,497,681
13,000,000		1.00%, 11/25/08(i)	12,991,334
4,000,000		5.25%, 01/16/09	4,021,960
9,060,000		2.50%, 01/22/09	9,060,743
3,150,000		2.30%, 04/14/09	3,147,559
28,500,000		3.00%, 04/15/09	28,566,063
6,000,000		2.38%, 04/21/09	5,996,622
8,500,000		4.25%, 05/15/09	8,574,910
1,575,000		3.00%, 06/24/09	1,577,975
345,000		5.38%, 07/17/09	351,219
855,000		5.25%, 08/05/09	870,299
2,000,000		5.13%, 08/05/09	2,033,934

Total U.S. Government Agencies (Cost $124,674,612)			124,675,234

MUNICIPAL BONDS — 0.7%
Colorado — 0.1%
800,000		Regional Transportation District COP, Transit Vehicles Project, Series A, (AMBAC) 5.00%, 12/01/21	776,072

Principal Amount		Value

Florida — 0.3%
$1,000,000	Florida State Board of Education Lottery Revenue Bonds, Series B, (MBIA) 5.00%, 07/01/20	$982,610
1,000,000	Florida State Board of Education Lottery Revenue Bonds, Series B, (MBIA) 5.00%, 07/01/21	972,520
1,000,000	Florida State Board of Education Lottery Revenue Bonds, Series B, (MBIA) 5.00%, 07/01/22	958,480
1,340,000	Jacksonville Electric Authority Water & Sewer System Revenue Bonds, Series B, OID, (MBIA) 4.75%, 10/01/40	1,084,717

		3,998,327

Illinois — 0.1%
875,000	Chicago Water Refunding Second Lien Revenue Bonds, (FSA) 5.00%, 11/01/19	891,538
1,000,000	Illinois Finance Authority Refunding Revenue Bonds, (FSA) 5.00%, 01/01/20	928,770

		1,820,308

Nebraska — 0.1%
650,000	Public Power Generation Whelan Energy Center Revenue Bonds, (AGC-ICC, AMBAC) 5.00%, 01/01/19	653,848

Tennessee — 0.1%
450,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University Refunding Revenue Bonds, Series A, (GO of University) 5.00%, 10/01/18	468,900
400,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University Refunding Revenue Bonds, Series B, (GO of University) 5.00%, 10/01/18	416,800

		885,700

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Texas — 0.0%
$375,000	Dickinson Independent School District Schoolhouse GO, OID, (PSF-GTD) 4.75%, 02/15/33	$326,287

Total Municipal Bonds (Cost $9,043,108)		8,460,542

STRUCTURED SECURITIES — 5.0%
LUXEMBOURG — 0.2%
3,000,000	VTB Capital SA (Vneshtorgbank), 02/04/15	2,475,000

UNITED STATES — 4.8%
15,000	Goldman Sachs Group, Inc. (The) iShares MSCI Emerging Market Index Linked Note, 05/04/09	7,521,840
15,000	Goldman Sachs Group, Inc. (The) Outperformance S&P 100 Index Over Russell 2000 Index Linked Note, 12/31/08	14,165,475
30,000	Merrill Lynch & Co, Inc. S&P 500 Accelerated Return Index Linked Note, 12/29/08(f)	21,449,400
773,400	Natixis Financial Products, Inc. iShares MSCI Malaysia Index Linked Note, 03/31/09(f)	5,304,750
7,400	Natixis Financial Products, Inc. S&P 500 Index Linked Note, 04/28/09(f)	7,045,777

		55,487,242

Total Structured Securities (Cost $82,970,571)		57,962,242

Shares

CASH SWEEP — 4.9%
UNITED STATES — 4.9%
57,538,024	Citibank Dollars on Deposit in Custody Account	57,538,024

Total Cash Sweep (Cost $57,538,024)		57,538,024

TOTAL INVESTMENTS — 103.2% (Cost $1,617,414,878)(a)		$1,206,113,258

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2)%		(37,562,058)

NET ASSETS — 100.0%		$1,168,551,200

Contracts

CALL OPTIONS WRITTEN — (0.2)%
(2,890)	Cisco Sytems, Inc., Strike $25.00, Expires 01/17/09	$(49,130)
(810)	Hewlett-Packard Co., Strike $45.00, Expires 01/17/09	(117,450)
(730)	Hewlett-Packard Co., Strike $47.50, Expires 01/17/09	(65,700)
(440)	International Business Machines Corp., Strike $105.00, Expires 01/17/09	(162,800)
(100)	International Business Machines Corp., Strike $115.00, Expires 01/17/09	(13,500)
(87)	International Business Machines Corp., Strike $120.00, Expires 01/17/09	(6,960)
(980)	Johnson & Johnson, Strike $65.00, Expires 01/17/09	(274,400)
(1,105)	Microsoft Corp, Strike $30.00, Expires 01/17/09	(16,575)
(1,310)	Wal-Mart Stores, Inc., Strike $50.00, Expires 01/17/09	(1,146,250)

Total Call Options Written (Premiums received $(3,573,754))		(1,852,765)

PUT OPTIONS WRITTEN — (7.0)%
(2,000)	S&P 500 Index, Strike $1,375.00, Expires 12/20/08	(81,620,000)

Total Put Options Written (Premiums received $(16,996,000))		(81,620,000)

FUTURES CONTRACTS: LONG POSITION
Contracts		Unrealized Appreciation/ (Depreciation)

400	German Euro-Bund, December 2008	$1,045,942
460	United Kingdom Gilts, December 2008	(451,269)

		$594,673

Cash collateral of $3,080,882 for the open futures contracts is reflected in foreign currency at value in the Statements of Assets and Liabilities.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

At October 31, 2008, the Global Opportunities Fund held investments in restricted and illiquid securities amounting to $20,686,321 or 1.77% of net assets, which were valued under methods approved by the Board of Trustees, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/08 Carrying Value Per Unit

$20,000,000	Asian Coast Development Ltd.	07/28/08	$100.00
1,202,438	Merrill Lynch & Co., Inc.	01/18/08	15.80

	Units	Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS
Equity swap with BNP Paribas paying performance of the TOPIX Total Return Index over the Dow Jones STOXX Small 200 Index, expiring 01/02/09 (Underlying notional amount at value $10,000,000)	10,000,000	$2,402,000
Equity swap with BNP Paribas paying performance of the TOPIX Total Return Index over the Dow Jones STOXX Small 200 Index, expiring 01/26/09 (Underlying notional amount at value $10,000,000)	10,000,000	2,145,000
Equity swap with BNP Paribas receiving dividends on the stocks in the STOXX50E Index over the notional amount, expiring 12/18/15 (Underlying notional amount at value Euro 13,900,000)	1,000,000	(3,726,951)

		$820,049

(a)	Cost for federal income tax purposes is $1,699,290,452 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$14,844,837
Unrealized depreciation	(508,022,031)

Net unrealized depreciation	$(493,177,194)

(b)	Non-income producing security.

(c)	Securities incorporated in the same country but traded on different exchanges.

(d)	Variable rate security. Rate shown is the rate as of October 31, 2008.

(e)	Investment in non-U.S. Dollars. Principal amount reflects local currency.

(f)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

(g)	Zero coupon bond. The rate represents the yield at time of purchase.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	The rate represents the annualized yield at time of purchase.

(j)	Principal amount denoted in New Zealand Dollars.

(k)	Principal amount denoted in Mexican Peso.

ADR — American Depositary Receipt
AGC-ICC — Ace Guaranty Corp. Insured Custody Certificates
AMBAC — Insured by AMBAC Indemnity Corp.
Cnv. — Convertible
COP — Certificates of Participation
FSA — Insured by Financial Security Assurance, Inc.
GDR — Global Depository Receipt
GO — General Obligations
MBIA — Insured by MBIA
MTN — Medium Term Note
OID — Original Issue Discount
PIK — Payment in Kind
PSF-GTD — Permanent School Fund Guarantee
REIT — Real Estate Investment Trust

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	2.6%
Consumer Discretionary	6.3%
Consumer Staples	2.7%
Diversified Financials	22.1%
Energy	7.2%
Government Bonds	8.3%
Health Care	6.3%
Industrials	7.5%
Information Technology	9.9%
Insurance	1.5%
Materials	2.2%
Municipal Bonds	0.7%
Real Estate	1.9%
Telecommunication Services	4.4%
U.S. Government Agencies	10.7%
Utilities	1.6%
Other*	4.1%

* Includes cash and equivalents, exchange traded funds, investment companies, written options, swap agreements, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
PORTFOLIO OF INVESTMENTS	October 31, 2008

Shares		Value

COMMON STOCKS — 52.2%
BRAZIL — 0.9%
Materials — 0.9%
1,269,000	Votorantim Celulose e Papel SA - ADR	$12,804,210

CANADA — 4.6%
Materials — 4.6%
6,011,300	Kinross Gold Corp.	62,697,859

CHINA — 2.4%
Industrials — 1.7%
1,350,000	Suntech Power Holdings Co. Ltd. - ADR(b)	23,625,000

Utilities — 0.7%
11,677,500	Xinao Gas Holdings Ltd.	9,793,969

		33,418,969

GREECE — 3.1%
Energy — 3.1%
2,094,200	StealthGas, Inc.	14,449,980
1,099,808	Tsakos Energy Navigation Ltd.	27,209,250

		41,659,230

NORWAY — 1.8%
Energy — 1.8%
4,600,000	Aker Solutions ASA	24,894,214

PERU — 3.3%
Materials — 3.3%
3,600,000	Cia de Minas Buenaventura SA - ADR	45,504,000

SINGAPORE — 2.3%
Industrials — 2.3%
10,400,000	Keppel Corp. Ltd.	31,417,397

SOUTH AFRICA — 1.9%
Energy — 1.5%
420,000	Sasol Ltd.	12,395,908
280,000	Sasol Ltd. - ADR	8,100,400

		20,496,308

Real Estate — 0.4%
11,380,000	Fountainhead Property Trust	5,995,601

		26,491,909

SWITZERLAND — 0.6%
Materials — 0.6%
500,000	Xstrata Plc	8,489,305

UNITED STATES — 31.3%
Energy — 24.6%
1,000,000	Alpha Natural Resources, Inc.(b)	35,770,000
3,000,000	ATP Oil & Gas Corp.(b)	36,120,000
2,769,000	Brazil Ethanol, Inc.(b)(c)	4,153,500
887,500	Comstock Resources, Inc.(b)	43,860,250
2,682,300	Goodrich Petroleum Corp.(b)	74,460,648
482,000	Occidental Petroleum Corp.	26,770,280
1,700,000	Penn Virginia Corp.	63,189,000

Shares		Value

UNITED STATES (continued)
Energy (continued)
2,200,000	PetroHawk Energy Corp.(b)	$41,690,000
539,700	PHI, Inc. - Non Voting(b)	11,322,906
4,632,697	Rancher Energy Corp.(b)	324,289

		337,660,873

Industrials — 1.0%
483,789	Northwest Pipe Co.(b)	13,899,258

Materials — 5.7%
2,885,800	Caraustar Industries, Inc.(b)	1,041,774
500,000	Monsanto Co.	44,490,000
23,979,000	Smurfit-Stone Container Corp.(b)	32,371,650

		77,903,424

		429,463,555

Total Common Stocks (Cost $1,288,130,888)		716,840,648

PREFERRED STOCKS — 0.0%
Industrials — 0.0%
46,434	World Waste Technologies, Inc. - Series B, Cnv.(b)	130,015

Total Preferred Stocks (Cost $4,500,000)		130,015

Number of Coins

COLLECTIBLE COINS — 4.0%
UNITED STATES — 4.0%
746	Various Collectible Coins	54,851,012

Total Collectible Coins (Cost $53,868,952)		54,851,012

Shares

RIGHTS/WARRANTS — 0.0%
Energy — 0.0%
6,666,666	Rancher Energy Corp. Warrants,
	Expires 12/21/11(b)	1

Industrials — 0.0%
450,000	World Waste Technologies, Inc. Warrants, Expires 04/27/10(b)	0

Total Rights/Warrants (Cost $1)		1

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Contracts		Value

CALL OPTIONS PURCHASED — 0.0%
Agriculture — 0.0%
640	Chicago Board of Trade Corn Index, Strike $1,000.00, Expires 11/21/08	$4,000

Total Call Options Purchased (Cost $384,317)		4,000

CORPORATE BONDS — 0.4%

FRANCE — 0.4%
Diversified Financials — 0.4%
6,000,000	Calyon, 6.32%, 11/13/36(c)	$5,997,000

Total Corporate Bonds (Cost $5,997,000)		5,997,000

U.S. GOVERNMENT AGENCIES — 18.2%
Federal Home Loan Bank — 18.2%
28,800,000	1.00%, 11/10/08(d)	28,792,800
30,000,000	1.05%, 11/12/08(d)	29,990,375
23,000,000	1.25%, 11/14/08(d)	22,990,033
2,000,000	1.25%, 11/14/08(d)	1,999,097
7,000,000	1.18%, 11/17/08(d)	6,996,329
22,000,000	1.20%, 11/17/08(d)	21,988,267
50,000,000	1.25%, 11/18/08(d)	49,970,486
50,000,000	1.27%, 11/19/08(d)	49,968,250
20,000,000	2.21%, 12/02/08(d)	19,966,417
17,000,000	1.64%, 01/05/09(d)	16,968,465

Total U.S. Government Agencies (Cost $249,607,716)		249,630,519

U.S. GOVERNMENT SECURITIES — 18.6%

U.S. Treasury Notes — 18.6%
60,000,000	2.00%, 04/15/12(e)	61,098,129
20,000,000	2.38%, 01/15/17(e)	19,815,591
200,000,000	1.38%, 07/15/18(e)	173,786,512

Total U.S. Government Securities (Cost $281,498,994)		254,700,232

Shares		Value

CASH SWEEP — 0.1%

967,846	Citibank Dollars on Deposit in Custody Account	967,846

Total Cash Sweep (Cost $967,846)		967,846

TOTAL INVESTMENTS — 93.5%
(Cost $1,884,955,714)(a)		1,283,121,273

OTHER ASSETS IN EXCESS OF LIABILITIES — 6.5%		88,822,519

NET ASSETS — 100.0%		$1,371,943,792

At October 31, 2008, the Real Return Fund held investments in restricted and illiquid securities amounting to $60,370,576 or 4.4% of net assets, which were valued under methods approved by the Board of Trustees, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/08 Carrying Value Per Unit

$19,527,013	Brazil Ethanol, Inc.	03/15/07	$1.50
24,434,250	Carauster Industries, Inc.	08/10/06	0.36
53,868,952	Collectible Coins	12/14/06	73,526.83
5,363,688	Rancher Energy Corp.	12/21/06	0.07
0	Rancher Energy Corp., Warrants	03/20/07	0.00

(a)	Cost for federal income tax purposes is $1,884,575,397 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$16,435,890
Unrealized depreciation	(617,890,014)

Net unrealized depreciation	$(601,454,124)

(b)	Non-income producing security.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

(d)	The rate represents the annualized yield at time of purchase.

(e)	Inflation protected security. Principal amount reflects original security face amount.

ADR — American Depositary Receipt
Cnv. — Convertible

	Units	Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 01/06/09 (Underlying notional amount at value $1,856,400)	33,600	$752,322
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 01/06/09 (Underlying notional amount at value $2,733,696)	(33,600)	354,333
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 02/04/09 (Underlying notional amount at value $2,055,300)	37,200	830,849

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 02/04/09 (Underlying notional amount at value $3,026,592)	(37,200)	$391,318
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 03/04/09 (Underlying notional amount at value $1,989,000)	36,000	237,215
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 03/04/09 (Underlying notional amount at value $2,928,960)	(36,000)	942,535
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 04/03/09 (Underlying notional amount at value $2,055,300)	37,200	244,534
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 04/03/09 (Underlying notional amount at value $3,026,592)	(37,200)	971,613
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 05/05/09 (Underlying notional amount at value $1,989,000)	36,000	236,050
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 05/05/09 (Underlying notional amount at value $2,928,960)	(36,000)	937,904
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 06/04/09 (Underlying notional amount at value $2,055,300)	37,200	405,588
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 06/04/09 (Underlying notional amount at value $3,026,592)	(37,200)	804,686
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 07/03/09 (Underlying notional amount at value $2,055,300)	37,200	404,694

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 07/03/09 (Underlying notional amount at value $3,026,592)	(37,200)	$802,914
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 08/05/09 (Underlying notional amount at value $1,989,000)	36,000	390,677
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 08/05/09 (Underlying notional amount at value $2,928,960)	(36,000)	775,103
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 09/03/09 (Underlying notional amount at value $2,055,300)	37,200	920,785
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 09/03/09 (Underlying notional amount at value $3,026,592)	(37,200)	281,300
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 10/05/09 (Underlying notional amount at value $1,989,000)	36,000	888,629
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 10/05/09 (Underlying notional amount at value $2,928,960)	(36,000)	271,476
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 11/04/09 (Underlying notional amount at value $2,055,300)	37,200	915,831
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 11/04/09 (Underlying notional amount at value $3,026,592)	(37,200)	279,787
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 12/03/08 (Underlying notional amount at value $2,055,300)	37,200	835,432

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 12/03/08 (Underlying notional amount at value $3,026,592)	(37,200)	$393,477
Commodity Index Swap Agreement with Cargill, Inc. based on the MISO Cinergy Hub Monthly Off-Peak Electricity Futures, expiring 03/27/09 (Underlying notional amount at value $9,062,506)	232,000	(1,162,778)
Commodity Index Swap Agreement with Cargill, Inc. based on the MISO Cinergy Hub Monthly Off-Peak Electricity Futures, expiring 03/27/09 (Underlying notional amount at value $9,781,700)	(232,000)	1,874,611
Commodity Index Swap Agreement with Cargill, Inc. based on the MISO Cinergy Hub Monthly Off-Peak Electricity Futures, expiring 06/26/09 (Underlying notional amount at value $9,125,006)	233,600	(1,163,164)
Commodity Index Swap Agreement with Cargill, Inc. based on the MISO Cinergy Hub Monthly Off-Peak Electricity Futures, expiring 06/26/09 (Underlying notional amount at value $9,849,160)	(233,600)	1,875,233
Commodity Index Swap Agreement with Cargill, Inc. based on the MISO Cinergy Hub Monthly Off-Peak Electricity Futures, expiring 09/25/09 (Underlying notional amount at value $9,250,006)	236,800	(1,171,292)
Commodity Index Swap Agreement with Cargill, Inc. based on the MISO Cinergy Hub Monthly Off-Peak Electricity Futures, expiring 09/25/09 (Underlying notional amount at value $9,984,080)	(236,800)	1,888,337
Commodity Index Swap Agreement with Cargill, Inc. based on the MISO Cinergy Hub Monthly Off-Peak Electricity Futures, expiring 12/26/08 (Underlying notional amount at value $9,000,006)	230,400	(1,162,005)

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the MISO Cinergy Hub Monthly Off-Peak Electricity Futures, expiring 12/26/08 (Underlying notional amount at value $9,714,240)	(230,400)	$1,873,364
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Futures, expiring 12/31/09 (Underlying notional amount at value $101,655,000)	(540,000)	44,503,558
Commodity Index Swap Agreement with Cargill, Inc. based on the Single commodity API#4 Coal Futures, expiring 12/31/10 (Underlying notional amount at value $22,470,000)	(120,000)	9,371,537
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 10/31/08 (Underlying notional amount at value $2,060,000)	(20,000)	34,997
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 10/31/08 (Underlying notional amount at value $2,082,500)	20,000	(57,495)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 11/30/08 (Underlying notional amount at value $2,060,000)	(20,000)	35,077
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 11/30/08 (Underlying notional amount at value $2,082,500)	20,000	(57,626)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 12/31/08 (Underlying notional amount at value $2,060,000)	(20,000)	35,157
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 12/31/08 (Underlying notional amount at value $2,082,500)	20,000	(57,758)

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Cotton Index, expiring 11/20/09 (Underlying notional amount at value $23,776,400)	634	$(5,733,221)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Cotton Index, expiring 11/20/09 (Underlying notional amount at value $31,383,000)	(634)	13,131,784
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 01/31/09 (Underlying notional amount at value $2,844,912)	45,000	1,705,217
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 01/31/10 (Underlying notional amount at value $621,500)	10,000	388,336
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 02/28/09 (Underlying notional amount at value $2,844,986)	45,000	1,701,074
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 02/28/10 (Underlying notional amount at value $621,500)	10,000	387,484
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 03/31/09 (Underlying notional amount at value $2,844,986)	45,000	1,696,530
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 03/31/10 (Underlying notional amount at value $621,500)	10,000	386,531
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 04/30/09 (Underlying notional amount at value $2,820,806)	45,000	1,733,596
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 04/30/10 (Underlying notional amount at value $621,500)	10,000	385,600

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 05/31/09 (Underlying notional amount at value $2,820,960)	45,000	$1,729,882
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 05/31/10 (Underlying notional amount at value $621,500)	10,000	384,627
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 06/30/09 (Underlying notional amount at value $2,821,332)	45,000	1,726,343
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 06/30/10 (Underlying notional amount at value $621,500)	10,000	383,676
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 07/31/09 (Underlying notional amount at value $4,003,292)	50,000	1,083,863
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 07/31/10 (Underlying notional amount at value $621,500)	10,000	382,684
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 08/31/09 (Underlying notional amount at value $4,003,376)	50,000	1,082,073
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 08/31/10 (Underlying notional amount at value $621,500)	10,000	381,682
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 09/30/09 (Underlying notional amount at value $4,003,292)	50,000	1,080,672
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 09/30/10 (Underlying notional amount at value $621,500)	10,000	380,703

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 10/31/08 (Underlying notional amount at value $2,067,400)	20,000	$(35,201)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 10/31/08 (Underlying notional amount at value $3,235,000)	(20,000)	1,202,831
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 10/31/09 (Underlying notional amount at value $2,261,250)	30,000	796,534
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 10/31/10 (Underlying notional amount at value $621,500)	10,000	379,682
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 11/30/08 (Underlying notional amount at value $2,067,400)	20,000	(35,183)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 11/30/08 (Underlying notional amount at value $3,235,000)	(20,000)	1,202,218
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 11/30/09 (Underlying notional amount at value $2,261,250)	30,000	794,736

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 11/30/10 (Underlying notional amount at value $621,500)	10,000	$378,553
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/31/08 (Underlying notional amount at value $2,067,400)	20,000	(35,174)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/31/08 (Underlying notional amount at value $3,235,000)	(20,000)	1,201,911
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/31/09 (Underlying notional amount at value $2,261,250)	30,000	792,856
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/31/10 (Underlying notional amount at value $621,500)	10,000	377,367

		$102,349,071

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS	October 31, 2008

Principal Amount		Value

CORPORATE BONDS — 7.5%
Banks — 0.6%
$1,000,000	Bank of Scotland Plc, 5.00%, 11/21/11(b)	$997,624

Consumer Staples — 0.6%
970,000	Wal-Mart Stores, Inc., 4.25%, 04/15/13	942,668

Diversified Financials — 6.2%
2,700,000	American Express Credit Corp., Series C, 7.30%, 08/20/13	2,383,193
2,000,000	Eksportfinans A/S, 5.00%, 02/14/12	2,067,654
4,030,000	General Electric Capital Corp., MTN, 5.25%, 10/19/12	3,716,877
252,000	National Rural Utilities Cooperative Finance Corp., 5.75%, 11/01/08	252,000
2,000,000	Sallie Mae, Inc., 7.30%, 08/01/12	2,250,878

		10,670,602

Industrials — 0.1%
224,147	3M Employee Stock Ownership Plan Trust, 5.62%, 07/15/09(b)	225,998

Total Corporate Bonds (Cost $13,540,913)		12,836,892

MUNICIPAL BONDS — 14.3%
Arkansas — 0.2%
300,000	University of Arkansas Fayetteville Campus Various Facility Revenue Bonds, (FSA, GO of Board) 5.50%, 12/01/16	323,679

California — 1.1%
1,765,000	Tobacco Securitization Authority of Southern California Tobacco Settlement, Asset Backed Senior Lien Revenue Bonds, Series A, OID, 5.50%, 06/01/36	1,915,254

Georgia — 0.4%
700,000	Gwinnett County Development Authority Public Schools Project COP, (MBIA) 5.25%, 01/01/25	757,981

Illinois — 4.4%
1,930,000	Chicago Board of Education Albany Park Academy Project GO, Series F, (MBIA) 5.50%, 12/01/18	2,125,046

Principal Amount		Value

Illinois (continued)
$5,175,000	Chicago Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/01/33	$5,495,850

		7,620,896

Maine — 0.5%
350,000	State of Maine GO, 3.94%, 05/15/11	346,217
465,000	State of Maine GO, 4.34%, 05/15/13	453,273

		799,490

Missouri — 1.3%
2,000,000	Hazelwood School District Refunding GO, (State Aid Direct Deposit) 5.25%, 03/01/21	2,160,820

New Jersey — 2.6%
4,060,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 6.00%, 06/01/37	4,445,050

New York — 1.0%
1,000,000	New York City Industrial Development Agency Polytechnic University Project, Civic Facility Revenue Bonds, OID, 6.13%, 11/01/30	1,080,850
500,000	New York State Dormitory Authority University of Rochester Revenue Bonds, Series A, 5.13%, 07/01/39	543,210

		1,624,060

Ohio — 1.3%
1,040,000	City of Cleveland Refunding GO, (MBIA) 5.50%, 12/01/18	1,133,943
1,000,000	Ohio State Third Frontier Research and Development GO, Taxable, Series A, (MBIA) 5.25%, 05/01/11	1,018,170

		2,152,113

Texas — 0.6%
1,000,000	Houston Area Water Corp. Northeast Water Purification Project Revenue Bonds, OID, (FGIC) 5.25%, 03/03/23	1,065,050

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Virginia — 0.6%
$1,000,000	Fairfax County Water Authority Water Revenue Bond, 5.00%, 04/01/21	$1,076,830

Wisconsin — 0.3%
500,000	South Milwaukee School District Refunding GO, (FGIC) 5.20%, 04/01/22	534,175

Total Municipal Bonds (Cost $24,980,174)		24,475,398

U.S. GOVERNMENT AGENCIES — 51.5%
Fannie Mae — 0.2%
400,000	5.00%, 08/02/12	414,773
11,096	7.50%, 08/01/25	11,716

		426,489

Federal Farm Credit Bank — 0.4%
125,000	4.75%, 01/19/10	127,285
100,000	5.15%, 12/06/10	103,705
400,000	4.50%, 10/17/12	405,835

		636,825

Federal Home Loan Bank — 41.2%
50,000	4.00%, 02/12/10	50,472
30,000	7.38%, 02/12/10	31,533
25,000	3.38%, 05/14/10	25,035
215,000	4.50%, 09/10/10	219,531
3,010,000	5.13%, 09/10/10	3,109,700
2,486,378	4.75%, 10/25/10	2,495,702
60,000	4.25%, 11/02/10	61,045
50,000	4.25%, 11/15/10	50,898
1,030,000	6.63%, 11/15/10	1,096,620
730,000	4.75%, 12/10/10	751,704
1,240,000	4.88%, 12/10/10	1,278,460
1,360,000	4.00%, 02/15/11	1,379,996
2,135,000	5.88%, 02/15/11	2,249,340
500,000	2.88%, 03/11/11	494,220
6,020,000	4.88%, 03/11/11	6,227,612
17,600,000	5.25%, 06/10/11	18,406,837
235,000	5.38%, 06/10/11	246,499
320,000	4.38%, 08/15/11	327,921
75,000	5.75%, 08/15/11	79,571
2,855,000	5.00%, 10/13/11	2,976,315
50,000	4.25%, 11/15/11	51,075
490,000	4.88%, 11/15/11	509,132
15,000	5.63%, 11/15/11	15,907
6,270,000	4.75%, 12/09/11	6,493,676
2,370,000	5.00%, 03/09/12	2,471,547
175,000	4.38%, 06/08/12	178,285
455,000	4.88%, 06/08/12	471,585

Principal Amount		Value

Federal Home Loan Bank (continued)
$1,400,000	5.38%, 06/08/12	$1,474,362
335,000	4.63%, 08/15/12	342,921
990,000	4.50%, 09/14/12	1,004,442
585,000	5.00%, 09/14/12	605,369
5,265,000	4.88%, 12/14/12	5,404,296
2,082,035	5.27%, 12/28/12	2,119,990
50,000	3.50%, 03/08/13	48,546
645,000	3.88%, 03/08/13	635,749
915,000	5.00%, 03/08/13	942,344
1,800,000	3.75%, 06/14/13	1,757,263
1,365,000	4.25%, 06/14/13	1,360,875
2,595,000	5.38%, 06/14/13	2,708,090
500,000	4.38%, 09/13/13	499,455

		70,653,920

Freddie Mac — 0.5%
300,000	4.75%, 12/08/10	309,445
190,000	4.50%, 12/16/10	195,174
355,000	5.00%, 08/15/12	367,226

		871,845

Ginnie Mae — 0.1%
113,303	8.50%, 10/15/17	121,947
498	9.00%, 02/15/20	542

		122,489

Overseas Private Investment Corp. — 7.7%
1,000,000	4.59%, 12/09/16(c)	1,020,000
11,710,994	5.14%, 12/15/23	12,159,993

		13,179,993

Private Export Funding Corp. — 1.0%
300,000	6.07%, 04/30/11	318,409
400,000	5.66%, 09/15/11(b)	422,934
425,000	4.90%, 12/15/11	442,015
310,000	5.69%, 05/15/12	329,433
250,000	4.97%, 08/15/13	255,200

		1,767,991

Tennessee Valley Authority — 0.4%
714,000	5.63%, 01/18/11	745,809

Total U.S. Government Agencies (Cost $85,932,757)		88,405,361

U.S. GOVERNMENT SECURITIES — 23.2%
U.S. Treasury Notes — 23.2%
275,000	2.38%, 04/15/11(d)	287,806
700,000	4.50%, 02/15/16	738,226

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

U.S. Treasury Notes (continued)
$36,941,000	4.63%, 11/15/16	$38,718,786

Total U.S. Government Securities (Cost $38,961,088)		39,744,818

Shares

INVESTMENT COMPANY — 2.1%
3,589,600	SEI Daily Income Trust Government II Fund, Class A	3,589,600

Total Investment Company (Cost $3,589,600)		3,589,600

TOTAL INVESTMENTS — 98.6%
(Cost $167,004,532)(a)		169,052,069
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.4%		2,392,324

NET ASSETS — 100.0%		$171,444,393

(a)	Cost for federal income tax purposes is $167,371,021 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$3,615,818
Unrealized depreciation	(1,934,770)

Net unrealized appreciation	$1,681,048

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

(c)	Zero coupon bond. The rate represents the yield at time of purchase.

(d)	Inflation protected security. Principal amount reflects original security face amount.

COP — Certificates of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Financial Security Assurance, Inc.
GO — General Obligations
MBIA — Insured by MBIA
MTN — Medium Term Note
OID — Original Issue Discount

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS	October 31, 2008

Principal Amount		Value

MUNICIPAL BONDS — 98.0%
Alabama — 0.8%
$110,000	Alabama State Public School &
	College Authority Revenue
	Bonds, Series C, (FSA)
	5.00%, 05/01/13	$114,390
400,000	Alabama Water Pollution
	Control Authority Revenue
	Bonds, (AMBAC)
	5.50%, 08/15/14	413,972
1,000,000	Huntsville-Redstone Village
	Special Care Facilities
	Financing Authority Revenue
	Bonds, Series A, OID,
	8.13%, 12/01/26	1,192,430

		1,720,792

Arizona — 0.9%
350,000	Arizona State Board of Regents
	Revenue Bonds, Series C, OID,
	5.88%, 07/01/24(b)	356,811
800,000	Arizona State Transportation
	Board Grant Anticipation
	Revenue Bonds, Series A,
	5.00%, 07/01/14	849,240
500,000	Phoenix Civic Improvement
	Corp. Refunding Revenue
	Bonds, Senior Lien,
	5.50%, 07/01/24(b)	514,680
250,000	University of Arizona Refunding
	COP, Series C, (AMBAC)
	5.00%, 06/01/18	251,380

		1,972,111

California — 1.9%
1,155,000	City of Alameda GO, (MBIA)
	5.00%, 08/01/33	1,050,680
350,000	Golden State Tobacco
	Securitization Corp. Revenue
	Bonds, Series B, OID,
	5.63%, 06/01/38	375,826
400,000	Los Angeles Unified School
	District GO, Series E, (FSA)
	5.00%, 07/01/16	425,864
150,000	Placer County Water Agency
	Refunding COP, OID, (MBIA)
	4.50%, 07/01/16	149,993
275,000	Pomona Public Financing
	Authority Revenue Bonds,
	Water Facilities Project, Series
	AY, (AMBAC)
	5.00%, 05/01/18	274,178
870,000	Santa Clara Valley Water District
	Refunding COP, Series A,
	5.00%, 02/01/15	916,580

Principal Amount		Value

California (continued)
$1,175,000	Vacaville Unified School District
	Refunding GO, (MBIA)
	5.00%, 08/01/20	$1,127,730

		4,320,851

Colorado — 0.2%
485,000	City of Longmont Sales & Use
	Tax Revenue Bonds, OID,
	5.63%, 11/15/10	515,477

Connecticut — 0.1%
170,000	State of Connecticut GO, Series C,
	4.50%, 11/01/12(b)	177,307

Florida — 7.4%
150,000	City of Port Orange Water &
	Sewer Refunding Revenue
	Bonds, (AMBAC)
	5.00%, 10/01/16	153,993
1,800,000	County of Miami-Dade
	Refunding Revenue Bond,
	Series B, (FSA),
	5.25%, 10/01/16	1,880,370
170,000	Florida Department of
	Transportation Revenue
	Bonds, Series A,
	5.00%, 07/01/29	160,046
10,000,000	Florida State Board of Education
	Refunding GO, Series A,
	(MBIA-RE FGIC)
	5.00%, 06/01/17	10,214,500
1,065,000	Hillsborough County
	Community Investment Tax
	Revenue Bond, (AMBAC)
	5.00%, 11/01/16	1,092,488
450,000	Miami-Dade County Water &
	Sewer Refunding Revenue
	Bonds, (XLCA)
	5.00%, 10/01/18	444,794
2,000,000	Miami-Dade County Water &
	Sewer Refunding Revenue
	Bonds, (XLCA)
	5.00%, 10/01/19	1,955,540
900,000	Seminole County School Board
	COP, Series A, (AMBAC)
	5.00%, 07/01/18	900,567

		16,802,298

Georgia — 1.0%
255,000	City of Atlanta Refunding GO,
	Series A, (MBIA-RE FGIC)
	5.00%, 12/01/21	257,106

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Georgia (continued)
$400,000	Gwinnett County Development
	Authority Refunding COP,
	Gwinnett Development
	Schools Project, (MBIA)
	5.25%, 01/01/17	$426,452
525,000	Gwinnett County Development
	Authority Refunding COP,
	Public Schools Project, (MBIA)
	5.00%, 01/01/15	555,424
1,000,000	Municipal Electric Authority of
	Georgia Refunding Revenue
	Bonds, (AMBAC)
	5.00%, 01/01/26(c)	1,004,010

		2,242,992

Illinois — 5.3%
500,000	Chicago Board of Education
	GO, Series B, (FSA)
	5.00%, 12/01/18	511,310
900,000	Chicago Transit Authority
	Revenue Bonds, (AMBAC)
	5.00%, 06/01/21	861,435
225,000	City of Chicago Neighborhoods
	Alive 21 Program GO, Series
	A, OID, (FGIC)
	5.88%, 01/01/19	239,468
100,000	City of Rockford GO, Series A,
	OID, (FSA)
	5.38%, 12/15/13	103,388
1,000,000	Cook County Community
	College District No. 524
	Moraine Valley GO, Series B, (MBIA)
	5.00%, 12/01/25	963,270
150,000	Cook County School District No.
	100 Berwyn South Refunding
	GO, Series D, (FSA)
	5.00%, 12/01/12	158,758
575,000	County of Cook Refunding GO,
	Series A, OID, (MBIA-RE FGIC)
	5.00%, 11/15/22	561,401
85,000	Du Page County Community
	Unit School District No. 202
	Lisle Pre-Refunded GO, OID, (FSA)
	5.55%, 12/30/17	90,527
65,000	Du Page County Community
	Unit School District No. 202
	Lisle Un-Refunded GO, OID, (FSA)
	5.55%, 12/30/17	66,488
260,000	Freeport Sewer System
	Improvements Refunding GO,
	OID, (AMBAC)
	5.55%, 12/01/14	278,491

Principal Amount		Value

Illinois (continued)
$100,000	Gail Borden Public Library
	District GO, (MBIA-RE FGIC)
	4.63%, 12/15/08	$100,295
4,500,000	Kane County Forest
	Preservation District GO,
	(MBIA-RE FGIC)
	5.00%, 12/15/21	4,385,745
500,000	State of Illinois GO, First Series,
	5.50%, 08/01/15	510,670
400,000	State of Illinois Sales Tax
	Revenue Bonds, Series Z,
	5.00%, 06/15/12	407,716
2,058,000	Village of Bolingbrook
	Refunding Special Tax, OID, (MBIA)
	4.30%, 03/01/21	1,825,261
250,000	Will County School District No.
	122 Refunding GO, Series B,
	OID, (MBIA-RE FGIC)
	5.20%, 11/01/16	259,728
600,000	Will County School District No.
	161 Summit Hill Refunding
	GO, (MBIA-RE FGIC)
	5.00%, 01/01/17	606,930

		11,930,881

Indiana — 7.0%
580,000	Anderson School Building
	Corp., First Mortgage
	Refunding Revenue Bonds,
	(FSA, State Aid Withholding)
	5.00%, 01/15/16	612,573
1,490,000	Anderson School Building
	Corp., First Mortgage
	Refunding Revenue Bonds,
	(FSA, State Aid Withholding)
	5.00%, 07/15/25	1,439,161
1,050,000	Avon Community School
	Building Corp., First Mortgage
	Refunding and Improvement
	Revenue Bonds, (AMBAC,
	State Aid Withholding)
	5.00%, 07/15/16	1,084,450
650,000	Avon Community School
	Building Corp., First Mortgage
	Refunding and Improvement
	Revenue Bonds, (AMBAC,
	State Aid Withholding)
	5.00%, 01/15/17	666,646
650,000	Decatur Township Marion
	County Multi-School Building
	Corp., First Mortgage Revenue
	Bonds, Series B, (FSA, State
	Aid Withholding)
	5.00%, 07/15/18	665,756

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Indiana (continued)
$315,000	East Allen Multi-School Building
	Corp., First Mortgage
	Refunding Revenue Bonds,
	(FSA, State Aid Withholding)
	5.00%, 07/10/14	$323,965
490,000	East Noble Facilities School
	Building Corp. Refunding
	Revenue Bonds, (MBIA, State
	Aid Withholding)
	5.00%, 07/15/16	515,847
510,000	Evansville Vanderburgh Public
	Leasing Corp. Refunding
	Revenue Bonds, (AMBAC)
	5.25%, 07/15/17	534,868
460,000	Franklin Community
	Multi-School Building Corp.,
	First Mortgage Revenue
	Bonds, (FSA, State Aid
	Withholding)
	5.13%, 07/15/12	486,938
75,000	Franklin Township School
	Building Corp., Marion
	County First Mortgage
	Revenue Bonds,
	5.75%, 07/15/10	79,042
1,070,000	Griffith Multi-School Building
	Corp., First Mortgage
	Refunding Revenue Bonds,
	(FSA, State Aid Withholding)
	5.00%, 01/15/22	1,068,898
1,505,000	Hammond School Building
	Corp., First Mortgage Revenue
	Bonds, (MBIA)
	5.00%, 07/15/23	1,474,223
175,000	Huntington Countywide School
	Building Corp. II, First
	Mortgage Revenue Bonds,
	(MBIA, State Aid
	Withholding)
	5.38%, 07/15/16	188,344
250,000	Indiana Bond Bank, Special
	Program Revenue Bonds,
	Series A, (AMBAC)
	6.25%, 02/01/11	264,635
125,000	Indianapolis-Marion County
	Public Library GO, Series A,
	4.60%, 07/01/18	125,536
145,000	Lebanon Middle School
	Building Corp., First Mortgage
	Revenue Bonds, (FSA, State
	Aid Withholding)
	5.05%, 07/15/11	152,656
700,000	Mount Vernon of Hancock
	County Multi-School Building
	Corp., First Mortgage Revenue
	Bonds, Series A, (State Aid
	Withholding)
	5.25%, 01/15/14	742,308

Principal Amount		Value

Indiana (continued)
$170,000	Noblesville Elementary/
	Intermediate Schools Building
	Corp., First Mortgage Revenue
	Bonds, (FSA)
	5.30%, 07/15/09	$174,442
205,000	Noblesville Elementary/
	Intermediate Schools Building
	Corp., First Mortgage Revenue
	Bonds, (FSA)
	5.50%, 07/15/12	217,345
435,000	Noblesville Redevelopment
	Authority, Lease Rental
	Revenue Bonds, (AMBAC)
	5.00%, 07/15/16	447,232
160,000	Northern Wells Community
	School Building Corp., First
	Mortgage Revenue Bonds,
	OID, (FGIC)
	5.00%, 01/15/16	169,552
370,000	Northern Wells Community
	School Building Corp., First
	Mortgage Revenue Bonds,
	OID, (FGIC)
	5.00%, 07/15/16	392,089
500,000	Plainfield Elementary School
	Building Corp., First Mortgage
	Refunding Revenue Bonds,
	(MBIA, State Aid
	Withholding)
	5.00%, 07/15/18	506,655
715,000	Portage Township Multi-School
	Building Corp., First Mortgage
	Refunding Revenue Bonds,
	(MBIA, State Aid
	Withholding)
	5.00%, 01/15/16	748,348
735,000	Portage Township Multi-School
	Building Corp., First Mortgage
	Refunding Revenue Bonds,
	(MBIA, State Aid
	Withholding)
	5.00%, 07/15/16	768,847
570,000	Portage Township Multi-School
	Building Corp., First Mortgage
	Refunding Revenue Bonds,
	(MBIA, State Aid
	Withholding)
	5.00%, 07/15/17	591,529
200,000	Tippecanoe County
	Governmental Building Corp.,
	First Mortgage Revenue
	Bonds, OID, (MBIA-RE FGIC)
	5.00%, 01/15/19	201,806
765,000	Vigo County School Building
	Corp., First Mortgage
	Refunding Revenue Bonds,
	(FSA, State Aid Withholding)
	5.00%, 01/10/16	807,894

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Indiana (continued)
$175,000	Wayne Township School
	Building Corp., Marion
	County First Mortgage
	Revenue Bonds, (MBIA, State
	Aid Withholding)
	5.00%, 01/15/15	$184,803
150,000	Westfield Multi-School Building
	Corp., First Mortgage Revenue
	Bonds, Series A, (FSA, State
	Aid Withholding)
	5.00%, 07/15/23	146,181
135,000	Westfield-Washington
	Elementary Building Corp.,
	First Mortgage Revenue
	Bonds, OID, (FGIC, State Aid
	Withholding)
	4.75%, 01/15/11	140,706

		15,923,275

Iowa — 0.1%
250,000	City of Iowa City Parking
	Facilities Revenue Bonds, (MBIA)
	5.88%, 07/01/15	253,572

Kentucky — 0.5%
1,000,000	Kentucky State Property &
	Buildings Commission
	Revenue Bonds, Project No. 88, (FGIC)
	5.00%, 11/01/15	1,040,030

Louisiana — 0.9%
2,000,000	Louisiana Public Facilities
	Authority Hurricane Recovery
	Program Revenue Bonds, (AMBAC)
	5.00%, 06/01/16	2,063,500

Maine — 0.6%
850,000	Maine Health & Higher
	Educational Facilities
	Authority Refunding Revenue
	Bonds, Series A, (AMBAC)
	5.00%, 07/01/16	890,112
400,000	Maine Health & Higher
	Educational Facilities
	Authority Refunding Revenue
	Bonds, Series B, (AMBAC)
	5.00%, 07/01/21	399,232

		1,289,344

Principal Amount		Value

Massachusetts — 0.0%
$100,000	Commonwealth of
	Massachusetts Special
	Obligation Consolidation
	Loan Refunding Revenue
	Bonds, Series A, (MBIA-RE FGIC)
	5.50%, 06/01/16	$105,958

Michigan — 2.8%
130,000	Central Montcalm Public
	Schools GO, OID, (MBIA, Q-SBLF)
	5.35%, 05/01/11	132,428
1,350,000	Central Montcalm Public
	Schools Refunding GO,
	(MBIA, Q-SBLF)
	5.00%, 05/01/23	1,290,722
345,000	Clintondale Community Schools
	Refunding GO, (MBIA, Q-SBLF)
	5.00%, 05/01/20	340,846
250,000	Detroit Water Supply System
	Revenue Bonds, Senior Lien,
	Series A, (FGIC)
	5.00%, 07/01/13	262,988
240,000	Dundee Community School
	District School Building & Site
	GO, (Q-SBLF)
	5.38%, 05/01/14	251,172
250,000	Dundee Community School
	District School Building & Site
	GO, OID, (Q-SBLF)
	5.38%, 05/01/19	261,637
325,000	East Lansing School District
	School Building & Site GO,
	OID, (Q-SBLF)
	5.35%, 05/01/16	340,012
150,000	Galesburg-Augusta Community
	Schools GO, (Q-SBLF)
	5.38%, 05/01/14	156,982
150,000	Jackson Public Schools School
	Building & Site Refunding
	GO, (FSA, Q-SBLF)
	5.00%, 05/01/15	157,854
685,000	Oakland University Refunding
	Revenue Bonds, (AMBAC)
	5.25%, 05/15/18	693,172
245,000	Portage Public Schools School
	Building & Site GO, (FSA)
	5.00%, 05/01/14	254,847
700,000	State of Michigan Trunk Line
	Refunding Revenue Bonds,
	Series A,
	5.25%, 11/01/13	747,040
490,000	Stockbridge Community Schools
	Refunding GO, (FSA, Q-SBLF)
	5.00%, 05/01/21	486,403

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Michigan (continued)
$150,000	Van Buren County GO, OID,
	(AMBAC)
	5.00%, 05/01/15	$153,036
375,000	Warren Transportation Fund
	GO, OID,
	5.00%, 06/01/16	380,362
400,000	Zeeland Public Schools GO,
	(Q-SBLF)
	5.00%, 05/01/20	402,320

		6,311,821

Minnesota — 0.9%
950,000	Minnesota Public Facilities
	Authority Clean Water
	Revenue Bonds, Series B,
	5.00%, 03/01/16	1,009,736
1,000,000	Minnesota Public Facilities
	Authority Clean Water
	Revenue Bonds, Series B,
	5.00%, 03/01/17	1,057,080

		2,066,816

Mississippi — 1.6%
1,500,000	State of Mississippi GO, Series A,
	5.00%, 10/01/18	1,555,710
2,000,000	State of Mississippi GO, Series
	D, (MBIA)
	5.00%, 11/01/16	2,111,800

		3,667,510

Missouri — 0.8%
1,505,000	Missouri State Highways &
	Transit Commission
	Refunding Revenue Bonds,
	Senior Lien,
	5.00%, 02/01/14	1,606,181
200,000	North Kansas City School
	District No. 74 Refunding GO,
	(State Aid Direct Deposit)
	5.00%, 03/01/18	207,146

		1,813,327

Nevada — 1.7%
1,000,000	Clark County Improvement
	District No. 112 Special
	Assessment,
	5.00%, 08/01/34	892,350
500,000	Clark County School District
	GO, Series C,
	5.00%, 06/15/18	508,760
2,000,000	Clark County School District
	Refunding GO, Series B,
	(FGIC)
	5.00%, 06/15/22	1,976,580

Principal Amount		Value

Nevada (continued)
$500,000	Washoe County GO, OID,
	(MBIA)
	5.00%, 06/01/17	$500,450

		3,878,140

New Jersey — 4.9%
1,500,000	New Jersey Economic
	Development Authority
	School Facilities Construction
	Refunding Revenue Bonds,
	Series W,
	5.00%, 03/01/18	1,521,105
1,200,000	New Jersey Environmental
	Infrastructure Trust Revenue
	Bonds, Series A,
	5.00%, 09/01/16	1,269,108
5,145,000	New Jersey Sports & Exposition
	Authority Refunding Revenue
	Bonds, Series B,
	5.00%, 09/01/18	5,113,101
1,375,000	New Jersey Transportation Trust
	Fund Authority Transportation
	Systems Refunding Revenue
	Bonds, Series B, (MBIA)
	5.50%, 12/15/15	1,433,176
115,000	Tobacco Settlement Financing
	Corp., Asset Backed Revenue
	Bonds, OID,
	5.00%, 06/01/14	122,052
1,200,000	Tobacco Settlement Financing
	Corp., Asset Backed Revenue
	Bonds, OID,
	6.00%, 06/01/37	1,313,808
385,000	Tobacco Settlement Financing
	Corp., Asset Backed Revenue
	Bonds, OID,
	6.13%, 06/01/42	423,127

		11,195,477

New York — 8.0%
2,000,000	City of New York Refunding
	GO, Series A1,
	5.00%, 08/01/15	2,058,620
4,250,000	City of New York Refunding
	GO, Series G, (MBIA)
	5.00%, 08/01/18	4,262,452
1,500,000	New York City Municipal Water
	Finance Authority Refunding
	Revenue Bonds, Series CC,
	5.00%, 06/15/29	1,442,085
2,500,000	New York City Municipal Water
	Finance Authority Revenue
	Bonds, Series A,
	5.50%, 06/15/21	2,588,525

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

New York (continued)
$1,150,000	New York City Municipal Water
	Finance Authority Revenue
	Bonds, Series A, OID,
	5.75%, 06/15/40	$1,144,940
1,000,000	New York Power Authority
	Refunding Revenue Bonds,
	Series C, (MBIA)
	5.00%, 11/15/15	1,059,470
550,000	New York State Dormitory
	Authority Mental Health
	Services Facilities
	Improvement Revenue
	Bonds, Series C, (MBIA-RE FGIC)
	5.00%, 02/15/16	566,071
1,450,000	New York State Dormitory
	Authority State University
	Lease Revenue Bonds,
	4.75%, 07/01/17	1,451,958
400,000	New York State Thruway
	Authority Refunding Revenue
	Bonds, Series A,
	5.00%, 03/15/17	419,184
3,000,000	New York State Thruway
	Authority Revenue Bonds,
	Series A,
	5.00%, 03/15/18	3,113,400

		18,106,705

North Carolina — 1.3%
250,000	City of Winston-Salem COP,
	Series A,
	5.00%, 06/01/15	264,908
300,000	County of Brunswick GO,
	(MBIA-RE FGIC)
	5.00%, 05/01/15	312,984
600,000	County of Harnett COP, Series A, (FSA)
	5.00%, 12/01/14	637,362
1,635,000	Dare County COP, (MBIA-RE FGIC)
	5.00%, 06/01/17	1,660,555

		2,875,809

Ohio — 3.5%
1,235,000	Cincinnati City School District
	Refunding GO, (MBIA-RE FGIC)
	5.00%, 12/01/17	1,290,834
865,000	County of Greene Refunding
	Revenue Bonds, Series A, (MBIA)
	5.25%, 12/01/21	885,535
700,000	County of Hamilton Sewer
	System Refunding Revenue
	Bonds, Series A, (MBIA)
	5.00%, 12/01/19	717,297

Principal Amount		Value

Ohio (continued)
$100,000	Licking Heights Local School
	District Refunding GO, Series
	A, (MBIA)
	5.00%, 12/01/18	$101,168
2,365,000	Ohio State Building Authority
	Facilities Refunding Revenue
	Bonds, Series B, (MBIA-RE FGIC)
	5.00%, 10/01/18	2,416,817
400,000	Ohio State Department of
	Administrative Services COP,
	Series A, (MBIA)
	5.00%, 09/01/16	415,780
2,000,000	State of Ohio GO, Series B,
	5.00%, 05/01/23	1,993,860
100,000	Wellston City School District GO,
	5.80%, 12/01/13	110,994

		7,932,285

Pennsylvania — 0.7%
115,000	New Castle Area School District
	GO, OID, (MBIA, State Aid Withholding)
	4.40%, 03/01/11	119,105
1,455,000	Pennsylvania Higher
	Educational Facilities
	Authority Temple University
	Refunding Revenue Bonds, (MBIA)
	5.00%, 04/01/17	1,488,363

		1,607,468

Puerto Rico — 0.2%
200,000	Puerto Rico Electric Power
	Authority Revenue Bonds,
	Series RR, (FGIC)
	5.00%, 07/01/35	215,572
190,000	Puerto Rico Highway &
	Transportation Authority
	Refunding Revenue Bonds,
	Series W, OID,
	5.50%, 07/01/15	191,353

		406,925

South Carolina — 0.3%
715,000	Berkeley County Water & Sewer
	Revenue Bonds, Series A,
	(FSA)
	5.00%, 06/01/21	716,165

Texas — 38.2%
1,255,000	Alamo Community College
	District GO, Series A, (MBIA)
	5.50%, 08/15/15	1,360,295

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Texas (continued)
$4,405,000	Aldine Independent School
	District GO, (PSF-GTD)
	5.00%, 02/15/25	$4,351,523
1,260,000	Aledo Independent School
	District School Building GO,
	Series A, (PSF-GTD)
	5.00%, 02/15/20	1,270,710
110,000	Alief Independent School
	District GO, (PSF-GTD)
	5.00%, 02/15/13	115,798
4,365,000	Austin Independent School
	District Refunding GO, (MBIA)
	5.00%, 08/01/18	4,514,589
1,000,000	Brownsville Independent School
	District GO, (PSF-GTD)
	5.50%, 08/15/18	1,071,630
1,995,000	Brownwood Independent
	School District Refunding GO,
	(MBIA-RE FGIC)
	5.25%, 02/15/25	1,803,999
1,805,000	Brownwood Independent
	School District Refunding GO,
	(MBIA-RE FGIC)
	5.25%, 02/15/26	1,617,605
100,000	City of Austin Revenue Bonds, (MBIA)
	5.25%, 05/15/25	100,990
515,000	City of Denton GO, (MBIA)
	5.00%, 02/15/14	543,516
895,000	City of El Paso Water & Sewer
	Refunding Revenue Bonds, (MBIA)
	4.50%, 03/01/14	923,586
4,000,000	City of Houston Refunding GO,
	Series A, (MBIA)
	5.25%, 03/01/14	4,270,920
3,000,000	City of Houston Refunding GO,
	Series A, (MBIA)
	5.38%, 03/01/15	3,191,370
255,000	City of Laredo GO, OID, (FGIC)
	5.38%, 08/15/20	272,419
1,630,000	City of San Antonio
	Un-Refunded GO,
	5.25%, 08/01/13	1,746,855
1,500,000	Clint Independent School
	District School Building GO,
	Series A, (PSF-GTD)
	5.00%, 08/15/28	1,450,500
190,000	Coppell Independent School
	District School Building GO, (MBIA)
	5.00%, 08/15/15	200,594
315,000	Coppell Independent School
	District School Building GO, (MBIA)
	5.00%, 08/15/16	331,339

Principal Amount		Value

Texas (continued)
$500,000	County of Hidalgo GO, (MBIA)
	4.50%, 08/15/19	$460,395
100,000	Dallas Area Rapid Transit Senior
	Lien Sales Tax Refunding
	Revenue Bonds, (AMBAC)
	5.00%, 12/01/17	105,566
245,000	Deer Park Independent School
	District GO, (FSA)
	5.00%, 02/15/17	257,870
700,000	Edinburg Consolidated
	Independent School District
	Refunding GO, Series B,
	(PSF-GTD)
	5.00%, 02/15/18	724,115
245,000	El Paso County Refunding GO, (MBIA)
	5.00%, 02/15/16	257,480
1,000,000	El Paso Independent School
	District GO, (PSF-GTD)
	5.00%, 08/15/12	1,057,320
3,000,000	Fort Worth Independent School
	District Refunding GO,
	(PSF-GTD)
	5.00%, 02/15/17	3,141,420
500,000	Friendswood Independent
	School District GO,
	(PSF-GTD)
	5.00%, 02/15/23	499,960
1,095,000	Friendswood Water & Sewer
	Refunding Revenue Bonds, (FSA)
	5.00%, 03/01/21	1,083,021
350,000	Frisco Independent School
	District School Building GO,
	Series B, (MBIA)
	5.50%, 07/15/13	377,527
275,000	Giddings Independent School
	District School Building GO,
	Series A, (PSF-GTD)
	5.00%, 02/15/17	289,446
350,000	Giddings Independent School
	District School Building GO,
	Series A, OID, (PSF-GTD)
	4.50%, 02/15/23	319,742
700,000	Grapevine Refunding GO, Series
	A, (MBIA)
	5.00%, 08/15/17	723,548
1,000,000	Grapevine Refunding GO, Series
	A, (MBIA)
	5.00%, 08/15/19	1,014,450
370,000	Gregory-Portland Independent
	School District GO, OID,
	(PSF-GTD)
	5.50%, 08/15/19	389,632

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Texas (continued)
$1,000,000	Harlandale Independent School
	District Refunding GO,
	(PSF-GTD)
	5.00%, 08/15/35	$927,020
500,000	Harlandale Independent School
	District School Building GO,
	(PSF-GTD)
	5.00%, 08/15/18	517,215
375,000	Hays Consolidated Independent
	School District Refunding GO,
	(PSF-GTD)
	5.25%, 08/15/18	389,722
2,990,000	Houston Community College
	System Revenue Bonds,
	Senior Lien, (FSA)
	5.25%, 04/15/21	3,047,886
100,000	Klein Independent School
	District GO, (PSF-GTD)
	5.00%, 08/01/18	107,215
1,300,000	Magnolia Independent School
	District Schoolhouse GO,
	(PSF-GTD)
	5.00%, 08/15/17	1,365,871
220,000	McKinney GO, OID, (FGIC)
	5.20%, 08/05/14	226,266
840,000	Midland College District GO,
	(MBIA-RE FGIC)
	5.00%, 02/15/24	817,194
1,890,000	Monahans-Wickett-Pyote
	Independent School District
	GO, (PSF-GTD)
	5.00%, 02/15/25	1,856,812
1,000,000	North East Independent School
	District Refunding GO,
	(PSF-GTD)
	5.00%, 02/01/21	1,006,750
1,000,000	North East Independent School
	District Refunding GO,
	(PSF-GTD)
	5.25%, 02/01/22	1,024,890
700,000	Northwest Independent School
	District GO, (PSF-GTD)
	4.50%, 02/15/18	693,672
300,000	Plano Independent School
	District GO, (PSF-GTD)
	4.50%, 02/15/19	293,220
1,205,000	Prosper Independent School
	District School Building
	Refunding GO, (PSF-GTD)
	5.00%, 02/15/25	1,190,371
2,040,000	Prosper Independent School
	District School Building
	Refunding GO, (PSF-GTD)
	5.00%, 02/15/28	1,985,695

Principal Amount		Value

Texas (continued)
$525,000	Red Oak Independent School
	District School Building GO,
	(PSF-GTD)
	5.00%, 08/15/18	$544,987
375,000	San Antonio Independent
	School District Refunding GO,
	(PSF-GTD)
	5.00%, 08/15/16	394,774
295,000	San Felipe-Del Rio Consolidated
	Independent School District
	GO, OID, (PSF-GTD)
	5.38%, 08/15/16	310,015
450,000	San Jacinto Community College
	District Refunding GO,
	(AMBAC)
	4.25%, 02/15/13	461,480
1,005,000	San Jacinto Community College
	District Refunding GO,
	(AMBAC)
	4.25%, 02/15/14	1,024,949
1,500,000	Socorro Independent School
	District Refunding GO,
	(PSF-GTD)
	5.25%, 08/15/13	1,609,710
4,140,000	Socorro Independent School
	District Refunding GO,
	(PSF-GTD)
	5.00%, 08/15/18	4,266,808
6,565,000	Southwest Independent School
	District Refunding GO,
	(PSF-GTD)
	5.00%, 02/01/19	6,672,141
2,000,000	Spring Branch Independent
	School District GO,
	(PSF-GTD)
	5.25%, 02/01/38	1,916,320
2,705,000	Spring Independent School
	District GO, (PSF-GTD)
	5.00%, 02/15/15	2,855,236
635,000	State of Texas Public Finance
	Authority Park & Wildlife GO, OID,
	5.90%, 10/01/17	659,733
2,340,000	State of Texas Water Financial
	Assistance GO, Series A,
	5.00%, 08/01/27	2,243,639
1,570,000	Texas State Transportation
	Commission Revenue Bonds,
	First Tier,
	5.00%, 04/01/17	1,642,267
250,000	Texas Tech University
	Refunding Revenue Bonds,
	(AMBAC)
	5.00%, 02/15/16	262,575

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Texas (continued)
$3,000,000	University of Texas Financing Systems Refunding Revenue Bonds, Series C, 5.00%, 08/15/16	$3,182,190
1,610,000	University of Texas Financing Systems Refunding Revenue Bonds, Series E, 5.00%, 08/15/15	1,713,507
1,095,000	Victoria Utility System, Water & Wastewater Authority Refunding Revenue Bonds, (AMBAC) 5.00%, 12/01/17	1,140,344
280,000	Ysleta Independent School District Public Facility Corp. Lease Revenue Bonds, (AMBAC) 5.50%, 11/15/10	291,234

		86,481,438

Utah — 0.0%
125,000	South Jordan Water Refunding Revenue Bonds, (AMBAC) 5.00%, 11/01/15	132,009

Virginia — 0.8%
225,000	City of Norfolk Water Revenue Bonds, 5.00%, 11/01/16	233,856
100,000	City of Virginia Beach Public Improvement GO, 5.00%, 01/15/16	106,321
150,000	Virginia College Building Authority, Educational Facilities 21st Century College & Equipment Revenue Bonds, 5.00%, 02/01/16	158,031
1,280,000	Virginia Public Building Authority Revenue Bonds, Series B, 5.00%, 08/01/14	1,366,618

		1,864,826

Washington — 4.0%
100,000	CDP-King County III Lease Refunding Revenue Bonds, King Street Center Project, (MBIA) 5.00%, 06/01/17	104,316
100,000	Clark County Public Utility District No. 1 Generating System Refunding Revenue Bonds, (MBIA-RE FGIC) 5.00%, 01/01/13	105,394

Principal Amount		Value

Washington (continued)
$200,000	Pierce County School District No. 320 Sumner Refunding GO, (MBIA-RE FGIC, School Board Guaranty) 5.00%, 12/01/16	$205,858
250,000	Snohomish County School District No. 6 Mukilteo GO, OID, (School Board Guaranty) 5.35%, 12/01/15	264,400
2,000,000	State of Washington Department of Ecology Refunding COP, Series B, (AMBAC) 5.00%, 04/01/16	2,094,360
4,000,000	State of Washington Various Purpose Refunding GO, Series R-2006A, (AMBAC) 5.00%, 07/01/17	4,122,960
2,005,000	University of Washington Refunding Revenue Bonds, 5.00%, 12/01/15	2,118,543

		9,015,831

West Virginia — 0.1%
275,000	West Virginia University Revenue Bonds, Series A, (MBIA) 5.50%, 04/01/17	292,474

Wisconsin — 1.5%
135,000	Cedarburg School District Refunding GO, Series B, (FSA) 5.00%, 03/01/13	142,251
145,000	Cedarburg School District Refunding GO, Series B, (FSA) 5.00%, 03/01/14	152,788
775,000	County of Outagamie Refunding GO, 5.50%, 04/01/14	817,951
150,000	Door County GO, Series A, OID, (FGIC) 5.25%, 09/01/20	158,103
500,000	Fond Du Lac Promissory Notes GO, OID, (FGIC) 4.40%, 05/01/11	516,545
100,000	Fond Du Lac Refunding GO, (MBIA-RE FGIC) 4.75%, 03/01/15	103,898
100,000	Fond Du Lac Refunding GO, (MBIA-RE FGIC) 4.75%, 03/01/16	103,364
130,000	Menomonee Falls Water Systems Mortgage Refunding Revenue Bonds, OID, (FSA) 4.60%, 12/01/10	135,343

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Principal Amount		Value

Wisconsin (continued)
$520,000	Osceola School District School Building GO, Series A, OID, (MBIA-RE FGIC) 5.13%, 05/01/17	$525,226
220,000	Two Rivers Public School District Refunding GO, (FSA) 5.75%, 03/01/12	230,322
505,000	Verona Area School District GO, Series A, (MBIA) 5.50%, 10/01/12	517,231

		3,403,022

Total Municipal Bonds (Cost $228,225,308)		222,126,436

Shares

INVESTMENT COMPANY — 0.4%
848,600	SEI Daily Income Trust Government II Fund, Class A	848,600

Total Investment Company (Cost $848,600)		848,600

TOTAL INVESTMENTS — 98.4%
(Cost $229,073,908)(a)		222,975,036
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.6%		3,529,062

NET ASSETS — 100.0%		$226,504,098

(a)	Cost for federal income tax purposes is $229,073,908 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$972,115
Unrealized depreciation	(7,070,987)

Net unrealized depreciation	$(6,098,872)

(b)	Represents a security purchased on a when-issued basis.

(c)	Variable rate security. Rate shown is the rate as of October 31, 2008.

AMBAC — Insured by AMBAC Indemnity Corp.
COP — Certificates of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Financial Security Assurance, Inc.
GO — General Obligations
MBIA — Insured by MBIA
MBIA-RE FGIC — MBIA re-insure FGIC
OID — Original Issue Discount
PSF-GTD — Permanent School Fund Guarantee
Q–SBLF — Qualified-School Bond Loan Fund
XLCA — XL Capital Insurance

This Page Intentionally Left Blank

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008

	U.S. LARGE CAP FUND	NON-U.S. LARGE CAP FUND	GLOBAL SMALL & MID CAP FUND

ASSETS:
Investments, at value	$337,150,986	$1,615,771,846	$2,987,746,125
Foreign currency, at value (Cost $0, $85,789,421, $1,172,432, $9,769,685, $0, $0 and $0, respectively)	—	93,607,378	1,038,231
Cash	50	119,711	694
Dividends and interest receivable	287,457	6,921,319	1,151,514
Receivable for Fund shares sold	109,035	4,276,165	2,923,465
Receivable for investments sold	—	11,367,705	4,578,010
Cash paid to broker on swap contracts	—	—	—
Unrealized appreciation on swap agreements	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—
Prepaid expenses	21,600	37,776	29,502

Total Assets	337,569,128	1,732,101,900	2,997,467,541

LIABILITIES:
Cash due to broker on forward foreign currency exchange contracts	—	—	—
Cash due to broker on swap agreements (Note 2)	—	—	—
Written option contracts, at value (premium received $0, $0, $0, $20,569,754, $0, $0 and $0, respectively)	—	—	—
Payable to Custodian	—	—	—
Payable for Fund shares redeemed	117,832	341,750	770,850
Payable for investments purchased	—	30,022,080	52,314,553
Payable for swap contracts purchased	—	—	—
Payable for futures contracts purchased	—	—	—
Unrealized depreciation on swap agreements	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—
Deferred tax liability payable (Note 5)	—	—	893
Accrued expenses and other payables:
Investment advisory	184,855	1,003,197	1,741,415
Administration	7,685	30,626	43,707
Shareholder servicing fee	43,138	220,910	322,618
Custody	28,759	220,645	18,928
Directors	122	522	215
Legal and Audit	55,367	211,721	136,173
Other	22,675	108,070	175,365

Total Liabilities	460,433	32,159,521	55,524,717

NET ASSETS	$337,108,695	$1,699,942,379	$2,941,942,824

NET ASSETS consist of:
Capital paid-in	$422,449,421	$2,230,259,028	$3,160,420,537
Accumulated undistributed net investment income	60,304	39,314,392	5,541,290
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, swap agreements, written options and foreign currency transactions	(155,778)	(188,189,079)	(2,419,349)
Net unrealized appreciation/(depreciation) on investments, futures contracts, swap agreements and written options	(85,245,252)	(389,342,362)	(221,565,344)
Net unrealized appreciation/(depreciation) of other assets and liabilities denominated in foreign currencies and deferred taxes	—	7,900,400	(34,310)

NET ASSETS	$337,108,695	$1,699,942,379	$2,941,942,824

Net Asset Value, maximum offering price and redemption price per share	$9.99	$7.96	$9.83

SHARES OF CAPITAL STOCK OUTSTANDING	33,750,732	213,613,004	299,247,149

INVESTMENTS, AT COST	$422,396,238	$2,005,114,208	$3,209,311,469

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES - (Continued)
October 31, 2008

	GLOBAL OPPORTUNITIES FUND	REAL RETURN FUND	FIXED INCOME FUND	MUNICIPAL BOND FUND

ASSETS:
Investments, at value	$1,206,113,258	$1,283,121,273	$169,052,069	$222,975,036
Foreign currency, at value (Cost $0, $85,789,421, $1,172,432, $9,769,685, $0, $0 and $0, respectively)	8,649,850	—	—	—
Cash	—	—	124	69
Dividends and interest receivable	6,229,644	1,226,246	2,508,590	2,980,494
Receivable for Fund shares sold	951,250	1,182,095	2,000	1,049,915
Receivable for investments sold	21,346,603	14,555,790	—	1,107,968
Cash paid to broker on swap contracts	270,000	—	—	—
Unrealized appreciation on swap agreements	4,547,000	113,019,968	—	—
Unrealized appreciation on forward foreign currency exchange contracts	75,917,119	—	—	—
Prepaid expenses	52,559	42,416	26,202	19,060

Total Assets	1,324,077,283	1,413,147,788	171,588,985	228,132,542

LIABILITIES:
Cash due to broker on forward foreign currency exchange contracts	14,440,000	—	—	—
Cash due to broker on swap agreements (Note 2)	—	9,705,787	—	—
Written option contracts, at value (premium received $0, $0, $0, $20,569,754, $0, $0 and $0, respectively)	83,472,765	—	—	—
Payable to Custodian	1,233,663	1,406,120	—	—
Payable for Fund shares redeemed	551,481	752,683	24,000	3,500
Payable for investments purchased	29,047,972	16,887,873	—	1,466,040
Payable for swap contracts purchased	—	84,755	—	—
Payable for futures contracts purchased	1,287,127	—	—	—
Unrealized depreciation on swap agreements	3,726,951	10,670,897	—	—
Unrealized depreciation on forward foreign currency exchange contracts	20,261,488	—	—	—
Deferred tax liability payable (Note 5)	—	—	—	—
Accrued expenses and other payables:
Investment advisory	989,065	1,059,676	59,401	78,450
Administration	28,401	26,217	4,901	5,780
Shareholder servicing fee	153,046	187,002	7,155	9,450
Custody	52,718	23,551	14,311	18,900
Directors	181	479	38	45
Legal and Audit	150,131	282,185	22,735	27,112
Other	131,094	116,771	12,051	19,167

Total Liabilities	155,526,083	41,203,996	144,592	1,628,444

NET ASSETS	$1,168,551,200	$1,371,943,792	$171,444,393	$226,504,098

NET ASSETS consist of:
Capital paid-in	$1,703,485,888	$1,871,848,363	$165,503,101	$231,868,023
Accumulated undistributed net investment income	24,531,853	29,600,637	2,282,223	2,582,624
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, swap agreements, written options and foreign currency transactions	(140,927,174)	(30,097,730)	1,611,532	(1,847,677)
Net unrealized appreciation/(depreciation) on investments, futures contracts, swap agreements and written options	(472,789,909)	(499,485,370)	2,047,537	(6,098,872)
Net unrealized appreciation/(depreciation) of other assets and liabilities denominated in foreign currencies and deferred taxes	54,250,542	77,892	—	—

NET ASSETS	$1,168,551,200	$1,371,943,792	$171,444,393	$226,504,098

Net Asset Value, maximum offering price and redemption price per share	$6.58	$8.34	$11.08	$10.82

SHARES OF CAPITAL STOCK OUTSTANDING	177,504,509	164,526,129	15,474,389	20,939,926

INVESTMENTS, AT COST	$1,617,414,878	$1,884,955,714	$167,004,532	$229,073,908

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Period Ended October 31, 2008

	U.S. LARGE CAP FUND	NON-U.S. LARGE CAP FUND	GLOBAL SMALL & MID CAP FUND

INVESTMENT INCOME:
Interest	$520,401	$1,959,716	$5,148,020
Dividends	6,584,761	54,937,183	14,932,866
Foreign tax withheld	—	(4,690,478)	(648,950)

Total investment income	7,105,162	52,206,421	19,431,936

EXPENSES:
Investment advisory fees	3,058,294	13,710,317	9,315,286
Shareholder servicing fees	655,349	2,777,211	1,643,874
Administration and Accounting fees	109,715	384,132	236,722
Custodian fees	436,899	2,777,211	263,285
Directors fees and expenses	39,454	165,837	79,941
Insurance premiums	17,130	36,901	22,020
Interest expense	—	—	—
Legal and Audit fees	59,385	222,887	169,225
Printing and postage fees	8,568	31,843	23,374
Registration fees	16,336	36,878	91,196
Transfer agent fees	64,500	229,089	124,703
Miscellaneous expenses	15,616	93,983	280,566

Total expenses	4,481,246	20,466,289	12,250,192
Expenses waived by Adviser (Note 3)	(112,254)	(91,242)	(86,750)

Net expenses	4,368,992	20,375,047	12,163,442

NET INVESTMENT INCOME	2,736,170	31,831,374	7,268,494

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains/(loss) on:
Investments	8,384,743	(176,848,510)	10,035,922
Futures contracts	—	(4,029,899)	—
Swap agreements	—	—	—
Written options	—	—	—
Net realized capital gains tax	—	—	(22,774)
Foreign currency transactions	—	4,169,967	(168,618)
Net change in unrealized appreciation/depreciation on:
Investments	(180,552,341)	(826,223,882)	(446,844,554)
Futures contracts	—	—	—
Swap agreements	—	—	—
Written options	—	—	—
Foreign currency transactions	—	4,973,619	(138,898)
Deferred taxes on unrealized appreciation	—	—	62,694

Net realized and change in unrealized gain/(loss) on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	(172,167,598)	(997,958,705)	(437,076,228)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(169,431,428)	$(966,127,331)	$(429,807,734)

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Period Ended October 31, 2008 (Continued)

	GLOBAL OPPORTUNITIES FUND[a]	REAL RETURN FUND	FIXED INCOME FUND	MUNICIPAL BOND FUND

INVESTMENT INCOME:
Interest	$19,092,429	$40,162,246	$7,211,482	$7,752,635
Dividends	23,832,354	18,472,503	27,904	179,043
Foreign tax withheld	(1,309,891)	(548,188)	—	—

Total investment income	41,614,892	58,086,561	7,239,386	7,931,678

EXPENSES:
Investment advisory fees	13,653,897	17,679,140	705,751	887,885
Shareholder servicing fees	1,874,947	3,119,848	235,250	295,962
Administration and Accounting fees	285,698	426,716	55,350	63,162
Custodian fees	496,681	164,979	156,834	197,308
Directors fees and expenses	77,482	174,301	13,099	16,214
Insurance premiums	886	32,130	24,934	13,327
Interest expense	—	3,534,815	—	—
Legal and Audit fees	184,490	395,655	24,964	30,155
Printing and postage fees	21,438	35,530	2,573	3,296
Registration fees	57,357	30,503	14,745	16,312
Transfer agent fees	157,770	265,079	31,578	34,676
Miscellaneous expenses	209,411	134,150	13,392	36,770

Total expenses	17,020,057	25,992,846	1,278,470	1,595,067
Expenses waived by Adviser (Note 3)	(156,283)	—	(180,636)	(213,913)

Net expenses	16,863,774	25,992,846	1,097,834	1,381,154

NET INVESTMENT INCOME	24,751,118	32,093,715	6,141,552	6,550,524

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains/(loss) on:
Investments	(157,874,378)	(1,374,878,307)	2,083,069	(1,723,839)
Futures contracts	1,751,977	9,484,447	—	—
Swap agreements	—	124,119,105	—	—
Written options	14,515,106	1,275,869,714	—	—
Net realized capital gains tax	—	—	—	—
Foreign currency transactions	2,099,019	1,416,317	—	—
Net change in unrealized appreciation/depreciation on:
Investments	(411,301,620)	(1,607,895,631)	384,029	(7,540,944)
Futures contracts	594,673	(4,538,325)	—	—
Swap agreements	820,049	512,813	—	—
Written options	(62,903,011)	797,395,776	—	—
Foreign currency transactions	54,250,542	(832,599)	—	—
Deferred taxes on unrealized appreciation	—	—	—	—

Net realized and change in unrealized gain/(loss) on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	(558,047,643)	(779,346,690)	2,467,098	(9,264,783)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(533,296,525)	$(747,252,975)	$8,608,650	$(2,714,259)

[a]	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. LARGE CAP FUND

	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007

FROM OPERATIONS:
Net investment income	$2,736,170	$2,080,481
Net realized gain/(loss) on investments and foreign currency transactions	8,384,743	37,689,242
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions, and deferred taxes	(180,552,341)	22,869,863

Net increase/(decrease) in net assets resulting from operations	(169,431,428)	62,639,586

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,893,131)	(1,621,113)
Capital gains	(22,627,659)	—

Net decrease in net assets from distributions	(25,520,790)	(1,621,113)

CAPTIAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	121,132,872	105,122,994
Related party sale of capital stock (Note 3)	—	—
Reinvestment of distributions	6,165,304	725,436
Net cost of capital stock redeemed	(84,394,638)	(74,202,563)

Net increase/(decrease) in net assets resulting from capital stock transactions	42,903,538	31,645,867

Net increase/(decrease) in net assets	(152,048,680)	92,664,340
NET ASSETS:
Beginning of year	489,157,375	396,493,035

End of year	$337,108,695	$489,157,375

Undistributed net investment income	$60,304	$1,487,631

CAPITAL SHARE TRANSACTIONS:
Shares sold	8,891,788	7,148,855
Shares issued from related party transaction (Note 3)	—	—
Shares issued as reinvestment of distributions	440,074	51,304
Shares redeemed	(6,356,301)	(5,088,530)

Net increase in shares outstanding	2,975,561	2,111,629

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	NON-U.S. LARGE CAP FUND		GLOBAL SMALL & MID CAP FUND

	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007

FROM OPERATIONS:
Net investment income	$31,831,374	$22,966,988	$7,268,494	$4,940,171
Net realized gain/(loss) on investments and foreign currency transactions	(176,708,442)	232,828,161	9,844,530	56,808,787
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions, and deferred taxes	(821,250,263)	78,867,401	(446,920,758)	108,413,003

Net increase/(decrease) in net assets resulting from operations	(966,127,331)	334,662,550	(429,807,734)	170,161,961

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(24,241,701)	(22,498,750)	(3,890,677)	(5,998,025)
Capital gains	(201,403,466)	(106,837,251)	(69,129,431)	(21,325,000)

Net decrease in net assets from distributions	(225,645,167)	(129,336,001)	(73,020,108)	(27,323,025)

CAPTIAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	921,773,830	309,524,926	482,190,275	121,658,415
Related party sale of capital stock (Note 3)	—	—	2,138,427,393	—
Reinvestment of distributions	124,056,153	68,426,269	63,779,540	14,897,306
Net cost of capital stock redeemed	(328,015,010)	(324,420,454)	(146,247,790)	(71,265,485)

Net increase/(decrease) in net assets resulting from capital stock transactions	717,814,973	53,530,741	2,538,149,418	65,290,236

Net increase/(decrease) in net assets	(473,957,525)	258,857,290	2,035,321,576	208,129,172
NET ASSETS:
Beginning of year	2,173,899,904	1,915,042,614	906,621,248	698,492,076

End of year	$1,699,942,379	$2,173,899,904	$2,941,942,824	$906,621,248

Undistributed net investment income	$39,314,392	$21,864,246	$5,541,290	$3,282,741

CAPITAL SHARE TRANSACTIONS:
Shares sold	91,310,650	21,772,165	40,971,072	8,633,976
Shares issued from related party transaction (Note 3)	—	—	207,412,938	—
Shares issued as reinvestment of distributions	9,745,181	4,986,035	5,081,609	1,134,601
Shares redeemed	(31,973,570)	(23,140,895)	(12,884,984)	(5,067,354)

Net increase in shares outstanding	69,082,261	3,617,305	240,580,635	4,701,223

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	GLOBAL OPPORTUNITIES FUND	REAL RETURN FUND

	FOR THE PERIOD ENDED OCTOBER 31, 2008[a]	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007

FROM OPERATIONS:
Net investment income	$24,751,118	$32,093,715	$29,027,157
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	(139,508,276)	36,011,276	141,906,346
Net change in unrealized appreciation/depreciation on investments, swap agreements, futures contracts, written options and foreign currency transactions	(418,539,367)	(815,357,966)	224,271,704

Net increase/(decrease) in net assets resulting from operations	(533,296,525)	(747,252,975)	395,205,207

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,655,796)	(15,588,657)	(33,878,701)
Capital gains	—	(141,425,303)	(103,294,543)

Net decrease in net assets from distributions	(1,655,796)	(157,013,960)	(137,173,244)

CAPTIAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	1,824,994,362	575,849,885	303,266,001
Reinvestment of distributions	1,233,460	128,996,518	76,110,638
Net cost of capital stock redeemed	(122,724,301)	(225,119,277)	(105,631,699)

Net increase in net assets resulting from capital stock transactions	1,703,503,521	479,727,126	273,744,940

Net increase/(decrease) in net assets	1,168,551,200	(424,539,809)	531,776,903
NET ASSETS:
Beginning of period	—	1,796,483,601	1,264,706,698

End of period	$1,168,551,200	$1,371,943,792	$1,796,483,601

Undistributed net investment income	$24,531,853	$29,600,637	$5,723,311

CAPITAL SHARE TRANSACTIONS:
Shares sold	192,816,597	42,787,873	24,761,078
Shares issued as reinvestment of distributions	124,341	9,714,403	6,498,747
Shares redeemed	(15,436,429)	(18,864,859)	(8,636,256)

Net increase in shares outstanding	177,504,509	33,637,417	22,623,569

[a]	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	FIXED INCOME FUND		MUNICIPAL BOND FUND

	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007

FROM OPERATIONS:
Net investment income	$6,141,552	$5,067,262	$6,550,524	$4,667,084
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	2,083,069	1,100,039	(1,723,839)	(101,465)
Net change in unrealized appreciation/depreciation on investments, swap agreements, futures contracts, written options and foreign currency transactions	384,029	413,880	(7,540,944)	(494,973)

Net increase/(decrease) in net assets resulting from operations	8,608,650	6,581,181	(2,714,259)	4,070,646

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,131,427)	(5,036,915)	(5,755,579)	(4,373,592)
Capital gains	(203,836)	—	—	—

Net decrease in net assets from distributions	(6,335,263)	(5,036,915)	(5,755,579)	(4,373,592)

CAPTIAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	45,716,843	50,437,680	97,106,625	72,156,290
Reinvestment of distributions	3,834,740	2,841,839	2,124,735	1,713,119
Net cost of capital stock redeemed	(19,385,742)	(14,085,371)	(29,762,820)	(24,503,205)

Net increase in net assets resulting from capital stock transactions	30,165,841	39,194,148	69,468,540	49,366,204

Net increase/(decrease) in net assets	32,439,228	40,738,414	60,998,702	49,063,258
NET ASSETS:
Beginning of period	139,005,165	98,266,751	165,505,396	116,442,138

End of period	$171,444,393	$139,005,165	$226,504,098	$165,505,396

Undistributed net investment income	$2,282,223	$2,039,931	$2,582,624	$1,787,679

CAPITAL SHARE TRANSACTIONS:
Shares sold	4,081,749	4,727,213	8,661,617	6,477,362
Shares issued as reinvestment of distributions	352,112	270,812	190,951	155,545
Shares redeemed	(1,737,386)	(1,323,491)	(2,676,154)	(2,199,676)

Net increase in shares outstanding	2,696,475	3,674,534	6,176,414	4,433,231

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of year	$15.89	$13.83	$12.20	$11.51	$10.98

Investment operations:
Net investment income	0.09 [a]	0.07	0.06	0.07	0.00 [b]
Net realized and unrealized gains/(losses) on investments	(5.18)	2.05	1.62	0.67	0.53

Total from investment operations	(5.09)	2.12	1.68	0.74	0.53

Distributions:
Net investment income	(0.09)	(0.06)	(0.05)	(0.05)	—
Net realized gains	(0.72)	—	—	—	—

Total distributions	(0.81)	(0.06)	(0.05)	(0.05)	—

Net asset value, end of year	$9.99	$15.89	$13.83	$12.20	$11.51

Total return	(33.6)%	15.4%	13.8%	6.4%	4.9%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$337,109	$489,157	$396,493	$306,520	$290,045
Ratio of expenses to average net assets before expense waivers	1.03%	1.04%	— [c]	— [c]	— [c]
Ratio of expenses to average net assets after expense waivers	1.00%	1.01%	1.06%	1.14%	1.21%
Ratio of net investment income/(loss) to average net assets	0.63%	0.48%	0.47%	0.61%	(0.01)%
Portfolio turnover rate	95%	43%	56%	47%	40%

[a]	Calculated using the average shares method for the period.

[b]	Less than $0.01 or $(0.01) per share.

[c]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of year	$15.04	$13.59	$11.23	$9.68	$8.59

Investment operations:
Net investment income	0.19 [a]	0.17	0.14	0.10	0.09
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(5.69)	2.24	2.30	1.57	1.09

Total from investment operations	(5.50)	2.41	2.44	1.67	1.18

Distributions:
Net investment income	(0.17)	(0.17)	(0.08)	(0.12)	(0.09)
Net realized gains	(1.41)	(0.79)	—	—	—

Total distributions	(1.58)	(0.96)	(0.08)	(0.12)	(0.09)

Net asset value, end of year	$7.96	$15.04	$13.59	$11.23	$9.68

Total return	(40.5)%	18.5%	21.9%	17.3%	13.8%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,699,942	$2,173,900	$1,915,043	$1,518,585	$794,107
Ratio of expenses to average net assets before expense waivers	1.11%	— [b]	— [b]	— [b]	— [b]
Ratio of expenses to average net assets after expense waivers	1.10%	1.11%	1.14%	1.25%	1.31%
Ratio of net investment income to average net assets	1.72%	1.15%	1.17%	1.10%	1.01%
Portfolio turnover rate	66%	44%	50%	49%	51%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,			PERIOD ENDED 10/31/05[a]

	2008	2007	2006

Net asset value, beginning of period	$15.45	$12.94	$10.69	$10.00

Investment operations:
Net investment income	0.08 [b]	0.09	0.07	0.03
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	(4.53)	2.93	2.21	0.66

Total from investment operations	(4.45)	3.02	2.28	0.69

Distributions:
Net investment income	(0.07)	(0.11)	(0.02)	—
Net realized gains	(1.10)	(0.40)	(0.01)	—

Total distributions	(1.17)	(0.51)	(0.03)	—

Net asset value, end of period	$9.83	$15.45	$12.94	$10.69

Total return	(30.4)%	24.1%	21.4%	6.9%[c]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$2,941,943	$906,621	$698,492	$502,103
Ratio of expenses to average net assets before expense waivers	1.12%	— [d]	— [d]	— [d]
Ratio of expenses to average net assets after expense waivers	1.11%	1.13%	1.15%	1.24%[e]
Ratio of net investment income to average net assets	0.66%	0.62%	0.60%	0.52%[e]
Portfolio turnover rate	36%	35%	39%	8%[c]

[a]	For the period from April 7, 2005 (commencement of operations) to October 31, 2005.

[b]	Calculated using the average shares method for the period.

[c]	Not Annualized.

[d]	There were no voluntary fee reductions during the period.

[e]	Annualized.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout The Period.

PERIOD ENDED 10/31/08[a]

Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.16 [b]
Net realized and unrealized losses on investments, futures contracts, swap agreements, written options and foreign currency transactions	(3.56)

Total from investment operations	(3.40)

Distributions:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$6.58

Total return	(34.0)%[c]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$1,168,551
Ratio of expenses to average net assets before expense waivers	1.36%[d]
Ratio of expenses to average net assets after expense waivers	1.35%[d]
Ratio of net investment income to average net assets	1.98%[d]
Portfolio turnover rate	145%[c]

[a]	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

[b]	Calculated using the average shares method for the period.

[c]	Not Annualized.

[d]	Annualized.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,			PERIOD ENDED 10/31/05[a]

	2008	2007	2006

Net asset value, beginning of period	$13.73	$11.68	$10.41	$10.00

Investment operations:
Net investment income	0.21 [b]	0.24	0.17	0.09
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options and foreign currency transactions	(4.50)	3.00	1.31	0.32

Total from investment operations	(4.29)	3.24	1.48	0.41

Distributions:
Net investment income	(0.11)	(0.29)	(0.15)	—
Net realized gains	(0.99)	(0.90)	(0.06)	—

Total distributions	(1.10)	(1.19)	(0.21)	—

Net asset value, end of period	$8.34	$13.73	$11.68	$10.41

Total return	(34.2)%	29.8%	14.4%	4.1%[c]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$1,371,944	$1,796,484	$1,264,707	$839,573
Ratio of expenses to average net assets	1.25%[d]	1.25%[d]	1.10%	1.16%[e]
Ratio of expenses to average net assets (excluding interest expensed)	1.08%	1.09%	—	—
Ratio of net investment income to average net assets	1.54%	1.97%	1.81%	1.97%[e]
Portfolio turnover rate	88%	36%	56%	5%[c]

[a]	For the period from April 29, 2005 (commencement of operations) to October 31, 2005.

[b]	Calculated using the average shares method for the period.

[c]	Not Annualized.

[d]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[e]	Annualized.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of year	$10.88	$10.79	$10.78	$10.98	$11.12

Investment operations:
Net investment income	0.44 [a]	0.42	0.44	0.33	0.31
Net realized and unrealized gains/(losses) on investments	0.22	0.14	(0.02)	(0.17)	(0.01)

Total from investment operations	0.66	0.56	0.42	0.16	0.30

Distributions:
Net investment income	(0.44)	(0.47)	(0.38)	(0.36)	(0.37)
Net realized gains	(0.02)	—	(0.03)	0.00 [b]	(0.07)

Total distributions	(0.46)	(0.47)	(0.41)	(0.36)	(0.44)

Net asset value, end of year	$11.08	$10.88	$10.79	$10.78	$10.98

Total return	6.2%	5.4%	4.0%	1.6%	2.8%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$171,444	$139,005	$98,267	$78,440	$78,281
Ratio of expenses to average net assets before expense waivers	0.82%	0.84%	— [c]	1.00%	1.10%
Ratio of expenses to average net assets after expense waivers	0.70%	0.73%	0.87%	0.99%	1.05%
Ratio of net investment income to average net assets	3.92%	4.22%	4.07%	3.05%	2.68%
Portfolio turnover rate	36%	59%	72%	17%	8%

[a]	Calculated using the average shares method for the period.

[b]	Less than $0.01 or $(0.01) per share.

[c]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of year	$11.21	$11.27	$11.20	$11.47	$11.42

Investment operations:
Net investment income	0.37 [a]	0.35	0.33	0.29	0.29
Net realized and unrealized gains/(losses) on investments	(0.41)	(0.04)	0.14	(0.21)	0.22

Total from investment operations	(0.04)	0.31	0.47	0.08	0.51

Distributions:
Net investment income	(0.35)	(0.37)	(0.30)	(0.28)	(0.29)
Net realized gains	—	—	(0.10)	(0.07)	(0.17)

Total distributions	(0.35)	(0.37)	(0.40)	(0.35)	(0.46)

Net asset value, end of year	$10.82	$11.21	$11.27	$11.20	$11.47

Total return	(0.5)%	2.8%	4.3%	0.7%	4.6%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$226,504	$165,505	$116,442	$98,652	$88,523
Ratio of expenses to average net assets before expense waivers	0.81%	0.84%	— [b]	0.99%	1.07%
Ratio of expenses to average net assets after expense waivers	0.70%	0.74%	0.86%	0.98%	1.05%
Ratio of net investment income to average net assets	3.32%	3.32%	3.05%	2.63%	2.57%
Portfolio turnover rate	47%	50%	52%	56%	45%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2008

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”), was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Corporation’s Articles of Incorporation permit the Corporation’s Board of Directors (the “Board”) to create an unlimited number of series, each with one or more separate classes of shares. At October 31, 2008, the Corporation consisted of seven separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective

Old Westbury U.S. Large Cap Fund (“U.S. Large Cap Fund”)	Above-average long-term capital appreciation.
Old Westbury Non-U.S. Large Cap Fund (“Non-U.S. Large Cap Fund”)	Long-term growth of capital.
Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”)	Long-term capital appreciation.
Old Westbury Global Opportunities Fund (“Global Opportunities Fund”)*	Long-term capital appreciation.
Old Westbury Real Return Fund (“Real Return Fund”)	Real return over inflation.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Dividend income exempt from regular federal income tax.

*	Global Opportunities Fund commenced operations on November 28, 2007.

Prior to October 2, 2008, the U.S. Large Cap Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to July 28, 2008, the Non-U.S. Large Cap Fund was named the International Fund and operated under a different investment strategy. Prior to October 2, 2008, the Global Small & Mid Cap Fund was named the Global Small Cap Fund and operated under a different investment strategy.

The Corporation has authorized a total of 20 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, or if events or circumstances that could materially affect the value of such Funds’ securities have occurred, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. Investments in open-end investment companies are valued at net asset value.

Securities traded in the over-the-counter market are valued at the mean of the current bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

U.S. government obligations and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board.

All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect, in good faith, the fair value of such securities. Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, and which occurs after the close of the London markets, the Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund and Global Opportunities Fund may use a systematic fair valuation model provided by an independent third party vendor to value its non-U.S. securities. When the Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund and Global Opportunities Fund use fair value pricing, the value assigned to the Non-U.S. Large Cap Fund’s, Global Small & Mid Cap Fund’s, and Global Opportunities Fund’s non-U.S. securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

B. Futures Contracts. The Funds may invest in futures contracts, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying security. The Funds recognize a gain or loss equal to the variation margin. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying securities, while permitting the equivalent of an investment in a portfolio of the underlying securities. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Global Opportunities Fund has posted $3,080,882 of cash collateral for open futures contracts and is reflected in foreign currency at value in the Statements of Assets and Liabilities.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Global Opportunities Fund and Real Return Fund do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

D. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund) may enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings. In addition, the Global Opportunities Fund and Real Return Fund may use Forwards to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed or settled, the Fund records a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

As of October 31, 2008, the Global Opportunities Fund had the following open forward foreign currency exchange contracts:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Euro	3,250,000	U.S. Dollar	4,494,100	11/07/08	$(352,937)
U.S. Dollar	7,746,395	South Africa Rand	76,821,000	11/07/08	2,353,689
Japanese Yen	2,122,230,000	U.S. Dollar	19,554,155	11/10/08	1,996,823
U.S. Dollar	21,779,221	Thailand Baht	771,420,000	11/10/08	846,643
U.S. Dollar	11,619,107	New Turkish Lira	18,547,000	11/10/08	3,368,078
Canadian Dollar	1,004,310	U.S. Dollar	942,191	11/12/08	(109,057)
Singapore Dollar	13,762,300	U.S. Dollar	9,927,432	11/12/08	(644,264)
U.S. Dollar	17,727,367	United Kingdom Pound	10,332,500	11/14/08	1,113,247
U.S. Dollar	61,112,738	United Kingdom Pound	35,592,949	11/14/08	3,881,137
Malaysian Ringgit	32,625,000	U.S. Dollar	9,376,886	11/17/08	(192,411)
Singapore Dollar	13,722,000	U.S. Dollar	9,523,347	11/17/08	(266,060)
Singapore Dollar	20,959,200	U.S. Dollar	14,545,505	11/17/08	(405,779)
Singapore Dollar	2,828,520	U.S. Dollar	1,962,969	11/17/08	(54,761)
U.S. Dollar	35,647,415	United Kingdom Pound	20,459,036	11/17/08	2,756,493
U.S. Dollar	37,136,631	United Kingdom Pound	20,473,588	11/24/08	4,236,647
U.S. Dollar	29,925,143	United Kingdom Pound	16,150,000	11/24/08	3,972,937
Singapore Dollar	6,930,750	U.S. Dollar	4,883,217	11/26/08	(206,334)
Canadian Dollar	2,348,922	U.S. Dollar	2,250,551	11/28/08	(302,325)
U.S. Dollar	20,092,931	Euro	14,300,000	12/03/08	1,888,756
Japanese Yen	110,000,000	U.S. Dollar	996,097	12/04/08	122,027
U.S. Dollar	18,886,578	Euro	13,817,594	12/15/08	1,299,121
U.S. Dollar	3,000,000	South Africa Rand	28,611,000	12/15/08	109,350
Chilean Peso	941,108,893	Mexican Peso	21,009,709	12/17/08	(159,758)
Euro	430,000	Romania Leu	1,573,585	12/17/08	16,174
India Rupee	74,538,245	Mexican Peso	21,009,709	12/17/08	(69,619)
Japanese Yen	466,077,000	U.S. Dollar	4,300,000	12/17/08	441,564
Norway Krone	6,673,055	Romania Leu	3,035,000	12/17/08	(22,850)
Perucian New sol	1,843,952	Mexican Peso	7,003,236	12/17/08	85,455
Poland Zloty	3,018,611	Romania Leu	3,035,000	12/17/08	78,549
Kazakhstan Tenge	477,670,000	U.S. Dollar	3,700,000	12/18/08	231,926
India Rupee	22,382,786	New Zealand Dollar	777,045	12/19/08	(1,128)
Singapore Dollar	20,322,000	U.S. Dollar	13,846,154	01/05/09	(109,504)
Singapore Dollar	6,830,213	U.S. Dollar	4,653,684	01/05/09	(36,804)
Switzerland Franc	11,879,649	South Korean Won	10,317,000,000	01/20/09	2,175,949
Switzerland Franc	4,200,504	U.S. Dollar	3,850,000	01/20/09	(222,372)
U.S. Dollar	1,942,466	Switzerland Franc	2,100,252	01/20/09	128,651
Switzerland Franc	5,473,064	South Korean Won	4,809,510,000	01/21/09	957,965
Singapore Dollar	40,981,750	U.S. Dollar	27,948,137	01/22/09	(218,653)
South Korean Won	2,800,000,000	U.S. Dollar	2,160,494	01/23/09	34,122
U.S. Dollar	4,521,656	South Korean Won	4,308,233,400	01/23/09	1,144,900
U.S. Dollar	8,151,016	United Kingdom Pound	5,074,720	01/27/09	20,327
U.S. Dollar	2,933,990	Euro	2,012,408	01/28/09	374,679
U.S. Dollar	1,156,042	Euro	795,969	01/29/09	143,777
U.S. Dollar	2,936,607	Euro	2,012,408	01/29/09	377,349
United Kingdom Pound	2,032,043	U.S. Dollar	3,305,728	02/03/09	(50,759)
Japanese Yen	519,990,250	U.S. Dollar	4,974,793	02/03/09	327,765
Singapore Dollar	13,861,000	U.S. Dollar	9,701,148	02/03/09	(316,623)
U.S. Dollar	1,182,069	Euro	805,993	02/04/09	157,141
Japanese Yen	419,410,000	U.S. Dollar	4,000,000	02/05/09	277,308
U.S. Dollar	6,531,991	Mexican Peso	73,912,746	02/09/09	935,026
Czechoslovakia Koruna	8,403,866	Romania Leu	1,280,960	02/12/09	12,734

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Czechoslovakia Koruna	10,531,628	Romania Leu	1,596,064	02/12/09	$19,064
Czechoslovakia Koruna	10,527,449	Romania Leu	1,598,119	02/12/09	18,151
Czechoslovakia Koruna	10,543,809	Romania Leu	1,599,146	02/12/09	18,670
Japanese Yen	565,913,178	U.S. Dollar	5,374,677	02/12/09	398,662
Vietnamese Dong	3,333,392,862	New Zealand Dollar	281,849	02/12/09	19,054
Switzerland Franc	1,103,390	U.S. Dollar	1,020,571	02/17/09	(67,247)
Czechoslovakia Koruna	14,695,200	Romania Leu	2,220,456	02/17/09	29,560
Japanese Yen	244,329,000	U.S. Dollar	2,300,000	02/17/09	193,195
Japanese Yen	320,604,000	U.S. Dollar	2,953,052	02/17/09	318,472
U.S. Dollar	1,834,162	Euro	1,269,712	02/19/09	219,886
Vietnamese Dong	4,454,642,124	New Zealand Dollar	376,161	02/20/09	25,902
Japanese Yen	79,520,604	Euro	517,150	02/23/09	154,228
Japanese Yen	79,662,303	Euro	517,150	02/23/09	155,674
Japanese Yen	158,746,433	Euro	1,034,300	02/23/09	305,446
Japanese Yen	159,439,414	Euro	1,034,300	02/23/09	312,520
U.S. Dollar	752,663	Euro	517,150	02/23/09	95,209
U.S. Dollar	751,486	Euro	517,150	02/23/09	94,032
U.S. Dollar	1,502,166	Euro	1,034,300	02/23/09	187,258
U.S. Dollar	1,503,872	Euro	1,034,300	02/23/09	188,964
Japanese Yen	159,241,345	Euro	1,034,300	02/25/09	310,690
Japanese Yen	79,664,372	Euro	517,150	02/25/09	155,791
Japanese Yen	79,651,443	Euro	517,150	02/25/09	155,659
U.S. Dollar	1,511,629	Euro	1,034,300	02/25/09	196,757
U.S. Dollar	980,000	South Korean Won	930,020,000	02/25/09	249,168
Japanese Yen	158,627,488	Euro	1,034,300	02/26/09	304,519
Kazakhstan Tenge	90,440,000	U.S. Dollar	700,000	02/26/09	27,672
U.S. Dollar	2,254,772	Euro	1,542,041	02/26/09	294,453
U.S. Dollar	1,513,481	Euro	1,034,300	02/26/09	198,627
U.S. Dollar	1,510,854	Euro	1,034,300	02/26/09	196,000
Czechoslovakia Koruna	10,279,679	Romanian Leu	1,586,615	02/27/09	10,504
Japanese Yen	160,673,334	Euro	1,034,300	02/27/09	325,501
Japanese Yen	80,202,208	Euro	517,150	02/27/09	161,378
Japanese Yen	80,159,801	Euro	517,150	02/27/09	160,945
Japanese Yen	80,641,785	Euro	517,150	02/27/09	165,865
Japanese Yen	80,616,445	Euro	517,150	02/27/09	165,607
Japanese Yen	80,613,342	Euro	517,150	02/27/09	165,575
Japanese Yen	160,783,486	Euro	1,034,300	02/27/09	326,625
Kazakhstan Tenge	270,408,600	U.S. Dollar	2,100,000	02/27/09	74,898
Kazakhstan Tenge	45,062,500	U.S. Dollar	350,000	02/27/09	12,438
Kazakhstan Tenge	90,452,457	U.S. Dollar	702,271	02/27/09	25,239
Kazakhstan Tenge	113,608,000	U.S. Dollar	880,000	02/27/09	33,750
Polish Zloty	10,787,400	Euro	3,000,000	02/27/09	59,690
Sweden Krona	84,036,600	Euro	9,000,000	02/27/09	(633,472)
U.S. Dollar	1,523,064	Euro	1,034,300	02/27/09	208,228
U.S. Dollar	1,524,041	Euro	1,034,300	02/27/09	209,205
U.S. Dollar	2,283,605	Euro	1,551,450	02/27/09	311,352
U.S. Dollar	764,141	Euro	517,150	02/27/09	106,723
U.S. Dollar	1,531,328	Euro	1,034,300	02/27/09	216,492
U.S. Dollar	5,682,952	Euro	3,812,015	02/27/09	836,995
U.S. Dollar	771,148	Euro	517,150	02/27/09	113,730
U.S. Dollar	1,519,335	Euro	1,034,300	02/27/09	204,499
U.S. Dollar	980,000	South Korean Won	928,363,800	02/27/09	250,368

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Kazakhstan Tenge	279,776,333	Mexican Peso	24,475,678	03/03/09	$402,225
U.S. Dollar	776,046	Euro	517,150	03/03/09	118,664
U.S. Dollar	774,329	Euro	517,150	03/03/09	116,947
U.S. Dollar	773,853	Euro	517,150	03/04/09	116,480
U.S. Dollar	774,458	Euro	517,150	03/04/09	117,085
U.S. Dollar	772,545	Euro	517,150	03/04/09	115,172
U.S. Dollar	980,000	South Korean Won	923,356,000	03/04/09	254,050
Japanese Yen	79,536,636	Euro	517,150	03/09/09	155,062
U.S. Dollar	778,880	Euro	517,150	03/09/09	121,552
Japanese Yen	59,457,459	Euro	387,863	03/10/09	114,340
U.S. Dollar	781,388	Euro	517,150	03/10/09	124,069
U.S. Dollar	790,265	Euro	517,150	03/17/09	133,009
Vietnamese Dong	6,292,694,000	Australian Dollar	451,987	03/23/09	47,231
Switzerland Franc	2,023,667	South Korean Won	1,960,000,000	03/27/09	205,868
Switzerland Franc	793,287	South Korean Won	766,923,500	04/01/09	81,642
Kazakhstan Tenge	44,996,633	Mexican Peso	3,953,593	04/01/09	61,475
U.S. Dollar	1,875,314	Mexican Peso	20,934,125	04/01/09	307,090
Switzerland Franc	1,016,749	South Korean Won	980,000,000	04/06/09	106,759
Japanese Yen	80,131,358	Euro	517,150	04/06/09	162,489
Japanese Yen	80,049,649	Euro	517,150	04/06/09	161,654
Japanese Yen	180,181,447	Euro	1,163,587	04/06/09	364,435
U.S. Dollar	2,234,703	United Kingdom Pound	1,150,000	04/07/09	396,314
U.S. Dollar	11,079,804	Mexican Peso	122,321,040	04/07/09	1,927,994
Japanese Yen	228,222,788	Euro	1,467,081	04/14/09	471,283
Malaysian Ringgit	22,100,000	United Kingdom Pound	3,649,334	04/14/09	414,101
Singapore Dollar	1,626,105	Euro	772,148	04/14/09	123,069
Singapore Dollar	3,100,646	Euro	1,467,081	04/14/09	241,331
Singapore Dollar	5,750,000	Euro	2,709,708	04/14/09	461,414
Singapore Dollar	2,017,201	United Kingdom Pound	771,178	04/14/09	137,030
Singapore Dollar	4,552,315	Euro	2,162,014	04/14/09	344,064
U.S. Dollar	2,263,310	Euro	1,467,081	04/14/09	399,489
U.S. Dollar	1,197,880	Euro	772,148	04/14/09	216,921
U.S. Dollar	1,197,702	Euro	772,148	04/14/09	216,744
Kazakhstan Tenge	259,167,457	U.S. Dollar	2,060,728	04/17/09	(12,474)
Sweden Krona	28,478,956	Euro	3,021,704	04/17/09	(178,743)
Singapore Dollar	1,607,967	Euro	772,148	04/17/09	110,926
Japanese Yen	360,208,250	Euro	2,303,755	04/20/09	760,088
Singapore Dollar	1,617,032	Euro	772,148	04/20/09	117,255
Singapore Dollar	3,232,212	Euro	1,544,296	04/20/09	233,251
Malaysia Ringgit	3,752,692	Euro	770,020	04/21/09	82,815
Singapore Dollar	806,365	Euro	385,010	04/24/09	58,633
Kazakhstan Tenge	287,977,622	U.S. Dollar	2,291,356	04/27/09	(17,046)
Malaysia Ringgit	3,465,966	United Kingdom Pound	576,792	04/27/09	58,657
Singapore Dollar	803,708	Euro	385,010	04/27/09	56,915
Malaysia Ringgit	1,162,274	United Kingdom Pound	192,264	04/30/09	21,576
Singapore Dollar	511,298	Euro	250,256	05/06/09	29,572
Malaysia Ringgit	1,158,717	United Kingdom Pound	192,264	05/07/09	20,667
Peruvian New Sol	1,800,229	U.S. Dollar	666,011	05/15/09	(95,170)
Peruvian New Sol	2,251,951	U.S. Dollar	832,514	05/19/09	(118,759)
Costa Rican Colon	944,784,000	U.S. Dollar	1,800,000	05/22/09	(185,150)
Costa Rican Colon	209,952,000	U.S. Dollar	400,000	05/22/09	(41,145)
Malaysia Ringgit	11,250,000	Euro	2,278,619	05/27/09	290,030

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Vietnamese Dong	1,763,453,000	Australian Dollar	123,819	05/29/09	$14,221
Vietnamese Dong	1,534,368,000	Australian Dollar	107,780	06/02/09	12,360
Malaysia Ringgit	1,929,757	Euro	393,206	06/09/09	46,985
Malaysia Ringgit	1,928,282	Euro	393,206	06/09/09	46,567
Malaysia Ringgit	1,948,788	Euro	393,206	06/09/09	52,374
Malaysia Ringgit	14,867,819	Euro	2,975,528	06/09/09	430,499
Malaysia Ringgit	4,891,974	Euro	983,015	06/10/09	136,642
U.S. Dollar	2,268,830	Euro	1,471,809	06/10/09	399,282
Malaysia Ringgit	831,309	Euro	166,585	06/12/09	23,821
Malaysia Ringgit	1,085,100	Euro	218,484	06/15/09	29,797
Malaysia Ringgit	2,143,944	Euro	433,120	06/16/09	57,065
Vietnamese Dong	6,496,087,000	Australian Dollar	455,860	06/22/09	52,960
Malaysia Ringgit	24,538,076	Euro	4,856,236	07/07/09	785,769
Singapore Dollar	992,482	Euro	480,121	07/13/09	66,256
U.S. Dollar	742,147	Euro	480,121	07/13/09	132,251
U.S. Dollar	742,315	Euro	480,121	07/13/09	132,419
Malaysia Ringgit	1,839,603	Euro	369,324	07/14/09	52,343
Singapore Dollar	993,980	Euro	480,121	07/14/09	67,302
Taiwan Dollar	21,990,550	Euro	480,121	07/14/09	66,031
Taiwan Dollar	3,397,790	Euro	73,865	07/14/09	10,608
U.S. Dollar	570,753	Euro	369,324	07/14/09	101,602
U.S. Dollar	915,363	Euro	590,919	07/14/09	164,719
Malaysia Ringgit	2,952,822	Euro	590,919	07/15/09	86,455
Malaysia Ringgit	1,222,475	Euro	243,754	07/15/09	36,920
Malaysia Ringgit	370,064	Euro	73,865	07/15/09	11,079
Singapore Dollar	308,509	Euro	147,730	07/15/09	22,534
Singapore Dollar	693,802	Euro	332,392	07/15/09	50,467
Taiwan Dollar	14,708,618	Euro	317,619	07/15/09	48,647
Taiwan Dollar	18,680,469	Euro	406,257	07/15/09	58,138
Taiwan Dollar	1,717,338	Euro	36,932	07/15/09	5,873
U.S. Dollar	520,011	Euro	332,392	07/15/09	97,773
U.S. Dollar	981,425	Euro	627,851	07/15/09	183,866
Malaysia Ringgit	1,182,076	Euro	236,368	07/16/09	34,860
Taiwan Dollar	4,787,929	Euro	103,411	07/16/09	15,815
Malaysia Ringgit	1,201,073	Euro	240,061	07/17/09	35,565
Singapore Dollar	498,799	Euro	240,061	07/17/09	34,920
Taiwan Dollar	11,131,268	Euro	240,061	07/17/09	37,231
U.S. Dollar	753,694	Euro	480,121	07/17/09	143,794
U.S. Dollar	575,130	Euro	369,324	07/22/09	105,973
Malaysia Ringgit	836,149	Euro	166,196	07/24/09	25,987
Singapore Dollar	499,365	Euro	240,061	07/24/09	35,393
Taiwan Dollar	12,093,193	Euro	262,220	07/24/09	38,742
U.S. Dollar	1,328,788	Euro	849,446	07/24/09	249,723
U.S. Dollar	1,312,938	Mexican Peso	13,903,361	07/31/09	291,452
Indonesian Rupiah	50,188,174,499	New Zealand Dollar	7,451,513	08/04/09	73,498
U.S. Dollar	769,046	Mexican Peso	8,151,120	08/04/09	170,527
Russian Ruble	29,358,047	New Zealand Dollar	1,749,586	08/12/09	(63,995)
Russian Ruble	14,292,762	New Zealand Dollar	854,013	08/14/09	(32,532)
Vietnamese Dong	9,777,690,661	New Zealand Dollar	806,840	08/14/09	56,315
Chinese Yuan	2,574,000	Euro	268,125	09/18/09	26,724
Chinese Yuan	6,409,000	Euro	670,240	09/23/09	63,059
Chinese Yuan	9,626,900	Euro	1,005,350	09/23/09	96,513

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Chinese Yuan	7,155,000	Euro	737,287	09/24/09	$84,304
Russian Ruble	19,936,834	Australian Dollar	948,558	09/24/09	5,545
Russian Ruble	28,785,750	Australian Dollar	1,369,404	09/24/09	8,117
Russian Ruble	26,840,111	Australian Dollar	1,290,113	09/28/09	(1,606)
Vietnamese Dong	4,665,281,624	Australian Dollar	378,842	10/07/09	(7,922)
Chinese Yuan	1,540,249	Australian Dollar	332,789	10/13/09	8,775
Chinese Yuan	6,301,191	Euro	668,632	10/15/09	49,140
Japanese Yen	220,290,291	Euro	1,688,825	10/15/09	129,665
Chinese Yuan	6,331,922	Euro	677,186	10/16/09	42,630
Chinese Yuan	2,595,971	Australian Dollar	551,242	10/19/09	11,806
Chinese Yuan	8,487,104	Euro	911,379	10/19/09	52,331
Chinese Yuan	5,244,000	U.S. Dollar	757,530	10/21/09	(9,800)
Russian Ruble	15,779,000	U.S. Dollar	471,719	10/27/09	18,025

					$55,655,631

E. Swap Agreements. The Global Small & Mid Cap Fund, Global Opportunities Fund, Real Return Fund and Fixed Income Fund may enter into swap agreements, which are agreements to exchange the return generated by one security, currency, commodity or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Payments received or made by the Fund at the expiration or other termination of the swap agreements are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value are recorded as unrealized appreciation/ depreciation. Gains or losses are realized upon the termination of the swap agreement. Upfront payments made and/or received by a fund, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the conteract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on termination date. The Global Opportunities Fund has an upfront payment asset balance of $270,000 as of October 31, 2008. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements.” See Note 2 section M for collateral on swap agreements.

The primary difference in risks associated with OTC contracts and exchange-traded contracts is credit and liquidity risks. OTC contracts contain credit risk for unrealized gains from various counterparties for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges ensure that their contracts are always honored.

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statement of Operations, and the interest expense is included in the Fund’s overall expense ratio.

F. Options. The Funds may purchase and write (sell) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates.

A summary of the Global Opportunities Fund written option transactions for the period is as follows:

	Number of Options Contracts	Premiums Received

Global Opportunities Fund:
Contracts outstanding at October 31, 2007	—	$—
Options written	85,048	44,123,792
Options terminated in closing purchase transactions	(62,398)	(20,816,210)
Options expired	(6,287)	(1,370,048)
Options exercised	(5,911)	(1,367,780)

Contracts outstanding at October 31, 2008	10,452	$20,569,754

A summary of the Real Return Fund written option transactions for the period is as follows:

	Number of Options Contracts	Premiums Received

Real Return Fund:
Contracts outstanding at October 31, 2007	82,024	$8,762,080,744
Options written	7,446,586	18,296,991,372
Options terminated in closing purchase transactions	(3,111,819)	(27,038,189,610)
Options expired	(4,416,791)	(20,882,506)

Contracts outstanding at October 31, 2008	—	$—

G. Collectibles. The Real Return Fund may invest in Collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The values of the collectible coins held by the Real Return Fund are appraised on a quarterly basis by an independent professional coin appraiser who uses market auction data to determine each coin’s current value. Between these quarterly appraisals, each coin is valued weekly via information in the Coin Dealer Newsletter based on the price movement of a basket of like coins identified by the Advisor. The Real Return Fund does not currently intend to invest more than 5% of its total assets in Collectibles. As of October 31, 2008, the Real Return Fund held $54,851,012, or 4% of net assets, in Collectibles.

H. Inflation-Protected Securities. The Global Small & Mid Cap Fund, Global Opportunities Fund, Real Return Fund, Fixed Income Fund and Municipal Bond Fund may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

I. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed

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NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

delivery securities involve risk that the security the Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

J. Loan Participations and Assignments. The Global Opportunities Fund, Real Return Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the LIBOR, the CD rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any NRSRO. Loans that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Global Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Global Opportunities Fund’s investments in loans are expected in most instances to be in the form of assignments.

K. Structured Notes. The Global Opportunities Fund may purchase structured notes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. Because structured notes typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Further, in the case of certain structured notes, a decline or increase in the value of the underlying instruments may cause the interest rate to be reduced to zero, and any further declines or increases in the underlying instruments may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the underlying instruments decreases. These securities may be less liquid than other types of securities, and may be more volatile than their underlying instruments. In addition, structured notes typically are sold in private placement transactions and may have a limited trading market Structured notes are valued daily via broker quotes and reviewed quarterly by the Fund’s Pricing Committee.

L. Credit Enhancement. Certain obligations held by the Funds have credit enchancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance (i.e., AMBAC and MBIA).

M. Letter of Credit. The Real Return Fund has $100,000,000 in the form of an irrevocable standby letter of credit (“Letter of Credit”) issued by Banco Santander S.A. (“BSSA”) as collateral for its swap agreements. The Letter of Credit expires on April 18, 2009 but shall be automatically extended without amendment for periods of one year from the current or each future expiration date unless at least ninety days prior to such expiration, BSSA notifies the Real Return Fund in writing that they elect not to so renew such Letter of Credit.

N. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. The Fund intends to limit the purchase of restricted securities which have not been determined by the Adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

O. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

the Funds are informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Funds and includes where applicable, the amortization of premiums and accretion of discounts.

P. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid semi-annually for the Global Opportunities Fund, Real Return Fund, Fixed Income Fund and Municipal Bond Fund and at least annually for the U.S. Large Cap Fund, Global Small & Mid Cap Fund and Non-U.S. Large Cap Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

Q. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another basis.

R. Recent Accounting Pronouncements. In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements reported on the statements of operations for a fiscal period.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

In the normal course of trading activities, the Global Opportunities Fund trades and holds certain derivative contacts, which constitute guarantees under FASB Interpretation 45, “Guarantors’ Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” Such contracts include written put options, where the fund would be obligated to purchase securities at specified prices, i.e. the options are exercised by the counterparties. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At October 31, 2008, the Global Opportunities Fund had a maximum payout amount of $275,000,000 relating to written put options on the S&P 500 Index, which expire in 2 months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. Additionally, this written put option is hedged with two purchased put options for which the Global Opportunities Fund would be the recipient of $275,000,000, if exercised. The fair value of written put option as of October 31, 2008 is $(81,620,000) and is included as a liability in written option contracts, at value on the Statements of Assets and Liabilities. The fair value of purchased put options as of October 31, 2008 is $81,170,000 and is included as an asset Investments, at value on the Statements of Assets and Liabilities.

3.	Investment Advisory Fee, Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion

U.S. Large Cap Fund	0.70%	0.65%	0.60%
Non-U.S. Large Cap Fund	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

Average net assets

Global Small & Mid Cap Fund	0.85%
Real Return Fund	0.85%

	First $1.25 billion of average net assets	Second $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion

Global Opportunities Fund	1.10%	1.05%	1.00%

BIM has retained Dimensional Fund Advisors LP (“Dimensional”) and Champlain Investment Partners, LLC (“Champlain”) as sub-advisers to each manage a segment of the Global Small & Mid Cap Fund. Dimensional and Champlain are paid for their services directly by BIM.

BIM has retained T. Rowe Price International, Inc. (“T. Rowe Price International”), Franklin Advisers, Inc. (“Franklin”) and Shenkman Capital Management, Inc. (“SCM”) as sub-advisers to each manage a segment of the Global Opportunities Fund. T. Rowe Price International, Franklin and SCM are paid for their services directly by BIM.

B. Administration, Fund Accounting, and Transfer Agent Fees. PNC Global Investment Servicing (U.S.) Inc.(“PNC”) (formerly known as PFPC Inc. ) acts as administrator, fund accounting agent and transfer agent for the Corporation pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain officers of the Funds are also affiliates of PNC.

C. Underwriting, Distribution and Shareholder Servicing Fees. The Corporation has entered into an Underwriting Agreement with PFPC Distributors, Inc. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). Under the plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. For these services, each Fund pays a maximum annual fee of up to 0.15% of its average daily net assets. Bessemer has contractually committed through October 31, 2010 to waive its shareholder servicing fee for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.05%. For the period ended October 31, 2008, the Fixed Income Fund and Municipal Bond Fund waived shareholder servicing fees of $156,834 and $197,302, respectively.

D. Board of Directors’ Fees. Each member of the Board receives from the Funds a total annual retainer of $82,500 (plus $25,000 for serving as the Board’s Chairman, $5,000 for serving as the Board’s Vice Chairman, $15,000 for serving as the Audit Committee Chairman, $12,500 for serving as a member of the Pricing Committee and $7,500 each for serving as the Nominating Committee Chairman and the Governance Committee Chairman) and receives for attendance at Board and committee meetings the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic

Regular Board Meeting	$7,500	$3,750
Special Board Meeting	4,000	2,000
Audit Committee Meeting	4,000	2,000
Nominating Committee Meeting	4,000	2,000
Governance Committee Meeting	4,000	2,000

Each member of the Board is reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board and any Board committee. Officers or employees of BIM and PNC do not receive compensation from the Funds. Fees are paid at the corporation and allocated to the Funds on a pro rata basis based on net assets.

E. Custody Fees. The U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Fixed Income Fund and Municipal Bond Fund have each retained Bessemer Trust Company (“BTCO”), a wholly-owned subsidiary of The Bessemer Group, Incorporated, to serve as their custodian and the Real Return Fund and the Global Small & Mid Cap Fund have retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody Agreement, BTCO is responsible for maintaining the books and records of the Funds’ securities and cash, except for the Real Return Fund for which BTCO is only responsible for the coins or bullions or other forms of precious metals held by the Real Return Fund. BTCO is responsible for the assets of the Global Small & Mid Cap Fund which are managed by BIM. For providing these services, BTCO receives a fee from each Fund which is accrued

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

daily and paid monthly at an annual rate of 0.10% (0.15% for the Non-U.S. Large Cap Fund and 0.10% for the Global Small & Mid Cap Fund) of the average daily net assets of each Fund. In addition, BTCO receives from the Real Return Fund any transaction costs related to the Real Return Fund’s investments in coins or bullions or other forms of precious metals. The Global Opportunities Fund has retained Citibank, N.A. (“Citibank”) to serve as the Fund’s custodian and the Global Small & Mid Cap Fund and Real Return Fund have retained Citibank to serve as their co-custodian. Citibank is responsible for maintaining the books and records of the Funds’ securities and cash, excluding coins or bullions or other forms of precious metals held by the Real Return Fund and assets of the Global Small & Mid Cap Fund managed by BIM. For providing these services, Citibank receives a fee from each Fund calculated and paid monthly based on safekeeping and transaction fees that vary by country.

F. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. BIM has contractually committed through October 31, 2010 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios of the U.S. Large Cap Fund at 1.00%, the Non-U.S. Large Cap Fund at 1.05%, the Global Opportunities Fund at 1.35%, the Fixed Income Fund at 0.70% and the Municipal Bond Fund at 0.70%. Any waiver amounts are disclosed in the Statements of Operations. The adviser waived $112,254 for the U.S Large Cap Fund, $91,242 for the Non-U.S. Large Cap Fund, $86,750 for the Global Small & Mid Cap Fund, $156,283 for the Global Opportunities Fund, $23,802 for the Fixed Income Fund and $16,605 for the Municipal Bond Fund. The Fixed Income Fund and Municipal Bond Fund also had shareholder servicing fee waivers of $156,834 and $197,308, respectively.

G. Related Party Capital Transaction. The Old Westbury Mid Cap Equity Fund (“Mid Cap Equity Fund”) liquidated on October 17, 2008, resulting in a taxable event to shareholders. On October 3, 2008, the assets of clients of Bessemer and its affiliates which represented over 98% of the assets of Mid Cap Equity Fund, along with other assets in seperately managed and fiduciary accounts of Bessemer and its affiliates, were used to purchase shares of the Global Small & Mid Cap Fund.

4.        Securities Transactions:

Investment transactions for the period ended October 31, 2008, excluding short-term investments and U.S. Government securities, were as follows:

	Purchases	Sales

U.S. Large Cap Fund	$387,583,806	$399,903,916
Non-U.S. Large Cap Fund	1,139,887,387	1,143,053,151
Global Small & Mid Cap Fund	748,966,493	296,018,035
Global Opportunities Fund	3,301,393,538	1,666,341,717
Real Return Fund	1,514,334,565	699,148,575
Fixed Income Fund	65,040,660	45,755,072
Municipal Bond Fund	159,492,456	89,802,127

Purchase and sales of U.S. Government Securities during the period ended October 31, 2008 were as follows:

	Purchases	Sales

Real Return Fund	$526,042,879	$652,691,004
Fixed Income Fund	15,099,662	10,477,032

5.        Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from paydowns, reclass of distributions non-deductible expenses and the tax treatment of foreign currency gains/losses. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options. Permanent differences as of October 31, 2008, were as follows:

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Net Realized Gains	Decrease Paid-in-Capital

U.S. Large Cap Fund	$(1,270,366)	$1,270,366	$—
Non-U.S Large Cap Fund	9,860,473	(9,860,473)	—
Global Small & Mid Cap Fund	(1,119,268)	1,147,784	(28,516)
Global Opportunities Fund	1,436,531	(1,418,898)	(17,633)
Real Return Fund	7,372,268	(6,517,788)	(854,480)
Fixed income Fund	232,167	(232,167)	—

The Funds may be subject to taxes imposed by other countries in which it invests. Such taxes are generally based on income earned as well as capital gains realized. These taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in Thailand on gains realized upon sale of Thailand securities, payable upon repatriation of sales proceeds. The Funds may accrue a deferred tax liability for unrealized gains on Thailand securities based on existing tax rates and holding periods of the securities. As of October 31, 2008, the Global Small & Mid Cap Fund has recorded a payable of $893 in the Statement of Assets and Liabilities as an estimate for potential future Thailand capital gain taxes.

The tax character of distributions from the Funds during the year ended October 31, 2008 was as follows (amounts in thousands):

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Distributions paid from:
Ordinary Income	$4,164	$36,907	$10,374	$1,656	$19,371	$6,202	$108
Net Long Term Capital Gains	21,357	188,738	62,646	—	137,643	133	—

Total Taxable Distributions	25,521	225,645	73,020	1,656	157,014	6,335	108
Tax Exempt Distributions	—	—	—	—	—	—	5,648

Total Distributions Paid	$25,521	$225,645	$73,020	$1,656	$157,014	$6,335	$5,756

The tax character of distributions from the Funds during the year ended October 31, 2007 was as follows (amounts in thousands):

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Distributions paid from:
Ordinary Income	$1,621	$22,499	$9,083	$44,184	$5,037	$—
Net Long Term Capital Gains	—	106,837	18,240	92,989	—	—

Total Taxable Distributions	1,621	129,336	27,323	137,173	5,037	—
Tax Exempt Distributions	—	—	—	—	—	4,374

Total Distributions Paid	$1,621	$129,336	$27,323	$137,173	$5,037	$4,374

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain recognition.

The Funds adopted the provisions of FASB Interpretation No. 48, (“FIN48”) “Accounting for Uncertainty in Income Taxes” on April 29, 2008. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the net asset value of the Funds at the beginning of the day. As of October 31, 2008, the Funds did not have a liability for any uncertain tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

As of October 31, 2008 the components of accumulated earnings/(defecits) on a tax basis were as follows (amounts in thousands):

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Undistributed Tax Exempt Income	$—	$—	$—	$—	$—	$—	$2,583
Undistributed Ordinary Income	60	39,314	5,590	85,476	29,600	2,636	—
Undistributed Realized Capital Gains	—	—	—	—	—	1,624	—

Accumulated Earnings	60	39,314	5,590	85,476	29,600	4,260	2,583
Accumulated Capital Loss Carryforwards	—	(187,358)	—	(123,870)	—	—	(1,848)
Unrealized Appreciation/ Depreciation	(85,401)	(382,273)	(224,068)	(496,389)	(529,505)	1,681	(6,099)
Other Temporary Differences	—	—	—	(152)	—	—	—

Total Accumulated Earnings/(Defecits)	$(85,341)	$(530,317)	$(218,478)	$(534,935)	$(499,905)	$5,941	$(5,364)

At October 31, 2008, the following Funds had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

	2014	2015	2016

Non-U.S. Large Cap Fund	$—	$—	$187,357,824
Global Opportunities Fund	—	—	123,869,796
Municipal Bond Fund	22,373	101,465	1,723,839

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

6.        Subsequent Events-Distributions (Unaudited):

The following information summarizes per share distributions paid by each of the following Funds:

		Record Date	Net Income Per Share	Capital Gains Per Share

	Pay Date			Long-Term	Short-Term

U.S. Large Cap Fund	12/12/08	12/08/08	$0.04042	—	—
Non-U.S. Large Cap Fund	12/11/08	12/05/08	0.20159	—	—
Global Small & Mid Cap Fund	12/12/08	12/08/08	0.02707	—	—
Global Opportunities Fund	12/18/08	12/12/08	0.54862	—	—
Real Return Fund	12/19/08	12/15/08	0.20948	—	—
Fixed Income Fund	12/11/08	12/05/08	0.22080	$0.10361	$0.02256
Municipal Bond Fund	12/11/08	12/05/08	0.17887	—	—

7.        Additional Tax Information (Unaudited)

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2008, as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:

U.S. Large Cap Fund	100.00%
Non-U.S. Large Cap Fund	100.00%
Global Small & Mid Cap Fund	100.00%
Global Opportunities Fund	15.56%
Real Return Fund	23.45%

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2008, as Qualified Interest Income as defined in the Internal Revenue Code as follows:

U.S. Large Cap Fund	4.71%
Global Small & Mid Cap Fund	7.40%
Global Opportunities Fund	17.98%
Real Return Fund	14.59%
Fixed Income Fund	66.73%
Municipal Bond Fund	100.00%

Qualified Short-Term Gain (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2008, as Qualified Short-Term Gain as defined in the Internal Revenue Code as follows:

Non-U.S. Large Cap Fund	100.00%
Global Small & Mid Cap Fund	100.00%
Fixed Income Fund	100.00%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualifies for the dividends received deduction available to corporations:

U.S. Large Cap Fund	100.00%
Global Small & Mid Cap Fund	38.17%
Global Opportunities Fund	6.33%
Real Return Fund	5.05%

Long-Term Capital Gain Dividends (Unaudited)

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended October 31, 2008 as follows:

U.S. Large Cap Fund	$21,357,293
Non-U.S. Large Cap Fund	188,737,718
Global Small & Mid Cap Fund	62,646,516
Real Return Fund	137,642,579
Fixed Income Fund	132,667

Foreign Taxes Paid (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the fiscal year ended October 31, 2008 as follows:

	Foreign Dividend Income	Foreign Taxes Paid

Non-U.S. Large Cap Fund	$54,937,183	$3,491,579

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2008

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2008 which was derived from U.S. Treasury securities were as follows:

U.S. Large Cap Fund	6.89%
Global Small & Mid Cap Fund	29.66%
Global Opportunities Fund	94.20%
Real Return Fund	48.27%
Fixed Income Fund	85.65%

Tax Exempt Distributions (Unaudited)

The Municipal Bond Fund designates $5,647,462 as tax-exempt dividends paid for the fiscal year ended October 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (comprising, respectively, U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Real Return Fund, Fixed Income Fund, and Municipal Bond Fund (collectively the “Funds”), including the portfolios of investments of U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Opportunities Fund, Real Return Fund, Fixed Income Fund, Municipal Bond Fund and the summary portfolio of investments of Global Small & Mid Cap Fund, as of October 31, 2008, and the related statements of operations and the statement of changes in net assets for each of the periods indicated and financial highlights of U. S. Large Cap, Non-U.S. Large Cap, Global Small & Mid Cap, Real Return, Fixed Income and Municipal Bond for each of the three years in the period then ended and the financial highlights for Global Opportunities Fund for the period from November 28, 2007 to October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2005, were audited by other auditors whose report, dated December 29, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2008, 2007, and 2006 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Old Westbury Funds, Inc. at October 31, 2008, the results of their operations, and the changes in their net assets and the financial highlights for the indicated periods then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2008

OLD WESTBURY FUNDS, INC.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED)

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director

Independent Directors

Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Year of Birth: 1929	Chairperson & Director	Indefinite; 15 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	7	0

Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Year of Birth: 1935	Vice Chairperson & Director	Indefinite; 10 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	7	4[2]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Year of Birth: 1945	Director	Indefinite; 4 Years	Retired. Special Advisor for Alumni Relations (2004-2005), Treasurer (1989-2003), Controller (1984-2003), Columbia University.	7	1[3]

John R. Whitmore 630 Fifth Avenue New York, NY 10111 Year of Birth: 1933	Director	Indefinite; 9 Years	Senior Advisor (2003 to 2006), Consultant (1999-2002) Bessemer Trust Company, N.A.	7	5[4]

Interested Director

Stephen M. Watson[5] 630 Fifth Avenue New York, NY 10111 Year of Birth: 1957	Director	Indefinite; 1 Year	Managing Director of Bessemer Trust Company, N.A.	7	0

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]	Mr. Beard serves as Director of Cambridge Solutions, Huntsworth PLC., Marc USA Corp., and One to One Interactive, Inc.

[3]	Ms. Francy serves as Director of Siebert Financial Corp.

[4]

Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc. and Chevy Chase Trust Company. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc. On May 14, 2007, Mr. Whitmore was deemed an Independent Director. Previously, Mr. Whitmore served as an Interested Director by virtue of his position as Senior Advisor of Bessemer Trust Company, N.A.

[5]

Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, Bessemer Investment Management LLC or Bessemer Turst Company, N.A. are referred to as Interested Directors. Mr. Watson is deemed an Interested Director by virtue of his position as Managing Director of Bessemer Trust Company, N.A.

OLD WESTBURY FUNDS, INC.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Officers. The table below sets forth certain information wih respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Marc D. Stern 630 Fifth Avenue New York, NY 10111 Year of Birth: 1962	President	Indefinite; 4 Years

Senior Managing Director and Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (Since 2004); Head of Wealth Management Group, Bernstein Investment Research & Management (1995 to 2004).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Year of Birth: 1953	Chief Legal Officer	Indefinite; 6 Years

Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007); Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (2000- 2006).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Year of Birth: 1958	Vice President & Chief Compliance Officer	Indefinite; 6 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).

Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Year of Birth: 1962	Vice President & Assistant Treasurer	Indefinite; 6 Years	Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).

Deborah J. Ferris 630 Fifth Avenue New York, NY 10111 Year of Birth: 1945	AML Compliance Officer, Vice President & Assistant Secretary	Indefinite; 5 Years	Principal and Director of Compliance, Bessemer Trust Company, N.A. (Since 2003).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Year of Birth: 1970	Treasurer	Indefinite; 2 Years

Vice President and Senior Director of Fund Accounting & Administration, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (Since 2007); Vice President and Director of Fund Accounting and Administration, PNC (2000-2006).

OLD WESTBURY FUNDS, INC.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Year of Birth: 1967	Secretary	Indefinite; 2 Years	Vice President and Counsel, PNC (Since 2008); Vice President and Associate Counsel (2003-2007).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Year of Birth: 1970	Assistant Treasurer	Indefinite; 2 Years	Sr. Manager of NAV Operations (Since 2008); Sr. Manager of Fund Accounting & Administration, PNC (2005-2008); Manager, Fund Accounting & Administration, PNC (1998-2005).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Year of Birth: 1969	Assistant Secretary	Indefinite; 7 Months	Assistant Vice President and Manager, PNC (Since 2008); Sr. Regulatory Administrator, PNC (2007-2008); Regulatory Administrator, PNC (2004-2007).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

ADDITIONAL INFORMATION

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-Q:

The Funds provide a complete list of the Funds’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Schedule of Investments appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the Schedule of Investments with the SEC on Form N-Q. Shareholders can obtain the Funds’ Form N-Q (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov. The Fund’s N-Q may be reviewed or copied at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

OLD WESTBURY FUNDS, INC.
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a meeting held on May 14, 2008, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement defined below (“Independent Directors”), approved the continuation of the following investment advisory and sub-advisory agreements (collectively, “the Agreements”): (1) an amended and restated investment advisory agreement between Bessemer Investment Management LLC (“BIM” or “Adviser”) and the Corporation on behalf of each Fund, (2) a sub-advisory agreement among BIM, Bessemer Group (UK) (“BGUK”) and the Corporation on behalf of the Old Westbury Non-U.S. Large Cap Fund (“Non-U.S. Large Cap Fund”) (formerly, the Old Westbury International Fund), (3) a sub-advisory agreement among BIM, Dimensional Fund Advisors Inc. (“Dimensional”) and the Corporation on behalf of the Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”) (formerly, the Old Westbury Global Small Cap Fund), and (4) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Global Small & Mid Cap Fund. The following summary details the materials and factors that the Board considered, and the conclusions that the Board reached, in approving the continuance of these Agreements.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by BIM, particularly the qualifications and capabilities of the portfolio managers and other personnel responsible for providing services to the Funds. The Directors noted that, in addition to managing the investment program of the Funds, the Adviser and its affiliates also provided, at their expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services, including valuation of the Funds’ portfolios of investments, yield calculations, reports and filings with regulatory authorities and services related to such functions. The Directors also considered that the Adviser (or its affiliates) paid for all compensation of officers of the Corporation that are also employees of the Adviser (or its affiliates), and that the Adviser keeps the Directors informed of important developments affecting each Fund and pays the costs of certain clerical and administrative services involved in the management and administration of the Funds. The Directors evaluated these factors based on their direct experience with the Adviser, and in consultation with Fund Counsel and Counsel for the Independent Directors. In addition, the Board focused on BIM’s long-standing relationship with the Corporation. The Board also discussed BIM’s effectiveness in ensuring that the portfolios of the Corporation are in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations and discussed the benefits of engaging BIM to provide these services to the Funds. The Board also considered the qualifications, experience and responsibilities of the portfolios managers for each Fund.

With respect to the Non-U.S. Large Cap Fund, the Board considered the scope and quality of services provided by BGUK, including the fact that BGUK pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services.

With respect to the Global Small & Mid Cap Fund, the Board considered the scope and quality of services provided by Dimensional and Champlain, including the fact that both Dimensional and Champlain pay the costs of all necessary investment and management facilities necessary for the conduct of their respective services.

Based on these factors, as well as those discussed below, the Directors concluded that the nature, quality and extent of services provided by the Adviser and Sub-Advisers have been and continue to be satisfactory and that the advisory fees paid for such services are appropriate.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of the Funds and a select group of other funds that have similar investment objectives, distribution and shareholder servicing arrangements and that are of comparable size and nature (the “Peer Group”). The Directors reviewed performance over long, intermediate and short-term periods and compared the Funds’ performance to their respective Peer Group over these time periods. The Directors noted that the performance of many of the Funds was good relative to the Funds’ Peer Group. The Directors also discussed the relative underperformance of the Non-U.S. Large Cap Fund, the recent efforts by the Adviser to improve the performance of this Fund and the commitments by the Adviser to continue to focus attention and resources on this Fund to improve its performance. The Board also discussed the strong performance of the Old Westbury Fixed Income Fund (“Fixed Income Fund”) and Old Westbury Municipal Bond Fund (“Municipal Bond Fund”) and the Adviser’s efforts in avoiding recent credit issues within those Funds. The Board also took into account various actions the Adviser had taken in an effort to enhance the performance of the Funds.

OLD WESTBURY FUNDS, INC.
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (Continued)

(3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Directors’ consideration of the level of the advisory fees, the Directors considered a number of factors. With respect to each of the Funds, the Board’s analysis of each Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to their respective Peer Group. The Board noted that each Fund’s advisory fee and expense ratio were generally in line with those of their Peer Group. The Board also noted the advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the sub-advisory agreements with BGUK, Dimensional and Champlain, the Board noted that the Sub-Advisers’ fees were paid entirely by BIM so that no additional expenses would be borne by shareholders for the engagement of these Sub-Advisers. Based on this analysis as well as other factors described in this section, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts of Bessemer and its affiliates, the Board, including all of the Independent Directors, concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and Sub-Advisers.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Directors considered the information provided by BIM relating to economies of scale. In this regard, the Directors noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to the Old Westbury U.S. Large Cap Fund (formerly, the Old Westbury Large Cap Equity Fund), Non-U.S. Large Cap Fund, Fixed Income Fund and Municipal Bond Fund, and at $1.25 billion and $2.5 billion for the Old Westbury Global Opportunities Fund (“Global Opportunities Fund”). The Directors also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis.

With respect to the Global Small & Mid Cap Fund and Old Westbury Real Return Fund (“Real Return Fund”), the Board took note of the increasing size of each Fund and considered information previously provided by BIM that indicated that economies of scale should improve as additional assets are allocated to those Funds. For the Global Opportunities Fund, the Board took into account the newness of the Fund in noting that the economies of scale should improve as the Fund’s assets increase. In this regard, the Board determined that it would continue to monitor closely whether breakpoints would be appropriate should these Funds continue to grow in size.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Directors also discussed other benefits received by the Adviser and its affiliates from its management of the Funds, including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of BIM for other services including shareholder servicing and custody. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Conclusion:

The Board of Directors, including all of the Independent Directors, concluded that the fees payable under the investment advisory and sub-advisory agreements were fair and reasonable with respect to the services that BIM and each Sub-Adviser provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

At a meeting held on July 17, 2008, the Board of Directors approved the termination of the investment sub-advisory agreement with BGUK.

OLD WESTBURY FUNDS, INC.
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (Continued)

At a meeting held on September 23, 2008, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement defined below (“Independent Directors”), approved a new investment sub-advisory agreement among Bessemer Investment Management LLC (“BIM”), Shenkman Capital Management, Inc. (“Shenkman”) and the Corporation on behalf of the Old Westbury Global Opportunities Fund (“Global Opportunities Fund”). The following summary details the materials and factors that the Board considered, and the conclusions that the Board reached, in approving the investment sub-advisory agreement.

(1) The nature, extent and quality of services to be provided by Shenkman.

The Directors considered the scope and quality of services to be provided by Shenkman, including the fact that Shenkman pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services. The Directors also considered the qualifications and experience of the portfolio managers responsible for managing Shenkman’s portion of the Global Opportunities Fund. Based on these factors, as well as those discussed below, the Directors concluded that the nature, quality and extent of services to be provided by Shenkman will be satisfactory and that the proposed advisory fees for such services are appropriate

(2) The performance of Shenkman.

The Directors considered comparative performance data of other portfolios managed by Shenkman. The Directors noted that Shenkman’s high yield bond composite’s 10 year return had outperformed the Merrill Lynch High Yield Master II Index and the Credit Suisse High Yield Index.

(3) The cost of the advisory services.

The Directors considered comparative fee information of other portfolios managed by Shenkman. The Directors noted that Shenkman’s fees would be paid entirely by BIM so that no additional expenses would be borne by shareholders for the engagement of Shenkman. Based on this analysis as well as other factors described in this section the Directors, including all of the Independent Directors, concluded that Shenkman’s sub-advisory fees are fair and reasonable in light of the quality of services to be provided by Shenkman.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Directors considered that the sub-advisory fee was paid entirely by the Adviser and that the advisory fee contained breakpoints designed to allow economies of scale to be shared with shareholders. The Directors also considered that the proposed sub-advisory fee also contained breakpoints.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Directors also discussed whether there were other benefits received by the Adviser, the proposed Sub-Adviser, or their affiliates, from the Sub-Adviser’s relationship with the Fund. The Directors concluded that any fall-out benefits resulting from the proposed engagement of Shenkman were such that it did not impact the Directors conclusion that the proposed sub-advisory fee was reasonable.

Conclusion:

The Directors, including all of the Independent Directors, concluded that the fees to be paid to Shenkman under the investment sub-advisory agreement were fair and reasonable with respect to the services that Shenkman will provide, in light of the factors described above that the Directors deemed relevant. The Directors based their decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Directors were also assisted by the advice of independent counsel in making this determination.

OLD WESTBURY FUNDS, INC.
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (Continued)

At a meeting held on September 23, 2008, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement defined below (“Independent Directors”), approved a new investment sub-advisory agreement among Bessemer Investment Management LLC (“BIM”), Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”).

During the period of this report, Champlain’s employees purchased additional equity in Champlain and these additional purchases resulted in a change of control of Champlain. Under the 1940 Act, a change in control of an adviser results in an assignment of the investment advisory agreement. The investment sub-advisory agreement with Champlain automatically terminated upon the assignment. With the exception of the fee schedule, the terms and conditions of the new investment sub-advisory agreement are identical to the terms and conditions of the previous investment sub-advisory agreement with Champlain which the Board last reviewed and approved at its Board Meeting held on May 14, 2008. The investment sub-advisory agreement’s fee schedule was modified in light of the expansion of the Global Small & Mid Cap Fund’s investment strategies. The Directors, including all of the Independent Directors, concluded that the fees to be paid to Champlain under the investment sub-advisory agreement were fair and reasonable with respect to the services that Champlain provides to the Global Small & Mid Cap Fund. The Directors also took into consideration their evaluation of the factors considered during its Board Meetings held on May 14, 2008 which are also discussed in this report. The Directors based their decision on an evaluation of the factors as a whole and did not consider any one factor as all-important or controlling. The Directors were also assisted by the advice of independent counsel in making this determination.

Investment Adviser:
Bessemer Investment Management LLC
630 Fifth Avenue
New York, NY 10111
(212) 708-9100

Distributor:
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Transfer Agent:
PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodians:
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Citibank, N.A.
111 Wall Street
New York, NY 10005

Administrator:
PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Shareholder Servicing Agent:
Bessemer Trust Company, N.A.
630 Fifth Avenue
New York, NY 10111
(212) 708-9100

Independent Registered Public Accounting Firm:
Ernst & Young LLP
5 Times Square
New York, NY 10036

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Cusip 680414307
Cusip 680414604
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414703
Cusip 680414802
(A21-AR2008)
(12/08)

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 12 (a)(1).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee and those persons (Eugene P. Beard and Patricia L. Francy) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $373,750 in 2008 and $222,560 in 2007.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $11,200 in 2008 and $5,350 in 2007. Fees for both 2008 and 2007 relate to the review of financial statement data incorporated in the Funds annual N-1A filing.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $61,725 in 2008 and $44,500 in 2007. Fees for both 2008 and 2007 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $28,000 in 2008 and $26,750 in 2007. Fees for both 2008 and 2007 relate to the review of holdings for the Funds affiliated custodian under Rule 17f-2.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its Charter, the Registrant’s Audit Committee must approve all audit and non-audit services to be provided to the Registrant. This includes services rendered to the adviser and any entity controlling, controlled by or under common control with the adviser that provides on-going services to the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2008 and $0 in 2007.

(h)

The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)

The Schedule of Investments in securities of unaffiliated issuers as of the close of reporting period for the Old Westbury Global Small & Mid Cap Fund is listed below. The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Global Opportunities Fund, Old Westbury Real Return Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund are included as part of the report to shareholders filed under Item 1 of this form.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2008

Shares		Value

COMMON STOCKS — 29.6%
AUSTRALIA — 0.4%
34,795	ABB Grain Ltd.	$190,765
139,228	Adelaide Brighton Ltd.	210,029
10,745	AED Oil Ltd.(b)	9,211
17,131	Aevum Ltd.	15,369
6,479	AJ Lucas Group Ltd.	17,653
26,976	Alesco Corp. Ltd.	100,390
23,073	Amalgamated Holdings Ltd.	64,399
33,000	Andean Resources Ltd.(b)	18,641
21,310	Ansell Ltd.	178,435
10,300	Anvil Mining Ltd.(b)	14,784
81,978	APA Group	159,622
60,776	APN News & Media Ltd.	97,337
40,999	Aquila Resources Ltd.(b)	99,992
15,851	Aristocrat Leisure Ltd.	40,028
78,207	Arrow Energy Ltd.(b)	128,892
47,908	Asciano Group	66,858
23,632	Atlas Iron Ltd.(b)	12,799
21,213	Ausdrill Ltd.	15,507
28,945	Austal Ltd.	33,854
237,688	Austar United Communications Ltd.(b)	142,160
103,629	Austereo Group Ltd.	96,413
69,351	Australian Agricultural Co. Ltd.	87,566
68,424	Australian Infrastructure Fund	73,891
63,310	Australian Pharmaceutical Industries Ltd.(b)	23,561
24,637	Australian Vintage Ltd.(b)	9,823
86,302	Australian Wealth Management Ltd.	45,595
77,977	Australian Worldwide Exploration Ltd.(b)	129,549
20,928	Automotive Holdings Group	11,822
22,100	AVJennings Ltd.	5,728
26,760	Avoca Resources Ltd.(b)	26,319
63,219	AWB Ltd.	110,072
65,659	Babcock & Brown Communities Ltd.	9,163
34,686	Babcock & Brown Wind Partners	19,478
24,069	Bank of Queensland Ltd.	213,054
154,068	Beach Petroleum Ltd.	99,314
42,185	Bendigo Mining Ltd.(b)	3,224
8,129	Billabong International Ltd.	64,393
5,000	Boom Logistics Ltd.	2,941
17,534	Bradken Ltd.	57,678
18,680	Brickworks Ltd.	131,586
12,984	Buru Energy Ltd.(b)	1,553
26,490	Cabcharge Australia Ltd.	120,587
35,782	Caltex Australia Ltd.	223,284
9,746	Campbell Brothers Ltd.	155,829
8,040	Cardno Ltd.	20,357
6,466	CBH Resources Ltd. - In Specie(b)	0
17,013	Cellestis Ltd.(b)	22,725
35,761	Centamin Egypt Ltd.(b)	17,111

Shares		Value

AUSTRALIA (continued)
56,191	Centennial Coal Co. Ltd.	$130,696
15,402	Challenger Financial Services Group Ltd.	16,786
33,103	Charter Hall Group	9,789
106,453	Citigold Corp. Ltd.(b)	14,149
51,145	Clough Ltd.	13,086
18,947	Coal of Africa Ltd.(b)	12,591
54,002	Cockatoo Coal Ltd.(b)	10,946
6,058	Coffey International Ltd.	7,045
2,303	Compass Resources NL(b)	681
261,794	ConnectEast Group	126,132
29,640	Consolidated Media Holdings Ltd.	40,576
20,084	Corporate Express Australia Ltd.	66,601
38,303	Count Financial Ltd.	28,254
19,940	Crane Group Ltd.	118,597
205,325	CSR Ltd.	294,729
4,990	Cudeco Ltd.(b)	4,709
68,014	David Jones Ltd.	138,760
1,787	Devine Ltd.	760
8,637	Dominion Mining Ltd.	13,374
66,049	Downer EDI Ltd.	214,197
114,242	DUET Group	182,207
91,748	Eastern Star Gas Ltd.(b)	24,084
53,494	Emeco Holdings Ltd.	20,441
26,752	Energy Developments Ltd.	44,445
99,173	Energy World Corp. Ltd.(b)	25,044
173,677	Envestra Ltd.	73,867
9,540	Fantastic Holdings Ltd.	12,553
33,955	Felix Resources Ltd.	267,618
45,558	FKP Property Group	34,817
10,188	Fleetwood Corp. Ltd.	42,112
7,174	Flight Centre Ltd.	66,506
186,551	Futuris Corp. Ltd.	145,667
10,669	G.U.D. Holdings Ltd.	33,323
18,000	Geodynamics Ltd.(b)	9,091
23,000	Gindalbie Metals Ltd.(b)	6,343
47,000	Goodman Fielder Ltd.	51,692
10,532	GrainCorp Ltd.(b)	48,923
29,996	GRD Ltd.	9,170
63,776	Great Southern Ltd.	15,258
147,597	Gunns Ltd.	116,231
62,688	GWA International Ltd.	99,149
21,178	Harvey Norman Holdings Ltd.	36,310
23,057	Hastie Group Ltd.	22,218
40,441	Healthscope Ltd.	115,831
48,438	Hills Industries Ltd.	124,251
139,803	IBA Health Group Ltd.(b)	60,389
16,525	iiNET Ltd.	14,166
73,259	Iluka Resources Ltd.(b)	175,263
15,127	Independence Group NL	14,174
85,840	Indophil Resources NL(b)	33,371
67,113	ING Real Estate Community Living Group	6,021
16,339	Invocare Ltd.	53,205

1

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

AUSTRALIA (continued)
16,163	IOOF Holdings Ltd.	$45,113
19,221	Iress Market Technology Ltd.	58,757
21,000	Jabiru Metals Ltd.(b)	1,954
21,040	JB Hi-Fi Ltd.	122,483
25,802	Kagara Ltd.(b)	9,088
13,107	Karoon Gas Australia Ltd.(b)	18,814
10,666	Kingsgate Consolidated Ltd.(b)	18,429
46,543	Linc Energy Ltd.(b)	91,244
59,113	Lynas Corp. Ltd.(b)	12,571
73,012	Macmahon Holdings Ltd.	35,420
4,608	Macquarie Communications Infrastructure Group	4,900
28,838	Macquarie Media Group Ltd.	24,147
7,488	McMillan Shakespeare Ltd.	10,699
10,027	Melbourne IT Ltd.	14,393
20,418	Mermaid Marine Australia Ltd.	14,654
100,000	Metals X Ltd.(b)	9,636
41,895	Minara Resources Ltd.	28,955
19,000	Mincor Resources NL	8,775
41,969	Mineral Deposits Ltd.(b)	16,595
14,861	Mineral Resources Ltd.	24,690
45,132	Mirvac Industrial Trust	5,699
5,500	Mitchell Communications Group Ltd.	1,425
13,431	Monadelphous Group Ltd.	71,404
78,058	Mount Gibson Iron Ltd.(b)	21,009
20,000	Murchison Metals Ltd.(b)	10,101
47,560	MYOB Ltd.	35,715
42,798	Navitas Ltd.	60,011
128,661	New Hope Corp. Ltd.	295,835
34,000	Nexus Energy Ltd.(b)	12,314
14,479	Novogen Ltd.(b)	9,189
13,754	Oakton Ltd.	16,452
131,065	Pacific Brands Ltd.	87,099
110,950	Paladin Resources Ltd.	167,371
196,628	PanAust Ltd.(b)	28,747
24,808	Panoramic Resources Ltd.	17,805
138,189	PaperlinX Ltd.	128,567
37,523	Peet Ltd.	47,129
20,327	Perilya Ltd.	3,174
5,089	Perpetual Ltd.	118,129
28,698	Pharmaxis Ltd.(b)	28,607
500	Photon Group Ltd.	518
26,465	Platinum Asset Mangement Ltd.	56,983
34,118	Platinum Australia Ltd.(b)	13,377
78,985	PMP Ltd.	50,652
17,691	Portman Ltd.(b)	252,766
8,373	Premier Investments Ltd.	22,869
29,031	Primary Health Care Ltd.	88,746
16,671	Prime Media Group Ltd.	20,274
10,843	Programmed Maintenance Services Ltd.	22,338
22,066	Ramsay Health Care Ltd.	148,106
1,399	realestate.com.au Ltd.(b)	4,100
6,100	Redflex Holdings Ltd.	10,742
8,531	Reece Australia Ltd.	99,212

Shares		Value

AUSTRALIA (continued)
1,933	Reject Shop Ltd. (The)	$12,332
18,010	Resolute Mining Ltd.(b)(c)	5,745
12,309	Reverse Corp. Ltd.	10,593
47,760	Ridley Corp. Ltd.	24,598
30,700	Riversdale Mining Ltd.(b)	62,225
90,607	Roc Oil Co. Ltd.(b)	37,031
15,120	SAI Global Ltd.	24,517
29,246	Salmat Ltd.	60,638
4,084	Seek Ltd.	8,956
7,225	Select Harvests Ltd.	18,485
9,440	Servcorp Ltd.	18,820
10,846	Service Stream Ltd.	6,235
21,008	Seven Network Ltd.	87,255
159,647	Sigma Pharmaceuticals Ltd.	133,678
21,714	Silex Systems Ltd.(b)	56,277
15,000	Sims Group Ltd.	141,549
16,760	Sino Gold Mining Ltd.(b)	38,982
11,118	Skilled Group Ltd.	18,102
7,500	SMS Management & Technology Ltd.	12,211
79,785	SP Ausnet	58,323
128,274	Spark Infrastructure Group	124,457
28,294	Specialty Fashion Group Ltd.	5,829
34,670	Spotless Group Ltd.	57,600
23,116	Straits Resources Ltd.	19,663
29,180	STW Communications Group Ltd.	10,956
218,698	Sundance Resources Ltd.(b)	13,807
47,414	Sunland Group Ltd.	31,036
25,992	Sunshine Gas Ltd.(b)	61,492
14,971	Super Cheap Auto Group Ltd.	21,788
6,000	Talent2 International Ltd.	3,589
27,977	Tap Oil Ltd.(b)	10,783
11,196	Tassal Group Ltd.	13,020
50,836	Technology One Ltd.	26,351
63,187	Ten Network Holdings Ltd.	56,688
163,262	Thakral Holdings Group	57,503
65,834	Timbercorp Ltd.	22,312
53,755	Tower Australia Group Ltd.	74,661
35,123	Transfield Services Infrastructure Fund	24,741
33,905	Transfield Services Ltd.	91,703
20,446	Transpacific Industries Group Ltd.	48,507
19,829	Trinity Group	5,139
22,118	United Group Ltd.	139,783
23,980	UXC Ltd.	12,430
21,214	Village Roadshow Ltd.	19,455
25,284	Village Roadshow Ltd., Preferred Shares	15,038
46,000	Virgin Blue Holdings Ltd.	10,546
13,169	Washington H. Soul Pattinson & Co. Ltd.	76,488
6,418	Watpac Ltd.	6,654
21,681	West Australian Newspapers Holdings Ltd.	88,610

2

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

AUSTRALIA (continued)
19,960	Western Areas NL(b)	$53,721
13,358	White Energy Co. Ltd.(b)	17,532
37,396	WHK Group Ltd.	22,863
12,401	Windimurra Vanadium Ltd.(b)	6,675
13,791	Wotif.com Holdings Ltd.	31,710

		11,293,003

AUSTRIA — 0.1%
959	Agrana Beteiligungs AG	58,670
9,244	Andritz AG	260,499
1,748	A-TEC Industries AG(b)	22,725
9,199	Austrian Airlines AG(b)	32,829
5,738	BWIN Interactive Entertainment AG(b)	102,753
2,439	BWT AG	49,894
2,439	Christ Water Technology AG(b)	9,948
1,891	Constantia Packaging AG	55,434
3,121	Flughafen Wien AG	127,252
1,518	Frauenthal Holding AG	13,543
7,181	Intercell AG(b)	199,526
197	Lenzing AG	53,835
1,270	Mayr Melnhof Karton AG	78,506
849	Oberbank AG	47,612
7,603	Oesterreichische Post AG	219,972
1,756	Palfinger AG	27,753
8,522	Raiffeisen International Bank-Holding AG	266,112
5,405	RHI AG(b)	84,045
779	Rosenbauer International AG	19,361
526	S&T System Integration & Technology Distribution AG(b)	10,727
2,106	Schoeller-Bleckmann Oilfield Equipment AG	74,487
35,169	Telekom Austria AG	430,317
10,994	Uniqa Versicherungen AG	220,696
6,046	Vienna Insurance Group	161,825
4,708	Warimpex Finanz- Und Beteiligungs AG	12,721
1,889	Wienerberger AG	31,058
5,173	Zumtobel AG	63,625

		2,735,725

BELGIUM — 0.1%
5,614	Ackermans & Van Haaren NV	321,346
27,644	Agfa Gevaert NV(b)	114,509
50	Banque Nationale de Belgique	149,760
2,225	Barco NV	41,943
4,312	Bekaert SA	422,302
1,909	Cofinimmo	237,229
997	Compagnie d’Entreprises CFE	48,161
765	Compagnie Immobiliere de Belgique SA	29,417
4,983	Compagnie Maritime Belge SA	96,092
3,050	Deceuninck NV	22,936
421	Delhaize Group	23,543
674	D’ieteren SA	102,854

Shares		Value

BELGIUM (continued)
4,178	Elia System Operator SA NV	$130,411
4,729	Euronav NV	68,712
1,908	EVS Broadcast Equipment SA	122,468
3,075	Exmar NV	37,233
993	Intervest Offices	30,375
3,840	Ion Beam Applications	47,230
829	Kinepolis	22,696
5,034	Melexis NV	44,464
1,606	Mobistar SA	106,338
4,938	Omega Pharma SA	180,945
3,216	Option NV(b)	9,387
1,694	Recticel SA	10,342
740	Roularta Media Group NV	15,751
167	Sipef NV	53,638
10,644	Telenet Group Holding NV(b)	164,695
6,295	Tessenderlo Chemie NV	247,920
7,077	UCB SA	179,994
3,856	Umicore	68,609
1,150	VAN DE Velde	39,487
445	VPK Packaging Group	12,484
1,348	Warehouses De Pauw SCA	53,725
460	Wereldhave Belgium NV	26,782

		3,283,778

BERMUDA — 0.1%
50,000	Argo Group International Holdings Ltd.(b)	1,595,000
49,074	Catlin Group Ltd.	271,286
94,783	Hiscox Ltd.	372,957

		2,239,243

BRAZIL — 0.2%
47,500	All America Latina Logistica SA	221,440
4,700	Anhanguera Educacional Participacoes SA	34,689
5,700	Centrais Eletricas de Santa Catarina SA - Class B, Preference Shares	86,769
16,800	Cia Brasileira de Distribuicao Grupo Pao de Acucar	251,709
6,100	Cia de Saneamento Basico do Estado de Sao Paulo	69,827
4,000	Cia de Saneamento do Parana(d)	2,751
14,400	Cia de Tecidos do Norte de Minas - Coteminas, Preference Shares(b)	26,188
1,300	Cia Energetica de Sao Paulo	5,820
750	Cia Energetica do Ceara - Class A, Preference Shares	5,542
27,800	Cia Paranaense de Energia - Class B, Preference Shares	305,652
5,200	Cia Saneamento Minas Gerais	32,498
61,911	Confab Industrial SA, Preference Shares	112,591
6,800	Cosan SA Industria e Comercio(b)	33,521

3

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

BRAZIL (continued)
19,500	Cyrela Brazil Realty SA	$95,407
7,800	Duratex SA, Preference Shares	65,165
7,480	Eletropaulo Metropolitana de Sao Paulo SA - Class A, Preference Shares	81,135
95,900	Empresa Brasileira de Aeronautica SA	491,341
21,000	Eternit SA	40,711
800	Global Village Telecom Holding SA(b)	8,696
15,000	Gol-Linhas Aereas Inteligentes SA, Preference Shares	64,597
46,500	JBS SA	83,921
193,000	Klabin SA, Preference Shares	333,173
4,700	Light SA	47,944
5,600	Lojas Renner SA	40,582
15,033	Magnesita Refratarios SA	47,531
41,800	Marcopolo SA, Preference Shares	72,738
7,000	Medial Saude SA	21,648
3,200	Natura Cosmeticos SA	26,882
22,319	NET Servicos de Comunicacao SA, Preference Shares(b)	141,857
35,729	Paranapanema SA, Preference Shares(b)	40,569
31,305	Perdigao SA	454,873
5,227	Petroquimica Uniao SA, Preference Shares	35,828
20,000	Plascar Participacoes Industriais SA(b)	19,663
147,000	Sadia SA, Preference Shares	293,118
8,200	Sao Carlos Empreendimentos e Participacoes SA	37,811
5,800	Sao Martinho SA	35,579
4,200	Saraiva SA Livreiros Editores, Preference Shares	37,609
37,626	Suzano Papel e Celulose SA, Preference Shares	223,168
6,600	Tam SA	68,848
6,138	Telemig Celular Participacoes SA, Preference Shares	96,327
16,044	Ultrapar Participacoes SA, Preference Shares	296,220
124,872	Uniao de Industrias Petroquimicas SA - Class B, Preference Shares	43,228
13,800	Universo Online SA	42,040
19,298	Votorantim Celulose e Papel SA, Preference Shares	189,729
58,200	Weg SA	330,422

		5,097,357

CANADA — 0.6%
3,000	Aastra Technologies Ltd.(b)	25,761
3,600	Absolute Software Corp.(b)	11,649
5,700	Addax Petroleum Corp.	85,124
2,900	Aecon Group, Inc.	18,069
15,809	AGF Management Ltd. - Class B	174,052

Shares		Value

CANADA (continued)
1,200	Akita Drilling Ltd. - Class A	$7,666
21,300	Alamos Gold, Inc.(b)	87,830
3,533	Alberta Clipper Energy, Inc.(b)	3,136
4,600	Alimentation Couche-Tard, Inc. - Class B	62,018
12,600	Allen-Vanguard Corp.(b)	2,666
2,600	Altius Minerals Corp.(b)	10,958
3,200	Amerigo Resources Ltd.	1,593
6,500	Anderson Energy Ltd.(b)	10,786
6,400	Angiotech Pharmaceuticals, Inc.(b)	1,858
35,500	Antrim Energy, Inc.(b)	18,556
6,500	Aquiline Resources, Inc.(b)	5,555
9,400	Astral Media, Inc.	217,355
5,286	Atrium Innovations, Inc.(b)	46,005
21,420	ATS Automation Tooling Systems, Inc.(b)	64,866
8,300	Augusta Resource Corp.(b)	8,746
22,800	Aurizon Mines Ltd.(b)	33,104
2,200	Aurora Energy Resources, Inc.(b)	2,373
9,300	Baffinland Iron Mines Corp.(b)	3,009
11,900	Baja Mining Corp.(b)	3,159
9,400	Ballard Power Systems, Inc.(b)	25,892
6,400	Bioms Medical Corp.(b)	11,416
700	BioteQ Environmental Technologies, Inc.(b)	755
25,100	Biovail Corp.	215,744
14,500	Birchcliff Energy Ltd.(b)	71,459
5,600	Boardwalk Real Estate Investment Trust	120,335
5,500	Boralex, Inc. - Class A(b)	33,083
6,500	Bow Valley Energy Ltd.(b)	5,393
2,200	Breaker Energy Ltd. - Class A(b)	11,901
68,500	Breakwater Resources Ltd.(b)	5,683
6,800	CAE, Inc.	39,887
5,400	Calfrac Well Services Ltd.	68,189
9,100	Calloway Real Estate Investment Trust	111,362
2,600	Calvalley Petroleum, Inc. - Class A(b)	3,214
6,100	Canaccord Capital, Inc.	30,568
4,100	Canada Bread Co. Ltd.	149,638
4,100	Canadian Apartment Properties REIT	45,412
23,800	Canadian Hydro Developers, Inc.(b)	64,965
3,700	Canadian Real Estate Investment Trust	79,661
16,700	Canadian Superior Energy, Inc.(b)	25,910
6,200	Canadian Tire Corp. Ltd. - Class A	235,593
11,400	Canadian Western Bank	174,410
6,800	Canam Group, Inc.	40,056
16,700	Canfor Corp.(b)	95,187

4

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

CANADA (continued)
5,300	Cangene Corp.(b)	$17,149
11,900	Cardiome Pharma Corp.(b)	54,006
13,100	Cascades, Inc.	53,148
63,827	Catalyst Paper Corp.(b)	20,653
5,900	CCL Industries - Class B	146,851
38,800	Celestica, Inc.(b)	187,674
4,600	Celtic Exploration Ltd.(b)	42,172
5,000	CGI Group, Inc.(b)	39,907
44,600	Chariot Resources Ltd.(b)	4,810
9,800	Chartwell Seniors Housing Real Estate Investment Trust	38,458
2,900	Churchill Corp. (The) - Class A(b)	16,217
3,443	Coalcorp Mining, Inc.(b)	2,057
4,400	Cogeco Cable, Inc.	114,116
10,000	COM DEV International Ltd.(b)	30,283
1,600	Comaplex Minerals Corp.(b)	3,120
3,800	Cominar Real Estate Investment Trust	62,077
7,200	Compton Petroleum Corp.(b)	14,934
43,200	Connacher Oil & Gas Ltd.(b)	66,307
1,300	Constellation Software, Inc.	26,953
3,100	Corby Distilleries Ltd. - Class A	50,153
14,800	Corridor Resources, Inc.(b)	30,575
13,000	Corus Entertainment, Inc. - Class B	152,078
5,000	Cott Corp.(b)	4,439
8,800	Crew Energy, Inc.(b)	49,501
34,300	Crystallex International Corp.(b)	13,375
2,800	Dalsa Corp.	14,217
25,004	Denison Mines Corp.(b)	31,740
6,600	Descartes Systems Group, Inc. (The)(b)	18,070
5,600	Dorel Industries, Inc. - Class B	123,123
6,200	Dundee Precious Metals, Inc.(b)	12,345
1,700	Dundee Real Estate Investment Trust	26,657
13,900	DundeeWealth, Inc.	69,656
112,600	Eastern Platinum Ltd.(b)	33,631
53,600	Eldorado Gold Corp.(b)	221,462
1,413	Ember Resources, Inc.(b)	926
4,700	Emera, Inc.	83,721
3,900	Empire Co. Ltd. - Class A	148,843
11,200	Ensign Energy Services, Inc.	144,123
101,100	Equinox Minerals Ltd.(b)	89,751
1,500	Equitable Group, Inc.	15,569
37,400	European Goldfields Ltd.(b)	46,855
6,500	Evertz Technologies Ltd.	72,750
1,900	Exfo Electro Optical Engineering, Inc.(b)	5,470
1,200	Extendicare Real Estate Investment Trust	4,331
11,200	Fairborne Energy Ltd.	66,626
4,100	Finning International, Inc.	49,834
49,800	First Calgary Petroleums Ltd.(b)	143,785

Shares		Value

CANADA (continued)
10,000	First Quantum Minerals	$210,736
3,500	FirstService Corp.(b)	42,628
165,800	FirstService Corp. Voting Shares(b)	2,011,154
7,000	Flint Energy Services Ltd.(b)	40,363
17,241	FNX Mining Co., Inc.(b)	70,806
10,500	Fortis, Inc.	229,113
5,500	Forzani Group Ltd. (The) - Class A	39,928
9,900	Fronteer Development Group, Inc.(b)	19,713
7,600	Frontera Copper Corp.(b)	2,333
13,800	Galleon Energy, Inc. - Class A(b)	73,620
3,600	Garda World Security Corp. - Class A(b)	4,839
1,700	Gennum Corp.	10,014
2,000	Gildan Activewear, Inc.(b)	46,627
1,800	Gluskin Sheff & Associates, Inc.	13,859
2,071	Goldcorp, Inc., Cl. A*	38,729
9,200	Great Basin Gold Ltd.(b)	9,236
11,000	Great Canadian Gaming Corp.(b)	45,632
3,800	Greystar Resources Ltd.(b)	3,184
24,900	Groupe Aeroplan, Inc.	216,297
7,400	Guyana Goldfields, Inc.(b)	6,140
7,700	Hanfeng Evergreen, Inc.(b)	31,814
12,300	Harry Winston Diamond Corp.	119,908
3,500	Heroux-Devtek, Inc.(b)	12,516
39,000	High River Gold Mines Ltd.(b)	3,559
8,516	Highpine Oil & Gas Ltd.(b)	45,925
5,300	Home Capital Group, Inc.	122,727
58,100	IAMGOLD Corp.	192,815
3,000	Imax Corp.(b)	9,334
5,600	Imperial Metals Corp.(b)	10,640
2,800	Indigo Books & Music, Inc.(b)	30,781
9,600	Industrial Alliance Insurance and Financial Services, Inc.	199,121
2,700	ING Canada, Inc.	73,498
9,000	Inmet Mining Corp.	201,983
7,300	Intermap Technologies Corp.(b)	15,081
6,300	International Forest Products Ltd. - Class A(b)	16,203
6,300	Intertape Polymer Group, Inc.(b)	12,806
8,200	Iteration Energy Ltd.(b)	16,056
25,600	Ivanhoe Energy, Inc.(b)	27,187
20,100	Jean Coutu Group PJC, Inc. (The) Class A	121,571
10,400	Jinshan Gold Mines, Inc.(b)	4,314
5,300	Kaboose, Inc.(b)	2,726
13,600	Kingsway Financial Services, Inc.	77,066
7,544	Kinross Gold Corp.	78,551
6,900	Kirkland Lake Gold, Inc.(b)	22,613
4,100	Laramide Resources(b)	4,150

5

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

CANADA (continued)
3,900	Laurentian Bank of Canada	$132,276
2,400	Le Chateau, Inc.	18,518
12,400	Leon’s Furniture Ltd.	97,838
17,400	Linamar Corp.	114,479
9,000	Lions Gate Entertainment Corp.(b)(c)	63,551
6,700	MacDonald Dettwiler & Associates Ltd.(b)	120,236
4,100	Major Drilling Group International	56,161
800	Manitoba Telecom Services, Inc.	28,268
12,700	Maple Leaf Foods, Inc.	87,139
1,900	Marsulex, Inc.	14,928
11,900	Martinrea International, Inc.(b)	34,260
4,300	Maxim Power Corp.(b)	11,238
21,500	MDS, Inc.(b)	224,579
4,100	MEGA Brands, Inc.(b)	5,681
11,200	Mega Uranium Ltd.(b)	7,898
9,200	Methanex Corp.	104,495
3,500	Metro, Inc. - Class A	88,132
5,300	Morguard Real Estate Investment Trust	39,443
1,900	Mosaid Technologies, Inc.	13,210
13,900	Neo Material Technologies, Inc.(b)	16,837
700	Niko Resources Ltd.	30,665
14,700	Norbord, Inc.	23,051
8,400	North American Palladium Ltd.(b)	13,102
3,600	Northbridge Financial Corp.	89,365
2,300	Northern Property Real Estate Investment Trust	34,291
28,200	Northgate Minerals Corp.(b)	18,015
13,200	Nova Chemicals Corp.	171,393
12,649	NuVista Energy Ltd.(b)	112,606
8,500	Onex Corp.	147,038
11,100	Open Text Corp.(b)	281,437
12,500	PAN American Silver Corp.(b)	142,496
6,000	Paramount Resources Ltd. - Class A(b)	44,553
1,700	Parkbridge Lifestyles Communities, Inc.(b)	4,711
11,600	Pason Systems, Inc.	119,051
22,300	Patheon, Inc.(b)	36,633
15,900	Petaquilla Minerals Ltd.(b)	9,894
1,400	Petrobank Energy & Resources Ltd.	26,715
4,100	Petrolifera Petroleum Ltd.(b)	7,280
13,500	Points International Ltd.(b)	5,488
12,300	Polymet Mining Corp.(b)	15,716
10,100	ProEx Energy Ltd.(b)	103,824
17,300	QLT, Inc.(b)	44,782
10,200	Quadra Mining Ltd.(b)	42,313
6,700	Quebecor, Inc. - Class B	109,341
23,200	Quest Capital Corp.	26,370
20,600	Questerre Energy Corp.(b)	25,466

Shares		Value

CANADA (continued)
9,400	Reitmans (Canada) Ltd. - Class A	$112,304
1,600	Resverlogix Corp.(b)	3,850
2,400	Richelieu Hardware Ltd.	31,859
5,800	Riocan Real Estate Investment Trust	80,891
108,500	Ritchie Bros. Auctioneers, Inc.	2,017,699
20,200	RONA, Inc.(b)	196,922
4,800	Rubicon Minerals Corp.(b)	4,620
11,600	Russel Metals, Inc.	208,363
5,700	Samuel Manu-Tech, Inc.	42,467
10,200	Savanna Energy Services Corp.	84,626
21,900	SEMAFO, Inc.(b)	15,989
11,200	ShawCor Ltd.	169,584
41,800	Sherritt International Corp.	128,317
3,139	Shore Gold, Inc.(b)	1,641
5,500	Sierra Wireless, Inc.(b)	47,913
9,000	Silver Standard Resources, Inc.(b)	76,612
3,100	Silver Wheaton Corp.(b)	10,802
26,400	Silvercorp Metals, Inc.	51,254
2,500	Softchoice Corp.	9,956
9,100	Stantec, Inc.(b)	146,092
36,400	Starfield Resources, Inc.(b)	7,852
1,200	Stella-Jones, Inc.	19,185
5,200	Storm Exploration, Inc.(b)	49,614
9,200	SunOpta, Inc.(b)	37,707
2,100	SXC Health Solutions Corp.(b)	27,511
7,200	Tanzanian Royalty Exploration Corp.(b)	15,591
17,500	Taseko Mines Ltd.(b)	16,407
3,900	Teal Exploration & Mining, Inc.(b)	906
7,400	Theratechnologies, Inc.(b)	11,849
20,200	Thompson Creek Metals Co., Inc.(b)	119,829
7,300	Timminco Ltd.(b)	41,185
2,500	TMX Group, Inc.	58,575
11,300	Toromont Industries Ltd.	213,850
9,800	Torstar Corp. - Class B	93,910
1,400	Transat A.T., Inc. - Class A	14,089
3,100	Transat A.T., Inc. - Class B	29,218
11,800	Transcontinental, Inc. - Class A	119,439
5,600	Transglobe Energy Corp.(b)	12,173
1,200	Transition Therapeutics, Inc.(b)	3,743
21,200	Trican Well Service Ltd.	198,755
14,000	Trinidad Drilling Ltd.	78,984
17,300	TriStar Oil & Gas Ltd.(b)	147,121
5,700	TVA Group, Inc. - Class B	37,833
23,500	Uex Corp.(b)	15,598
4,200	Uni-Select, Inc.	76,661
82,985	Uranium One, Inc.(b)	70,227
13,000	Uranium Participation Corp.(b)	66,979
8,800	Ur-Energy, Inc.(b)	4,673
74,600	UTS Energy Corp.(b)	56,942
7,300	Vector Aerospace Corp.(b)	30,283

6

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

CANADA (continued)
4,700	Vernenex Energy, Inc.(b)	$20,628
1,260	Vero Energy, Inc.(b)	7,140
43,900	Viterra, Inc.(b)	278,632
2,100	Vitran Corp., Inc.(b)	17,249
8,300	West Energy Ltd.(b)	15,425
5,500	West Fraser Timber Co. Ltd.	146,067
5,300	Western Canadian Coal Corp.(b)	7,915
4,900	Western Financial Group, Inc.	12,074
6,300	Westjet Airlines Ltd.(b)	53,994
2,085	Westport Innovations, Inc.(b)	9,064
1,100	Wi-Lan, Inc.(b)	1,150
5,700	Winpak Ltd.	34,333
4,300	Xtreme Coil Drilling Corp.(b)	13,557
97,900	Yamana Gold, Inc.	467,041
1,100	ZCL Composites, Inc.	4,143

		18,995,626

CHILE — 0.0%
2,975	Banco de Credito e Inversiones	49,898
164,971	Banmedica SA	103,299
49,991	Cementos Bio-Bio SA	67,077
7,089	Cia Cervecerias Unidas SA	38,046
12,790	Cia de Consumidores de Gas de Santiago SA	34,321
43,948	Cia Sudamericana de Vapores SA	33,743
49,225,119	CorpBanca SA	183,470
17,867	Cristalerias de Chile SA	106,552
5,305	Empresa Nacional de Telecomunicaciones SA	55,251
792,236	Empresas Iansa SA	18,780
37,174	Farmacias Ahumada SA	49,325
200,535	Industrias Forestales SA	26,309
1,454,475	Madeco SA	81,468
179,728	Vina Concha y Toro SA	249,194
7,792,205	Vina San Pedro SA	34,851

		1,131,584

CHINA — 0.0%
4,000	Ajisen China Holdings Ltd.	1,703
48,000	Anhui Expressway Co. Ltd. - H Shares	17,961
192,000	AviChina Industry & Technology Co. - H Shares(b)	12,882
30,000	Baoye Group Co. Ltd. - H Shares	3,871
92,000	Beijing Capital Land Ltd. - H Shares	8,310
4,500	Beijing Enterprises Holdings Ltd.	17,419
192,000	Beijing North Star Co. Ltd.	18,581
113,400	BYD Co. Ltd. - H Shares	190,218
242,000	China Eastern Airlines Corp.Ltd.(b)	29,352
202,000	China Rare Earth Holdings Ltd.	18,506

Shares		Value

CHINA (continued)
626,400	China Resources Microelectronics Ltd.(b)	$5,415
54,000	China Shineway Pharmaceutical Group Ltd.	20,206
188,000	China Southern Airlines Co.Ltd.(b)	28,139
152,000	China Wireless Technologies Ltd.(b)	2,648
156,000	China Yurun Food Group Ltd.	181,160
182,000	Dalian Port PDA Co. Ltd. - H Shares	40,392
20,000	Delong Holdings Ltd.	11,868
148,000	Golden Eagle Retail Group Ltd.	76,387
37,500	Great Wall Motor Co. Ltd. - H Shares	10,935
118,000	Harbin Power Equipment Co. Ltd. - H Shares	62,425
140,000	Hunan Non-Ferrous Metal Corp. Ltd. - H Shares	12,284
148,500	KWG Property Holding Ltd.	31,041
29,000	Lianhua Supermarket Holdings Co. Ltd. - H Shares	33,677
160,000	Qingling Motors Co. - H Shares	13,419
2,806,000	Semiconductor Manufacturing International Corp.(b)	52,137
78,000	Shanghai Forte Land CO(b)	9,058
172,000	Shenzhen Expressway Co. Ltd. - H Shares	57,481
283,500	Sino-Ocean Land Holdings Ltd.	73,161
142,000	Sinopec Yizheng Chemical Fibre Co. Ltd.(b)	9,711
356,000	Sinotrans Ltd. - H Shares	77,171
62,000	Tianjin Capital Environmental Protection - H Shares	6,000
42,000	Tingyi Cayman Islands Holding Corp.	43,896
147,000	Travelsky Technology Ltd. - H Shares	34,521
110,000	Weiqiao Textile Co. Ltd. - H Shares	22,142
126,000	Xinao Gas Holdings Ltd.	105,677
40,000	Zhejiang Glass Co. Ltd. - H Shares(b)	5,110

		1,344,864

CYPRUS — 0.0%
25,000	Prosafe Production Public Ltd.(b)	61,616

DENMARK — 0.0%
1,700	Alm Brand A/S(b)	22,988
1,600	Amagerbanken A/S	18,349
2,400	Auriga Industries - Class B	43,134
2,250	Bang & Olufsen A/S - Class B	49,681
9,000	Capinordic A/S(b)	7,625
2,200	Dalhoff Larsen & Horneman A/S - Class B	12,615
950	DFDS A/S	68,296

7

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

DENMARK (continued)
250	DiBa Bank A/S	$5,777
2,350	East Asiatic Co. Ltd. A/S	80,448
2,200	Fionia Bank A/S	15,439
12,533	GN Store Nord A/S	27,244
6,600	Greentech Energy Systems(b)	24,176
90	H+H International A/S - Class B	6,393
1,200	IC Companys A/S	16,843
295	Jyske Bank A/S	8,736
3,003	NeuroSearch A/S(b)	75,046
17	NKT Holding A/S	621
1,300	Nordjyske Bank A/S	26,257
250	Norresundby Bank A/S	8,558
200	Parken Sport & Entertainment A/S(b)	29,098
145	PER Aarsleff A/S - Class B	11,392
980	Ringkjoebing Landbobank A/S	73,807
1,125	Royal UNIBREW A/S	38,513
350	Sanistal A/S - Class B	11,263
3,100	Schouw & Co.	60,756
930	SimCorp A/S	76,409
2,600	Sjaelso Gruppen	16,956
262	Solar Holdings A/S	12,333
5,820	Spar Nord Bank A/S	63,756
325	Sparbank	7,899
100	Sparekassen Faaborg A/S	17,545
105	Sydbank A/S	1,618
650	Thrane & Thrane A/S	24,755
4,000	TK Development(b)	17,117
500	Vestjysk Bank A/S	11,126

		992,569

FINLAND — 0.2%
4,824	Ahlstrom Oyj	49,187
11,568	Alma Media	108,368
22,250	Amer Sports Oyj - Class A	150,301
2,068	Atria Plc	31,208
1,400	Bank of Aland Plc - Class B	36,223
2,910	Cargotec Corp. - Class B	40,205
16,468	Comptel Plc	23,718
4,700	Cramo Oyj	31,450
10,700	Elektrobit Corp	6,001
21,202	Elisa Oyj	318,061
12,200	Finnair Oyj	61,421
5,400	Finnlines Oyj	75,708
9,150	Fiskars Oyj Abp - Class A	94,463
11,650	F-Secure Oyj	36,230
3,265	Glaston Oyj Abp	7,491
2,100	HKScan Oyj	10,733
14,150	Huhtamaki Oyj	94,683
12,591	Kemira Oyj	112,496
10,257	Kone Oyj	227,994
12,000	Konecranes Oyj	203,418
5,400	Lassila & Tikanoja Oyj	86,720
1,850	Lemminkainen Oyj	31,714
36,207	M-real Oyj - Class B	55,377
26,503	Neste Oil Oyj	417,514

Shares		Value

FINLAND (continued)
1,850	Olvi Oyj - Class A	$38,198
12,741	Oriola-KD Oyj - Class B	24,683
9,402	Orion Oyj - Class A	137,808
16,563	Orion Oyj - Class B	242,981
4,348	Outotec Oyj	57,690
2,400	PKC Group Oyj	12,389
23,845	Pohjola Bank Plc	317,289
1,080	Ponsse Oyj	7,296
7,300	Poyry Oyj	96,857
20,000	Raisio Plc - V Shares	38,491
11,839	Ramirent Oyj	47,532
6,800	Rapala VMC Oyj	31,201
8,933	Ruukki Group Oyj	16,281
3,336	Sanoma-WSOY Oyj	50,980
2,988	Stockman Oyj Abp - Class A	48,899
5,315	Stockman Oyj Abp - Class B	71,468
23,896	Stora Enso Oyj - Class R	221,115
14,073	Tietoenator Oyj	156,050
10,281	UPM-Kymmene Oyj	144,926
17,900	Uponor Oyj	169,968
1,200	Vacon Plc	36,784
1,000	Vaisala Oyj - Class A	26,613
831	Wartsila Oyj	20,929
16,870	YIT Oyj	104,713

		4,431,825

FRANCE — 0.3%
484	Aeroports de Paris	28,562
778	Affine SA	18,543
23,427	Air France-KLM	335,465
902	Ales Groupe	16,405
3,474	Alten Ltd.(b)	87,139
19,560	Altran Technologies SA(b)	97,726
62	ANF SA	2,086
3,839	April Group	138,717
11,936	Arkema	271,249
1,781	Assystem	18,137
12,503	Atos Origin SA	288,436
1,591	Audika	36,906
7,010	Beneteau SA	64,776
1,514	BioMerieux	122,476
300	Boiron SA	7,074
629	Bonduelle SCA	52,591
1,679	Bongrain SA	93,089
9,779	Bourbon SA	273,581
10,949	Bull SA(b)	21,212
17,208	Canal Plus	107,908
8,834	Cap Gemini	282,273
2,116	Carbone Lorraine	62,488
4,445	CBo Territoria	11,104
489	Cegedim SA	24,930
1,047	Cegid Group	13,158
321	Ciments Francais SA	23,169
3,425	Club Mediterranee SA(b)	68,099
2,331	Compagnie Plastic-Omnium SA	25,105
1,082	Damartex SA	15,170

8

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

FRANCE (continued)
1,095	Delachaux SA	$60,012
23,887	Derichebourg	74,591
733	EDF Energies Nouvelles SA	22,721
845	Electricite de Strasbourg	95,530
332	Entrepose Contracting	17,730
205	Eramet	41,021
463	Esso Ste Anonyme Francaise	53,111
19,106	Etablissements Maurel Et Prom	225,252
1,280	Etam Developpement SA	13,378
563	Euler Hermes SA	27,555
88	Euro Disney SCA(b)	13
2,797	Euro Disney SCA Non-Registered Shares(b)	17,291
3,025	Eutelsat Communications	64,657
1,226	Exel Industries SA - Class A	46,628
1,883	Faurecia(b)	25,752
2,688	Fimalac	116,381
839	Fleury Michon SA	24,595
1,043	Fonciere Des Regions	68,728
202	Gaumont SA	11,586
4,983	Gemalto NV(b)	138,517
6,915	GFI Informatique	24,678
1,410	GL Events	25,178
899	Groupe Crit	10,725
40,879	Groupe Eurotunnel SA(b)	278,748
3,507	Groupe Steria SCA	45,637
251	Guerbet	34,864
1,184	Guyenne et Gascogne SA	89,035
3,678	Haulotte Group	28,596
49,971	Havas SA	98,720
473	ICADE	28,238
159	Iliad SA	12,510
1,426	Imerys SA	64,522
2,150	IMS-International Metal Service	37,816
5	Infogrames Entertainment SA	44
8,729	Ingenico	135,398
3,723	IPSOS	93,242
837	Kaufman & Broad SA	17,069
1,009	Klepierre	23,046
863	Laurent-Perrier	69,835
1,456	Legrand SA	24,125
669	LISI	29,665
8,469	M6-Metropole Television	132,768
629	Maisons France Confort	10,871
3,415	Manitou BF SA	47,487
873	Manutan (Societe)	39,500
12,768	Natixis	27,828
1,909	Neopost SA	159,126
4,914	Nexans SA	278,209
4,029	Nexity	34,765
463	Norbert Dentressangle	25,493
8,000	NRJ Group	58,425
6,698	Orpea(b)	216,753
2,965	Pagesjaunes Groupe	28,003
9,432	Peugeot SA	249,988
1,266	Pierre & Vacances	57,621

Shares		Value

FRANCE (continued)
6,196	Publicis Groupe	$139,384
485	Radiall	29,672
4,762	Rallye SA	95,715
4,195	Remy Cointreau SA	173,769
11,406	Rexel SA	110,631
11,164	Rhodia SA	94,766
1,356	Rodriguez Group(b)	8,279
1,604	Rubis	88,481
11,017	Safran SA	139,013
3,336	Saft Groupe SA	96,688
22,493	SCOR SE	365,523
4	SCOR SE Non-Registered Shares(b)(d)	10
3,999	SEB SA	133,743
3,326	Sechilienne-Sidec	126,963
4,545	Societe BIC SA	239,012
3,095	Societe Immobiliere de Location pour l’Industrie et le Commerce	274,356
8,263	Societe Television Francaise 1	105,211
7,467	SOITEC(b)	26,362
815	Somfy SA	119,385
811	Sopra Group SA	35,868
923	Sperian Protection	56,585
573	Spir Communication	13,292
1,360	Stallergenes	66,735
857	Ste Industrielle d’Aviation Latecoere SA(b)	6,870
1,316	STEF-TFE	60,048
62	Sucriere de Pithiviers-Le-Vieil	36,745
1,305	Synergie SA	17,964
10,380	Teleperformance	222,526
3,877	Theolia SA(b)	26,634
2,088	Trigano SA	13,572
1,479	UBISOFT Entertainment	77,608
886	Union Financiere de France BQE SA	26,707
10,605	Valeo SA	183,691
2,030	Vallourec	225,098
7,341	Viel et Compagnie	26,198
897	Vilmorin & Cie	87,220
1,248	Virbac SA	81,504
494	VM Materiaux SA	20,841
7,124	Zodiac SA	276,846

		10,220,666

GERMANY — 0.3%
9,283	Aareal Bank AG	74,539
2,064	Adlink Internet Media AG(b)	16,152
4,077	ADVA AG Optical Networking(b)	4,625
11,559	Aixtron AG	57,899
5,653	Alstria Office AG REIT	36,674
13,365	Altana AG	147,347
619	AMB Generali Holding AG	64,110
16,200	Arcandor AG(b)	38,198

9

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

GERMANY (continued)
6,102	Baader Wertpapierhandelsbank AG	$15,943
1,916	Balda AG(b)	586
1,247	Bauer AG	44,439
3,334	Bechtle AG	44,023
1,174	Bertrandt AG	20,485
8,045	Bilfinger Berger AG	367,495
1,034	Biotest AG	75,172
780	Boewe Systec AG	7,556
5,141	Carl Zeiss Meditec AG	52,944
1,088	Celesio AG	32,144
2,684	CENTROTEC Sustainable AG(b)	23,433
1,017	Cewe Color Holding AG	20,027
8,271	Comdirect Bank AG	60,405
2,944	Conergy AG(b)	16,172
934	CTS Eventim AG	23,297
4,009	Curanum AG	17,884
6,258	DAB Bank AG	19,143
4,836	Demag Cranes AG	93,011
3,054	Deutsche Wohnen AG(b)	28,026
11,195	Deutz AG	34,530
7,612	Douglas Holdings AG	284,459
1,775	Duerr AG	27,103
4,400	DVB Bank AG	144,687
1,987	Elringklinger AG	15,955
6,000	EM.Sport Media AG(b)	12,465
1,290	Escada AG(b)	6,527
10,166	Evotec AG(b)	13,605
632	Evotec AG ADR(b)	1,631
3,542	Fielmann AG	196,830
3,484	Fraport AG Frankfurt Airport Services Worldwide	112,434
14,237	Freenet AG(b)	85,104
1,320	Fuchs Petrolub AG	83,111
1,615	GEA Group AG	23,322
6,592	Gerresheimer AG	228,362
2,507	Gerry Weber International AG	45,725
2,948	GFK AG	58,427
4,502	Gildemeister AG	42,691
3,263	GPC Biotech AG(b)	3,493
1,715	Grammer AG	18,798
1,935	Grenkeleasing AG	53,641
1,410	Hawesko Holding AG	30,192
13,031	Heidelberger Druckmaschinen AG	122,904
1,384	Indus Holding AG	24,608
50,415	Infineon Technologies AG(b)	157,750
834	Interseroh AG zur Verwertung von Sekundaerrohstoffen	42,519
13,749	IVG Immobilien AG	90,949
9,419	Jenoptik AG(b)	57,984
3,193	Kizoo AG	22,790
1,598	Kloeckner & Co. AG	23,280
9,805	Kontron AG	75,357
4,116	Krones AG	182,353
210	KSB AG	71,196

Shares		Value

GERMANY (continued)
7,388	KUKA AG	$128,910
1,410	KWS Saat AG	175,488
15,840	Lanxess AG	241,055
5,406	Leoni AG	68,902
564	Loewe AG	6,750
211	Manz Automation AG(b)	20,420
4,500	Medigene AG(b)	28,161
4,552	Medion AG	43,977
13,558	MLP AG	167,447
900	Morphosys AG(b)	56,219
7,780	MTU Aero Engines Holding AG	154,591
120	Muehlbauer Holding AG & Co. KGaA	2,998
6,932	MVV Energie AG	273,891
1,551	Nemetschek AG	18,444
7,876	Norddeutsche Affinerie AG	254,473
5,755	Nordex AG(b)	76,284
1,199	Pfeiffer Vacuum Technology AG	72,283
6,248	Pfleiderer AG	54,709
19,761	Premiere AG(b)	46,091
262	Puma AG	44,079
8,596	QSC AG(b)	13,476
932	Rational AG	95,957
1,266	REpower Systems AG(b)	175,074
6,855	Rheinmetall AG	210,388
13,298	Rhoen Klinikum AG	284,234
470	Roth & Rau AG(b)	9,884
766	Salzgitter AG	49,948
475	Sartorius AG	5,715
1,302	Schlott Gruppe AG	12,927
14,249	SGL Carbon AG(b)	277,320
5,128	Singulus Technologies(b)	21,372
1,556	Sixt AG	23,917
5,314	Software AG	263,265
1,799	Solar Millennium AG(b)	32,215
1,149	Solon AG Fuer Solartechnik(b)	34,224
11,473	Stada Arzneimittel AG	349,195
904	STINAG Stuttgart Invest AG	21,431
2,302	Stratec Biomedical Systems	38,436
15,178	Suedzucker AG	170,237
12,138	Symrise AG	148,981
4,152	Takkt AG	43,288
3,693	Tognum AG	40,950
6,282	TUI AG	76,384
2,279	United Internet AG	20,623
4,313	Versatel AG(b)	73,332
2,439	Vivacon AG	15,357
1,861	Vossloh AG	142,079
2,959	Wacker Construction Equipment AG	18,970
6,438	Wincor Nixdorf AG	278,333
12,563	Wirecard AG(b)	72,535

		8,751,730

10

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

GREECE — 0.1%
44,703	Agriculture Bank of Greece	$105,406
137,716	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical & Organizations	196,589
139	Alfa-Beta Vassilopoulos SA	4,103
21,568	Alpha Bank Ae	312,831
25,077	Anek Lines SA	35,478
11,258	Aspis Bank SA	15,497
1,098	Astir Palace Hotel SA(b)	4,338
8,200	Athens Medical Center SA	14,109
5,750	Athens Water Supply & Sewage Co. SA (The)	48,809
6,962	Bank of Attica	16,682
3,755	Bank of Greece	239,776
1,850	C. Rokas SA	37,774
10,995	Diagnostic & Therapeutic Center of Athens Hygeia SA	28,308
14,349	EFG Eurobank Ergasias SA	154,721
28,277	Ellaktor SA	141,279
3,162	Euromedica SA	11,728
17,920	Forthnet SA(b)	18,957
9,621	Fourlis Holdings SA	106,683
2,870	Frigoglass SA	17,924
9,670	GEK Group of Cos. SA	32,414
11,932	Geniki Bank(b)	25,854
9,780	Halcor SA	12,216
2,570	Hellenic Duty Free Shops SA	19,916
6,485	Hellenic Petroleum SA	53,560
2,390	Hellenic Telecommunications Organization SA	33,630
6,140	Heracles General Cement Co.	38,346
5,583	Iaso SA	36,860
20,300	Intracom Holdings SA(b)	24,062
6,280	J&P-Avax SA	17,929
10,171	Lambrakis Press SA	29,816
54,777	Marfin Financial Group SA Holdings(b)	238,771
5,160	Metka SA	49,457
10,180	Michaniki SA	17,386
11,600	Minoan Lines Shipping SA	76,585
12,165	Motor Oil (Hellas) Corinth Refineries SA	130,861
20,179	Mytilineos Holdings SA	126,024
7,509	Nireus Aquaculture SA	6,317
56,507	Piraeus Bank SA	713,008
1,217	Piraeus Port Authority	14,612
3,901	Proton Bank SA	5,867
2,180	S&B Industrial Minerals SA	22,784
5,750	Sarantis SA	37,376
8,223	Sidenor Steel Products Manufacturing Co. SA	36,053
28,837	Technical Olympic SA(b)	10,291
3,630	Teletypos SA Mega Channel	29,980
3,530	Terna SA	10,798
1,382	Thessaloniki Port Authority SA	24,836
11,938	Titan Cement Co. SA	202,367

Shares		Value

GREECE (continued)
15,612	TT Hellenic Postbank SA	$96,706
27,740	Viohalco	130,110

		3,815,784

HONG KONG — 0.2%
128,000	Agile Property Holdings Ltd.	40,795
96,000	Alco Holdings Ltd.	9,290
30,000	Allied Group Ltd.	37,161
358,000	Allied Properties HK Ltd.	46,193
92,000	AMVIG Holdings Ltd.	53,182
142,000	Asia Financial Holdings Ltd.	40,309
34,000	Asia Satellite Telecommunications Holdings Ltd.	37,729
1,227,725	Asia Standard International Group Ltd.	6,495
900,000	Asian Union New Media Group Ltd.(b)	4,761
36,000	Associated International Hotels Ltd.(b)	43,200
340,000	Brilliance China Automotive Holdings Ltd.(b)	14,039
64,000	Cafe de Coral Holdings Ltd.	99,922
265,730	Champion Technology Holdings Ltd.	5,932
364,000	Chaoda Modern Agriculture (Holdings) Ltd.	248,458
70,000	Chen Hsong Holdings Ltd.	10,839
36,000	Chevalier International Holdings Ltd.	25,548
150,000	Chia Tai Enterprises International Ltd.(b)	1,123
225,000	China Aerospace International Holdings Ltd.(b)	8,710
68,000	China Agri-Industries Holdings Ltd.(b)	23,690
130,000	China Electronics Corp. Holdings Co. Ltd.(b)	4,948
245,000	China Everbright International Ltd.	20,548
174,000	China Foods Ltd.	44,903
228,000	China Gas Holdings Ltd.	18,240
63,000	China Green Holdings Ltd.	47,961
61,000	China Infrastructure Machinery Holdings Ltd.	23,691
97,000	China Insurance International Holdings Co. Ltd.	222,786
56,000	China Merchants Holdings International Co. Ltd.	130,064
190,000	China Pharmaceutical Group Ltd.	36,774
346,000	China Power International Development Ltd.	62,503
18,000	China Resources Land Ltd.	17,651
34,800	China Resources Logic Ltd.(b)	9,115
58,000	China Resources Power Holdings Co. Ltd.	107,617
210,000	China Seven Star Shopping Ltd.(b)	894

11

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

HONG KONG (continued)
480,000	China Solar Energy Holdings Ltd.(b)	$2,849
136,000	China State Construction International Holdings Ltd.	14,565
312,000	China Travel International Investment Hong Kong Ltd.	43,076
51,000	Chong Hing Bank Ltd.	62,976
52,000	Chow Sang Sang Holdings International Ltd.	22,880
350,000	Citic 21CN Co. Ltd.(b)	5,419
581,000	Citic Resources Holdings Ltd.(b)	42,731
48,000	Clear Media Ltd.(b)	8,671
600,000	CNPC (Hong Kong) Ltd.	178,838
286,000	Coastal Greenland Ltd.(b)	7,381
94,000	Comba Telecom Systems Holdings Ltd.	8,490
120,000	Cosco International Holdings Ltd.	20,903
44,000	Cross-Harbour Holdings Ltd.	33,099
420,000	Denway Investment Ltd.	101,341
33,550	Dickson Concepts International Ltd.	7,359
121,000	Digital China Holdings Ltd.	36,846
110,000	Dynasty Fine Wines Group Ltd.	14,052
168,234	EganaGoldpfeil Holdings Ltd.(b)(d)	14,327
162,000	Emperor International Holdings Ltd.	13,378
297,962	Enerchina Holdings Ltd.(b)	3,460
84,000	eSun Holdings Ltd.(b)	2,818
110,000	Extrawell Pharmaceutical Holdings Ltd.(b)(d)	27,961
224,116	Far East Consortium International Ltd.	24,291
162,000	First Pacific Co.	64,800
54,000	Fong’s Industries Co. Ltd.	9,755
36,000	Fosun International	7,200
118,000	Fountain Set (Holdings) Ltd.	3,563
39,000	FU JI Food and Catering Services Holdings Ltd.	20,129
98,000	Fubon Bank Hong Kong Ltd.	19,600
490,000	Geely Automobile Holdings Ltd.	18,335
170,000	Giordano International Ltd.	30,490
184,000	Global Bio-Chem Technology Group Co. Ltd.	24,929
116,000	Glorious Sun Enterprises Ltd.	25,744
320,000	Golden Resorts Group Ltd.	4,335
220,000	GOME Electrical Appliances Holdings Ltd.	42,580
44,000	Grande Holdings Ltd.	5,280
43,000	Great Eagle Holdings Ltd.	48,160
534,000	Guangdong Investment Ltd.	158,476
352,000	Guangzhou Investment Co. Ltd.	25,435
180,000	GZI Transportation Ltd.	46,451

Shares		Value

HONG KONG (continued)
40,000	Harbour Centre Development Ltd.	$28,903
16,000	Hengan International Group Co. Ltd.	43,974
66,000	Hi Sun Technology (China) Ltd.(b)	4,854
365,327	HKC Holdings Ltd.	19,798
159,600	HKR International Ltd.	38,716
56,000	Hong Kong Ferry (Holdings) Co. Ltd.	29,626
62,500	Hongkong & Shanghai Hotels (The)	58,145
191,700	Hongkong Chinese Ltd.	14,099
116,000	Hopson Development Holdings Ltd.	37,419
8,000	Hua Han Bio-Pharmaceutical Holdings Ltd.	774
59,631	Hung Hing Printing Group Ltd.	7,386
924,000	Hutchison Harbour Ring Ltd.	58,420
135,000	I-CABLE Communications Ltd.	7,839
40,000	Industrial and Commercial Bank of China Asia Ltd.	41,290
23,000	Integrated Distribution Services Group Ltd. - Series V	19,290
33,000	Jinhui Holdings Ltd.	2,470
25,500	Johnson Electric Holdings Ltd.	5,264
263,579	K Wah International Holdings Ltd.	31,629
40,500	Kingboard Chemical Holdings Ltd.	78,282
176,000	Kingboard Laminates Holdings Ltd.	42,694
190,000	Kingdee International Software Group Co. Ltd.	27,458
234,666	Kingway Brewery Holdings Ltd.(b)	13,474
1,072,000	Lai Sun Development Co. Ltd.(b)	4,703
69,600	Lee & Man Paper Manufacturing Ltd.	22,092
206,000	Lenovo Group Ltd.	60,338
88,000	Li Ning Co. Ltd.	105,713
61,500	Lifestyle International Holdings Ltd.	39,677
46,000	Liu Chong Hing Investment Ltd.	17,510
62,000	Lung Kee (Bermuda) Holdings Ltd.	19,520
52,000	Matsunichi Communication Holdings Ltd.(b)	24,155
12,000	Melco International Development	2,106
98,000	Midland Holdings Ltd.	39,326
440,000	Mingyuan Medicare
	Development Co. Ltd.	31,793
108,000	Minmetals Resources Ltd.	10,452
67,000	Miramar Hotel & Investment Co. Ltd.	41,496

12

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

HONG KONG (continued)
6,771,148	Nan Hai Corp. Ltd.(b)	$34,074
280,000	Natural Beauty Bio-Technology Ltd.	37,935
145,000	Neo-China Group Holdings Ltd.(d)	92,612
383,600	New World China Land Ltd.	64,345
162,000	Next Media Ltd.	26,965
170,000	Nine Dragons Paper Holdings Ltd.	28,297
242,000	Oriental Press Group Ltd.	21,233
305,668	Pacific Andes International Holdings Ltd.	18,932
275,000	Pacific Century Premium Developments Ltd.(b)	63,871
111,240	Paliburg Holdings Ltd.(d)	7,894
48,000	Peace Mark Holdings Ltd.(d)	9,290
200,000	Pico Far East Holdings Ltd.	12,645
19,800	Playmates Holdings Ltd.	2,964
192,000	Prime Success International Group Ltd.	37,904
80,000	Public Financial Holdings Ltd.	28,903
130,774	PYI Corp. Ltd.	4,168
44,000	Qin Jia Yuan Media Services Co. Ltd.	8,743
122,200	Regal Hotels International Holdings Ltd.(d)	22,705
56,000	Road King Infrastructure Ltd.	15,752
88,000	SA SA International Holdings Ltd.	13,172
26,000	SEA Holdings Ltd.	10,735
30,000	Shanghai Industrial Holdings Ltd.	46,451
252,000	Shanghai Petrochemical Co. Ltd.	46,498
8,000	Shaw Brothers (Hong Kong)	8,547
1,177,500	Shenzhen International Holdings Ltd.	38,743
28,000	Shenzhen Investment Ltd.	2,818
89,000	Shenzhou International Group Holdings Ltd.	12,402
538,000	Shougang Concord International Enterprises Co. Ltd.	43,040
34,000	Shui On Construction & Materials Ltd.	22,199
228,000	Shun Tak Holdings Ltd.	44,129
200,000	Silver Grant International Ltd.	13,161
2,330,000	Sino-I Technology Ltd.(b)	12,627
272,250	Sinolink Worldwide Holdings Ltd.	15,457
118,000	Sinopec Kantons Holdings Ltd.	11,419
158,000	Skyfame Realty Holdings Ltd.(b)	6,524
436,000	Skyworth Digital Holdings Ltd.	20,253
43,500	SmarTone Telecommunications Holding Ltd.	33,509
195,486	SRE Group Ltd.	9,585
306,000	Stone Group Holdings Ltd.(b)	9,437

Shares		Value

HONG KONG (continued)
1,900,000	Superb Summit International Timber Co. Ltd.(b)	$5,639
82,000	TAI Cheung Holdings Ltd.	22,748
69,000	Tan Chong International Ltd.	11,307
290,001	TCL Multimedia Technology Holdings Ltd.(b)	3,293
123,500	Techtronic Industries Co.	45,416
16,000	Television Broadcasts Ltd.	43,767
132,000	Texwinca Holdings Ltd.	61,316
82,800	Tian An China Investment Co. Ltd.	22,436
106,000	Tianjin Development Holdings Ltd.	28,859
420,000	Titan Petrochemicals Group Ltd.(b)	6,828
193,000	Towngas China Co. Ltd.(b)	37,355
228,000	TPV Technology Ltd.	44,129
50,000	Truly International Holdings Ltd.	21,677
45,000	Varitronix International Ltd.	9,523
136,000	Vitasoy International Holdings Ltd.	49,486
102,000	VST Holdings Ltd.(b)	5,462
17,000	VTech Holdings Ltd.	62,954
70,000	Wai Kee Holdings Ltd.	4,426
16,500	Wing Hang Bank Ltd.	76,432
29,000	Wing On Co. International Ltd.	29,935
1,800,000	Wonson International Holdings(b)	6,271
148,000	Xinyu Hengdeli Holdings Ltd.	26,353
80,000	Xiwang Sugar Holdings Co. Ltd.	9,600
30,000	Yip’s Chemical Holdings Ltd.	7,548

		5,391,427

HUNGARY — 0.0%
1,508	Danubius Hotel & Spa Plc(b)	38,848
344	EMASZ Rt	27,709
15,083	Fotex Plc(b)	27,040

		93,597

INDONESIA — 0.0%
770,000	Aneka Tambang Tbk PT	73,468
314,500	Apexindo Pratama Duta PT	68,526
1,594,500	Bank CIMB Niaga Tbk PT	68,754
3,011,250	Bank Pan Indonesia Tbk PT(b)	145,037
857,000	Berlian Laju Tanker Tbk PT	51,106
468,300	Bhakti Investama Tbk PT	9,452
479,000	Ciputra Surya Tbk PT(b)	8,130
363,000	Citra Marga Nusaphala Persada Tbk PT(b)	38,964
864,000	Energi Mega Persada Tbk PT(b)	27,743
1,307,500	Global Mediacom Tbk PT	35,986
19,000	Gudang Garam Tbk PT	7,495
1,339,000	Holcim Indonesia Tbk PT(b)	54,666
856,000	Indofood Sukses Makmur Tbk PT	85,600

13

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

INDONESIA (continued)
2,159,500	Kalbe Farma Tbk PT	$72,314
8,307,500	Kawasan Industri Jababeka Tbk PT(b)	40,394
2,167,500	Lippo Karawaci Tbk PT	121,300
1,284,300	Matahari Putra Prima Tbk PT	69,517
120,000	Medco Energi Internasional Tbk PT(b)	23,119
2,072,500	Panin Life Tbk PT(b)	15,401
1,254,500	Ramayana Lestari Sentosa Tbk PT	57,546
90,000	Semen Gresik Persero Tbk PT	24,771
125,500	Sinar Mas Agro Resources & Technology Tbk PT	16,465
180,500	Sumalindo Lestari Jaya Tbk PT(b)	3,974
896,000	Summarecon Agung Tbk PT	16,851
285,000	Timah Tbk PT	30,330

		1,166,909

IRELAND — 0.1%
42,220	AER Lingus(b)	57,847
19,916	DCC Plc	310,446
40,375	Dragon Oil Plc(b)(e)	103,949
8,026	Dragon Oil Plc(b)	20,664
71,260	Experian Plc	391,639
6,927	FBD Holdings Plc	101,531
78,374	Fyffes Plc	26,471
52,546	Glanbia Plc	200,918
40,953	Grafton Group Plc(b)	122,662
40,817	Greencore Group Plc	62,948
90,866	Independent News & Media Plc	74,121
6,355	Irish Continental Group Plc(b)	125,546
55,438	Irish Life & Permanemt Plc	162,515
126,231	Kenmare Resources Plc(b)	24,938
6,121	Kingspan Group Plc	35,809
32,800	McInerney Holdings Plc	10,033
9,316	Paddy Power Plc	158,514
13,296	Readymix Plc	7,287
48,645	United Drug Plc	189,102

		2,186,940

ISRAEL — 0.0%
14,254	Alvarion Ltd.(b)	47,462
11,336	AudioCodes Ltd.(b)	20,286
6,387	Azorim-Investment Development & Construction Co. Ltd.	28,866
6,797	Blue Square-Israel Ltd.	48,613
26,704	Clal Industries & Investments	70,451
3,693	Danya Cebus Ltd.(b)	6,355
13,567	Delek Automotive Systems Ltd.	83,630
10,104	Direct Insurance Financial Investments Ltd.	16,224
5,168	Elbit Imaging Ltd.	72,338
686	Electra (Israel) Ltd.	52,369
4,847	Elron Electronic Industries Ltd.(b)	11,175

Shares		Value

ISRAEL (continued)
1,541	FMS Enterprises Migun Ltd.	$34,927
14,655	Frutarom	105,445
3,086	Hot Telecommunication System(b)	18,142
51,102	Housing & Construction Holdings Ltd.(b)	51,955
5,109	Israel Petrochemical Enterprises Ltd.(b)	10,329
5,206	Ituran Location & Control Ltd.	36,085
2,244	Koor Industries Ltd.	75,384
833	Property & Building Corp. Ltd.	33,597
5,150	RADVision Ltd.(b)	24,981
7,800	Retalix Ltd.(b)	57,928
6,910	Scailex Corp. Ltd.	46,203
30,677	Shufersal Ltd.	128,158
8,297	Union Bank of Israel(b)	24,902

		1,105,805

ITALY — 0.2%
18,506	A2A SpA	33,611
12,923	ACEA SpA	168,004
4,493	AcegasAps SpA	30,866
4,777	Actelios SpA	22,147
18,355	Aedes SpA(b)	12,048
8,744	Alleanza Assicurazioni SpA	57,952
20,522	Amplifon SpA	31,885
11,153	Ansaldo STS SpA	142,151
19,817	Arnoldo Mondadori Editore SpA	69,396
11,747	Astaldi SpA	49,932
18,427	Autogrill SpA	146,671
23,598	Azimut Holding SpA	134,143
24,348	Banca Carige SpA	51,701
47,864	Banca Finnat Euramerica SpA	33,510
4,279	Banca Generali SpA	19,361
13,083	Banca Intermobiliare SpA	50,025
18,260	Banca Italease SpA(b)	87,566
14,252	Banca Popolare dell’Etruria e del Lazio	92,641
2,758	Banca Popolare di Milano	15,994
16,395	Banca Profilo SpA	12,460
10,603	Banco di Desio e della Brianza SpA	60,915
13,502	Benetton Group SpA	94,822
2,727	Biesse SpA	17,483
868	Bonifica Ferraresi e Imprese Agricole SpA.	32,382
6,562	Brembo SpA	48,425
27,188	Bulgari SpA	202,024
10,024	Caltagirone Editore SpA	29,513
9,158	Caltagirone SpA	34,025
7,938	Carraro SpA	29,543
15,854	Cementir Holding SpA	49,608
89,347	Compagnie Industriali Riunite SpA	95,088
14,047	Credito Artigiano SpA	37,616
3,443	Credito Bergamasco SpA	101,720

14

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

ITALY (continued)
11,534	Credito Emiliano SpA	$73,503
4,901	Danieli & Co. SpA	60,592
28,798	Davide Campari-Milano SpA	199,673
11,715	De’Longhi SpA	28,116
2,171	DiaSorin SpA	39,763
1,000	Digital Multimedia Technologies SpA(b)	22,649
9,537	ERG SpA	126,416
3,739	ERGO Previdenza SpA	20,825
4,260	Esprinet SpA	14,171
3,761	Fastweb(b)	66,487
2,543	Fiera Milano SpA(b)	15,914
562	Finmeccanica SpA	6,934
83,770	Gemina SpA(b)	48,366
14,079	Geox SpA	103,270
12,205	Gewiss SpA	49,157
2,618	GranitiFiandre SpA	12,419
198	GreenergyCapital SpA(b)	124
34,089	Gruppo Editoriale L’Espresso SpA	50,617
76,999	Hera SpA	169,290
26,489	Immobiliare Grande Distribuzione	35,450
45,336	IMMSI SpA	39,899
52,361	Impregilo SpA(b)	138,145
6,730	Indesit Co. SpA	54,469
3,035	Industria Macchine Automatiche SpA	57,212
43,925	Intek SpA	21,274
6,000	Interpump Group SpA	34,031
67,845	Iride SpA	105,063
9,136	Italcementi SpA	105,497
1,246	Italmobiliare SpA	50,755
11,320	Juventus Football Club SpA(b)	10,819
19,815	KME Group	12,325
87	Lottomatica SpA	2,024
1,779	Mariella Burani SpA	23,445
5,000	MARR SpA	26,941
22,672	Mediaset SpA	122,666
4,639	Mediolanum	17,989
14,814	Meliorbanca SpA	54,000
44,262	Milano Assicurazioni SpA	143,574
5,000	Panariagroup Industrie Ceramiche SpA	14,632
65,709	Parmalat SpA	114,737
4,609	Permasteelisa SpA	66,674
19,927	Piaggio & C SpA	35,557
36,614	Piccolo Credito Valtellinese Scarl	275,332
83,795	Pirelli & C SpA	29,370
45,883	Premafin Finanziaria SpA	80,703
5,185	Prysmian SpA	62,451
521	Realty Vailog SpA(b)	1,328
21,864	Recordati SpA	102,898
18,894	Risanamento SpA(b)	10,355
1,433	Sabaf SpA	29,479

Shares		Value

ITALY (continued)
1,068	SAES Getters SpA	$11,094
13,191	Saras SpA	46,235
2,000	SAVE SpA	11,783
11,160	Societa Cattolica di Assicurazioni SCRL	405,384
9,046	Societa Iniziative Autostradali e
	Servizi SpA	58,686
41,186	Societa Partecipazioni
	Finanziarie SpA(b)	9,402
3,079	Socotherm SpA(b)	8,712
10,367	Sogefi SpA	16,847
12,888	SOL SpA	47,160
45,647	Sorin SpA(b)	31,591
333,382	Telecom Italia Media SpA(b)	41,216
67,888	Terna Rete Elettrica Nazionale SpA	218,480
60,560	Tiscali SpA(b)	52,680
2,530	Tod’s SpA	104,768
4,797	Trevi Finanziaria SpA	55,393
38,207	Unipol Gruppo Finanziario SpA	67,202
5,718	Vianini Lavori SpA	33,889
3,570	Vittoria Assicurazioni SpA	40,728

		6,343,858

JAPAN — 1.9%
100,000	77 Bank Ltd. (The)	459,852
22,000	Achilles Corp.	28,809
16,000	ADEKA Corp.	99,401
3,000	Advan Co. Ltd.	12,364
10	Advance Residence Investment Corp.	24,261
1,500	Aeon Delight Co. Ltd.	36,545
2,448	Aeon Fantasy Co. Ltd.	17,644
3,000	Ahresty Corp.	16,140
6,400	Ai Holdings Corp.	18,776
12,000	Aica Kogyo Co. Ltd.	104,152
1,100	Aichi Bank Ltd. (The)	79,058
13,200	Aichi Corp.	46,363
20,000	Aichi Machine Industry Co. Ltd.	39,184
19,000	Aichi Steel Corp.	65,191
9,000	Aida Engineering Ltd.	32,433
2,600	Aiphone Co. Ltd.	41,094
7,000	Air Water, Inc.	64,450
9,000	Airport Facilities Co. Ltd.	47,965
7,300	Aisan Industry Co. Ltd.	45,870
15,000	Akebono Brake Industry Co. Ltd.	86,184
35,000	Akita Bank Ltd. (The)	144,249
11,900	Allied Telesis Holdings KK(b)	4,711
4,000	Aloka Co. Ltd.	32,525
1,900	Alpha Systems, Inc.	36,511
5,800	Alpine Electronics, Inc.	50,222
32,800	Alps Electric Co. Ltd.	175,471
3,000	Alps Logistics Co. Ltd.	30,454
77,000	Amada Co. Ltd.	346,269
11,000	Amano Corp.	72,470

15

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
14,000	Ando Corp.	$19,612
8,000	Anest Iwata Corp.	28,586
24,000	Anritsu Corp.	57,253
3,200	AOC Holdings, Inc.	17,281
2,100	AOI Electronic Co. Ltd.	13,430
4,600	AOKI Holdings, Inc.	46,135
30,000	Aomori Bank Ltd. (The)	123,642
10,900	Aoyama Trading Co. Ltd.	125,033
54,000	Aozora Bank Ltd.	44,402
4,700	Ariake Japan Co. Ltd.	75,813
2,700	Arisawa Manufacturing Co. Ltd.	8,853
2,000	Art Corp.	15,288
3,190	As One Corp.	63,308
15,000	Asahi Diamond Industrial Co. Ltd.	69,891
12,000	Asahi Organic Chemicals Industry Co. Ltd.	33,621
4,350	Asahi Pretec Corp.	39,830
20,000	Asahi TEC Corp.(b)	7,918
1,900	Asatsu-DK, Inc.	41,950
7,000	Asics Corp.	43,488
4,000	ASKA Pharmaceutical Co. Ltd.	29,601
7,000	Asunaro Aoki Construction Co. Ltd.	31,266
41,000	Atsugi Co. Ltd.	42,869
6,300	Autobacs Seven Co. Ltd.	132,702
3,600	Avex Group Holdings, Inc.	27,883
24,000	Awa Bank Ltd. (The)	147,883
18,000	Bando Chemical Industries Ltd.	42,940
900	Bank of Ikeda Ltd. (The)(b)	35,814
2,600	Bank of Iwate Ltd. (The)	160,207
26,000	Bank of Nagoya Ltd. (The)	153,609
2,600	Bank of Okinawa Ltd. (The)	81,027
24,000	Bank of Saga Ltd. (The)	76,500
5,000	Bank of the Ryukyus Ltd.	41,569
5,900	Belluna Co. Ltd.	15,871
11,000	Best Denki Co. Ltd.	31,936
4,000	Bookoff Corp.	26,596
19,100	Brother Industries Ltd.	127,967
8,000	Bunka Shutter Co. Ltd.	30,210
3,600	CAC Corp.	28,395
16,000	Calsonic Kansei Corp.	27,124
4,500	Canon Electronics, Inc.	66,237
7,000	Canon Finetech, Inc.	67,506
6,200	Canon Marketing Japan, Inc.	102,714
19,200	Casio Computer Co. Ltd.	120,841
3,500	Cawachi Ltd.	54,644
13,000	Central Finance Co. Ltd.(b)	19,267
35,000	Central Glass Co. Ltd.	108,720
7,800	Century Leasing System, Inc.	50,279
8,500	Chiba Kogyo Bank Ltd. (The)(b)	95,777
170,000	Chichibu Cement Corp.	193,280
7,500	Chiyoda Co. Ltd.	97,757
3,400	Chofu Seisakusho Co. Ltd.	72,825
20,000	Chori Co. Ltd.(b)	20,099

Shares		Value

JAPAN (continued)
5,500	Chudenko Corp.	$81,515
14,000	Chuetsu Pulp & Paper Co. Ltd.	22,739
17,000	Chugai Ro Co. Ltd.	45,904
8,000	Chugoku Marine Paints Ltd.	39,874
34,000	Chukyo Bank Ltd. (The)	116,658
9,000	Chuo Spring Co. Ltd.	27,957
2,400	Circle K Sunkus Co. Ltd.	40,467
13,000	CKD Corp.	42,889
5,000	Cleanup Corp.	16,445
7,000	CMK Corp.	22,312
14	Coca-Cola Central Japan Co. Ltd.	90,955
2,090	Cocokara Fine Holdings, Inc.(b)	22,447
9,000	Colowide Co. Ltd.	45,407
8,000	Commuture Corp.	38,412
12,000	COMSYS Holdings Corp.	83,809
4,400	Corona Corp.	37,296
6,600	Cosel Co. Ltd.	54,269
116,000	Cosmo Oil Co. Ltd.	239,042
18	Creed Corp.	2,825
13,758	CSK Holdings Corp.	112,706
6,500	Culture Convenience Club Co. Ltd.	42,097
23,000	Dai Nippon Toryo Co. Ltd.	21,947
43,000	Daicel Chemical Industries Ltd.	153,649
9,000	Dai-Dan Co. Ltd.	38,372
7,000	Daido Metal Co. Ltd.	15,704
7,000	Daidoh Ltd.	79,941
4,100	Daiei, Inc. (The)(b)	19,478
17,000	Daifuku Co. Ltd.	89,565
18,000	Daihen Corp.	41,113
10,000	Daiichi Jitsugyo Co. Ltd.	28,017
23,000	Daiken Corp.	43,894
2,500	Daikoku Denki Co. Ltd.	25,251
23,000	Daikyo, Inc.	23,581
5,000	Daimei Telecom Engineering Corp.	34,870
16,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	44,341
25,000	Dainippon Screen Manufacturing Co. Ltd.	52,279
13,000	Daio Paper Corp.	97,259
28,000	Daisan Bank Ltd. (The)	99,198
4,910	Daiseki Co. Ltd.	110,401
46,000	Daishi Bank Ltd. (The)	176,510
13,000	Daiso Co. Ltd.	33,256
2,600	Daisyo Corp.	32,569
8,000	Daiwa Industries Ltd.	21,115
23,000	Daiwa Seiko, Inc.	31,987
15,000	Daiwabo Co. Ltd.	32,586
16,260	DCM Japan Holdings Co. Ltd.	117,192
48,000	Denki Kagaku Kogyo KK	103,299
17,000	Denki Kogyo Co. Ltd.	101,990
4,000	Denyo Co. Ltd.	25,094

16

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
11,000	Descente Ltd.	$43,326
49,000	DIC Corp.	77,596
1,100	Disco Corp.	25,738
1,000	Don Quijote Co. Ltd.	17,917
3,150	Doshisha Co. Ltd.	34,982
6,274	Doutor Nichires Holdings Co. Ltd.	96,616
3,400	DTS Corp.	27,370
3,100	Dydo Drinco, Inc.	74,109
400	eAccess Ltd.	183,738
8,000	Eagle Industry Co. Ltd.	25,825
19	eASSET Investment Corp.	20,637
76,000	Ebara Corp.	147,356
8,700	EDION Corp.	57,759
21,000	Ehime Bank Ltd. (The)	69,922
32,000	Eighteenth Bank Ltd. (The)	94,204
4,000	Eiken Chemical Co. Ltd.	24,038
2,700	Eizo Nanao Corp.	41,853
4,300	Enplas Corp.	34,004
8,000	Epson Toyocom Corp.	14,049
4,000	ESPEC Corp.	25,459
900	Exedy Corp.	12,562
4,000	Ezaki Glico Co. Ltd.	39,752
11,900	Fancl Corp.	147,980
22,000	FDK Corp.(b)	18,313
4,000	Foster Electric Co. Ltd.	41,376
2,900	FP Corp.	100,091
33,000	France Bed Holdings Co. Ltd.	35,844
5,300	Fuji Co. Ltd.	89,580
17,000	Fuji Fire & Marine Insurance Co. Ltd. (The)	33,306
19,000	Fuji Kyuko Co. Ltd.	82,164
14,900	Fuji Oil Co. Ltd.	169,404
3,800	FUJI SOFT, Inc.	63,147
3,600	Fujicco Co. Ltd.	41,661
5,000	Fujikura Kasei Co. Ltd.	25,835
65,000	Fujikura Ltd.	181,454
13,000	Fujita Kanko, Inc.	81,027
15,000	Fujitec Co. Ltd.	52,228
5,400	Fujitsu Business Systems Ltd.	75,757
3,700	Fujitsu Frontech Ltd.	26,292
18,000	Fujitsu General Ltd.	36,910
23,000	Fujiya Co. Ltd.(b)	28,017
6,000	Fukuda Corp.	11,451
34,000	Fukui Bank Ltd. (The)	113,207
32,000	Fukushima Bank Ltd. (The)	22,414
24,000	Fukuyama Transporting Co. Ltd.	101,106
200	Funai Electric Co. Ltd.	2,540
58,000	Furukawa Co. Ltd.	55,345
2,000	Furusato Industries Ltd.	16,486
18,000	Fuso Pharmaceutical Industries Ltd.	53,538
6,300	Futaba Corp.	93,819
1,800	Fuyo General Lease Co. Ltd.	25,197
15,000	Gakken Co. Ltd.	25,886

Shares		Value

JAPAN (continued)
6,900	Gecoss Corp.	$30,399
2,300	Glory Ltd.	32,524
27,000	Godo Steel Ltd.	69,343
170	Goodwill Group, Inc. (The)(b)	2,000
21	Green Hospital Supply, Inc.(b)	6,971
64,000	GS Yuasa Corp.	158,522
610	Gulliver International Co. Ltd.	9,264
8,000	Gun-Ei Chemical Industry Co. Ltd.	16,080
62,000	Gunma Bank Ltd. (The)	309,654
27,000	Gunze Ltd.	87,981
2,900	H.I.S. Co. Ltd.	41,332
21,000	H2O Retailing Corp.	128,119
2,100	Hakuhodo Dy Holdings, Inc.	94,650
2,900	Hakuto Co. Ltd.	19,106
3,100	Hamamatsu Photonics KK	67,815
44,000	Hanwa Co. Ltd.	113,450
2,000	Happinet Corp.	24,140
800	Heiwa Corp.	5,449
9,000	Heiwado Co. Ltd.	132,108
7,000	Hibiya Engineering Ltd.	55,071
29,000	Higashi-Nippon Bank Ltd. (The)	88,905
30,000	Higo Bank Ltd. (The)	163,537
3,700	Hikari Tsushin, Inc.	54,461
55,000	Hino Motors Ltd.	123,947
28,000	Hiroshima Bank Ltd. (The)	101,756
32,000	Hitachi Cable Ltd.	66,592
8,500	Hitachi Chemical Co. Ltd.	85,423
5,600	Hitachi High-Technologies Corp.	89,364
5,700	Hitachi Information Systems Ltd.	104,268
8,600	Hitachi Koki Co. Ltd.	64,603
13,000	Hitachi Kokusai Electric, Inc.	61,364
8,500	Hitachi Maxell Ltd.	59,710
8,000	Hitachi Medical Corp.	63,912
31,000	Hitachi Plant Technologies Ltd.(b)	80,560
5,400	Hitachi Software Engineering Co. Ltd.	74,770
4,000	Hitachi Systems & Services Ltd.	45,640
4,500	Hitachi Tool Engineering Ltd.	38,829
13,000	Hitachi Transport System Ltd.	170,764
94,500	Hitachi Zosen Corp.(b)	78,662
12,000	Hodogaya Chemical Co. Ltd.	18,760
1,800	Hogy Medical Co. Ltd.	98,670
6,000	Hokkaido Coca-Cola Bottling Co. Ltd.	30,454
44,000	Hokkoku Bank Ltd. (The)	163,029
49,000	Hokuetsu Bank Ltd. (The)	106,943
28,000	Hokuetsu Paper Mills Ltd.	102,893
12,000	Hokuriku Electric Industry Co.Ltd.	18,638
4,400	Hokuto Corp.	115,237
4,300	Horiba Ltd.	62,071

17

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
15,700	Hosiden Corp.	$158,259
4,000	Hosokawa Micron Corp.	14,861
5,300	House Foods Corp.	84,953
35,000	Hyakugo Bank Ltd. (The)	194,346
37,000	Hyakujushi Bank Ltd. (The)	182,540
3,500	IBJ Leasing Co. Ltd.	41,818
1,000	Ichikoh Industries Ltd.	1,766
10,000	Ichiyoshi Securities Co. Ltd.	78,469
1,900	Icom, Inc.	36,434
5,000	Idec Corp.	49,031
4,700	Idemitsu Kosan Co. Ltd.	266,704
108,000	IHI Corp.	128,271
13,000	Iino Kaiun Kaisha Ltd.	64,795
2,800	Imasen Electric Industrial	21,062
3,100	Inaba Denki Sangyo Co. Ltd.	75,525
1,600	Inaba Seisakusho Co. Ltd.	16,404
12,000	Inabata & Co. Ltd.	44,828
8,000	Inageya Co. Ltd.	71,465
9,500	Ines Corp.	46,579
3,000	Information Services International-Dentsu Ltd.	18,668
1,451	Invoice, Inc.	11,018
4,000	Ise Chemical Corp.	15,755
41,000	Iseki & Co. Ltd.(b)	66,176
56,000	Ishihara Sangyo Kaisha Ltd.(b)	43,772
11,610	IT Holdings Corp.(b)	121,392
2,500	Ito En Ltd.	39,463
12,800	Itochu Enex Co. Ltd.	63,669
200	Itochu Techno-Science Corp.	4,578
2,300	Itochu-Shokuhin Co. Ltd.	78,215
32,000	Itoham Foods, Inc.	97,127
6,000	Itoki Corp.	18,881
10,000	Iwasaki Electric Co. Ltd.	11,978
40,000	IWATANI Corp.	90,549
3,000	Izumi Co. Ltd.	38,433
11,000	Izumiya Co. Ltd.	65,100
2,200	Jalux, Inc.	27,983
4,000	Jamco Corp.	20,302
3,000	Japan Aviation Electronics Industry Ltd.	11,298
3,300	Japan Cash Machine Co. Ltd.	27,804
4,500	Japan Digital Laboratory Co. Ltd.	42,346
21	Japan Excellent, Inc.	69,069
3,800	Japan General Estate Co. Ltd. (The)	8,178
10	Japan Hotel and Resort, Inc.	11,735
1,800	Japan Petroleum Exploration Co.	67,973
26,000	Japan Pulp & Paper Co. Ltd.	86,306
21,000	Japan Radio Co. Ltd.	36,027
7,000	Japan Transcity Corp.	24,871
8,000	Japan Vilene Co. Ltd.	33,621
12,000	Japan Wool Textile Co. Ltd. (The)	88,803
15,000	Jeol Ltd.	41,569

Shares		Value

JAPAN (continued)
33,000	JFE Shoji Holdings, Inc.	$101,167
21,000	J-Oil Mills, Inc.	83,991
5,400	Joint Corp.	7,236
10,000	Joshin Denki Co. Ltd.	92,275
5,200	JSP Corp.	35,895
30,000	JTEKT Corp.	224,140
23,000	Juki Corp.	34,788
46,000	Juroku Bank Ltd. (The)	166,237
135,000	JVC KENWOOD Holdings, Inc.(b)	72,632
2,000	Kabuki-Za Co. Ltd.	89,331
3,200	Kadokawa Group Holdings, Inc.	57,886
4,800	Kaga Electronics Co. Ltd.	49,213
16,000	Kagawa Bank Ltd. (The)	87,869
2,800	Kagome Co. Ltd.	44,909
27,000	Kagoshima Bank Ltd. (The)	168,562
34	Kakaku.Com, Inc.	98,469
19,000	Kaken Pharmaceutical Co. Ltd.	156,614
5,000	Kameda Seika Co. Ltd.	62,582
7,000	Kamei Corp.	27,642
22,000	Kamigumi Co. Ltd.	174,642
14,000	Kanagawa Chuo Kotsu Co. Ltd.	69,638
15,000	Kandenko Co. Ltd.	77,962
1,000	Kaneka Corp.	4,619
71,000	Kanematsu Corp.(b)	55,497
18,000	Kansai Paint Co. Ltd.	97,939
12,000	Kanto Auto Works Ltd.	143,254
10,000	Kanto Denka Kogyo Co. Ltd.	23,449
7,000	Kanto Natural Gas Development Ltd.	44,554
10,700	Kanto Tsukuba Bank Ltd. (The)	45,728
8,000	Kasumi Co. Ltd.	43,772
4,000	Katakura Industries Co. Ltd.	39,712
5,000	Kato Sangyo Co. Ltd.	62,430
30,000	Kayaba Industry Co. Ltd.	57,253
12,000	Keihin Co. Ltd. (The)	15,592
9,300	Keihin Corp.	81,473
18,000	Keisei Electric Railway Co. Ltd.	86,793
18,000	Keiyo Bank Ltd. (The)	79,302
7,900	Keiyo Co. Ltd.	40,739
56	Kenedix, Inc.	8,203
2,000	Kentucky Fried Chicken Japan Ltd.	34,514
2,900	KEY Coffee, Inc.	45,718
4,700	Kikkoman Corp.	46,232
21,000	Kinden Corp.	172,673
2,900	Kintetsu World Express, Inc.	41,361
2,600	Kisoji Co. Ltd.	50,965
7,000	Kissei Pharmaceutical Co. Ltd.	158,461
1,800	Kita-Nippon Bank Ltd. (The)	46,412
14,000	Kitz Corp.	40,788
82,000	Kiyo Holdings, Inc.	130,687
7,300	Koa Corp.	37,052
9,000	Koatsu Gas Kogyo Co. Ltd.	46,594

18

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
1,300	Kobayashi Pharmaceutical Co. Ltd.	$41,437
7,300	Koei Co. Ltd.	78,032
3,000	Kohnan Shoji Co. Ltd.	32,342
15,000	Koito Manufacturing Co. Ltd.	114,811
5,600	Kojima Co. Ltd.	20,920
15,800	Kokuyo Co. Ltd.	110,188
8,000	Komatsu Seiren Co. Ltd.	31,347
2,600	Komeri Co. Ltd.	57,669
10,900	Komori Corp.	122,267
3,410	Konaka Co. Ltd.	10,558
1,500	Kose Corp.	38,448
14,000	Krosaki Harima Corp.	21,744
6,240	K’s Holdings Corp.	101,984
15,000	Kumagai Gumi Co. Ltd.	6,243
47,000	Kurabo Industries Ltd.	65,841
34,000	KUREHA Corp.	148,066
17,000	Kurimoto Ltd.(b)	11,390
4,700	Kuroda Electric Co. Ltd.	35,879
16,000	Kyodo Printing Co. Ltd.	36,382
6,300	Kyokuto Kaihatsu Kogyo Co. Ltd.	26,476
18,000	Kyokuyo Co. Ltd.	32,707
2,400	Kyoritsu Maintenance Co. Ltd.	30,892
12,000	Kyowa Exeo Corp.	115,968
14,000	Kyudenko Corp.	98,772
4	LCP Investment Corp.	1,992
7,000	Leopalace21 Corp.	51,304
8,500	Life Corp.	155,055
1,400	Lintec Corp.	16,017
700	Mabuchi Motor Co. Ltd.	27,144
2,500	Macnica, Inc.	25,124
30,000	Maeda Corp.	80,398
14,000	Maeda Road Construction Co. Ltd.	99,198
2,200	Maezawa Kasei Industries Co. Ltd.	21,707
2,600	Maezawa Kyuso Industries Co. Ltd.	31,408
18,000	Makino Milling Machine Co. Ltd.	51,162
3,300	Mandom Corp.	88,103
2,900	Mars Engineering Corp.	59,613
4,900	Marubun Corp.	18,354
17,000	Marudai Food Co. Ltd.	40,727
27,000	Maruetsu, Inc. (The)(b)	141,975
69,910	Maruha Nichiro Holdings, Inc.	105,032
39,500	Marui Group Co. Ltd.	234,570
3,100	Maruichi Steel Tube Ltd.	69,389
14,000	Marusan Securities Co. Ltd.	65,943
1,900	Maruwa Co. Ltd.	19,133
17,000	Maruzen Co. Ltd.(b)	11,562
11,000	Maruzen Showa Unyu Co. Ltd.	39,306
8,000	Matsuya Co. Ltd.	167,293
2,800	Matsuya Foods Co. Ltd.	33,426
8,000	Max Co. Ltd.	71,708

Shares		Value

JAPAN (continued)
2,800	MEC Co. Ltd.	$14,041
3,500	Megachips Corp.	39,544
41,000	Meidensha Corp.	64,095
13,000	Meiji Seika Kaisha Ltd.	52,259
800	Meitec Corp.	15,674
5,000	Meito Sangyo Co. Ltd.	84,509
4,800	Meiwa Estate Co. Ltd.	21,342
31,000	Mercian Corp.	61,679
26,000	Michinoku Bank Ltd. (The)	54,370
10,000	Mikuni Coca-Cola Bottling Co. Ltd.	95,219
1,680	Milbon Co. Ltd.	40,930
2,700	Mimasu Semiconductor Industry Co. Ltd.	24,147
55,000	Minato Bank Ltd. (The)	66,998
2,200	Ministop Co. Ltd.	40,601
1,500	Miraca Holdings, Inc.	23,769
4,000	Misawa Homes Co. Ltd.(b)	10,923
3,200	MISUMI Group, Inc.	48,466
13,000	Mito Securities Co. Ltd.	42,625
8,000	Mitsuba Corp.	39,874
33,000	Mitsubishi Cable Industries Ltd.	31,489
4,000	Mitsubishi Gas Chemical Co. Inc.	14,415
18,000	Mitsubishi Logistics Corp.	159,334
69,000	Mitsubishi Paper Mills Ltd.	98,061
6,000	Mitsubishi Pencil Co. Ltd.	73,272
18,000	Mitsubishi Steel Manufacturing Co. Ltd.	49,701
16,000	Mitsuboshi Belting Co. Ltd.	65,293
7,000	Mitsui Engineering & Shipbuilding Co. Ltd.	9,522
4,000	Mitsui High-Tec, Inc.	21,845
8,000	Mitsui Home Co. Ltd.	33,134
18,000	Mitsui Matsushima Co. Ltd.	27,226
57,000	Mitsui Mining & Smelting Co. Ltd.	101,837
30,000	Mitsui Mining Co. Ltd.	55,730
21,000	Mitsui Sugar Co. Ltd.	72,906
25,000	Mitsui-Soko Co. Ltd.	108,618
6,000	Mitsumura Printing Co. Ltd.	19,064
14,000	Mitsuuroko Co. Ltd.	89,250
6,100	Miura Co. Ltd.	122,669
27,000	Miyazaki Bank Ltd. (The)	86,062
14,000	Miyoshi Oil & Fat Co. Ltd.	17,338
23,000	Mizuno Corp.	95,026
14,000	Mochida Pharmaceutical Co. Ltd.	130,180
4,700	Modec, Inc.	72,139
85	Monex Group, Inc.	27,396
14,500	Mori Seiki Co. Ltd.	120,257
43,000	Morinaga & Co. Ltd.	84,682
31,000	Morinaga Milk Industry Co. Ltd.	99,442
8,000	Morita Corp.	33,215
8,000	MOS Food Services, Inc.	100,619
4,200	Moshi Moshi Hotline, Inc.	97,635

19

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
2,000	Musashino Bank Ltd. (The)	$59,182
7,000	Nabtesco Corp.	41,996
33,000	Nachi-Fujikoshi Corp.	65,993
16,000	Nagano Bank Ltd. (The)	34,108
18,000	Nagase & Co. Ltd.	153,670
7,000	Nagatanien Co. Ltd.	58,552
18,000	Nagoya Railroad Co. Ltd.	55,548
9,000	Nakamuraya Co. Ltd.	41,113
21,000	Nakayama Steel Works Ltd.	52,655
4,200	Namco Bandai Holdings, Inc.	42,550
17,000	Nanto Bank Ltd. (The)	88,011
3,900	NEC Fielding Ltd.	39,550
1,600	NEC Leasing Ltd.	13,984
2,600	NEC Mobiling Ltd.	35,895
5,300	NEC Networks & System Integration Corp.	59,236
12,000	NEC Tokin Corp.(b)	30,697
43	NET One Systems Co. Ltd.	68,880
5,000	Neturen Co. Ltd.	29,286
5,000	New Japan Radio Co. Ltd.	9,085
13,000	NGK Spark Plug Co. Ltd.	121,541
22,000	NHK Spring Co. Ltd.	86,428
26,000	Nice Holdings, Inc.	42,493
9,000	Nichia Steel Works Ltd.	21,927
21,000	Nichias Corp.	47,751
11,500	Nichicon Corp.	70,511
2,900	Nichiha Corp.	14,896
4,000	Nichii Gakkan Co.	37,275
3,100	Nidec Copal Corp.	27,881
4,000	Nidec Sankyo Corp.	18,272
2,800	Nidec Tosok Corp.	22,824
10,000	Nifco, Inc.	142,727
3,900	Nihon Dempa Kogyo Co. Ltd.	48,260
2,200	Nihon Eslead Corp.	11,166
8,000	Nihon Kohden Corp.	132,778
10,000	Nihon Nohyaku Co. Ltd.	52,787
11,000	Nihon Parkerizing Co. Ltd.	127,185
8,000	Nihon Unisys Ltd.	75,688
15,000	Nihon Yamamura Glass Co. Ltd.	29,692
8,000	Nikkiso Co. Ltd.	39,468
14,000	Nippo Corp.	81,718
20	Nippon Accommodations Fund, Inc.	96,234
28,000	Nippon Beet Sugar Manufacturing Co. Ltd.	59,405
21,000	Nippon Carbon Co. Ltd.	47,965
3,000	Nippon Ceramic Co. Ltd.	30,697
16,000	Nippon Chemical Industrial Co. Ltd.	27,611
27,000	Nippon Chemi-Con Corp.	50,980
7,000	Nippon Chemiphar Co. Ltd.	23,236
13,000	Nippon Denko Co. Ltd.	58,065
8,000	Nippon Densetsu Kogyo Co. Ltd.	69,678
22,000	Nippon Flour Mills Co. Ltd.	100,051

Shares		Value

JAPAN (continued)
8,000	Nippon Gas Co. Ltd.	$84,864
3,400	Nippon Kanzai Co. Ltd.	58,053
15,000	Nippon Kasei Chemical Co. Ltd.	18,729
19,000	Nippon Kayaku Co. Ltd.	84,286
13,000	Nippon Koei Co. Ltd.	27,053
10,000	Nippon Konpo Unyu Soko Co. Ltd.	97,757
26,000	Nippon Koshuha Steel Co. Ltd.	25,338
22,000	Nippon Light Metal Co. Ltd.	20,323
30,000	Nippon Metal Industry Co. Ltd.	40,199
23,000	Nippon Paint Co. Ltd.	86,387
247	Nippon Parking Development Co. Ltd.	8,625
18,000	Nippon Road Co. Ltd. (The)	18,455
10,000	Nippon Seiki Co. Ltd.	64,968
13,000	Nippon Shinyaku Co. Ltd.	127,347
14,000	Nippon Shokubai Co. Ltd.	79,728
14,000	Nippon Signal Co. Ltd. (The)	58,837
31,000	Nippon Soda Co. Ltd.	85,281
39,200	Nippon Suisan Kaisha Ltd.	95,901
18,000	Nippon Synthetic Chemical Industry Co. Ltd. (The)	40,930
16,000	Nippon Thompson Co. Ltd.	78,774
11,000	Nippon Valqua Industries Ltd.	24,454
20,000	Nippon Yakin Kogyo Co. Ltd.	54,208
10,000	Nipro Corp.	152,370
41,000	Nishimatsu Construction Co. Ltd.	83,656
11,400	Nishimatsuya Chain Co. Ltd.	113,641
112,000	Nishi-Nippon City Bank Ltd. (The)	238,757
16,000	Nishi-Nippon Railroad Co. Ltd.	58,471
15,000	Nissan Shatai Co. Ltd.	95,929
28,000	Nissay Dowa General Insurance Co. Ltd.	121,937
6,800	Nissei Corp.	46,249
7,900	Nissen Holdings Co. Ltd.	29,111
1,300	Nisshin Fudosan Co. Ltd.	2,969
10,000	Nisshin Oillio Group Ltd. (The)	46,696
158,000	Nisshin Steel Co. Ltd.	206,903
28,000	Nisshinbo Industries, Inc.	158,603
17,000	Nissin Corp.	47,975
6,500	Nissin Kogyo Co. Ltd.	58,593
5,000	Nitta Corp.	55,172
10,000	Nittetsu Mining Co. Ltd.	25,175
55,000	Nitto Boseki Co. Ltd.	79,840
7,900	Nitto Kogyo Corp.	67,684
4,400	Nitto Kohki Co. Ltd.	79,058
6,000	Nitto Seiko Co. Ltd.	17,846
34,000	NOF Corp.	93,188
23,700	NOK Corp.	222,060
10,000	Nomura Co. Ltd.	34,311
28,000	Noritake Co. Ltd.	79,870
2,200	Noritsu Koki Co. Ltd.	15,834
9,000	Noritz Corp.	94,011

20

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
10,600	NSD Co. Ltd.	$77,474
27,000	NSK Ltd.	107,441
3,000	NTN Corp.	10,963
320	Obic Co. Ltd.	38,883
14,000	Ogaki Kyoritsu Bank Ltd. (The)	68,359
4,838	Oiles Corp.	51,666
19,000	Oita Bank Ltd. (The)	116,110
13,000	Okamoto Industries, Inc.	41,833
17,000	Okamura Corp.	97,158
19,000	Okasan Holdings, Inc.	80,043
31,000	Oki Electric Industry Co. Ltd.(b)	25,175
2,860	Okinawa Electric Power Co., Inc. (The)	166,066
29,000	Okumura Corp.	112,161
7,000	Okura Industrial Co. Ltd.	14,993
7,000	Okuwa Co. Ltd.	93,584
3,700	Olympic Corp.	25,616
8,800	OMC Card, Inc.(b)	13,221
7,000	ONO Sokki Co. Ltd.	27,855
4,000	Onoken Co. Ltd.	41,701
1,000	Onward Kashiyama Co. Ltd.	7,136
10,000	Organo Corp.	60,806
5,000	Origin Electric Co. Ltd.	15,988
5,500	Osaka Steel Co. Ltd.	54,101
6,000	Osaki Electric Co. Ltd.	25,277
6,200	OSG Corp.	44,119
800	Otsuka Corp.	39,468
4,600	Oyo Corp.	48,237
10,000	Pacific Industrial Co. Ltd.	32,586
1,900	Pack Corp. (The)	24,379
17,000	PanaHome Corp.	100,264
5,600	Paramount Bed Co. Ltd.	72,366
13,000	Parco Co. Ltd.	117,318
4,600	Paris Miki, Inc.	45,342
13,000	Park24 Co. Ltd.	51,731
27	Pasona Group, Inc.	18,665
51,500	Penta-Ocean Construction Co. Ltd.(b)	56,461
2,900	Pigeon Corp.	83,459
2,400	Piolax, Inc.	33,865
23,000	Press Kogyo Co. Ltd.	49,731
38,000	Prima Meat Packers Ltd.(b)	65,577
3,800	QP Corp.	43,474
9,500	Raito Kogyo Co. Ltd.	16,201
10,000	Rasa Industries Ltd.	14,516
8,000	Rengo Co. Ltd.	40,605
8,000	Renown, Inc.(b)	13,481
14	Re-Plus Residential Investment, Inc.	14,212
10,000	Resort Solution Co. Ltd.	21,521
6,192	Resorttrust, Inc.	59,965
27,000	Rhythm Watch Co. Ltd.	27,957
3,400	Ricoh Leasing Co. Ltd.	45,179
5,000	Right On Co. Ltd.	67,861
17,000	Riken Corp.	48,493

Shares		Value

JAPAN (continued)
9,000	Riken Technos Corp.	$17,633
2,600	Riken Vitamin Co. Ltd.	71,526
3,700	Ringer Hut Co. Ltd.	38,611
1,600	Rinnai Corp.	57,984
2,400	Rock Field Co. Ltd.	27,579
18,000	Rohto Pharmaceutical Co. Ltd.	208,669
4,600	Roland Corp.	46,229
2,200	Roland DG Corp.	26,822
25	Round One Corp.	12,321
6,000	Royal Holdings Co. Ltd.	60,542
28,000	Ryobi Ltd.	56,563
7,000	Ryoden Trading Co. Ltd.	35,316
1,100	Ryogin Keikaku Co. Ltd.	51,700
7,200	Ryosan Co. Ltd.	135,288
3,300	Ryoshoku Ltd.	62,308
6,700	Ryoyo Electro Corp.	51,486
5,000	S Foods, Inc.	35,428
119,000	S Science Co. Ltd.(b)	6,040
4,000	Sagami Chain Co. Ltd.	37,803
16,000	Sagami Railway Co. Ltd.	63,994
65,000	Saibu Gas Co. Ltd.	159,679
5,000	Saizeriya Co. Ltd.	74,206
23,000	Sakai Chemical Industry Co. Ltd.	57,903
11,000	Sakata INX Corp.	27,358
9,300	Sakata Seed Corp.	132,169
14,000	San-Ai Oil Co. Ltd.	52,441
32,000	Sanden Corp.	87,707
1,900	Sanei-International Co. Ltd.	19,480
33,000	San-In Godo Bank Ltd. (The)	233,154
9,000	Sankei Building Co. Ltd. (The)	34,169
11,000	Sanken Electric Co. Ltd.	38,524
15,000	Sanki Engineering Co. Ltd.	96,234
10,000	Sankyo Seiko Co. Ltd.	15,937
60,000	Sankyo-Tateyama Holdings, Inc.	54,817
15,000	Sankyu, Inc.	46,442
6,000	Sanoh Industrial Co. Ltd.	27,835
9,400	Sanrio Co. Ltd.	78,628
6,000	Sanshin Electronics Co. Ltd.	63,466
2,800	Santen Pharmaceutical Co. Ltd.	70,490
11,000	Sanwa Holdings Corp.	36,067
20,000	Sanyo Chemical Industries Ltd.	106,385
9,000	Sanyo Denki Co. Ltd.	21,927
21,000	Sanyo Shokai Ltd.	97,635
19,000	Sanyo Special Steel Co. Ltd.	52,847
63	Sapporo Hokuyo Holdings, Inc.	264,765
10,000	Sapporo Holdings Ltd.	54,005
18,000	Sasebo Heavy Industries Co. Ltd.	27,226
5,300	Sato Corp.	52,134
3,000	Satori Electric Co. Ltd.	14,496
11,000	SAXA Holdings, Inc.	13,065
1,600	Secom Joshinetsu Co. Ltd.	23,388
2,500	Secom Techno Service Co. Ltd.	57,481
28,600	Sega Sammy Holdings, Inc.	212,809

21

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
5,600	Seikagaku Corp.	$49,400
17,000	Seiko Holdings Corp.	44,178
28,000	Seino Holdings Corp.	133,306
10,000	Seiren Co. Ltd.	54,817
9,000	Sekisui Jushi Corp.	56,553
19,000	Sekisui Plastics Co. Ltd.	47,833
16,000	Senko Co. Ltd.	62,694
9,000	Senshukai Co. Ltd.	65,415
5,000	Shibaura Mechatronics Corp.	18,678
13,000	Shibusawa Warehouse Co. Ltd. (The)	71,658
5,100	Shibuya Kogyo Co. Ltd.	40,899
36,000	Shiga Bank Ltd. (The)	221,460
18,000	Shikibo Ltd.	17,541
35,000	Shikoku Bank Ltd. (The)	157,750
8,000	Shikoku Chemicals Corp.	26,312
5,100	Shikoku Coca-Cola Bottling Co. Ltd.	39,864
2,000	Shima Seiki Manufacturing Ltd.	35,753
7,200	Shimachu Co. Ltd.	160,796
12,000	Shimadzu Corp.	80,276
1,200	Shimizu Bank Ltd. (The)	45,437
13,000	Shindengen Electric Manufacturing Co. Ltd.	25,733
12,000	Shin-Etsu Polymer Co. Ltd.	53,233
3,800	Shinkawa Ltd.	41,892
9,000	Shin-Keisei Electric Railway Co. Ltd.	30,789
12,100	Shinki Co. Ltd.(b)	6,510
22,000	Shinko Electric Co. Ltd.	55,385
6,500	Shinko Electric Industries Co. Ltd.	41,173
5,000	Shinko Plantech Co. Ltd.	38,372
4,000	Shinko Shoji Co. Ltd.	25,865
8,000	Shin-Kobe Electric Machinery Co. Ltd.	37,600
20,000	Shinmaywa Industries Ltd.	52,380
27,000	Shinwa Kaiun Kaisha Ltd.	61,395
15,000	Shiroki Corp.	39,590
10,000	Shizuoka Gas Co. Ltd.	48,117
4,900	SHO-BOND Holdings Co. Ltd.	86,450
18,000	Shochiku Co. Ltd.	105,979
5,000	Showa Aircraft Industry Co. Ltd.	24,820
6,000	Showa Corp.	28,139
185,000	Showa Denko KK	272,307
32,000	Showa Sangyo Co. Ltd.	87,057
11,000	Sinanen Co. Ltd.	46,787
12,000	Sintokogio Ltd.	72,724
231	SKY Perfect JSAT Holdings, Inc.	85,356
9,000	SMK Corp.	22,018
33,000	Snow Brand Milk Products Co. Ltd.	124,617
8,000	Sodick Co. Ltd.	20,709
7,800	Sohgo Security Services Co. Ltd.	72,133
26,100	Sojitz Corp.	42,392

Shares		Value

JAPAN (continued)
4,100	Sorun Corp.	$19,437
2,500	SRA Holdings, Inc.	17,511
16,000	SSP Co. Ltd.	90,143
5,000	ST Corp.	59,588
1,000	St. Marc Holdings Co. Ltd.	25,683
6,400	Stanley Electric Co. Ltd.	79,001
11,000	Star Micronics Co. Ltd.	117,247
13,000	Starzen Co. Ltd.	29,428
2,000	Stella Chemifa Corp.	27,469
3,300	Sumida Corp.	18,525
12,000	Suminoe Textile Co. Ltd.	16,810
5,600	Sumiseki Holdings, Inc.(b)	6,765
2,700	Sumisho Computer Systems Corp.	41,469
20,000	Sumitomo Bakelite Co. Ltd.	72,074
19,000	Sumitomo Forestry Co. Ltd.	121,510
65,000	Sumitomo Light Metal Industries Ltd.	52,787
9,200	Sumitomo Mitsui Construction Co. Ltd.(b)	6,351
73,000	Sumitomo Osaka Cement Co. Ltd.	111,897
7,000	Sumitomo Precision Products Co. Ltd.	27,287
780	Sumitomo Real Estate Sales Co. Ltd.	20,745
5,300	Sumitomo Rubber Industries, Inc.	46,216
18,000	Sumitomo Warehouse Co. Ltd. (The)	71,810
2,300	Sundrug Co. Ltd.	41,442
11,000	Suruga Bank Ltd.	100,609
10,900	Suzuken Co. Ltd.	231,809
31,000	SWCC Showa Holdings Co. Ltd.	26,749
1,400	Sysmex Corp.	43,062
6,800	T. Hasegawa Co. Ltd.	96,571
13,000	T. RAD Co. Ltd.	23,226
5,000	Tachibana Eletech Co. Ltd.	33,905
6,300	Tachi-S Co. Ltd.	29,035
23,000	Tadano Ltd.	99,462
8,000	Taihei Dengyo Kaisha Ltd.	64,968
14,000	Taihei Kogyo Co. Ltd.	31,550
3,800	Taiho Kogyo Co. Ltd.	24,804
7,000	Taikisha Ltd.	97,990
7,000	Taiyo Yuden Co. Ltd.	32,545
7,000	Takagi Securities Co. Ltd.	7,816
6,600	Takamatsu Construction Group Co. Ltd.	96,545
2,700	Takano Co. Ltd.	12,745
23,000	Takara Standard Co. Ltd.	122,109
16,000	Takasago International Corp.	75,525
16,000	Takasago Thermal Engineering Co. Ltd.	147,965
3,000	Takashimaya Co. Ltd.	22,627
6,300	Takata Corp.	44,831
11,000	Takiron Co. Ltd.	32,159
16,000	Takuma Co. Ltd.	31,185

22

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
12,000	Tamura Corp.	$26,799
13,000	TCM Corp.	16,892
27,000	Teac Corp.(b)	12,060
4,300	Tecmo Ltd.	29,813
800	Teikoku Electric Manufacturing Co. Ltd.	8,365
4,000	Teikoku Piston Ring Co. Ltd.	19,856
8,000	Teikoku Tsushin Kogyo Co. Ltd.	18,272
29,000	Tekken Corp.(b)	30,322
5,800	Tenma Corp.	71,065
1,300	THK Co. Ltd.	17,486
5,600	TKC Corp.	98,288
35,000	Toa Corp.(b)	42,635
44,000	Toagosei Co. Ltd.	92,011
13,000	Tobu Store Co. Ltd.	43,285
16,400	TOC Co. Ltd.	47,780
3,000	Tocalo Co. Ltd.	28,505
21,000	Tochigi Bank Ltd. (The)	127,906
19,000	Toda Corp.	68,084
21,000	Toei Co. Ltd.	81,220
16,000	Toenec Corp.	75,525
33,000	Toho Bank Ltd. (The)	138,351
9,000	Toho Real Estate Co. Ltd.	51,162
23,000	Toho Zinc Co. Ltd.	45,762
13,000	Tohoku Bank Ltd. (The)	19,399
13,000	Tokai Corp.	62,024
9,900	Tokai Rika Co. Ltd.	98,588
4,100	Tokai Rubber Industries, Inc.	33,463
30,000	Tokai Tokyo Securities Co. Ltd.	80,093
17,000	Toko, Inc.(b)	19,501
13,000	Tokushima Bank Ltd. (The)	62,816
13,840	Tokushu Tokai Holdings Co. Ltd.	34,421
35,000	Tokuyama Corp.	172,673
5,000	Tokyo Dome Corp.	15,988
15	Tokyo Electron Device Ltd.	19,795
6,000	Tokyo Energy & Systems, Inc.	34,535
14,000	Tokyo Kikai Seisakusho Ltd.	31,550
9,000	Tokyo Leasing Co. Ltd.	45,772
7,600	Tokyo Ohka Kogyo Co. Ltd.	102,377
11,000	Tokyo Rakutenchi Co. Ltd.	40,869
21,000	Tokyo Rope Manufacturing Co. Ltd.	34,321
22,900	Tokyo Steel Manufacturing Co. Ltd.	173,650
14,000	Tokyo Style Co. Ltd.	102,893
19,000	Tokyo Tatemono Co. Ltd.	76,378
3,700	Tokyo Tomin Bank Ltd. (The)	48,828
34,000	Tokyotokeiba Co. Ltd.	50,736
2,300	Tokyu Community Corp.	32,617
3,900	Tokyu Livable, Inc.	18,964
12,000	Toli Corp.	20,221
18,000	Tomato Bank Ltd.	38,006
1,600	Tomen Electronics Corp.	19,263
15,000	Tomoku Co. Ltd.	24,668

Shares		Value

JAPAN (continued)
8,436	Tomy Co. Ltd.	$54,293
17,000	Tonami Transportation Co. Ltd.	40,209
12,000	Topcon Corp.	66,389
2,100	Toppan Forms Co. Ltd.	19,292
11,000	Topre Corp.	87,098
38,000	Topy Industries Ltd.	64,806
65,000	Tori Holdings Co. Ltd.(b)	3,299
4,000	Torii Pharmaceutical Co. Ltd.	54,939
5,000	Torishima Pump Manufacturing Co. Ltd.	66,744
17,000	Toshiba Plant Systems & Services Corp.	137,367
13,000	Toshiba TEC Corp.	39,590
11,000	Tosho Printing Co. Ltd.	29,144
80,000	Toson Corp.	154,299
7,000	Totetsu Kogyo Co. Ltd.	40,219
12,000	TOTO Ltd.	81,860
17,000	Tottori Bank Ltd. (The)	46,422
4,500	Touei Housing Corp.	5,253
36,000	Towa Bank Ltd. (The)(b)	29,236
2,000	Towa Pharmaceutical Co. Ltd.	59,080
16,000	Towa Real Estate Development Co. Ltd.	9,583
36,000	Toyo Construction Co. Ltd.(b)	12,791
7,200	Toyo Corp.	79,155
7,000	Toyo Electric Manufacturing Co. Ltd.	32,048
13,000	Toyo Engineering Corp.	36,423
35,000	Toyo Ink Manufacturing Co. Ltd.	90,955
19,000	Toyo Kanetsu K K.	22,373
13,000	Toyo Kohan Co. Ltd.	37,610
14,000	Toyo Securities Co. Ltd.	24,871
37,000	Toyo Tire & Rubber Co. Ltd.	89,392
48,000	Toyobo Co. Ltd.	66,755
2,200	Toyota Auto Body Co. Ltd.	35,018
5,400	Toyota Boshoku Corp.	47,142
4,600	Trans Cosmos, Inc.	31,893
4,800	Trusco Nakayama Corp.	62,418
37,000	Tsubakimoto Chain Co.	101,035
18,000	Tsugami Corp.	39,651
10,000	Tsukishima Kikai Co. Ltd.	87,199
7,800	Tsumura & Co.	197,554
1,300	Tsuruha Holdings, Inc.	31,276
5,000	Tsurumi Manufacturing Co. Ltd.	35,377
4,000	Tsutsumi Jewelry Co. Ltd.	76,946
31	TV Asahi Corp.	38,738
15,000	Ube Material Industries Ltd.	29,388
9,000	Uchida Yoko Co. Ltd.	37,641
2,400	Ulvac, Inc.	44,048
1,300	Unicharm Petcare Corp.	45,132
13,000	Uniden Corp.	38,270
3,300	Unimat Life Corp.	22,813
2,500	Union Tool Co.	54,563
94,000	Unitika Ltd.	63,933
28,000	UNY Co. Ltd.	213,461

23

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

JAPAN (continued)
4,000	U-Shin Ltd.	$21,439
5,500	Ushio, Inc.	73,307
1,040	USS Co. Ltd.	63,344
7,200	Valor Co. Ltd.	53,720
2,800	Vital-net, Inc.	12,364
9,000	Wacoal Holdings Corp.	96,112
2,000	Warabeya Nichiyo Co. Ltd.	28,586
5,500	WATAMI Co. Ltd.	93,965
7,000	Wood One Co. Ltd.	29,276
24,000	Yamagata Bank Ltd. (The)	142,524
18,000	Yamaguchi Financial Group, Inc.	169,018
35,300	Yamaha Corp.	333,256
17,000	Yamanashi Chuo Bank Ltd. (The)	95,432
3,000	Yamatake Corp.	56,187
3,300	Yamato Kogyo Co. Ltd.	75,876
10,000	Yamazen Corp.	31,063
2,500	Yaoko Co. Ltd.	71,059
5,000	Yasuda Warehouse Co. Ltd. (The)	40,504
4,000	Yellow Hat Ltd.	18,029
30,000	Yodogawa Steel Works Ltd.	123,947
47,900	Yokogawa Electric Corp.	216,865
8,000	Yokohama Reito Co. Ltd.	52,624
19,000	Yokohama Rubber Co. Ltd. (The)	90,844
3,700	Yokowo Co. Ltd.	19,343
5,000	Yomeishu Seizo Co. Ltd.	42,483
14,000	Yomiuri Land Co. Ltd.	38,656
7,000	Yondenko Corp.	33,966
4,500	Yonekyu Corp.	50,934
3,700	Yorozu Corp.	30,198
6,000	Yoshimoto Kogyo Co. Ltd.	59,689
27	Yoshinoya Holdings Co. Ltd.	24,037
31,000	Yuasa Trading Co. Ltd.	30,525
9,000	Yuraku Real Estate Co. Ltd.	10,324
15,000	Yurtec Corp.	66,541
2,640	Yushin Precision Equipment Co. Ltd.	39,261
3,000	Yushiro Chemical Industry Co. Ltd.	48,726
6,400	Zenrin Co. Ltd.	53,014
14,300	Zensho Co. Ltd.	55,743
20,000	Zeon Corp.	56,238
5,000	ZERIA Pharmaceutical Co. Ltd.	54,563
4,200	Zuken, Inc.	25,240

		54,659,656

LIECHTENSTEIN — 0.0%
597	Verwalt & Privat-Bank AG	82,366

LUXEMBOURG — 0.0%
2,150	Elcoteq SE(b)	6,248
260	Orco Property Group	3,387

		9,635

Shares		Value

MALAYSIA — 0.1%
61,000	Aeon Co. (Malaysia) Berhad	$68,369
145,700	Affin Holdings Berhad	50,057
148,600	Alliance Financial Group Berhad	76,162
45,800	Amway (Malaysia) Holdings Berhad	83,836
48,100	Asiatic Development Berhad	42,262
85,200	Bandar Raya Developements Berhad	23,993
22,000	Batu Kawan Berhad	43,988
436,600	Berjaya Corp. Berhad	70,697
66,100	Boustead Holdings Berhad	45,419
75,100	Carlsberg Brewery-Malaysia Berhad	72,329
34,000	Chemical Co. of Malaysia Berhad	21,064
224,500	DRB-Hicom Berhad	45,203
79,400	EON Capital Berhad	76,918
18,500	Fraser & Neave Holdings Berhad	42,981
248,600	Gamuda Berhad	104,313
76,900	Guinness Anchor Berhad	101,783
102,700	GuocoLand Malaysia Berhad	26,897
51,500	Hong Leong Industries Berhad	49,310
30,500	Hume Industries-Malaysia Berhad	21,473
213,100	IGB Corp. Berhad	76,814
277,100	IJM Corp. Berhad	198,207
34,000	IJM Land Holdings Berhad(b)	6,319
97,200	IJM Plantations Berhad	46,260
54,900	KFC Holdings Malaysia Berhad	99,720
113,900	KLCC Property Holdings Berhad	86,604
58,700	Kulim Malaysia Berhad	64,139
18,200	Lafarge Malayan Cement Berhad	14,556
97,400	Lingkaran Trans Kota Holdings	44,983
112,000	Lion Industries Corp. Berhad	19,397
50,000	Malaysia Airports Holdings Berhad	30,414
64,800	Malaysian Bulk Carriers Berhad	42,884
247,500	Malaysian Resources Corp. Berhad	42,516
10,000	MEASAT Global Berhad(b)	2,675
112,000	Media Prima Berhad	34,379
46,000	MNRB Holdings Berhad	38,862
450,000	Mulpha International Berhad(b)	70,966
29,100	Naim Cendera Holdings Berhad	19,258
58,700	NCB Holdings Berhad	44,302
55,500	Oriental Holdings Berhad	70,957
199,300	OSK Holdings Berhad	56,125
36,236	OSK Property Holdings Berhad	2,245
58,300	Padiberas Nasional Berhad	18,881
48,600	Parkson Holdings Berhad	45,165
17,000	Pelikan International Corp. Berhad	5,505
106,300	POS Malaysia Berhad	53,883

24

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

MALAYSIA (continued)
86,870	Puncak Niaga Holdings Berhad	$48,193
143,700	Ranhill Berhad	22,055
260,900	Scomi Group Berhad	22,409
75,100	Shangri-La Hotels (Malaysia) Berhad	29,609
28,400	Shell Refining Co. Federation of Malaya Berhad	79,977
90,800	SP Setia Berhad	71,085
91,200	Star Publications Malaysia Berhad	79,617
41,790	Subur Tiasa Holdings Berhad	20,713
62,400	Sunrise Berhad	22,317
59,800	Sunway City Berhad	26,945
51,600	Ta Ann Holdings Berhad	62,484
325,600	TA Enterprise Berhad	51,348
210,800	TAN Chong Motor Holdings Berhad	71,236
170,200	Time dotCom Berhad(b)	11,264
60,480	Top Glove Corp. Berhad	64,380
99,300	Uchi Technologies Berhad	26,146
64,200	UEM World Berhad(b)	35,255
38,700	United Plantations Berhad	96,450
105,000	Wah Seong Corp. Berhad	33,117
95,600	Zelan Berhad	31,768

		3,209,438

MEXICO — 0.2%
91,300	Alfa SAB de CV - Series A	189,021
22,000	Alsea SAB de CV	11,985
66,100	Axtel SA de CV	32,260
27,400	Banco Compartamos SA de CV	46,591
154,500	Carso Infraestructura y Construccion SAB de CV(b)	87,651
10,500	Cia Minera Autlan SAB de CV - Series B	27,255
386,400	Consorcio ARA SAB de CV	155,851
184,000	Controladora Comercial Mexicana SAB de CV - UBC	50,764
158,600	Corp. GEO SAB de CV - Series B(b)	220,012
107,708	Corp. Interamericana de Entretenimiento SAB de CV - Series B(b)	83,705
27,800	Corp. Moctezuma SAB de CV - Series *	43,210
14,500	Desarrolladora Homex SAB de CV(b)	55,769
241,200	Embotelladoras Arca SAB de CV	508,737
160,250	Empresas ICA Sociedad Controladora SAB de CV(b)	230,396
90,117	Gruma SAB de CV - Series B(b)	57,568
17,200	Grupo Aeroportuario del Centro Norte SAB de CV	18,179
88,000	Grupo Aeroportuario del Pacifico SAB de CV - Series B	159,484

Shares		Value

MEXICO (continued)
163,500	Grupo Aeroportuario del Sureste SAB de CV - Series B	$525,538
120,492	Grupo Cementos de Chihuahua SAB de CV	318,284
109,000	Grupo Continental SAB de CV	169,419
167,400	Grupo Financiero Banorte SAB de CV - Series O	306,634
57,500	Grupo Industrial Maseca SAB de CV - Series B	37,983
32,600	Grupo Industrial Saltillo SAB de CV(b)	7,651
22,817	Grupo Iusacell SA de CV(b)	65,521
4,500	Grupo Mexicano de Desarrollo SAB de CV(b)	8,040
23,500	Grupo Simec SAB de CV - Series B(b)	43,119
101,300	Impulsora del Desarrollo y El Empleo En America Latina SAB de CV(b)	88,566
138,400	Industrias CH SAB de CV - Series B(b)	279,435
5,700	Industrias Penoles SAB de CV	51,186
75,700	Mexichem SAB de CV	74,891
95,600	Organizacion Soriana SAB de CV - Series B	189,380
13,100	Promotora y Operadora de Infraestructura SAB de CV	19,343
25,500	Qualitas Compania de Seguros SA de CV(b)	9,671
784,800	TV Azteca SA de CV	375,094
106,000	Urbi Desarrollos Urbanos SA	151,081
121,015	Vitro SAB de CV - Series A	61,977

		4,761,251

MONACO — 0.0%
56	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	37,115

NETHERLANDS — 0.2%
21,296	Aalberts Industries NV	192,986
936	Accell Group	21,223
8,272	Arcadis NV	97,102
11,552	ASM International NV(b)	110,574
2,963	ASML Holding NV	51,360
2,250	Beter BED Holding NV	23,802
4,451	Brunel International	57,127
12,618	Crucell NV(b)	145,706
3,083	Crucell NV - ADR(b)	35,886
3,048	Draka Holding	36,517
1,590	Eriks Group NV - CVA	58,040
3,556	Exact Holding NV	82,715
1,052	Fugro NV - CVA	37,262
903	Gamma Holding NV	16,688
2,624	Grontmij - CVA	56,822
4,045	Heijmans NV - CVA	35,573
16,275	Imtech NV	246,845
2,666	Innoconcepts	21,543

25

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

NETHERLANDS (continued)
40,332	James Hardie Industries NV	$113,911
5,700	Jetix Europe NV(b)	96,260
1,128	KAS Bank NV - CVA	17,971
419	Kendrion NV	6,350
24,153	Koninklijke BAM Groep NV	213,027
1,690	Koninklijke Boskalis Westminster NV - CVA	55,465
10,528	Koninklijke DSM NV	291,315
6,156	Koninklijke Vopak NV	198,036
2,805	Macintosh Retail Group NV	30,388
5,819	Nutreco Holding NV	184,748
18,340	OCE NV	84,385
13,584	OPG Groep NV - CVA	194,257
3,476	Ordina NV	18,164
29,050	Qiagen NV(b)	416,169
5,295	SBM Offshore NV	92,357
6,716	Sligro Food Group NV	143,806
1,412	Smit International NV	94,482
17,304	SNS Reaal	125,713
9,011	Super De Boer(b)	31,928
5,233	Telegraaf Media Groep NV	99,379
5,058	Ten Cate NV	106,564
4,932	TKH Group NV	78,136
2,829	Unit 4 Agresso NV	42,187
11,612	USG People NV	120,473
6,286	Van der Moolen Holding NV(b)	21,151
6,766	Wavin NV	23,456
9,704	Wolters Kluwer NV	170,929

		4,398,778

NEW ZEALAND — 0.0%
53,283	Air New Zealand Ltd.	28,239
955	Allied Medical Ltd.(b)(c)(d)	0
39,712	Fisher & Paykel Appliances Holdings Ltd.	31,223
72,955	Fisher & Paykel Healthcare Corp. Ltd.	126,193
17,741	Freightways Ltd.	30,480
72,534	Infratil Ltd.	81,531
14,506	Mainfreight Ltd.	44,185
58,320	New Zealand Oil & Gas Ltd.	43,816
31,497	New Zealand Refining Co. Ltd. (The)	110,063
18,514	Nuplex Industries Ltd.	56,824
33,654	PGG Wrightson Ltd.	33,320
23,220	Port of Tauranga Ltd.	89,254
76,230	Ryman Healthcare Ltd.	69,258
15,128	Sanford Ltd.	48,899
54,830	Sky City Entertainment Group Ltd.	105,379
16,969	Steel & Tube Holdings Ltd.	29,648
41,878	Tower Ltd.	37,316
10,955	TrustPower Ltd.	47,214
17,838	Vector Ltd.	21,401
34,146	Warehouse Group Ltd. (The)	79,149

		1,113,392

Shares		Value

NORWAY — 0.1%
31,000	Acta Holding ASA	$8,883
7,600	Aktiv Kapital ASA	66,010
10,800	Austevoll Seafood ASA	19,242
5,520	Blom ASA(b)	17,866
4,500	Bonheur ASA	85,520
6,800	Bw Gas Ltd.(b)	14,437
29,500	BW Offshore Ltd.(b)	28,426
3,200	Camillo Eitzen & Co. ASA	15,869
8,800	Cermaq ASA	34,362
5,000	Copeinca ASA(b)	8,166
136,848	DNO International ASA(b)	90,822
5,000	DOF ASA	23,013
1,000	DOF Subsea ASA(b)	5,018
13,800	EDB Business Partner ASA	25,611
19,000	Eitzen Chemical ASA(b)	42,879
5,500	Ekornes ASA	57,162
4,800	Electromagnetic Geoservices AS(b)	4,269
5,000	Eltek ASA(b)	6,755
10,000	Ementor ASA(b)	30,288
3,400	Farstad Shipping ASA	44,423
6,500	Ganger Rolf ASA	112,913
3,080	Kongsberg Gruppen ASA	141,761
4,300	Leroy Seafood Group ASA	37,508
527,000	Marine Harvest(b)	84,504
1,634	Norse Energy Corp. ASA(b)	815
27,700	Norske Skogindustrier ASA(b)	94,591
4,652	Norwegian Air Shuttle AS(b)	20,168
3,050	Odfjell ASA - Class A	23,434
5,000	Rieber & Son ASA	27,096
14,000	Roxar ASA(b)	6,236
9,400	Schibsted ASA	111,232
12,274	Sevan Marine ASA(b)	27,153
3,800	Solstad Offshore ASA	34,416
9,593	Songa Offshore ASA(b)	34,183
7,714	SpareBank 1 SMN	30,236
18,200	Storebrand ASA	42,424
17,000	Tandberg ASA	208,988
20,800	TGS Nopec Geophysical Co. ASA(b)	115,190
24,200	Tomra Systems ASA	112,102
15,000	Veidekke ASA	45,878
3,250	Wilh Wilhelmsen ASA - Class A	46,806

		1,986,655

PHILIPPINES — 0.0%
1,120,000	Aboitiz Equity Ventures, Inc.	125,920
5,289	China Banking Corp.	44,327
80,000	Filinvest Development Corp.	1,799
2,159,375	Filinvest Land, Inc.	18,539
88,100	First Philippine Holdings Corp.	32,416
155,000	Jollibee Foods Corp.	145,748
3,091,696	Megaworld Corp.	49,295
35,000	Metropolitan Bank & Trust	18,244
66,200	Philippine National Bank(b)	28,418
7,400	Philippine Stock Exchange, Inc.	32,220

26

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

PHILIPPINES (continued)
150,900	Robinsons Land Corp.	$17,274
26,700	Security Bank Corp.	21,286
273,815	Universal Robina Corp.	29,105
1,823,000	Vista Land & Lifescapes, Inc.	40,991

		605,582

POLAND — 0.1%
7,596	Agora SA	53,263
14,296	Alchemia SA(b)	36,687
7,270	Apator SA	24,621
1,272	Bank BPH SA(b)	20,689
6,112	Budimex SA(b)	138,071
19,846	Cersanit-Krasnystaw SA(b)	92,821
3,727	Ciech SA	53,884
4,055	Debica	58,406
112,000	Echo Investment SA(b)	99,584
526	Elektrobudowa SA	33,651
32,056	Eurocash SA	98,484
21,032	Fabryka Kotlow Rafako SA(b)	35,044
6,186	Farmacol SA(b)	46,931
4,706	Grupa Kety SA	85,047
6,694	Grupa Lotos SA(b)	47,180
45,450	Impexmetal SA	24,970
4,255	Koelner SA(b)	13,088
350	LPP SA(b)	117,017
5,176	Mondi Swiecie SA(b)	61,737
8,958	Mostostal Zabrze SA(b)	10,393
1,856	Mostostal-Warszawa SA(b)	33,206
18,682	Multimedia Polska SA	39,907
90,939	Netia SA(b)	64,095
3,805	NG2 SA(b)	55,011
10,774	Orbis SA	147,122
1,308	PBG SA(b)	91,716
16,684	Pfleiderer Grajewo SA	41,609
98,710	Polimex Mostostal SA	108,818
3,298	Polska Grupa Farmaceutyczna SA(b)	29,109
20,836	Polski Koncern Miesny Duda SA(b)	16,041
301	Przedsiebiorstwo Eksportu I Importu Kopex SA(b)	1,306
2,288	Sygnity SA(b)	13,802
363,944	Synthos SA(b)	93,397
7,830	Vistula & Wolczanka SA(b)	9,226
1,517	Zaklady Azotowe Pulawy SA	30,842
2,268	Zaklady Tluszczowe Kruszwica	24,256

		1,951,031

PORTUGAL — 0.0%
6,431	Altri SGPS SA	20,492
56,599	Banco BPI SA	116,864
263,119	Banco Comercial Portugues SA - Class A	306,182
18,343	Banif SA	27,587
24,134	BRISA	185,114

Shares		Value

PORTUGAL (continued)
10,694	Cimpor Cimentos de Portugal SGPS SA	$49,082
7,786	Corticeira Amorim SA	10,718
18,043	Finibanco Holding SGPS SA	77,499
8,032	Impresa SGPS(b)	6,040
5,026	Jeronimo Martins SGPS SA	25,694
19,947	Mota Engil SGPS SA	64,448
40,877	Portucel Empresa Produtora de Pasta e Papel SA	87,476
1,736	Portugal Telecom SGPS SA	11,380
19,000	SAG GEST-Solucoes Automovel Globais SGPS SA	35,114
13,909	Semapa - Sociedade de Investimento e Gestao	121,790
14,400	Sonae Industria SGPS SA	38,175
163,952	Sonae SGPS SA	100,303
26,370	SONAECOM - SGPS SA(b)	41,172
37,560	Teixeira Duarte - Engenharia Construcoes SA - Class C	34,947
13,939	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	71,046

		1,431,123

SINGAPORE — 0.1%
27,000	Allgreen Properties Ltd.	7,192
7,400	Bonvests Holdings Ltd.	2,295
6,000	Bukit Sembawang Estates Ltd.	16,102
11,000	Cerebos Pacific Ltd.	18,692
148,000	Chartered Semiconductor Manufacturing Ltd.(b)	22,454
177,000	Chuan Hup Holdings Ltd.	26,258
15,550	Creative Technology Ltd.	31,456
34,000	CSE Global Ltd.	15,017
35,000	Datacraft Asia Ltd.	45,850
40,000	Ezra Holdings Ltd.	12,947
27,000	Goodpack Ltd.	22,212
38,000	Guocoland Ltd.	27,930
99,000	Hi-P International Ltd.	22,697
29,000	Ho Bee Investment Ltd.	6,746
63,000	Hong Leong Asia Ltd.	25,064
24,000	Hotel Plaza Ltd.	21,200
50,600	Hotel Properties Ltd.	32,414
56,000	Hwa Hong Corp. Ltd.	12,839
49,000	Hyflux Ltd.	51,544
73,000	Jaya Holdings Ltd.	26,827
92,950	Jurong Technologies Industrial Corp. Ltd.	5,328
257,000	K1 Ventures Ltd.	33,793
73,000	Keppel Land Ltd.	91,065
25,000	Keppel Telecommunications & Transportation Ltd.	14,835
86,400	Kim Eng Holdings Ltd.	55,056
32,000	KS Energy Services Ltd.	12,299
85,000	Metro Holdings Ltd.	22,353
66,000	MobileOne Ltd.	57,856
32,000	NatSteel Ltd.	19,636

27

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

SINGAPORE (continued)
29,000	Orchard Parade Holdings Ltd.	$11,146
69,600	OSIM International Ltd.(b)	3,755
112,320	Parkway Holdings Ltd.	118,152
45,000	Petra Foods Ltd.	15,475
140,000	Raffles Education Corp. Ltd.	52,394
43,000	SBS Transit Ltd.	46,972
12,142	SC Global Developments Ltd.	4,135
61,000	Singapore Food Industries Ltd.	36,403
41,000	Singapore Land Ltd.	91,234
6,000	Singapore Petroleum Co. Ltd.	8,375
191,000	Singapore Post Ltd.	90,799
95,000	SMRT Corp. Ltd.	98,651
30,000	Tat Hong Holdings Ltd.	8,597
18,000	United Engineers Ltd.	14,686
109,000	United Industrial Corp. Ltd.	97,020
94,000	UOB-Kay Hian Holdings Ltd.	57,363
78,000	UOL Group Ltd.	98,881
35,000	Venture Corp. Ltd.	125,084
20,000	WBL Corp. Ltd.	36,143
86,000	Yanlord Land Group Ltd.	42,333

		1,817,555

SOUTH AFRICA — 0.2%
8,486	Adcorp Holdings Ltd.	20,835
32,497	Aeci Ltd.	175,866
72,642	Afgri Ltd.	32,698
18,624	African Bank Investments Ltd.	50,680
43,741	African Oxygen Ltd.	115,405
21,133	Allied Technologies Ltd.	99,449
18,232	Argent Industrial Ltd.	14,698
6,929	Aspen Pharmacare Holdings Ltd.(b).	24,101
10,760	Astral Foods Ltd.	96,868
2,080	Aveng Ltd.	10,212
89,783	AVI Ltd.	141,357
26,384	Avuza Ltd.(b)	63,403
6,892	Bell Equipment Ltd.	9,871
57,968	Caxton and CTP Publishers and Printers Ltd.	68,198
2,787	Ceramic Industries Ltd.	20,813
7,765	City Lodge Hotels Ltd.	53,620
37,778	DataTec Ltd.(b)	59,517
12,341	Distell Group Ltd.	59,338
17,471	Distribution and Warehousing Network Ltd.(b)	17,694
57,380	DRDGOLD Ltd.	22,893
66,781	Enaleni Pharmaceuticals Ltd.(b)	16,738
2,435	Exxaro Resources Ltd.	16,042
52,648	Foschini Ltd.	215,439
35,515	Gold Reef Resorts Ltd.	56,388
76,830	Grindrod Ltd.	110,038
15,617	Group Five Ltd.	66,302
4,521	Highveld Steel and Vanadium Corp. Ltd.	27,750
4,019	Hudaco Industries Ltd.	23,436
13,781	Hulamin Ltd.	22,557

Shares		Value

SOUTH AFRICA (continued)
37,047	Iliad Africa Ltd.(b)	$21,224
52,630	Illovo Sugar Ltd.	116,298
3,425	Imperial Holdings Ltd.	19,250
31,492	JD Group Ltd.	90,207
3,200	JSE Ltd.	16,489
18,111	Lewis Group Ltd.	68,553
2,495	Massmart Holdings Ltd.	22,206
73,716	Medi-Clinic Corp. Ltd.	125,939
206,251	Merafe Resources Ltd.(b)	23,632
30,264	Metair Investments Ltd.	20,124
39,498	Metorex Ltd.(b)	21,820
160,419	Metropolitan Holdings Ltd.	163,455
13,936	Mondi Ltd.	58,453
25,000	Mr. Price Group Ltd.	61,381
17,037	Murray & Roberts Holdings Ltd.	114,998
36,329	Mvelaphanda Group Ltd.	18,768
138,512	Nampak Ltd.	188,461
60,117	New Clicks Holdings Ltd.	98,217
14,819	Northam Platinum Ltd.	46,238
8,920	Omnia Holdings Ltd.	54,752
54,939	Peregrine Holdings Ltd.	46,087
7,453	Pretoria Portland Cement Co. Ltd.	22,874
12,814	PSG Group Ltd.	17,042
9,205	Raubex Group Ltd.	23,778
32,901	Reunert Ltd.	164,926
413,156	SA Corporate Real Estate Fund.	95,100
10,734	Santam Ltd.	77,966
9,112	Sappi Ltd.	55,558
29,818	Sentula Mining Ltd.(d)	26,234
109,170	Simmer & Jack Mines Ltd.(b)	20,326
38,542	Spar Group Ltd. (The)	206,727
40,689	Steinhoff International Holdings Ltd.	59,358
19,861	Sun International Ltd.	164,780
58,372	Super Group Ltd.(b)	17,556
4,050	Tiger Brands Ltd.	58,813
3,000	Tiger Wheels Ltd.(b)(d)	2,243
13,161	Tongaat Hulett Ltd.	72,840
24,146	Trencor Ltd.	48,045
22,078	Truworths International Ltd.	74,873
14,868	Wesizwe(b)	3,194
9,523	Wilson Bayly Holmes-Ovcon Ltd.	112,035
191,832	Woolworths Holdings Ltd.	221,760

		4,654,786

SOUTH KOREA — 0.2%
3,031	Bukwang Pharmaceutical Co. Ltd.	28,996
3,645	Cheil Industries, Inc.	116,893
460	Cheil Worldwide, Inc.	59,150
438	CJ CheilJedang Corp.(b)	50,214
2,890	CJ Corp.(b)	76,114
4,980	Daeduck Electronics Co.	11,341
17,260	Daegu Bank	86,103

28

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

SOUTH KOREA (continued)
10,000	Daekyo Co. Ltd.	$37,143
2,900	Daewoo Motor Sales Corp.	20,779
11,810	Daishin Securities Co. Ltd.	127,161
625	Dong-A Pharmaceutical Co. Ltd.	38,489
2,386	Dongbu HiTek Co. Ltd.(b)	7,439
1,740	Dongbu Insurance Co. Ltd.	17,185
4,172	Dongkuk Steel Mill Co. Ltd.	66,250
8,200	Doosan Construction & Engineering Co. Ltd.	27,631
396	Doosan Corp.	28,068
1,215	Glovis Co. Ltd.	53,364
8,230	GS Holdings Corp.	161,291
8,870	Halla Climate Control.	59,777
720	Hanil Cement Co. Ltd.	35,918
3,200	Hanjin Heavy Industries & Construction Co. Ltd.	44,370
1,420	Hanjin Heavy Industries & Construction Holdings Co. Ltd.(b).	11,990
2,010	Hanjin Transportation Co. Ltd.	54,495
8,200	Hankook Tire Co. Ltd.	78,129
960	Hankuk Glass Industries, Inc.	14,910
832	Hanmi Pharm Co. Ltd.	49,625
4,500	Hansol Paper Co.(b)	43,573
9,345	Hanwha Chem Corp.	39,886
3,129	Honam Petrochemical Corp.	126,037
5,940	Hotel Shilla Co. Ltd.	58,666
3,380	Hyosung Corp.	78,547
15,220	Hyundai Autonet Co. Ltd.	43,151
1,660	Hyundai Department Store Co. Ltd.	79,981
5,130	Hyundai Development Co.	136,103
790	Hyundai Elevator Co. Ltd.	37,819
1,359	Hyundai H&S Co. Ltd.	46,109
6,580	Hyundai Hysco	35,628
8,560	Hyundai Marine & Fire Insurance Co. Ltd.	70,949
19,241	Hyundai Securities Co.	114,467
11,790	Industrial Bank of Korea	66,030
336	KCC Corp.	64,288
1,580	KISWIRE Ltd.	47,732
6,510	Korea Investment Holdings Co. Ltd.	129,600
2,220	Korea Kumho Petrochemical Co.	29,492
428	Korea Line Corp.	22,313
970	Korea Zinc Co. Ltd.	47,638
9,331	Korean Reinsurance Co.	50,957
7,730	KP Chemical Corp.(b)	22,035
3,940	Kumho Industrial Co. Ltd.	35,251
4,400	LG Dacom Corp.	61,350
3,130	LG Fashion Corp.	50,431
4,149	LG International Corp.	46,280
1,050	LG Life Sciences Ltd.(b)	24,645
6,570	LG Telecom Ltd.	46,567
6,640	LIG Insurance Co. Ltd.	75,609

Shares		Value

SOUTH KOREA (continued)
80	Lotte Chilsung Beverage Co. Ltd.	$42,697
100	Lotte Confectionary Co. Ltd.	84,356
6,810	Lotte Midopa Co. Ltd.(b).	32,864
170	LS Corp.	7,032
2,270	LS Industrial Systems Co. Ltd.	62,599
21,200	Macquarie Korea Infrastructure Fund	78,005
8,990	Meritz Fire & Marine Insurance Co. Ltd.	32,312
90	Namyang Dairy Products Co. Ltd.	27,817
900	NCSoft Corp.	22,937
317	Nong Shim Co. Ltd.	51,076
310	Orion Corp.	36,140
2,786	Poongsan Corp.(b)	13,337
523	Poongsan Holdings Corp.	3,363
23,540	Pusan Bank	117,431
641	S1 Corp. Korea	21,649
480	Samchully Co. Ltd.	46,477
2,470	Samsung Fine Chemicals Co. Ltd.	66,966
1,009	Samyang Corp.	23,995
3,540	Seah Besteel Corp.	52,924
890	Sindo Ricoh Co. Ltd.	31,506
1,200	SK Chemicals Co. Ltd.	17,987
370	SK Gas Co. Ltd.	13,012
4,930	SK Networks Co. Ltd.	30,857
26,950	SK Securities Co. Ltd.	28,287
4,200	SKC Co. Ltd.	40,017
3,995	Ssangyong Cement Industrial Co. Ltd.(b).	16,742
10,290	Ssangyong Motor Co.(b)	8,768
860	STX Corp. Co. Ltd	12,990
4,200	STX Shipbuilding Co. Ltd.	47,012
2,230	Sungshin Cement Co. Ltd.(b)	5,182
18,720	Tae Young Engineering & Construction	51,478
70	Taekwang Industrial Co. Ltd.	43,270
4,070	Taihan Electric Wire Co. Ltd.	56,749
9,558	Tong Yang Securities, Inc.	37,982
1,220	Union Steel(b)	13,325
4,740	Woongjin Coway Co. Ltd.	96,382
2,750	Woongjin Holdings Co. Ltd.	15,657
5,710	Woori Investment & Securities Co. Ltd.	51,971
959	Yuhan Corp.	139,287

		4,676,397

SPAIN — 0.2%
8,280	Abengoa SA	120,096
641	Acciona SA	60,253
9,657	Acerinox SA	120,252
924	Adolfo Dominguez	8,350
3,200	Amper SA	17,579
12,564	Antena 3 de Television SA	66,776
14,572	Avanzit SA(b)	22,473

29

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

SPAIN (continued)
340	Banco de Andalucia SA	$15,600
12,036	Banco de Valencia SA	110,758
22,078	Banco Guipuzcoano SA	172,495
28,489	Banco Pastor SA	235,656
38,634	Bankinter SA	412,640
920	Baron de Ley(b)	51,535
5,014	Campofrio Alimentacion SA	55,854
1,581	Cementos Portland Valderrivas SA	57,429
4,047	Cintra Concesiones de Infraestructuras de Transporte SA	35,746
276	Construcciones y Auxiliar de Ferrocarriles SA	76,670
2,521	Corp. Dermoestetica(b)	12,692
7,290	Duro Felguera SA	38,560
18,256	Ebro Puleva SA	236,638
7,151	Elecnor SA	84,216
2,722	Enagas	52,838
167,957	Ercros SA(b)	32,110
17,487	FAES FARMA SA	89,821
1,761	Fomento de Construcciones y Contratas SA	69,579
1,180	Gamesa Corp. Tecnologica SA	19,176
2,974	General de Alquiler de Maquinaria(b)	25,359
19,858	Gestevision Telecinco SA	158,441
1,307	Grifols SA	25,820
10,408	Grupo Catalana Occidente SA	162,503
14,650	Grupo Empresarial Ence SA	67,220
14,772	Grupo Ferrovial SA	452,241
97,314	Iberia Lineas Aereas de Espana	228,218
1,200	Iberpapel Gestion SA	18,048
6,761	Indra Sistemas SA	130,810
107,992	La Seda de Barcelona SA - Class B(b)	55,057
2,218	Mecalux SA	38,616
1,142	Miquel y Costas	13,391
44,377	Natraceutical SA(b)	33,936
10,073	NH Hoteles SA	75,876
9,697	Obrascon Huarte Lain SA	121,121
4,743	Papeles y Cartones de Europa SA	22,549
697	Pescanova SA	25,229
2,939	Promotora de Informaciones SA	11,425
5,465	Prosegur Cia de Seguridad SA	154,423
2,058	Red Electrica Corp. SA	89,760
13,931	Sacyr Vallehermoso SA	127,842
18,736	Service Point Solutions SA	21,731
11,627	Sociedad Nacional Inds. Aplicaciones Celulosa Espanola (Sniace)(b)	14,819
10,804	Sol Melia SA	50,537
12,812	SOS Cuetara SA	178,319
13,232	Tavex Algodonera SA(b)	12,480
455	Technocom Telecom I-08 Shs	1,837

Shares		Value

SPAIN (continued)
3,082	Tecnicas Reunidas SA	$87,323
4,546	Telecomunicaciones y Energia(b)	18,367
22,221	Tubacex SA	78,735
6,501	Tubos Reunidos SA	17,069
1,465	Unipapel SA	19,120
1,457	Vertice Trescientos Sesenta Grados(b)	1,523
4,040	Vidrala SA	84,910
10,207	Viscofan SA	174,976
6,850	Vocento SA	40,423
246	Zardoya Otis SA	4,640
38,050	Zeltia SA	188,652

		5,309,138

SWEDEN — 0.1%
4,500	AarhusKarlshamn AB	54,510
4,550	Active Biotech AB(b)	23,160
2,200	AddTech AB - Class B	26,082
2,000	AF AB - Class B	32,732
4,250	Axfood AB	80,646
5,000	Axis Communications AB	53,318
1,600	B&B Tools AB - Class B	17,423
4,600	BE Group AB	13,338
2,900	Beijer Alma AB	24,665
5,200	Bilia AB - Class A	14,809
3,700	Biovitrum AB(b)	27,178
8,200	Brostrom AB - Class B	59,704
4,900	Cardo AB	70,722
2,600	Catena AB	23,454
4,550	Clas Ohlson AB - Class B	45,002
7,100	Concordia Maritime AB - Class B	15,280
11,500	D Carnegie AB	30,677
18,820	Electrolux AB	169,162
19,800	Elekta AB - Class B	247,500
3,250	Enea AB(b)	10,764
6,400	Eniro AB	14,598
10,800	Gunnebo AB	28,948
8,900	Hakon Invest AB	101,215
5,800	Haldex AB	26,758
829	Hexpol AB(b)	3,408
8,000	HIQ International AB(b)	25,464
5,500	Hoganas AB - Class B	76,724
2,860	Holmen AB, Class B	80,345
3,900	Industrial & Financial Systems - Class B	16,937
2,800	Indutrade AB	36,082
10,200	Intrum Justitia AB	99,897
27,734	JM AB	146,533
8,298	KappAhl Holding AB(b)	30,476
11,100	Lindab International AB	84,752
24,886	Meda AB - Class A	158,744
775	Mekonomen AB	8,489
8,700	Micronic Laser Systems AB(b)	11,211
11,250	Munters AB	58,860

30

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

SWEDEN (continued)
5,000	NCC AB - Class B	$40,432
11,000	Nibe Industrier AB - Class B	58,969
21,900	Nobia AB	47,130
4,200	Nolato AB - Class B	22,786
21,562	PA Resources AB(b)	52,238
18,800	Peab AB	52,330
9,400	Peab Industri AB - Class B	38,642
10,400	Q-Med AB	42,216
9,796	Rezidor Hotel Group AB	25,500
4,400	RNB Retail and Brands AB	2,302
14,000	SAS AB(b)	72,526
2,500	Skanditek Industriforvaltning AB	5,090
5,200	SkiStar AB	46,405
6,500	Sweco AB - Class B	39,369
9,800	Teleca AB - Class B(b)	4,029
18,600	Trelleborg AB - Class B	109,539

		2,709,070

SWITZERLAND — 0.4%
824	Actelion Ltd.(b)	43,342
20,053	Adecco SA	694,082
275	Affichage Holding AG	33,198
261	AFG Arbonia-Forster Holding	32,633
778	Allreal Holding AG	79,162
934	Also Holding AG	33,826
12,716	Aryzta AG(b)	453,315
3,439	Aryzta AG(b)	121,582
5,613	Ascom Holding AG(b)	36,300
176	Bachem Holding AG - Class B	12,672
258	Baloise Holding AG	13,715
1,453	Bank Coop AG	93,718
6,000	Bank Sarasin & Compagnie AG - Class B	175,908
234	Banque Cantonale de Geneve	47,821
527	Banque Cantonale Vaudoise	117,242
6	Banque Privee Edmond de Rothschild SA	155,213
306	Barry Callebaut AG(b)	152,512
1,515	Basilea Pharmaceutica(b)	205,362
236	Basler Kantonalbank	23,362
58	Belimo Holding AG	39,760
27	Bell Holding AG	29,126
966	Bellevue Group AG	33,319
1,259	Berner Kantonalbank	245,894
281	BKW FMB Energie AG	25,442
1,600	Bobst Group AG	57,946
1,432	Bucher Industries AG	154,227
323	Burckhardt Compression Holding AG	41,778
40	Centralschweizerische Kraftwerke AG	17,246
2,250	Charles Voegele Holding AG - Class A(b)	81,487
5,122	Ciba Holding AG	212,883
47,951	Clariant AG(b)	296,050

Shares		Value

SWITZERLAND (continued)
250	Coltene Holding AG	$11,673
35	Conzzeta Holding AG	51,155
402	Cytos Biotechnology AG(b)	12,132
1,600	Daetwyler Holding AG(b)	64,844
597	Dufry Group	12,200
462	EFG International AG	9,880
809	Emmi AG	76,735
1,783	EMS-Chemie Holding AG	134,682
3,730	Energiedienst Holding AG(b)	160,817
973	Flughafen Zuerich AG	258,625
331	Forbo Holding AG(b)	81,344
944	Galenica AG	284,901
2,022	Geberit AG	209,227
880	Georg Fischer AG(b)	196,534
143	Givaudan SA	97,290
96	Gurit Holding AG	43,046
732	Helvetia Holdings AG	124,535
109	Jelmoli Holding AG	191,739
962	Julius Baer Holding AG	37,345
483	Kaba Holding AG - Class B	103,705
714	Kardex AG(b)	20,379
200	Komax Holding AG	12,934
10,619	Kudelski SA	111,254
2,672	Kuehne & Nagel International AG	160,937
684	Kuoni Reisen Holding	200,535
1	Lindt & Spruengli AG	24,144
2,540	Logitech International SA(b)	37,847
481	Lonza Group AG	39,817
800	Luzerner Kantonalbank	169,009
418	Meyer Burger Technology AG(b)	57,778
4,780	Micronas Semiconductor Holding(b)	17,930
5,846	Mobilezone Holding AG	37,807
760	Mobimo Holding AG(b)	89,782
333	Orell Fuessli Holding AG	53,121
147	Partners Group Holding AG	12,169
4,670	Petroplus Holdings AG	123,626
124	Phoenix Mecano AG	37,423
347	Precious Woods Holding AG(b)	14,228
390	PubliGroupe SA	36,992
915	Rieter Holding AG	157,799
203	Romande Energie Holding SA	350,091
621	Schindler Holding AG	28,381
1,453	Schulthess Group	48,863
200	Schweiter Technologies AG	65,879
432	Schweizerhall Holding AG	89,402
151	Schweizerishe National- Versicherungs-Gesellsschaft	82,030
101	SGS SA	99,197
130	Sia Abrasives Holding AG	48,426
436	Siegfried Holding AG	33,836
6	Sika AG	4,708
120	Societa Elettrica Sopracenerina SA	26,386

31

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

SWITZERLAND (continued)
1,897	Sonova Holding AG	$78,517
461	St. Galler Kantonalbank	160,597
381	Straumann Holding AG	64,393
1,856	Sulzer AG	108,828
2,650	Swatch Group AG(e)	411,313
4,263	Swatch Group AG(e)	121,306
38,012	Swisslog Holding AG(b)	19,011
1,620	Swissquote Group Holding SA	47,355
424	Tamedia AG	27,604
2,779	Tecan Group AG	124,608
10,048	Temenos Group AG(b)	125,632
300	Valartis Group AG	4,773
4,161	Valiant Holding	715,805
541	Valora Holding AG	78,139
35	Vaudoise Assurances Holding SA	4,977
3,263	Vontobel Holding AG	72,311
609	VZ Holding AG	24,944
390	Walter Meier AG - Class A	26,702
531	Ypsomed Holding AG(b)	38,004
60	Zehnder Group AG	46,564
20	Zuger Kantonalbank AG	58,463

		10,575,088

TAIWAN — 0.1%
24,180	Ability Enterprise Co. Ltd.	18,218
70,000	Accton Technology Corp.(b)	11,970
39,790	Altek Corp.	39,329
44,000	Ambassador Hotel (The)	31,683
40,168	AmTran Technology Co. Ltd.	11,448
135,000	Arima Computer Corp.(b)	12,648
27,000	Avermedia Technologies, Inc.	16,536
59,280	Bank of Kaohsiung	12,114
21,030	Basso Industry Corp.	8,225
259,350	BES Engineering Corp.	43,091
138,000	Cathay No. 1 REIT	37,154
189,000	Cathay Real Estate Development Co. Ltd.	41,487
121,000	Cheng Loong Corp.	25,313
26,597	Cheng Uei Precision Industry Co. Ltd.	36,772
106,720	Chia Hsin Cement Corp(b)	33,004
53,017	Chicony Electronics Co. Ltd.	65,905
98,440	China Life Insurance Co. Ltd.(b)	34,025
217,505	China Manmade Fibers	32,643
106,000	China Metal International Holdings, Inc.	10,942
37,471	China Metal Products	20,734
55,000	China Motor Corp.	18,760
181,260	China Petrochemical Development Corp.(b)	32,644
30,114	China Steel Chemical Corp.	44,921
59,000	Chin-Poon Industrial Co.	21,287
23,000	Chroma Ate, Inc.	20,816
90,389	Chun Yuan Steel	25,103

Shares		Value

TAIWAN (continued)
51,000	Chung Hsin Electric & Machinery Manufacturing Corp.	$18,633
66,000	Chung Hung Steel Corp.	20,811
55,000	Chung HWA Pulp Corp.	15,191
343,000	CMC Magnetics Corp.(b)	46,798
24,150	Compal Communications, Inc.	15,047
111,000	Compeq Manufacturing Co.	18,207
81,689	Continental Engineering Corp.	17,907
30,425	Cosmos Bank Taiwan(b)	2,029
77,838	CTCI Corp.	49,206
32,136	CyberTAN Technology, Inc.	20,558
16,000	Depo Auto Parts Ind. Co. Ltd.	22,557
56,397	D-Link Corp.	38,302
160,739	Eastern Media International	18,178
32,000	Elan Microelectronics Corp.	20,277
24,570	Elite Semiconductor Memory Technology, Inc.	18,810
166,788	Elitegroup Computer Systems	33,375
90,933	Eternal Chemical Co. Ltd.	47,558
99,000	Evergreen International Storage & Transport Corp.	41,872
20,264	Everlight Electronics Co. Ltd.	30,719
255,014	Far Eastern International Bank(b)	38,814
45,320	Feng Hsin Iron & Steel Co.	32,016
42,599	Feng TAY Enterprise Co. Ltd.	21,634
7,345	Formosa International Hotels Corp.	50,886
27,300	Giant Manufacturing Co. Ltd.	65,389
94,500	Gigabyte Technology Co. Ltd.	33,522
183,559	Goldsun Development & Construction Co. Ltd.	35,062
66,000	Great Taipei Gas Co. Ltd.	25,013
52,334	Great Wall Enterprise Co.	32,131
54,866	Greatek Electonics, Inc.	34,601
12,601	Highwealth Construction Corp.	6,075
37,743	Hung Poo Real Estate Development Corp.	19,854
69,000	Hung Sheng Construction Co. Ltd.	14,728
35,341	Ichia Technologies, Inc.	10,651
19,792	Johnson Health Tech Co. Ltd.	16,052
75,730	Kenda Rubber Industrial Co. Ltd.(b)	31,226
123,456	King Yuan Electronics Co. Ltd.	32,752
141,185	King’s Town Bank(b)	26,754
244,343	Kinpo Electronics, Inc.	45,783
25,000	LEE Chang Yung Chem IND Corp.	14,364
124,745	Lien Hwa Industrial Corp.	41,226
78,842	Long Bon Development Co. Ltd.	18,287
18,000	Merida Industry Co. Ltd.	25,104
17,849	Merry Electronics Co. Ltd.	15,315
137,347	Micro-Star International Co. Ltd.	57,466

32

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

TAIWAN (continued)
16,044	Nan Kang Rubber Tire Co. Ltd.	$8,805
48,000	Nien Hsing Textile Co. Ltd.	12,661
49,000	Optimax Technology Corp.(b)	3,179
87,360	Opto Technology Corp.	29,135
62,473	Oriental Union Chemical Corp.	26,802
36,569	Pan-International Industrial	31,599
50,542	Phoenix Precision Technology Corp.	14,619
26,260	Pihsiang Machinery Manufacturing Co. Ltd.	37,978
179,026	Prince Housing Development Corp.	29,094
121,000	Prodisc Technology, Inc.(b)(d)	5,466
240,000	Ritek Corp.(b)	29,834
20,000	Ruentex Development Co. Ltd.	8,247
99,000	Ruentex Industries Ltd.	47,275
142,497	Sampo Corp.(b)	17,757
94,519	Sanyang Industrial Co. Ltd.	19,057
37,000	Sheng Yu Steel Co. Ltd.	20,922
53,000	Shihlin Electric & Engineering Corp.	38,566
32,000	Shihlin Paper Corp.(b)	18,434
49,000	Shin Kong No.1 Reit	11,068
192,425	Shinkong Synthetic Fibers Corp.	24,853
205,869	Silicon Integrated Systems Corp.(b)	26,215
52,170	Sincere Navigation Corp.	34,166
59,879	Sintek Photronic Corp.(b)	9,804
30,434	Sinyi Realty Co.	33,680
47,662	Springsoft, Inc.	25,505
50,399	Sunplus Technology Co. Ltd.	20,934
38,500	Sunrex Technology Corp.	25,680
63,290	TA Chen Stainless Pipe Co. Ltd.	25,233
249,000	TA Chong Bank Co. Ltd.(b)	39,786
171,596	Taichung Commercial Bank	34,441
169,000	Tainan Spinning Co. Ltd.	32,281
83,956	Taiwan Life Insurance Co. Ltd.	47,982
71,544	Taiwan Navigation Co. Ltd.	70,497
38,117	Taiwan Secom Co. Ltd.	47,036
46,359	Taiwan Sogo Shin Kong Security Co. Ltd.	21,294
79,483	Taiwan Styrene Monomer Corp.	17,712
72,000	Taiwan TEA Corp.(b)	21,939
62,764	Test-Rite International Co.	29,210
152,000	Ton Yi Industrial Corp.	47,698
33,845	Tong Yang Industry Co. Ltd.	13,494
36,764	Tsann Kuen Enterprise Co. Ltd.	11,258
84,135	TSRC Corp.	59,181
131,000	Union Bank of Taiwan(b)	17,833
112,783	Universal Scientific Industrial Co. Ltd.	33,716
53,039	UPC Technology Corp.	12,463
111,000	USI Corp.	31,770
62,526	Walsin Technology Corp.	18,009
356,367	Waterland Financial Holdings	57,265

Shares		Value

TAIWAN (continued)
372,000	Winbond Electronics Corp.(b)	$38,912
132,000	Wintek Corp.	33,098
117,597	Ya Hsin Industrial Co. Ltd.(b)(d)	0
274,000	Yageo Corp.	42,700
247,872	Yieh Phui Enterprise Co. Ltd.	71,696
253,242	Yuen Foong Yu Paper Manufacturing Co. Ltd.	57,586
71,000	Yungtay Engineering Co. Ltd.	26,801
14,169	Zinwell Corp.	15,036
30,416	Zyxel Communications Corp.	19,735

		3,554,509

THAILAND — 0.0%
108,700	Amata Corp. Public Co. Ltd.	11,475
344,900	Asian Property Development Public Co. Ltd.	29,127
75,000	Bangkok Dusit Medical Services Public Co. Ltd.	40,014
58,400	Bangkok Expressway Public Co. Ltd.	20,161
8,600	Bangkok Insurance Public Co. Ltd.	44,411
1,200,000	Bangkok Land Public Co. Ltd.(b)	7,874
91,200	BEC World Public Co. Ltd.	47,096
226,800	CalComp Electronics Public Co. Ltd.	11,841
226,100	Central Plaza Hotel Public Co. Ltd.	24,513
190,700	CH Karnchang Public Co. Ltd.	12,623
1,631,600	Charoen Pokphand Foods Public Co. Ltd.	141,514
79,700	Glow Energy Public Co. Ltd.	45,478
84,200	Hana Microelectronics Public Co. Ltd.	24,744
1,785,800	Hemaraj Land and Development Public Co. Ltd.	35,156
329,224	Home Product Center Public Co. Ltd.	32,875
63,100	ICC International Public Co. Ltd.	77,412
664,100	Italian-Thai Development Public Co. Ltd.	46,610
81,200	Kiatnakin Bank Public Co. Ltd.	31,044
75,500	Kim Eng Securities Public Co. Ltd.	16,694
452,800	Land & Houses Public Co. Ltd.	47,282
116,800	Major Cineplex Group Public Co. Ltd.	19,994
28,700	MBK Public Co. Ltd.	39,099
39,400	Padaeng Industry Public Co. Ltd.	9,330
205,100	Precious Shipping Public Co. Ltd.	45,058
92,700	Regional Container Lines Public Co. Ltd.	13,621

33

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

THAILAND (continued)
153,900	Robinson Department Store Public Co. Ltd.	$29,199
115,300	Rojana Industrial Park Public Co. Ltd.	19,573
36,000	Saha-Union Public Co. Ltd.	13,044
2,132,000	Sahaviriya Steel Industries Public Co. Ltd.	20,073
173,600	Siam City Bank Public Co. Ltd.(b)	33,185
19,300	Siam Makro Public Co. Ltd.	33,039
177,400	Sino Thai Engineering & Construction Public Co. Ltd.(b)	9,161
4,947,400	Thai Military Bank Public Co. Ltd.	79,045
143,800	Thai Plastic & Chemical Public Co. Ltd.	42,668
18,200	Thai Stanley Electric Public Co. Ltd.	38,165
84,600	Thai Union Frozen Products Public Co. Ltd.	48,274
74,700	Thai Union Frozen Products Public Co. Ltd.	35,165
126,700	Thaicom Public Co. Ltd.(b)	8,748
244,900	Thanachart Capital Public Co. Ltd.	49,609
141,600	Thoresen Thai Agencies Public Co. Ltd.(e)	42,419
89,300	Ticon Industrial Connection Public Co. Ltd.	20,128
77,800	Tisco Bank Public Co. Ltd.	19,644
256,900	Vinythai Public Co. Ltd.	26,826

		1,443,011

TURKEY — 0.0%
0	Acibadem Saglik Hizmetleri ve Ticaret AS(b)	2
13,070	Akcansa Cimento AS	21,508
5,197	Akenerji Elektrik Uretim AS(b)	27,104
21,553	Aksa Akrilik Kimya Sanayii(b)	22,202
28,525	Alarko Holding AS	30,492
38,219	Anadolu Cam Sanayii AS(b)	27,732
25,952	Anadolu Hayat Emeklilik AS	22,698
54,192	Anadolu Sigorta	28,438
37,318	Aygaz AS(b)	48,353
5,750	Bati Cimento	20,116
34,153	Bolu Cimento Sanayii AS	24,781
514	Brisa Bridgestone Sabanci	11,405
1,034	BSH Ev Aletleri Sanayi ve Ticaret AS	13,666
16,881	Bursa Cimento	49,652
4,298	Celebi Hava Servisi	14,147
12,995	Cimsa Cimento Sanayi ve Ticaret AS	24,246
10,444	Deva Holding AS(b)	47,364
54,726	Dogan Yayin Holding(b)	31,555
12,000	Dogus Otomotiv Servis ve Ticaret AS	16,792

Shares		Value

TURKEY (continued)
45,228	Eczacibasi Ilac Sanayi ve Ticaret AS	$35,455
40,281	Global Yatirim Holding AS(b)	7,307
21,743	Grundig Elektronik Anonim Sirk(b)	5,635
45,998	Hurriyet Gazetecilik AS(b)	24,734
60,066	Ihlas Holding(b)	11,285
15,750	Izmir Demir Celik Sanayi AS	15,918
47,545	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class A(b)	20,946
428	Kartonsan Karton Sanayi	14,293
842	Konya Cimento Sanayii AS	18,683
13,000	Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret AS(b)	10,780
14,961	Mardin Cimento Sanayii	34,118
1	Migros Turk TAS	10
5,026	Otokar Otobus Karoseri Sanayi AS	24,095
7,882	Pinar SUT Mamulleri Sanayii	12,664
18,260	TAT Konserve(b)	14,432
72,944	Tekstil Bankasi AS(b)	25,519
0	Tofas Turk Otomobil Fabrikasi AS	0
102,456	Trakya Cam Sanayi AS(b)	66,377
0	Turk Demir Dokum Fabrikalari(b)	1
33,902	Turk Ekonomi Bankasi AS(b)	19,987
12,729	Turk Hava Yollari(b)	39,254
0	Turk Sise ve Cam Fabrikalari AS(b)	0
33,758	Ulker Biskuvi Sanayi AS	45,053
42,641	Vestel Elektonik Sanayi(b)	24,586
15,401	Yapi Kredi Finansal Kiralama AO	12,871
9,284	Yapi Kredi Sigorta AS	43,907
12,270	Zorlu Enerji Elektrik Uretim AS(b)	18,124

		1,028,287

UNITED KINGDOM — 1.2%
81,162	Aberdeen Asset Management Plc	121,801
5,836	Admiral Group Plc	85,703
19,217	AEA Technology Plc(b)	9,897
145,188	Aegis Group Plc	151,878
20,918	Aga Rangemaster Group Plc	28,531
63,284	Aggreko Plc	441,247
45,000	Amdocs Ltd.(b)	1,015,200
6,141	AMEC Plc	51,095
97,987	Amlin Plc	499,499
16,793	Anglo Pacific Group Plc	29,053
56,872	Anite Plc	26,543
26,420	Antofagasta Plc	161,359
57,224	Arena Leisure Plc	23,944
90,812	Aricom Plc(b)	1,754

34

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED KINGDOM (continued)
13,785	Ark Therapeutics Group Plc(b)	$9,318
101,827	ARM Holdings Plc	158,549
8,405	Arriva Plc	81,159
16,372	Ashmore Group Plc	42,684
87,704	Ashtead Group Plc	59,987
23,379	Atkins (WS) Plc	199,600
5,515	Autonomy Corp. Plc(b)	86,847
10,641	Aveva Group Plc	134,945
76,299	Avis Europe Plc(b)	8,227
7,640	Axis-Shield Plc(b)	36,271
6,293	Axon Group Plc	64,310
47,470	Babcock International Group Plc	295,460
52,606	Balfour Beatty Plc	210,807
2,496	Barr (A.G.) Plc	44,588
55,776	BBA Aviation Plc	71,586
74,168	Beazley Group Plc	125,330
16,589	Bellway Plc	143,766
19,374	Benfield Group Ltd.	105,465
12,260	Berkeley Group Holdings Plc(b)	146,993
6,704	Blacks Leisure Group Plc	3,210
11,301	Bloomsbury Publishing Plc	29,236
7,949	BlueBay Asset Management Plc	25,585
73,858	Bodycote International Plc	146,796
20,611	Boot (Henry) Plc	19,073
28,105	Bovis Homes Group Plc	152,654
8,349	BPP Holdings Plc	45,550
33,807	Brewin Dolphin Holdings Plc	61,208
68,641	Brit Insurance Holdings Plc	200,498
28,208	British Land Co. Plc	279,642
17,076	Britvic Plc	62,520
32,163	Brixton Plc	86,183
27,256	BSS Group Plc	99,572
20,638	BTG Plc(b)	42,763
3,383	Bunzl Plc	33,919
24,228	Burberry Group Plc	107,226
4,396	Business Post Group Plc	20,163
30,466	C&C Group Plc	44,267
51,068	Cable & Wireless Plc	101,007
708	Cairn Energy Plc	18,276
20,763	Capital & Regional Plc	15,287
8,149	Care U.K. Plc	29,672
84,991	Carillion Plc	283,819
8,224	Carpetright Plc	59,890
72,501	Carphone Warehouse Group Plc	156,350
20,799	Centaur Media Plc	17,155
7,437	Charles Stanley Group Plc	21,903
5,241	Charles Taylor Consulting Plc	15,077
34,206	Charter International Plc	222,950
4,667	Chemring Group Plc	119,422
9,002	Chesnara Plc	15,284
8,296	Chime Communications Plc	9,479
38,662	Chloride Group Plc	82,131
4,522	Chrysalis Group Plc(b)	5,458

Shares		Value

UNITED KINGDOM (continued)
2,754	Clarkson Plc	$19,501
27,959	Clinton Cards Plc	6,974
20,847	Close Brothers Group Plc	179,493
52,807	Cobham Plc	159,771
38,584	Collins Stewart Plc	27,011
55,637	Colt Telecom Group SA(b)	56,634
27,294	Communisis Plc	20,425
22,059	Computacenter Plc	33,637
4,293	Consort Medical Plc	24,181
45,221	Cookson Group Plc	145,916
5,973	Corin Group Plc	11,583
121,107	Costain Group Plc	39,955
335,000	Country Garden Holdings Co.	57,922
7,117	Cranswick Plc	72,158
34,340	Croda International Plc	282,404
9,099	CSR Plc(b)	29,836
23,015	Daily Mail & General Trust A NV	107,784
31,525	Dairy Crest Group Plc	157,277
17,930	Dana Petroleum Plc(b)	287,979
39,957	Davis Service Group Plc	141,470
37,787	De la Rue Plc	542,143
95,191	Debenhams Plc	58,214
5,612	Dechra Pharmaceuticals Plc	35,517
21,260	Delta Plc	26,687
7,284	Development Securities Plc	33,175
26,078	Devro Plc	30,217
6,246	Dignity Plc	59,809
182,740	Dimension Data Holdings Plc(e)	87,492
17,115	Diploma Plc	35,807
17,282	Domino Printing Sciences Plc	55,347
23,879	Drax Group Plc	221,162
119,309	DS Smith Plc	127,686
2,886	DTZ Holdings Plc	2,601
78,464	Electrocomponents Plc	178,680
107,465	Elementis Plc	101,175
81,064	Ennstone Plc	6,132
14,750	Erinaceous Group Plc(b)(d)	392
13,642	Euromoney Institutional Investor Plc	58,180
36,731	Evolution Group Plc	48,916
103,201	F&C Asset Management Plc	69,756
23,644	Fenner Plc	38,908
4,749	Fidessa Group Plc	44,022
11,172	Filtronic Plc(b)	7,731
18,220	Findel Plc	18,033
13,772	Firstgroup Plc	90,484
13,270	Forth Ports Plc	208,648
312,657	Fortune Oil Plc(b)	32,706
8,125	French Connection Group Plc	6,538
68,670	Friends Provident Plc	77,360
4,872	Fuller Smith & Turner	24,110
58,668	Future Plc	12,274
79,405	G4S Plc	239,223
145,122	Galiform Plc	52,549

35

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED KINGDOM (continued)
39,778	Galliford Try Plc	$29,128
85,424	Game Group Plc	178,033
5,558	Games Workshop Group Plc(b)	24,017
3,194	Gem Diamonds Ltd.(b)	15,524
3,899	Genus Plc	37,806
84,689	GKN Plc	161,849
10,109	Go-Ahead Group Plc	219,630
41,729	Great Portland Estates Plc	185,352
28,000	Greene King Plc	144,085
2,569	Greggs Plc	133,666
26,494	Halfords Group Plc	94,443
108,988	Halma Plc	286,778
7,646	Hammerson Plc	87,366
15,398	Hampson Industries Plc	27,630
4,000	Hansard Global Plc	8,433
6,039	Hardy Underwriting Bermuda Ltd.	24,783
6,476	Hargreaves Lansdown Plc	17,718
230,596	Hays Plc	253,282
25,455	Headlam Group Plc	87,155
16,582	Helical Bar Plc	79,325
21,037	Helphire Plc	35,210
148,870	Henderson Group Plc(b)	125,781
10,693	Heritage Oil Ltd.	28,653
17,875	Hikma Pharmaceuticals Plc	92,774
10,970	Hill & Smith Holdings Plc	35,309
100,708	HMV Group Plc	160,453
9,757	Holidaybreak Plc	27,715
61,861	Home Retail Group Plc	195,876
17,525	Homeserve Plc	358,188
18,628	Hunting Plc	128,610
42,351	Huntsworth Plc	23,685
3,867	Hyder Consulting Plc	11,824
48,654	ICAP Plc	240,385
49,932	IG Group Holdings Plc	231,029
37,129	Imagination Technologies Group Plc(b)	28,682
9,638	IMI Plc	42,655
29,260	Informa Plc	99,006
5,645	Inmarsat Plc	38,247
91,379	Innovation Group Plc	7,721
18,120	Intercontinental Hotels Group Plc	153,535
16,587	Intermediate Capital Group Plc	254,396
38,919	International Personal Finance Plc	87,375
101,367	International Power Plc	361,343
26,823	Interserve Plc	79,752
28,289	Intertek Group Plc	333,256
12,530	Invensys Plc(b)	31,135
18,955	Investec Plc	71,687
30,450	IP Group Plc(b)	32,588
34,860	ITE Group Plc	47,406
396,844	ITV Plc	190,001
8,493	James Fisher & Sons Plc	46,472

Shares		Value

UNITED KINGDOM (continued)
31,692	Jardine Lloyd Thompson Group Plc	$224,415
40,455	JJB Sports Plc	19,206
15,444	JKX Oil & Gas Plc	37,717
10,464	John Menzies Plc	28,670
23,744	Johnson Matthey Plc	356,139
83,271	Johnston Press Plc	33,168
56,498	KCOM Group Plc	16,366
10,924	Keller Group Plc	91,419
34,107	Kesa Electricals Plc	43,638
8,554	Kier Group Plc	93,061
548,917	Kingfisher Plc	1,007,074
9,766	Kofax Plc	22,475
37,513	Ladbrokes Plc	95,236
35,733	Laird Plc	93,592
3,223	Lavendon Group Plc	7,262
17,891	Liberty International Plc	197,807
4,601	Liontrust Asset Management Plc	8,663
33,575	Lookers Plc	17,696
16,540	Low and Bonar Plc	12,910
15,549	Luminar Group Holdings Plc	38,474
3,333	M.J. Gleeson Group Plc	4,559
2,410	Manganese Bronze Holdings Plc	5,954
147,723	Marks & Spencer Group Plc	520,645
33,489	Marshalls Plc	52,548
78,824	Marston’s Plc	119,878
29,022	McBride Plc	58,850
8,244	McKay Securities Plc	18,840
124,802	Meggitt Plc	272,654
13,403	Melrose Plc	19,197
15,063	Melrose Resources Plc	49,513
73,933	Michael Page International Plc	237,968
21,967	Micro Focus International Plc	92,447
21,689	Millennium & Copthorne Hotels Plc	73,563
25,564	Minerva Plc(b)	7,097
100,405	Misys Plc	178,149
64,668	Mitie Group Plc	196,178
19,843	Mondi Plc	71,692
73,164	Morgan Crucible Co.	125,988
6,436	Morgan Sindall Plc	51,789
19,966	Morse Plc	6,185
18,969	Mothercare Plc	92,957
16,232	Mouchel Group Plc	82,157
15,625	MWB Group Holdings Plc(b)	11,316
46,851	N Brown Group Plc	165,879
10,913	National Express Group Plc	100,108
18,906	Nestor Healthcare Group Plc	7,759
13,897	Next Plc	235,728
125,910	Northern Foods Plc	98,277
17,780	Northgate Plc	36,340
77,366	Northumbrian Water Group Plc	388,156
11,596	Novae Group Plc	50,247
65,932	Oxford Biomedica Plc(b)	6,366
37,301	Pace Plc(b)	22,511

36

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED KINGDOM (continued)
851	PayPoint PLC	$7,204
142,460	Pendragon Plc	11,578
9,360	Pennon Group Plc	80,740
18,050	Persimmon Plc	87,146
3,584	Petrofac Ltd.	24,773
6,142	Phoenix IT Group Ltd.	15,667
56,972	Photo-Me International Plc(b).	9,627
73,007	Premier Farnell Plc	152,154
102,090	Premier Foods Plc	45,182
19,340	Premier Oil Plc(b)	230,323
19,473	Provident Financial Plc	249,457
39,282	Psion Plc	48,046
38,633	PV Crystalox Solar Plc	84,401
41,130	PZ Cussons Plc	82,575
16,078	QinetiQ Plc	43,988
53,253	Rank Group Plc(b)	48,850
8,871	Rathbone Brothers Plc	113,641
3,513	REA Holdings Plc	15,265
49,551	Redrow Plc	165,271
200,767	Regus Plc	151,051
6,250	Renishaw Plc	53,209
2,330	Rensburg Sheppards Plc	17,108
41,089	Rentokil Initial Plc	29,757
28,774	Restaurant Group Plc	58,232
71,087	Rexam Plc	427,012
7,755	Ricardo Plc	32,886
13,819	RM Plc	34,471
15,157	Robert Wiseman Dairies Plc	94,400
22,720	ROK Plc	27,880
20,874	Rotork Plc	248,424
23,225	RPC Group Plc	40,367
48,653	RPS Group Plc	115,883
28,505	RSA Insurance Group Plc	63,077
94,913	Sage Group Plc (The)	264,254
31,022	Savills Plc	113,705
21,956	Schroders Plc	279,498
1,553	Schroders Plc - Non Voting	16,545
8,480	Scott Wilson Group Plc	14,193
11,324	SDL Plc(b)	44,239
13,613	Segro Plc	61,452
58,192	Senior Plc	53,615
10,953	Serco Group Plc	65,132
12,508	Severfield-Rowen Plc	30,798
10,313	Severn Trent Plc	227,382
32,455	Shaftesbury Plc	174,061
55,216	Shanks Group Plc	111,299
1,332	Shire Plc	17,556
29,368	SIG Plc	114,259
12,361	Signet Group Jewelers Lts(b)	120,353
5,039	Smiths Group Plc	64,754
37,047	Smiths News Plc	33,984
16,509	Soco International Plc(b)	379,401
17,628	Southern Cross Healthcare Ltd.	26,951
24,624	Spectris Plc	197,350
6,322	Speedy Hire Plc	24,317
16,818	Spirax-Sarco Engineering Plc	216,393

Shares		Value

UNITED KINGDOM (continued)
170,913	Spirent Communications Plc	$148,531
50,500	Sports Direct International Plc	35,353
54,276	SSL International Plc	364,463
7,688	St. Ives Group Plc	10,826
31,588	St. James’s Place Plc	93,030
20,664	St. Modwen Properties Plc	62,936
72,211	Stagecoach Group Plc	214,993
77,807	Stanelco Plc(b)	513
2,744	STV Group Plc(b)	7,077
80,206	Tate & Lyle Plc	475,334
102,352	Taylor Nelson Sofres Plc	401,505
5,162	Ted Baker Plc	27,186
11,245	Telecom Plus Plc	55,739
106,670	Thomas Cook Group Plc	288,404
76,297	Tomkins Plc	140,593
35,892	Topps Tiles Plc	18,917
11,051	Town Centre Securities Plc	21,253
33,611	Trinity Mirror Plc	18,662
35,484	TT electronics Plc	26,840
39,411	TUI Travel Plc	119,495
38,584	Tullett Prebon Plc	146,389
9,316	Tullow Oil Plc	78,562
30,000	UK Coal Plc(b)	46,591
16,341	Ultra Electronics Holdings	289,282
10,108	Umeco Plc	44,044
22,021	Uniq Plc(b)	9,923
34,288	United Business Media Ltd.	221,691
6,853	UTV Media Plc	9,237
26,283	Vectura Group Plc(b)	19,880
23,332	Venture Production Plc	151,793
22,798	Victrex Plc	210,233
6,702	Vitec Group Plc (The)	18,875
36,133	VT Group Plc	290,026
6,081	Warner Estate Holdings Plc	6,606
1,936	Wellstream Holdings Plc	13,436
6,330	Wembley Plc(b)(d)	1,019
43,403	Wetherspoon (J.D.) Plc	179,865
33,542	WH Smith Plc	201,213
30,704	Whitbread Plc	441,509
11,510	White Young Green Plc	23,154
8,065	William Hill Plc	24,791
42,118	Willis Group Holdings Ltd.	1,105,176
14,285	Wilmington Group Plc	33,105
19,577	Wincanton Plc	55,766
14,049	Wolfson Microelectronics Plc(b)	19,614
11,717	Wolseley Plc	63,736
339,266	Woolworths Group Plc	23,205
41,464	Workspace Group Plc	66,730
8,449	WSP Group Plc	39,228
10,220	Xaar Plc	9,375
16,161	Xchanging Plc	57,089
41,464	Yell Group Plc	40,872
30,967	Yule Catto & Co. Plc	42,361

		35,480,603

37

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES — 21.6%
9,211	1-800-FLOWERS.COM, Inc. - Class A(b)	$49,279
12,050	1st Source Corp.	258,593
76,715	3Com Corp.(b)	209,432
3,800	3D Systems Corp.(b)	41,306
6,529	4Kids Entertainment, Inc.(b)	34,538
11,400	99 Cents Only Stores(b)	139,080
2,900	A.M. Castle & Co.	35,293
3,500	A.O. Smith Corp.	110,425
6,122	AAON, Inc.	100,952
7,600	AAR Corp.(b)	121,524
7,100	Aaron Rents, Inc.	176,009
700	Abaxis, Inc.(b)	10,759
8,900	Abington Bancorp, Inc.	92,115
11,000	Abiomed, Inc.(b)	160,380
380,000	ABM Industries, Inc.	6,205,400
3,800	Abraxas Petroleum Corp.(b)	8,360
10,020	AC Moore Arts & Crafts, Inc.(b)	27,856
5,700	Acacia Research-Acacia Technologies(b)	14,706
8,444	Acadia Pharmaceuticals, Inc.(b)	16,044
4,100	Acadia Realty Trust	74,087
1,814	Accelrys, Inc.(b)	8,689
7,800	ACCO Brands Corp.(b)	21,996
17,500	Accuride Corp.(b)	5,600
3,200	ACI Worldwide, Inc.(b)	43,840
5,946	Actel Corp.(b)	71,887
9,100	ActivIdentity Corp.(b)	18,200
86,800	Actuant Corp. - Class A	1,556,324
9,350	Actuate Corp.(b)	26,554
1,000	Acuity Brands, Inc.	34,960
58,880	Adaptec, Inc.(b)	189,005
17,100	ADC Telecommunications, Inc. (b)	108,414
154,800	Administaff, Inc.	3,094,452
9,000	Adobe Systems, Inc.(b)	239,760
12,705	Adolor Corp.(b)	40,021
11,500	Adtran, Inc.	174,800
730	Advance America Cash Advance Centers, Inc.	1,956
167,366	Advance Auto Parts, Inc.	5,221,819
16,100	Advanced Analogic Technologies, Inc.(b)	48,461
7,300	Advanced Energy Industries, Inc.(b)	77,891
1,965	Advanta Corp. - Class A	4,657
3,000	Advanta Corp. - Class B	13,560
2,500	Advent Software, Inc.(b)	46,850
17,260	ADVENTRX Pharmaceuticals, Inc.(b)	2,584
1,500	Advisory Board Co. (The)(b).	36,975
1,200	AEP Industries, Inc.(b)	23,484
6,900	Aeropostale, Inc.(b)	167,049
2,800	AFC Enterprises(b)	13,608
4,000	Agilysys, Inc.	16,080
672	Agree Realty Corp.	13,487

Shares		Value

UNITED STATES (continued)
2,800	Air Methods Corp.(b)	$46,984
6,380	Airspan Networks, Inc.(b)	1,786
16,229	Airtran Holdings, Inc.(b)	66,377
6,300	AK Steel Holding Corp.	87,696
7,890	Akorn, Inc.(b)	24,538
1,000	Alamo Group, Inc.	12,580
7,600	Alaska Air Group, Inc.(b)	187,720
16,000	Alaska Communications Systems Group, Inc.	149,440
3,400	Albany International Corp. - Class A	49,504
17,293	Albany Molecular Research, Inc.(b)	218,756
2,800	Alexion Pharmaceuticals, Inc.(b)	114,100
7,000	Alexza Pharmaceuticals, Inc.(b)	19,950
1,642	Alico, Inc.	64,678
6,800	Align Technology, Inc.(b)	47,124
7,629	Alkermes, Inc.(b)	75,375
4,000	Alleghany Corp.(b)	1,128,000
4,400	Allete, Inc.	154,000
11,000	Alliance Data Systems Corp.(b)	551,760
16,300	Alliance Imaging, Inc.(b)	132,845
31,800	Alliance One International, Inc.(b)	106,212
8,408	Allis-Chalmers Energy, Inc.(b)	56,838
21,600	Allos Therapeutics, Inc.(b)	157,896
6,556	Allscripts Healthcare Solutions, Inc.	42,614
4,200	Alnylam Pharmaceuticals, Inc.(b)	96,600
5,825	Alon USA Energy, Inc.	51,376
3,900	Alpha Natural Resources, Inc.(b)	139,503
6,400	Alpharma, Inc. - Class A(b)	200,384
12,326	Alphatec Holdings, Inc.(b)	48,441
2,700	AMAG Pharmaceuticals, Inc.(b)	82,566
3,470	Ambassadors Group, Inc.	36,227
4,100	AMCOL International Corp.	100,573
4,534	Amcore Financial, Inc.	21,083
4,000	Amedisys, Inc.(b)	225,640
2,700	Amerco, Inc.(b)	122,202
5,000	American Axle & Manaufacturing Holdings, Inc.	17,950
11,806	American Campus Communities, Inc.	306,720
3,399	American Dental Partners, Inc.(b)	29,673
3,500	American Ecology Corp.	61,390
11,600	American Equity Investment Life Holding Co.	52,432
6,700	American Greetings Corp. - Class A	78,256
409,531	American Medical Systems Holdings, Inc.(b)	4,431,125
10,500	American Oil & Gas, Inc.(b)	18,900

38

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
3,357	American Physicians Capital, Inc.	$137,335
3,100	American Science & Engineering, Inc.	194,990
1,800	American Software, Inc. - Class A	8,190
8,500	American States Water Co.	290,785
5,802	American Superconductor Corp.(b)	72,583
5,300	American Vanguard Corp.	77,539
5,200	American Woodmark Corp.	96,408
3,083	AmericanWest Bancorp	3,730
1,824	America’s Car-Mart, Inc.(b)	29,786
8,100	AMERIGROUP Corp.(b)	202,500
1,933	Ameris Bancorp	21,340
6,900	Amerisafe, Inc.(b)	118,956
6,300	Ameristar Casinos, Inc.	58,023
800	Ameron International Corp.	37,600
6,875	AMICAS, Inc.(b)	12,719
29,300	Amkor Technology, Inc.(b)	118,958
5,500	AMN Healthcare Services, Inc.(b)	49,445
3,400	Ampco-Pittsburgh Corp.	80,376
2,100	Amrep Corp.(b)	63,231
7,200	Amsurg Corp.(b)	179,568
9,600	Anadigics, Inc.(b)	16,896
1,800	Analogic Corp.	79,488
8,472	Anaren, Inc.(b)	105,476
4,076	Anchor Bancorp Wisconsin, Inc.	23,233
2,100	Andersons, Inc. (The)	55,923
6,500	Angiodynamics, Inc.(b)	81,900
900	Anika Therapeutics, Inc.(b)	5,427
8,600	Ann Taylor Stores Corp.(b)	108,102
1,769	Ansys, Inc.(b)	50,647
5,300	Apogee Enterprises, Inc.	52,258
5,300	Applied Industrial Technologies, Inc.	107,007
13,950	Applied Micro Circuits Corp.(b)	71,284
209,900	Aptargroup, Inc.	6,364,168
2,600	Arbitron, Inc.	84,708
4,000	Arch Chemicals, Inc.	113,480
6,057	Arctic Cat, Inc.	45,912
11,300	Arena Pharmaceuticals, Inc.(b)	41,584
3,400	Arena Resources, Inc.(b)	103,632
7,453	Argon ST, Inc.(b)	155,470
4,000	Ariad Pharmaceuticals, Inc.(b)	7,960
14,817	Ariba, Inc.(b)	158,542
4,700	Arkansas Best Corp.	137,193
3,200	Arqule, Inc.(b)	8,832
7,728	Array Biopharma, Inc.(b)	38,022
20,468	Arris Group, Inc.(b)	141,434
15,700	Art Technology Group, Inc.(b)	30,615
153,443	Arthrocare Corp.(b)	3,188,546
10,772	ArvinMeritor, Inc.	63,770
6,700	Asbury Automotive Group, Inc.	21,775

Shares		Value

UNITED STATES (continued)
8,200	Ashford Hospitality Trust, Inc.	$13,284
1,691	Aspect Medical Systems, Inc.(b)	5,580
8,600	Aspen Technology, Inc.(b)	67,338
10,700	Asset Acceptance Capital Corp.(b)	86,777
12,600	Assisted Living Concepts, Inc. - Class A(b)	62,622
1,300	Associated Estates Realty Corp.	10,608
1,320	Asta Funding, Inc.	4,488
2,900	Astec Industries, Inc.(b)	73,718
8,600	Asyst Techologies, Inc.(b)	5,418
10,900	ATC Technology Corp.(b)	239,037
60,000	athenahealth, Inc.(b)	1,836,000
600	Atherogenics, Inc.(b)	39
230,221	Atheros Communications, Inc.(b)	4,137,071
1,200	Atlantic Coast Federal Corp.	7,812
2,700	Atlas Air Worldwide Holdings, Inc.(b)	52,164
2,934	Atlas America, Inc.	67,218
91,800	Atmel Corp.(b)	380,970
3,163	ATMI, Inc.(b)	38,462
3,400	ATP Oil & Gas Corp.(b)	40,936
5,307	Audiovox Corp. - Class A(b)	31,258
31,000	Autodesk, Inc.(b)	660,610
4,300	Auxilium Pharmaceuticals, Inc.(b)	84,495
4,900	Avid Technology, Inc.(b)	72,667
5,900	Avista Corp.	117,174
2,500	Avocent Corp.(b)	37,550
52,000	Avon Products, Inc.	1,291,160
9,900	Axcelis Technologies, Inc.(b)	4,356
2,150	Axsys Technologies, Inc.(b)	141,964
4,300	AZZ, Inc.(b)	125,474
2,000	Badger Meter, Inc.	50,400
5,866	Balchem Corp.	149,935
6,200	Baldor Electric Co.	108,872
891	Baldwin & Lyons, Inc. - Class B	16,207
7,732	Bally Technologies, Inc.(b)	171,264
2,600	BancFirst Corp.	131,040
2,200	Bancorp, Inc. (The)(b)	8,228
11,900	BancorpSouth, Inc.	288,813
10,697	Bank Mutual Corp.	123,336
300	Bank of Florida Corp.(b)	1,830
2,900	Bank of The Ozarks, Inc.	88,160
740	BankAtlantic Bancorp, Inc.	4,566
5,200	BankFinancial Corp.	63,388
3,086	Bankrate, Inc.(b)	101,560
1,300	BankUnited Financial Corp. - Class A	604
1,900	Banner Corp.	24,263
8,000	Bard (C.R.), Inc.	706,000
325,000	Bare Escentuals, Inc.(b)	1,358,500
7,000	Barnes Group, Inc.	101,570
1,106	Barrett Business Sevices, Inc.	12,166
6,550	Basic Energy Services, Inc.(b)	89,604

39

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
100	Basin Water, Inc.(b)	$71
500	Bassett Furniture Industries, Inc.	2,205
16,100	Beacon Roofing Supply, Inc.(b)	220,248
18,319	BearingPoint, Inc.(b)	3,845
900	Beasley Broadcasting Group, Inc. - Class A	1,341
10,900	Bebe Stores, Inc.	96,574
14,000	Beckman Coulter, Inc.	698,880
126	Bel Fuse, Inc. - Class A	2,623
1,900	Bel Fuse, Inc. - Class B	41,230
7,226	Belden, Inc.	150,590
5,616	Bell Microproducts, Inc.(b)	5,054
8,550	Benchmark Electronics, Inc.(b)	102,514
3,800	Berkshire Hills Bancorp, Inc.	98,914
85,600	Berry Petroleum Co. - Class A	1,994,480
3,100	Beverly Hills Bancorp, Inc.	2,263
4,700	BFC Financial Corp. - Class A(b)	2,021
7,800	BGC Partners, Inc. - Class A	31,902
2,100	Big 5 Sporting Goods Corp.	13,188
7,000	Bill Barrett Corp.(b)	142,800
7,614	BioCryst Pharmaceuticals, Inc.(b)	12,182
133,348	BioMarin Pharmaceutical, Inc.(b)	2,442,935
6,700	BioMed Realty Trust, Inc.	94,135
3,600	BioMimetic Therapeutics, Inc.(b)	29,448
85,000	Bio-Rad Laboratories, Inc. - Class A(b)	7,257,300
3,200	Bio-Reference Labs, Inc.(b)	78,688
19,100	BioScrip, Inc.(b)	57,300
5,700	BJ’s Restaurants, Inc.(b)	50,673
8,300	BJ’s Wholesale Club, Inc.(b)	292,160
2,798	Black Box Corp.	85,087
4,520	Black Hills Corp.	114,130
140,000	Blackbaud, Inc.	2,128,000
132,000	Blackboard, Inc.(b)	3,231,360
24,990	Blockbuster, Inc. - Class A(b)	37,985
14,717	Blockbuster, Inc. - Class B(b)	9,566
6,400	Blount International, Inc.(b)	55,616
5,400	Blue Coat Systems, Inc.(b)	72,900
500	Blue Nile, Inc.(b)	15,290
8,200	Bluegreen Corp.(b)	39,770
3,100	Blyth, Inc.	26,660
3,850	Bob Evans Farms, Inc.	80,388
1,500	Bolt Technology Corp.(b)	12,165
2,600	Bon-Ton Stores, Inc. (The)	5,824
1,900	Books-A-Million, Inc.	5,985
5,400	Borders Group, Inc.	18,306
36,000	Borland Software Corp.(b)	54,000
900	Boston Beer Co., Inc. - Class A(b)	34,011
4,167	Boston Private Financial Holdings, Inc.	36,836

Shares		Value

UNITED STATES (continued)
8,900	Bottomline Technologies, Inc.(b)	$70,132
5,802	Bowne & Co., Inc.	45,198
100,200	Brady Corp. - Class A	3,106,200
6,700	Briggs & Stratton Corp.	105,592
16,700	Brigham Exploration Co.(b)	130,928
10,930	Brightpoint, Inc.(b)	62,957
4,000	Bristow Group, Inc.(b)	99,080
6,400	Bronco Drilling Co., Inc.(b)	49,408
6,423	Brookline Bancorp, Inc.	75,149
8,421	Brooks Automation, Inc.(b)	57,684
7,746	Brown Shoe Co., Inc.	81,643
4,584	Bruker Corp.(b)	18,749
3,700	Brush Engineered Materials, Inc.(b)	45,399
9,100	Buckeye Technologies, Inc.(b)	53,599
6,075	Buckle, Inc. (The)	160,016
4,195	Builders FirstSource, Inc.(b)	15,941
3,400	Building Materials Holding Corp.	816
8,400	Cabela’s, Inc.(b)	66,780
4,600	Cabot Microelectronics Corp.(b)	132,158
4,800	Cache, Inc.(b)	17,232
3,900	CACI International, Inc. - Class A(b)	160,602
1,200	Cadiz, Inc.(b)	16,692
204,422	Cal Dive International, Inc.(b)	1,739,631
7,200	Calgon Carbon Corp.(b)	95,904
5,700	California Pizza Kitchen, Inc.(b)	55,689
2,400	California Water Service Group	90,144
12,624	Caliper Life Sciences, Inc.(b)	17,674
8,600	Callaway Golf Co.	89,956
4,806	Callidus Software, Inc.(b)	16,244
5,000	Callon Petroleum Co.(b)	51,600
2,800	Cal-Maine Foods, Inc.	82,292
1,700	Cambrex Corp.(b)	7,650
900	Camden National Corp.(d)	26,325
4,061	Candela Corp.(b)	2,721
7,400	Cano Petroleum, Inc.(b)	4,292
2,800	Cantel Medical Corp.(b)	26,880
1,574	Capital Corp. of the West	3,620
4,500	Capital Senior Living Corp.(b)	20,205
600	Capital Southwest Corp.	61,200
6,300	Capitol Bancorp Ltd.	64,512
5,800	Caraco Pharmaceutical Laboratories Ltd.(b)	58,986
4,300	Caraustar Industries, Inc.(b)	1,552
3,950	CARBO Ceramics, Inc.	170,916
4,300	Cardiac Science Corp.(b)	40,119
4,975	Cardinal Financial Corp.	31,044
2,130	Carmike Cinemas, Inc.	4,580
1,200	Carrizo Oil & Gas, Inc.(b)	28,068
2,550,435	Carter’s, Inc.(b)	54,171,240
2,610	Cascade Corp.	86,156

40

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
5,200	Casella Waste Systems, Inc. - Class A(b)	$26,208
8,784	Casey’s General Stores, Inc.	265,277
4,400	Cash America International, Inc.	155,628
6,826	Casual Male Retail Group, Inc.(b)	12,969
5,800	Catalyst Health Solutions, Inc.(b)	97,846
1,500	Catapult Communications Corp.(b)	6,405
8,610	Cathay General Bancorp	210,773
10,350	Cato Corp. (The) - Class A	160,632
543	Cavco Industries, Inc.(b)	18,478
2,200	Cbeyond, Inc.(b)	26,444
22,100	CBIZ, Inc.(b)	179,010
1,800	CBRL Group, Inc.	35,856
4,600	CDI Corp.	59,800
5,000	CEC Entertainment, Inc.(b)	128,400
9,000	Cedar Shopping Centers, Inc.	86,040
3,268	Celadon Group, Inc.(b)	34,935
9,995	Celera Corp.(b)	113,043
2,852	Celgene Corp.(b)	183,270
3,600	Cell Genesys, Inc.(b)	824
6,300	Centene Corp.(b)	118,692
8,143	Centennial Communications Corp.(b)	28,989
901	Center Bancorp., Inc.	9,190
2,700	Center Financial Corp.	27,810
6,250	Central European Distribution Corp.(b)	179,938
3,600	Central Garden & Pet Co.(b)	12,168
4,800	Central Garden & Pet Co. - Class A(b)	15,264
10,500	Central Pacific Financial Corp.	163,800
2,400	Central Vermont Public Service Corp.	47,784
200	Century Aluminum Co.(b)	2,514
10,300	Cenveo, Inc.(b)	49,749
8,600	Cepheid, Inc.(b)	102,082
5,000	Ceradyne, Inc.(b)	117,500
13,000	Cerner Corp.(b)	483,990
15,695	Cerus Corp.(b)	28,722
4,300	Ceva, Inc.(b)	36,550
2,358	CH Energy Group, Inc.	97,220
13,200	Champion Enterprises, Inc.(b)	24,684
192,424	Charles River Laboratories International, Inc.(b)	6,894,552
4,355	Charlotte Russe Holding, Inc.(b)	36,800
24,799	Charming Shoppes, Inc.(b)	27,279
25,600	Charter Communications, Inc. - Class A(b)	11,264
61,500	Chattem, Inc.(b)	4,653,705
7,300	Checkpoint Systems, Inc.(b)	92,053
8,500	Cheesecake Factory (The)(b)	74,800
4,400	Chemed Corp.	192,676

Shares		Value

UNITED STATES (continued)
3,637	Chemical Financial Corp.	$95,544
3,700	Cheniere Energy, Inc.(b)	13,838
1,800	Chesapeake Corp.(b)	83
800	Chesapeake Utilities Corp.	24,992
5,200	Children’s Place Retail Stores, Inc. (The)(b)	173,836
1,100	Chiquita Brands International, Inc.(b)	15,015
2,580	Chordiant Software, Inc.(b)	8,566
6,100	Christopher & Banks Corp.	31,842
2,406	Churchill Down, Inc.	91,380
8,576	Ciber, Inc.(b)	46,310
4,085	Ciena Corp.(b)	39,257
34,800	Cincinnati Bell, Inc.(b)	83,172
2,600	CIRCOR International, Inc.	79,690
13,500	Cirrus Logic, Inc.(b)	77,490
12,700	Citadel Broadcasting Corp.(b)	3,556
800	Citizens First Bancorp, Inc.	2,360
5,621	Citizens Republic Bancorp, Inc.	16,582
10,827	Citizens, Inc.(b)	91,921
246,946	Citrix Systems, Inc.(b)	6,363,798
3,726	City Holding Co.	155,896
7,300	CKE Restaurants, Inc.	61,977
10,400	CKX, Inc.(b)	46,176
117,500	Clarcor, Inc.	4,158,325
2,958	Clayton Williams Energy, Inc.(b)	143,256
300	Clean Harbors, Inc.(b)	19,671
6,400	Cleco Corp.	147,264
5,200	Clifton Savings Bancorp, Inc.	56,680
4,155	Clinical Data, Inc.(b)	45,705
24,000	Clorox Co.	1,459,440
11,400	CNA Surety Corp.(b)	157,890
4,800	CoBiz Financial, Inc.	55,872
50,600	Coeur d’Alene Mines Corp.(b)	36,432
2,600	Cogdell Spencer, Inc. REIT	31,200
9,100	Cogent Communications Group, Inc.(b)	43,498
5,800	Cognex Corp.	92,916
3,900	Cohen & Steers, Inc.	70,863
5,820	Coherent, Inc.(b)	147,246
11,354	Cohu, Inc.	160,546
3,400	Coinstar, Inc.(b)	81,566
9,000	Coldwater Creek, Inc.(b)	32,310
11,500	Collective Brands, Inc.(b)	147,085
6,000	Colonial Properties Trust	63,240
900	Columbia Bancorp	3,195
2,231	Columbia Banking System, Inc.	35,518
4,600	Columbia Sportswear Co.	169,602
4,600	Columbus McKinnon Corp.(b)	64,584
20,400	Comfort Systems USA, Inc.	190,332
4,500	Commercial Vehicle Group, Inc.(b)	5,985
3,700	Community Bank System, Inc.	92,315
5,474	Community Trust Bancorp, Inc.	182,722
11,100	Compass Diversified Holdings	135,420

41

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
3,500	Complete Production Services, Inc.(b)	$43,365
4,867	CompuCredit Corp.(b)	12,557
1,700	Computer Programs & Systems, Inc.	47,073
125,000	comScore, Inc.(b)	1,525,000
83,300	Comstock Resources, Inc.(b)	4,116,686
2,600	COMSYS IT Partners, Inc.(b)	15,808
2,700	Comtech Telecommunications Corp.(b)	130,734
4,898	Conceptus, Inc.(b)	79,348
98,300	Concur Technologies, Inc.(b)	2,480,109
2,600	Conexant Systems, Inc.(b)	4,030
5,889	Conmed Corp.(b)	154,292
400	Connecticut Water Service, Inc.	10,600
4,801	Conn’s, Inc.(b)	65,054
1,116	Consolidated - Tomoka Land Co.	41,180
10,216	Consolidated Communications Holdings, Inc.	105,225
1,900	Consolidated Graphics, Inc.(b)	24,719
115,000	Constant Contact, Inc.(b)	1,381,150
58,000	Constellation Brands, Inc. - Class A(b)	727,320
2,100	Contango Oil & Gas Co.(b)	115,500
12,858	Continental Airlines, Inc. - Class B(b)	243,273
100,000	Cooper Cos., Inc. (The)	1,648,000
8,500	Cooper Tire & Rubber Co.	64,855
2,300	Core-Mark Holding Co., Inc.(b)	45,471
10,900	Corinthian Colleges, Inc.(b)	155,652
5,300	Cornell Cos., Inc.(b)	120,681
6,500	Corrections Corp. of America(b)	124,215
4,350	Corvel Corp.(b)	116,667
77,000	CoStar Group, Inc.(b)	2,773,540
1,100	Cousins Properties, Inc.	15,928
6,500	Cox Radio, Inc. - Class A(b)	35,425
1,030	CPEX Pharmaceuticals, Inc.(b)	12,000
2,900	CRA International, Inc.(b)	78,474
6,646	Cross Country Healthcare, Inc.(b)	75,233
11,400	Crown Media Holdings, Inc. - Class A(b)	35,454
8,900	CryoLife, Inc.(b)	119,260
8,929	CSG Systems International, Inc.(b)	148,489
1,500	CSS Industries, Inc.	33,300
7,000	CTS Corp.	48,930
3,100	Cubic Corp.	68,975
8,700	Cubist Pharmaceuticals, Inc.(b)	220,893
3,999	Cumulus Media, Inc. - Class A(b)	4,199
7,400	CuraGen Corp.(b)	4,958
1,380	Curis, Inc.(b)	1,187
6,000	Curtiss-Wright Corp.	221,400
1,000	Cutera, Inc.(b)	8,510

Shares		Value

UNITED STATES (continued)
9,300	CV Therapeutics, Inc.(b)	$86,769
12,001	CVB Financial Corp.	151,933
14,874	Cybersource Corp.(b)	180,719
7,042	Cymer, Inc.(b)	172,318
1,300	Cynosure, Inc.(b)	11,388
8,000	Cypress Bioscience, Inc.(b)	43,520
400	Cytokinetics, Inc.(b)	1,140
8,174	Daktronics, Inc.	81,413
8,200	Darling International, Inc.(b)	61,828
7,538	Datascope Corp.	378,181
1,800	Dawson Geophysical Co.(b)	44,154
2,300	DealerTrack Holdings, Inc.(b)	24,679
15	Deerfield Capital Corp.	49
834,400	Del Monte Foods Co.	5,265,064
3,806	dELiA*s, Inc.(b)	9,211
7,050	Delphi Financial Group, Inc. - Class A	111,038
2,110	Delta Financial Corp.(b)	11
10,300	Delta Petroleum Corp.(b)	96,820
2,500	Deltic Timber Corp.	113,875
4,600	Deluxe Corp.	55,936
9,488	Dendreon Corp.(b)	46,681
4,283	Depomed, Inc.(b)	9,251
12,000	DeVry, Inc.	680,280
4,800	DexCom, Inc.(b)	21,696
4,000	DG FastChannel, Inc.(b)	70,840
3,300	Diamond Foods, Inc.	96,459
7,900	DiamondRock Hospitality Co.	40,922
12,600	Digi International, Inc.(b)	129,024
280	Digital Angel Corp.(b)	59
3	Digital Realty Trust, Inc.	100
7,343	Digital River, Inc.(b)	181,960
5,600	Dime Community Bancshares	93,520
3,100	DineEquity, Inc.	55,893
3,800	Diodes, Inc.(b)	37,544
1,500	Dionex Corp.(b)	80,745
2,400	Discovery Laboratories, Inc.(b)	4,392
7,800	Ditech Networks, Inc.(b)	6,474
2,723	Dixie Group, Inc.(b)	11,164
4,643	Dollar Thrifty Automotive Group(b)	7,522
141,084	Dollar Tree, Inc.(b)	5,364,014
6,900	Domino’s Pizza, Inc.(b)	41,055
7,172	Donegal Group, Inc. - Class A	117,477
9,638	Dot Hill Systems Corp.(b)	11,469
2,800	Dover Downs Gaming & Entertainment, Inc.	14,336
5,900	Dover Motorsports, Inc.	12,626
12,400	Dress Barn, Inc.(b)	118,544
216,763	Dresser-Rand Group, Inc.(b)	4,855,491
4,500	Drew Industries, Inc.(b)	54,450
8,200	Dril-Quip, Inc.(b)	202,540
21,829	drugstore.com(b)	38,856
14,000	DSP Group, Inc.(b)	88,200
1,400	DSW, Inc. - Class A(b)	18,102
6,348	DTS, Inc.(b)	131,086

42

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
3,845	Ducommun, Inc.	$77,631
375,000	Dun & Bradstreet Corp.	27,633,750
23,700	Durect Corp.(b)	97,407
12,300	Dyax Corp.(b)	41,205
8,330	Dycom Industries, Inc.(b)	73,970
3,400	Dynamex, Inc.(b)	82,994
1,700	Dynamic Materials Corp.	32,300
7,800	Eagle Materials, Inc.	138,138
8,000	Eagle Test Systems, Inc.(b)	121,120
11,472	Earthlink, Inc.(b)	79,157
3,700	EastGroup Properties, Inc.	123,876
3,300	Ebix, Inc.(b)	83,919
7,525	Echelon Corp.(b)	61,178
3,201	Eclipsys Corp.(b)	47,535
25,000	Ecolab, Inc.	931,500
1,480	EDCI Holdings, Inc.(b)	4,662
1,800	Edge Petroleum Corp.(b)	1,062
14,100	Education Realty Trust, Inc.	59,925
600	Einstein Noah Restaurant Group, Inc.(b)	4,812
6,600	El Paso Electric Co.(b)	122,232
7,638	Electro Rent Corp.	91,580
6,100	Electro Scientific Industries, Inc.(b)	51,057
20,000	Electronic Arts, Inc.(b)	455,600
6,655	Electronics For Imaging, Inc.(b)	70,543
7,800	Elixir Gaming Technologies, Inc.(b)	1,092
6,696	Elizabeth Arden, Inc.(b)	115,774
11,400	EMCOR Group, Inc.(b)	202,578
11,472	Emcore Corp.(b)	40,840
900	Emeritus Corp.(b)	10,377
800	Emisphere Technologies, Inc.(b)	976
3,900	Emmis Communications Corp. - Class A(b)	2,535
4,700	Empire District Electric Co. (The)	90,287
300	Employers Holdings, Inc.	3,828
4,900	EMS Technologies, Inc.(b)	102,410
11,500	Emulex Corp.(b)	109,250
91,400	Encore Acquisition Co.(b)	2,847,110
7,138	Encore Capital Group, Inc.(b)	66,812
11,587	Encore Wire Corp.	222,123
17,000	Endeavor International Corp.(b)	12,750
21,000	Endo Pharmaceuticals Holdings, Inc.(b)	388,500
12,700	Ener1, Inc.(b)	99,441
5,863	Energy Conversion Devices, Inc.(b)	200,163
7,454	Energy Partners Ltd.(b)	32,201
8,600	EnerSys(b)	113,692
5,948	ENGlobal Corp.(b)	26,112
5,200	Ennis, Inc.	61,204
3,501	EnPro Industries, Inc.(b)	77,757
172,129	Entegris, Inc.(b)	463,027

Shares		Value

UNITED STATES (continued)
2,500	Entercom Communications Corp. - Class A	$1,675
3,088	Enterprise Financial Services Corp.	57,282
5,000	Entertainment Properties Trust	187,250
5,384	Entorian Technologies, Inc.(b)	2,746
9,100	Entravision Communications Corp. - Class A(b)	17,199
12,700	Entrust, Inc.(b)	17,780
9,400	Enzo Biochem, Inc.(b)	54,238
4,900	Enzon Pharmaceuticals, Inc.(b)	24,353
9,358	Epicor Software Corp.(b)	65,974
14,895	EPIQ Systems, Inc.(b)	202,423
1,466	EPIX Pharmaceuticals, Inc.(b)	528
100	Equinix, Inc.(b)	6,242
3,800	Equity Lifestyle Properties, Inc.	159,562
8,400	eResearch Technology, Inc.(b)	54,264
4,229	ESCO Technologies, Inc.(b)	145,900
26,000	Estee Lauder Cos., Inc. (The) - Class A	937,040
5,529	Esterline Technologies Corp.(b)	199,320
3,700	Ethan Allen Interiors, Inc.	66,193
351,100	Euronet Worldwide, Inc.(b)	4,185,112
259,177	ev3, Inc.(b)	1,676,875
10,701	Evergreen Energy, Inc.(b)	3,852
16,000	Evergreen Solar, Inc.(b)	60,640
3,900	Exactech, Inc.(b)	78,780
24,000	Exar Corp.(b)	160,320
5,800	EXCO Resources, Inc.(b)	53,302
14,780	Exelixis, Inc.(b)	50,843
4,713	Exponent, Inc.(b)	138,704
730	ExpressJet Holdings, Inc.(b)	1,263
9,100	Extra Space Storage, Inc.	104,741
41,931	Extreme Networks(b)	77,153
121,400	Factset Research Systems, Inc.	4,709,106
2,100	Fairpoint Communications, Inc.	8,358
8,500	FalconStor Software, Inc.(b)	25,585
8,006	Farmer Bros. Co.	192,144
143,300	FARO Technologies, Inc.(b)	2,173,861
3,995	FBL Financial Group, Inc. - Class A	69,753
100	Federal Agricultural Mortgage Corp. - Class A	300
4,392	Federal Agricultural Mortgage Corp. - Class C	25,474
7,400	Federal Signal Corp.	62,974
5,400	FEI Co.(b)	113,454
7,700	FelCor Lodging Trust, Inc.	23,177
5,500	Ferro Corp.	85,140
5,300	FiberTower Corp.(b)	3,869
5,286	Financial Federal Corp.	122,371
30,500	Finisar Corp.(b)	18,605
8,591	Finish Line (The) - Class A	82,216
10,276	First Acceptance Corp.(b)	31,342
150,000	First Advantage Corp. - Class A(b)	1,639,500

43

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
5,200	First Bancorp.	$91,000
2,700	First Busey Corp.	50,328
11,286	First Cash Financial Services, Inc.(b)	173,466
400	First Citizens BancShares, Inc. - Class A	61,168
10,800	First Commonwealth Financial Corp.	119,448
3,860	First Community Bancshares, Inc.	120,818
13,100	First Financial Bancorp	176,195
2,400	First Financial Bankshares, Inc.	130,056
4,458	First Financial Corp.	188,484
4,269	First Financial Holdings, Inc.	92,637
4,300	First Industrial Realty Trust, Inc.	44,462
3,192	First Merchants Corp.	70,256
200,000	First Mercury Finanacial Corp.(b)	2,158,000
7,570	First Midwest Bancorp, Inc.	168,130
14,700	First Niagara Financial Group, Inc.	231,819
2,958	First Place Financial Corp.	20,321
4,900	First Potomac Realty Trust	60,172
2,300	First Regional Bancorp(b)	12,650
2,286	First State Bancorp	8,458
3,100	FirstFed Financial Corp.(b)	27,745
7,600	FirstMerit Corp.	177,232
4,300	Fisher Communications, Inc.	158,670
9,900	Five Star Quality Care, Inc.(b)	19,404
3,800	Flagstar Bancorp, Inc.	7,220
4,800	Flanders Corp.(b)	29,760
9,800	Fleetwood Enterprises, Inc.(b)	4,410
2,800	Flotek Industries, Inc.(b)	13,860
6,200	Flow International Corp.(b)	23,808
10,800	Flowers Foods, Inc.	320,220
5,205	Flushing Financial Corp.	80,938
145,068	FMC Corp.	6,316,261
13,581	FNB Corp.	177,911
6,862	Formfactor, Inc.(b)	119,536
4,500	Forrester Research, Inc.(b)	126,225
22,000	Fortune Brands, Inc.	839,080
79,200	Forward Air Corp.	2,072,664
26,400	Foundry Networks, Inc.(b)	392,040
2,197	FPIC Insurance Group, Inc.(b)	98,338
3,100	Franklin Bank Corp.(b)	744
3,700	Franklin Electric Co., Inc.	155,992
5,100	Fred’s, Inc. - Class A	62,475
1,000	FreightCar America, Inc.	26,110
11,387	Frontier Airlines Holdings, Inc.(b)	3,644
7,100	Frontier Financial Corp.	47,286
4,700	Fuel Systems Solutions, Inc.(b)	133,715
11,300	FuelCell Energy, Inc.(b)	54,014
11,970	Furmanite Corp.(b)	95,760
6,800	Furniture Brands International, Inc.	38,692

Shares		Value

UNITED STATES (continued)
6,000	FX Energy, Inc.(b)	$29,340
2,360	FX Real Estate and Entertainment, Inc.(b)	1,628
2,510	G&K Services, Inc. - Class A	56,701
800	GAMCO Investors, Inc. - Class A	30,456
7,700	Gardner Denver, Inc.(b)	197,274
5,000	Gaylord Entertainment Co.(b)	107,050
500	GenCorp, Inc.(b)	2,450
1,400	General Cable Corp.(b)	23,912
11,363	General Communication, Inc. - Class A(b)	87,268
9,100	General Moly, Inc.(b)	18,109
3,800	Genesco, Inc.(b)	94,278
5,800	Genesee & Wyoming, Inc. - Class A(b)	193,430
9,000	Genomic Health, Inc.(b)	165,870
69,000	Gen-Probe, Inc.(b)	3,247,140
1,800	GenTek, Inc.(b)	32,400
282,000	Gentex Corp.	2,704,380
13,824	Gentiva Health Services, Inc.(b)	375,322
6,500	Geo Group, Inc. (The)(b)	114,790
6,500	GeoEye, Inc.(b)	140,660
2,500	GeoMet, Inc.(b)	7,375
1,400	Gerber Scientific, Inc.(b)	6,692
34,400	Gerdau Ameristeel Corp.	184,087
18,191	Geron Corp.(b)	72,400
1,800	Gevity HR, Inc.	6,138
14,800	Gibraltar Industries, Inc.	196,100
3,200	G-III Apparel Group Ltd.(b)	44,192
4,600	Glacier Bancorp, Inc.	92,782
5,800	Glatfelter	59,798
5,600	Glimcher Realty Trust	29,344
758,000	Global Payments, Inc.	30,706,580
4,500	GMX Resources, Inc.(b)	169,875
27,600	Golden Star Resources Ltd.(b)	25,876
62,100	Goodrich Petroleum Corp.(b)	1,723,896
4,793	Gorman-Rupp Co. (The)	150,740
17,000	GrafTech International Ltd.(b)	137,870
750	Graham Corp.	15,750
5,600	Granite Construction, Inc.	199,752
26,500	Graphic Packaging Holding Co.(b)	49,025
8,600	Gray Television, Inc.	4,730
100	Gray Television, Inc. - Class A	150
6,500	Great Atlantic & Pacific Tea Co.(b)	53,755
1,800	Great Southern Bancorp, Inc.	19,170
15,220	Great Wolf Resorts, Inc.(b)	28,766
108,200	Greatbatch, Inc.(b)	2,353,350
1,400	Green Bankshares, Inc.	27,650
4,698	Green Mountain Coffee Roasters, Inc.(b)	136,195
8,000	Greenbrier Cos., Inc.	66,000
2,500	Greenhill & Co., Inc.	164,925
29,554	Grey Wolf, Inc.(b)	189,737

44

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
10,670	Griffon Corp.(b)	$90,055
5,300	Group 1 Automotive, Inc.	53,265
5,100	GSI Commerce, Inc.(b)	52,785
94,000	Guangshen Railway Co. Ltd.	35,417
19,152	Guaranty Bancorp(b)	81,588
3,446	Gulf Island Fabrication, Inc.	67,921
3,400	Gulfmark Offshore, Inc.(b)	125,800
6,232	Gulfport Energy Corp.(b)	43,936
5,200	Gymboree Corp.(b)	134,472
2,500	Haemonetics Corp.(b)	147,650
207,288	Hain Celestial Group, Inc.(b)	4,817,373
5,804	Hallmark Financial Services(b)	37,726
10,200	Halozyme Therapeutics, Inc.(b)	48,858
4,278	Hancock Holding Co.	188,916
4,768	Hanmi Financial Corp.	19,072
3,500	Hardinge, Inc.	24,395
4,623	Harleysville Group, Inc.	145,994
11,471	Harleysville National Corp.	159,103
10,900	Harmonic, Inc.(b)	77,499
11,100	Harris Interactive, Inc.(b)	12,876
4,661	Harris Stratex Networks, Inc. - Class A(b)	30,902
18,200	Hartmarx Corp.(b)	10,738
13,098	Harvest Natural Resources, Inc.(b)	111,202
2,600	Haverty Furniture Cos., Inc.	25,584
6,230	Hawaiian Electric Industries, Inc.	165,843
15,300	Hawaiian Holdings, Inc.(b)	107,100
100	Haynes International, Inc.(b)	2,531
10,800	HB Fuller Co.	190,836
175,000	HCC Insurance Holdings, Inc.	3,860,500
5,800	Headwaters, Inc.(b)	61,480
289,300	Healthcare Realty Trust, Inc. REIT	7,391,615
4,050	Healthcare Services Group, Inc.	67,068
7,208	HealthTronics, Inc.(b)	13,984
153,400	Healthways, Inc.(b)	1,549,340
16,533	Heartland Express, Inc.	253,616
3,200	Heartland Payment Systems, Inc.	55,712
20,100	Hecla Mining Co.(b)	50,049
1,300	Heico Corp.	50,011
3,300	Heico Corp. - Class A	92,631
3,600	Heidrick & Struggles International, Inc.	86,868
11,158	Helen of Troy Ltd.(b)	200,732
97,000	Helix Energy Solutions Group, Inc.(b)	1,024,320
73,180	Henry Schein, Inc.(b)	3,425,556
109	Hercules Technology Growth Capital, Inc.	946
300	Hercules, Inc.	5,043
4,505	Heritage Commerce Corp.	58,295
4,500	Herman Miller, Inc.	99,000
6,300	Hersha Hospitality Trust	26,523

Shares		Value

UNITED STATES (continued)
30,000	Hershey Co. (The)	$1,117,200
3,150	Hibbett Sports, Inc.(b)	56,102
3,000	Highwoods Properties, Inc.	74,460
6,400	Hill International, Inc.(b)	40,192
6,800	Hilltop Holdings, Inc.(b)	63,920
600	Hi-Tech Pharmacal Co., Inc.(b)	4,374
66,100	Hittite Microwave Corp.(b)	2,166,097
4,000	HMS Holdings Corp.(b)	99,080
60,000	Hologic, Inc.(b)	734,400
7,236	Home Bancshares, Inc.	188,425
2,215	Home Federal Bancorp, Inc.	25,672
11,700	Home Solutions of America, Inc.(b)	3,510
1,100	Hooker Furniture Corp.	10,021
3,200	Horace Mann Educators Corp.	25,472
2,125	Horizon Financial Corp.	12,771
3,500	Hornbeck Offshore Services, Inc.(b)	83,300
10,500	Hot Topic, Inc.(b)	68,040
1,800	HRPT Properties Trust	6,498
8,950	HUB Group, Inc. - Class A(b)	281,478
5,000	Hudson Highland Group, Inc.(b)	26,200
1,900	Hughes Communications, Inc.(b)	30,875
5,000	Human Genome Sciences, Inc.(b)	16,150
2,200	Hurco Cos., Inc.(b)	49,500
1,500	Huron Consulting Group, Inc.(b)	81,555
12,900	Hutchinson Technology, Inc.(b)	88,236
26,200	Hypercom Corp.(b)	51,090
4,000	i2 Technologies, Inc.(b)	57,000
4,944	Ibasis, Inc.(b)	10,926
1,500	IBERIABANK Corp.	76,410
3,500	ICO, Inc.(b)	15,645
9,298	Iconix Brand Group, Inc.(b)	101,255
4,800	ICU Medical, Inc.(b)	153,744
5,900	Idacorp, Inc.	157,294
19,600	Idenix Pharmaceuticals, Inc.(b)	108,192
7,000	Idera Pharmaceuticals, Inc.(b)	68,040
235,000	IDEX Corp.	5,447,300
1,400	IDT Corp.(b)	1,246
9,500	IDT Corp. - Class B(b)	9,690
5,900	I-Flow Corp.(b)	33,276
19,100	iGate Corp.(b)	129,689
3,997	II-VI, Inc.(b)	112,276
14,611	IKON Office Solutions, Inc.	251,748
5,200	Imation Corp.	64,064
1,700	Immersion Corp.(b)	8,806
102,600	Immucor, Inc.(b)	2,724,030
9,578	Immunogen, Inc.(b)	44,346
5,780	Immunomedics, Inc.(b)	8,670
2,000	Imperial Sugar Co.	23,680
8,264	Incyte Corp.(b)	34,296

45

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
34,800	Independent Bank Corp./MA	$1,001,196
3,098	Independent Bank Corp./MI	11,370
9,600	Indevus Pharmaceuticals, Inc.(b)	25,632
3,520	Infinity Property & Casuality Corp.	140,166
7,030	InfoGROUP, Inc.	31,354
8,400	Informatica Corp.(b)	118,020
7,900	Infospace, Inc.	67,703
1,712	Ingles Markets, Inc. - Class A	31,946
5,400	Inland Real Estate Corp.	61,884
3,400	Innovative Solutions & Support, Inc.	20,910
5,800	Insight Enterprises, Inc.(b)	56,434
10,019	Insituform Technologies, Inc. - Class A(b)	134,555
10,355	Inspire Pharmaceuticals, Inc.(b)	37,899
9,000	Insteel Industries, Inc.	92,340
2,517	Integra Bank Corp.	15,178
117,759	Integra LifeScience Holdings Corp.(b)	4,420,673
6,572	Integral Systems, Inc.(b)	161,474
3,084	Integrated Electrical Services, Inc.(b)	37,717
6,153	Integrated Silicon Solutions, Inc.(b)	11,137
5,653	Inter Parfums, Inc.	65,914
165,000	Interactive Data Corp.	3,890,700
3,000	Interactive Intelligence, Inc.(b)	22,050
8,502	InterDigital, Inc.(b)	185,174
6,890	Interface, Inc. - Class A	48,574
5,000	Interline Brands, Inc.(b)	53,200
7,300	Intermec, Inc.(b)	94,681
6,500	InterMune, Inc.(b)	95,745
5,000	Internap Network Services Corp.(b)	14,300
600	International Assets Holding Corp.(b)	9,684
5,940	International Bancshares Corp.	154,262
22,000	International Flavors & Fragrances, Inc.	701,360
39,000	International Game Technology	546,000
4,200	International Royalty Corp.	6,272
8,400	Internet Capital Group, Inc.(b)	48,048
5,100	Interstate Hotels & Resorts, Inc.(b)	4,998
1,500	Intervest Bancshares Corp. - Class A	8,970
9,699	Interwoven, Inc.(b)	122,304
5,200	Intevac, Inc.(b)	40,456
1,449	Introgen Therapeutics, Inc.(b)	580
3,800	Invacare Corp.	69,122
3,800	inVentiv Health, Inc.(b)	35,986
5,873	Inverness Medical Innovations, Inc.(b)	112,468
8,100	Investment Technology Group, Inc.(b)	165,321

Shares		Value

UNITED STATES (continued)
6,528	Investors Bancorp, Inc.(b)	$93,742
12,000	Invitrogen Corp.(b)	345,480
11,563	ION Geophysical Corp.(b)	75,853
7,200	Iowa Telecommunications Services, Inc.	108,864
3,100	IRIS International, Inc.(b)	34,565
7,900	iRobot Corp.(b)	81,528
62,000	Iron Mountain, Inc.(b)	1,505,360
3,600	Irwin Financial Corp.	7,920
10,035	Isis Pharmaceuticals, Inc.(b)	141,092
5,400	Isle of Capri Casinos, Inc.(b)	27,486
1,000	ITC Holdings Corp.	40,580
13,500	ITT Corp.	600,750
5,800	Ixia(b)	38,628
16,032	IXYS Corp.	127,294
3,500	J & J Snack Foods Corp.	109,760
4,400	j2 Global Communications, Inc.(b)	70,928
100,000	Jack Henry & Associates, Inc.	1,901,000
6,086	Jack in the Box, Inc.(b)	122,329
3,900	Jackson Hewitt Tax Service, Inc.	53,742
5,793	Jakks Pacific, Inc.(b)	129,589
500	James River Coal Co.(b)	9,610
1,095	Jarden Corp.(b)	19,491
8,000	Javelin Pharmaceuticals, Inc.(b)	11,360
3,900	JDA Software Group, Inc.(b)	55,692
10,100	JetBlue Airways Corp.(b)	56,055
6,500	Jo-Ann Stores, Inc.(b)	124,540
200	John B. Sanfilippo & Son, Inc.(b)	1,442
6,325	Jos. A. Bank Clothiers, Inc.(b)	161,098
17,800	Jupitermedia Corp.(b)	10,055
75,000	K12, Inc.(b)	2,062,500
4,500	Kadant, Inc.(b)	73,980
1,900	Kaiser Aluminum Corp.	63,764
4,647	Kaman Corp.	118,638
7,100	Kansas City Southern(b)	219,177
145,000	Kaydon Corp.	4,844,450
9,900	Kearny Financial Corp.	114,147
1,100	Keithley Instruments, Inc.	4,675
3,800	Kelly Services, Inc. - Class A	54,112
19,377	Kemet Corp.(b)	11,432
2,700	Kendle International, Inc.(b)	48,789
5,700	Kenexa Corp.(b)	50,787
216,800	Kennametal, Inc.	4,600,496
4,100	Kenneth Cole Productions, Inc. - Class A	54,448
3,949	Kensey Nash Corp.(b)	100,265
4,061	Keryx Biopharmaceuticals, Inc.(b)	649
4,600	Keynote Systems, Inc.(b)	45,080
1,200	K-Fed Bancorp	10,092
9,125	Kforce, Inc.(b)	71,814
6,000	Kimball International, Inc. - Class B	44,700

46

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
5,900	Kindred Healthcare, Inc.(b)	$85,491
5,000	Kirby Corp.(b)	171,600
5,100	Kite Realty Group Trust	31,008
11,200	Knight Capital Group, Inc. - Class A(b)	161,952
11,950	Knight Transportation, Inc.	190,005
3,800	Knoll, Inc.	54,948
3,500	Knology, Inc.(b)	16,940
6,000	Knot, Inc. (The)(b)	41,400
20,958	Kopin Corp.(b)	48,623
6,100	Korn/Ferry International(b)	84,729
36,600	Kratos Defense & Security Solutions, Inc.(b)	54,168
11,800	Krispy Kreme Doughnuts, Inc.(b)	32,568
6,100	Kronos Worldwide, Inc.	77,470
3,800	K-Swiss, Inc. - Class A	57,494
9,437	Kulicke & Soffa Industries, Inc.(b)	27,745
5,100	KV Pharmaceutical Co. - Class A(b)	86,700
300	KV Pharmaceutical Co. - Class B(b)	4,995
10,076	L-1 Indentity Solutions, Inc.(b)	82,623
3,500	LaBarge, Inc.(b)	48,125
16,000	Laboratory Corp. of America Holdings(b)	983,840
10,700	Laclede Group, Inc. (The)	559,824
3,233	Ladish Co., Inc.(b)	55,058
2,963	Lakeland Financial Corp.	66,519
179,100	Lancaster Colony Corp.	5,648,814
156,129	Lance, Inc.	3,230,309
1,500	LandAmerica Financial Group, Inc.	14,775
2,900	Landauer, Inc.	156,774
5,974	Landec Corp.(b)	55,857
700	Landry’s Restaurants, Inc.	8,785
80,000	Landstar System, Inc.	3,087,200
4,700	LaSalle Hotel Properties	66,176
26,276	Lattice Semiconductor Corp.(b)	49,399
29,300	Lawson Software, Inc.(b)	155,876
3,270	Layne Christensen Co.(b)	85,936
18,700	La-Z-Boy, Inc.	108,086
2,543	LCA-Vision, Inc.	8,697
8,400	Leapfrog Enterprises, Inc.(b)	56,700
700	Learning Tree International, Inc.(b)	8,925
6,900	LECG Corp.(b)	33,120
3,700	Lee Enterprises, Inc.	9,250
2,800	Lennox International, Inc.	83,496
14,300	Lexicon Pharmaceuticals, Inc.(b)	22,451
7,500	Lexington Realty Trust	60,225
6,300	LHC Group, Inc.(b)	222,264
2,600	Libbey, Inc.	9,516
1,799	Life Partners Holdings, Inc.	72,284
3,600	Life Time Fitness, Inc.(b)	68,544

Shares		Value

UNITED STATES (continued)
1,700	Lifeway Foods, Inc.(b)	$17,000
5,430	Lin TV Corp. - Class A(b)	9,285
12,664	Lincoln Educational Services Corp.(b)	183,121
957	Lincoln Electric Holdings, Inc.	41,295
1,400	Lindsay Corp.	66,612
7,831	Lionbridge Technologies(b)	13,626
9,300	Liquidity Services, Inc.(b)	78,120
500	Lithia Motors, Inc. - Class A	2,050
3,900	Littelfuse, Inc.(b)	72,774
10,400	Live Nation, Inc.(b)	117,000
6,300	LKQ Corp.(b)	72,072
5,500	LMI Aerospace, Inc.(b)	83,985
2,889	LodgeNet Interactive Corp.(b)	2,889
12,200	Lodgian, Inc.(b)	62,220
2,500	LoJack Corp.(b)	10,925
4,124	Loral Space & Communications, Inc.(b)	47,426
14,100	Louisiana-Pacific Corp.	67,680
3,500	LSB Industries, Inc.(b)	28,770
10,598	LSI Industries, Inc.	83,194
12,979	LTX-Credence Corp.(b)	8,047
12,972	Luby’s, Inc.(b)	62,784
1,600	Lufkin Industries, Inc.	83,712
140,495	Luminex Corp.(b)	2,620,232
4,000	M&F Worldwide Corp.(b)	92,200
5,100	M/I Homes, Inc.	69,411
1,365	Macatawa Bank Corp.	6,839
2,200	Macrovision Solutions Corp.(b)	24,376
2,600	Magellan Health Services, Inc.(b)	96,044
5,840	Magma Design Automation, Inc.(b)	15,242
3,400	Maguire Properties, Inc.	12,070
2,600	Maidenform Brands, Inc.(b)	28,548
9,256	MainSource Financial Group, Inc.	165,312
5,100	Manhattan Associates, Inc.(b)	85,731
3,100	Mannatech, Inc.	12,431
2,700	MannKind Corp.(b)	10,152
2,600	Mantech International Corp - Class A(b)	140,244
5,529	Marchex, Inc. - Class B	42,463
7,700	Marcus Corp.	108,031
7,700	Marine Products Corp.	47,663
3,400	MarineMax, Inc.(b)	7,888
10,300	Mariner Energy, Inc.(b)	148,217
5,700	MarketAxess Holdings, Inc.(b)	32,604
2,545	Marlin Business Services Corp.(b)	10,078
46,000	Martek Biosciences Corp.	1,372,180
10,800	Marten Transport Ltd.(b)	198,504
4,400	Marvel Entertainment, Inc.(b)	141,636
3,800	Massey Energy Co.	87,742
10,400	MasTec, Inc.(b)	90,688
1,273	Mastech Holdings, Inc.(b)	1,973

47

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
3,200	Material Sciences Corp.(b)	$15,776
4,100	Matrix Service Co.(b)	50,225
103,593	Matthews International Corp. - Class A	4,623,356
15,915	Mattson Technology, Inc.(b)	41,697
800	Maui Land & Pineapple Co., Inc.(b)	12,400
2,900	MAXIMUS, Inc.	92,626
4,300	Maxwell Technologies, Inc.(b)	39,001
13,389	Maxygen, Inc.(b)	56,100
5,386	MB Financial, Inc.	160,018
2,056	MBT Financial Corp.	9,026
155,400	McCormick & Co., Inc.	5,230,764
2,857	McCormick & Schmick’s Seafood Restaurants, Inc.(b)	13,971
8,000	MCG Capital Corp.	6,560
4,700	Mcgrath Rentcorp	106,878
6,700	McMoRan Exploration Co.(b)	95,073
4,211	MDRNA, Inc.(b)	1,474
18,096	Medarex, Inc.(b)	127,215
125,000	MedAssets, Inc.(b)	1,803,750
7,932	Medcath Corp.(b)	122,311
2,700	Media General, Inc. - Class A	20,601
8,687	Mediacom Communications Corp. - Class A(b)	38,570
5,600	Medical Action Industries, Inc.(b)	64,400
7,500	Medicines Co. (The)(b)	130,725
3,400	Medicis Pharmaceutical Corp. - Class A	48,518
1,400	Medis Technologies Ltd.(b)	1,708
5,900	Medivation, Inc.(b)	110,743
7,300	Men’s Wearhouse, Inc.	111,617
3,400	Mentor Corp.	57,460
15,900	Mentor Graphics Corp.(b)	116,706
51,251	Meridian Bioscience, Inc.	1,259,750
44,200	Meridian Resource Corp.(b)	52,156
13,500	Merit Medical Systems, Inc.(b)	247,050
6,700	Mesa Air Group, Inc.(b)	2,479
1,600	Metalico, Inc.(b)	5,120
100,000	Metavante Technologies, Inc.(b)	1,677,000
5,414	Methode Electronics, Inc.	41,092
22,800	Mettler-Toledo International, Inc.(b)	1,745,112
2,600	MGE Energy, Inc.	92,638
300	MGP Ingredients, Inc.	456
2,200	Michael Baker Corp.(b)	52,426
5,950	Micrel, Inc.	43,732
17,000	Microchip Technology, Inc.	418,710
3,400	Micros Systems, Inc.(b)	57,902
100	MicroStrategy, Inc. - Class A(b)	3,937
19,200	Microtune, Inc.(b)	48,000
3,600	Microvision, Inc.(b)	6,228
1,000	Micrus Endovascular Corp.(b)	11,800
1,600	Mid-America Apartment Communities, Inc.	56,384

Shares		Value

UNITED STATES (continued)
1,000	Midas, Inc.(b)	$13,030
1,000	Middleby Corp.(b)	40,390
900	Middlesex Water Co.	15,516
13,000	Midway Games, Inc.(b)	10,530
3,580	Midwest Banc Holdings, Inc.	10,776
1,415	Miller Industries, Inc.(b)	8,632
16,000	Millipore Corp.(b)	830,240
4,400	Mine Safety Appliances Co.	118,800
2,300	Minerals Technologies, Inc.	130,548
1,900	Minrad International, Inc.(b)	1,406
432,357	MIPS Technologies, Inc.(b)	1,206,276
1,600	Mission West Properties	13,856
10,081	MKS Instruments, Inc.(b)	187,003
7,400	Mobile Mini, Inc.(b)	124,320
3,800	Modine Manufacturing Co.	28,120
5,200	Molina Healthcare, Inc.(b)	115,804
5,500	Monaco Coach Corp.	12,100
4,400	Monarch Casino & Resort, Inc.(b)	39,204
3,200	MoneyGram International, Inc.	3,456
400	Monmouth REIT - Class A	2,920
2,020	Monogram Biosciences, Inc.(b)	1,010
4,411	Monolithic Power Systems, Inc.(b)	74,943
10,746	Monro Muffler, Inc.	231,361
5,600	Moog, Inc. - Class A.(b)	196,672
2,000	Morgans Hotel Group Co.(b)	9,520
20,400	Morningstar, Inc.(b)	763,776
3,600	Morton’s Restaurant Group, Inc.(b)	12,456
4,900	MoSys, Inc.(b)	18,620
3,218	Movado Group, Inc.	48,946
47,700	Move, Inc.(b)	80,136
677	Movie Gallery, Inc.(b)(d)	1
19,900	MPS Group, Inc.(b)	155,021
28,404	MRV Communications, Inc.(b)	21,016
115,000	MSCI, Inc. - Class A(b)	1,982,600
5,300	MTR Gaming Group, Inc.(b)	14,204
2,900	MTS Systems Corp.	94,192
5,200	Mueller Industries, Inc.	118,924
13,353	Mueller Water Products, Inc. - Class B	87,863
12,993	Multimedia Games, Inc.(b)	39,239
3,900	MWI Veterinary Supply, Inc.(b)	135,057
6,700	Myers Industries, Inc.	70,819
65,000	Mylan, Inc.(b)	557,050
6,700	Myriad Genetics, Inc.(b)	422,703
9,600	Nabi Biopharmaceuticals(b)	37,632
785	NACCO Industries, Inc. - Class A	48,364
3,500	Nanometrics, Inc.(b)	4,305
6,800	Nara Bancorp, Inc.	74,800
1,900	Nash Finch Co.	74,917
2,200	NATCO Group, Inc. - Class A(b)	46,508
16,020	National Beverage Corp.(b)	146,743

48

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
154,400	National Financial Partners Corp.	$1,028,304
1,600	National Healthcare Corp.	65,616
217,000	National Instruments Corp.	5,511,800
134,300	National Interstate Corp.	2,350,250
10,386	National Penn Bancshares, Inc.	175,939
8,072	National Retail Properties, Inc.	143,924
6,000	Natural Gas Services Group, Inc.(b)	79,500
6,943	Natus Medical, Inc.(b)	106,228
3,500	Nautilus, Inc.(b)	8,540
8,500	Navigant Consulting, Inc.(b)	137,445
127,124	Navigators Group, Inc.(b)	6,421,033
6,000	NBT Bancorp, Inc.	167,280
8,800	NBTY, Inc.(b)	205,656
4,300	NCI Building Systems, Inc.(b)	80,023
1,700	NCI, Inc. - Class A(b)	40,460
4,700	Nelnet, Inc. - Class A	68,761
4,583	Neogen Corp.(b)	135,061
1,882	Neopharm, Inc.(b)	247
288,000	NetApp, Inc.(b)	3,896,640
600	NetFlix, Inc.(b)	14,856
5,229	Netgear, Inc.(b)	57,780
4,700	Netlogic Microsystems, Inc.(b)	99,264
16,000	Netscout Systems, Inc.(b)	153,920
140,000	NetSuite, Inc.(b)	1,381,800
9,600	Network Equipment Technologies, Inc.(b)	26,208
9,600	Neurogen Corp.(b)	1,632
262,000	NeuStar, Inc. - Class A(b)	5,161,400
7,200	New Jersey Resources Corp.	268,128
15,700	NewAlliance Bancshares, Inc.	216,660
1,100	NewMarket Corp.	41,459
18,777	Newpark Resources, Inc.(b)	107,968
8,760	Newport Corp.(b)	62,984
11,402	NexCen Brands, Inc.(b)	942
6,800	Nextwave Wireless, Inc.(b)	1,904
219,533	NIC, Inc.	1,178,892
5,400	Nicor, Inc.	249,534
18,200	NL Industries, Inc.	250,796
2,440	NN, Inc.	17,592
2,800	Noble International Ltd.	4,480
6,600	Nordson Corp.	243,738
11,000	Northern Trust Corp.	619,410
9,052	Northwest Bancorp, Inc.	239,878
2,700	Northwest Natural Gas Co.	137,376
2,200	Northwest Pipe Co.(b)	63,206
3,065	NorthWestern Corp.	59,890
7,300	Novatel Wireless, Inc.(b)	38,033
9,700	Novavax, Inc.(b)	21,825
5,439	Noven Pharmaceuticals, Inc.(b)	61,189
5,006	NPS Pharmaceuticals, Inc.(b)	35,042
6,500	Nu Skin Enterprises, Inc. - Class A	83,785
6,050	NutriSystem, Inc.	85,608
43,850	NuVasive, Inc.(b)	2,064,896

Shares		Value

UNITED STATES (continued)
1,146	Nuvelo, Inc.(b)	$356
3,000	NxStage Medical, Inc.(b)	12,180
96,000	Oceaneering International, Inc.(b)	2,704,320
2,207	OceanFirst Financial Corp.	36,614
3,900	O’Charleys, Inc.	29,250
14,700	Ocwen Financial Corp.(b)	98,490
11,900	Odyssey HealthCare, Inc.(b)	114,121
1,700	Odyssey Marine Exploration, Inc.(b)	6,426
8,400	Odyssey Re Holdings Corp.	331,296
9,400	Oil States International, Inc.(b)	217,422
6,400	Old Dominion Freight Line(b)	194,176
8,900	Old National Bancorp	168,566
4,800	Old Second Bancorp, Inc.	64,800
9,900	Olin Corp.	179,784
1,000	Olympic Steel, Inc.	22,860
3,800	OM Group, Inc.(b)	81,092
5,200	Omega Healthcare Investors, Inc.	78,364
6,100	Omega Protein Corp.(b)	45,018
5,500	Omnicell, Inc.(b)	60,390
141,960	Omniture, Inc.(b)	1,632,540
6,300	Omnivision Technologies, Inc.(b)	50,967
9,400	Omnova Solutions, Inc.(b)	11,562
4,600	On Assignment, Inc.(b)	29,900
48,525	ON Semiconductor Corp.(b)	247,963
600	One Liberty Properties, Inc.	7,116
7,300	Online Resources Corp.(b)	25,550
3,100	Onyx Pharmacueticals, Inc.(b)	83,638
13,916	Openwave Systems, Inc.(b)	10,437
4,300	Oplink Communications, Inc.(b)	34,916
3,900	Opnet Technologies, Inc.(b)	49,257
16,565	OraSure Technologies, Inc.(b)	76,365
6,500	Orbital Sciences Corp.(b)	133,185
3,042	O’Reilly Automotive, Inc.(b)	82,469
200	Ormat Technologies, Inc.	4,832
13,200	Orthovita, Inc.(b)	36,168
3,400	OSI Pharmaceuticals, Inc.(b)	129,030
4,500	OSI Systems, Inc.(b)	51,750
3,961	Otter Tail Corp.	93,004
2,400	Overstock.com, Inc.(b)	29,784
1,700	Owens & Minor, Inc.	73,559
2,929	Oxford Industries, Inc.	39,454
800	OYO Geospace Corp.(b)	22,936
3,600	P.F. Chang’s China Bistro, Inc.(b)	73,656
5,786	Pacific Capital Bancorp	113,637
3,070	PacWest Bancorp.	76,719
4,500	PAETEC Holding Corp.(b)	4,050
14,600	Pain Therapeutics, Inc.(b)	133,444
11,344	Palm Harbor Homes, Inc.(b)	97,558
19,600	Palm, Inc.(b)	78,204

49

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
1,994	Palomar Medical Technologies, Inc.(b)	$22,811
3,030	Panacos Pharmaceuticals, Inc.(b)	939
4,600	Panera Bread Co. - Class A(b)	207,552
5,800	Pantry, Inc. (The)(b)	127,716
2,400	Papa John’s International, Inc.(b)	54,144
6,500	Parallel Petroleum Corp.(b)	26,065
9,000	Parexel International Corp.(b)	93,600
10,100	Park Electrochemical Corp.	218,362
1,900	Park National Corp.	138,225
18,237	Parker Drilling Co.(b)	93,373
3,500	Parkervision, Inc.(b)	17,535
1,313	Park-Ohio Holdings Corp.(b)	9,966
2,300	Parkway Properties, Inc.	39,675
598	Patriot Capital Funding, Inc.	2,960
39,000	Patterson Cos., Inc.(b)	987,870
6,897	PC Connection, Inc.(b)	41,658
1,400	PC Mall, Inc.(b)	6,272
4,814	PC-Tel, Inc.	28,258
13,980	PDF Solutions, Inc.(b)	41,940
1,616	PDI, Inc.(b)	7,838
6,200	PDL BioPharma, Inc.	60,450
4,000	Peabody Energy Corp.	138,040
900	Peapack Gladstone Financial Corp.(d)	28,827
4,942	Peet’s Coffee & Tea, Inc.(b)	110,997
17,900	Pegasystems, Inc.	234,132
1,700	Penford Corp.	21,879
4,600	Penn Virginia Corp.	170,982
4,600	Pennsylvania Real Estate Investment Trust	58,190
15,400	Penske Auto Group, Inc.	126,126
1,400	Penwest Pharmaceuticals Co.(b)	1,750
871	Peoples Bancorp, Inc.	16,680
4,900	PEP Boys - Manny Moe & Jack	23,618
3,700	Perficient, Inc.(b)	20,313
9,090	Pericom Semiconductor Corp.(b)	70,902
3,700	Perini Corp.(b)	70,374
8,800	Perot Systems Corp. - Class A(b)	126,632
2,916	Perry Ellis International, Inc.(b)	28,548
7,800	PetMed Express, Inc.(b)	137,748
7,440	PetroHawk Energy Corp.(b)	140,988
3,643	Petroleum Development Corp.(b)	75,447
23,900	Petroquest Energy, Inc.(b)	237,805
2,700	PFF Bancorp, Inc.	3,267
9,400	PharmaNet Development Group, Inc.(b)	15,040
2,159	PharMerica Corp.(b)	44,324
8,500	PHH Corp.(b)	68,510
5,900	PHI, Inc. - Non Voting(b)	123,782
200	PHI, Inc. - Voting(b)	4,660

Shares		Value

UNITED STATES (continued)
110,000	Philadelphia Consolidated Holding Co.(b)	$6,433,900
14,400	Phoenix Cos., Inc. (The)	93,168
8,617	Phoenix Technologies Ltd.(b)	38,087
10,872	Photronics, Inc.(b)	7,502
3,500	Pico Holdings, Inc.(b)	87,640
5,400	Piedmont Natural Gas Co.	177,768
43,700	Pier 1 Imports, Inc.(b)	60,306
3,100	Pike Electric Corp.(b)	27,125
5,300	Pilgrim’s Pride Corp.	5,777
7,400	Pinnacle Airlines Corp.(b)	20,202
8,300	Pinnacle Entertainment, Inc.(b)	46,480
5,000	Pinnacle Financial Partners, Inc.(b)	146,300
15,000	Pioneer Natural Resources Co.	417,450
600	Piper Jaffray Cos.(b)	23,670
6,400	Plantronics, Inc.	92,416
14,000	Playboy Enterprises, Inc. - Class B(b)	34,580
10,800	Plexus Corp.(b)	201,528
43,300	Plug Power, Inc.(b)	42,434
2,300	PLX Technology, Inc.(b)	7,912
7,384	PMA Capital Corp. - Class A(b)	34,114
31,200	PMC - Sierra, Inc.(b)	146,016
4,900	PNM Resources, Inc.	47,775
3,176	Polaris Industries, Inc.	106,936
20,500	PolyOne Corp.(b)	97,375
2,900	Portfolio Recovery Associates, Inc.(b)	104,052
1,000	Portland General Electric Co.	20,520
5,400	Post Properties, Inc.	120,528
5,501	Powell Industries, Inc.(b)	101,824
4,573	Power-One, Inc.(b)	5,076
21,118	Powerwave Technologies, Inc.(b)	20,062
9,517	Pozen, Inc.(b)	58,720
900	Preferred Bank Los Angeles	6,291
5,700	Premiere Global Services, Inc.(b)	56,715
1,700	Pre-Paid Legal Services, Inc.(b)	67,116
5,520	Presidential Life Corp.	51,778
18,104	Presstek, Inc.(b)	75,675
2,200	Prestige Brands Holdings. Inc.(b)	15,202
5,900	Pricesmart, Inc.	87,910
9,048	Princeton Review, Inc.(b)	50,397
200	PrivateBancorp, Inc.	7,202
4,300	ProAssurance Corp.(b)	236,285
3,886	Progenics Pharmaceuticals, Inc.(b)	38,899
4,900	Progress Software Corp.(b)	112,406
663	Progressive Gaming International Corp.(b)	219
14,000	Prologis	196,000
6,400	Prosperity Bancshares, Inc.	212,544
8,450	Protection One, Inc.(b)	62,108

50

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
5,726	Providence Service Corp. (The)(b)	$6,871
6,331	Provident Bankshares Corp.	67,552
700	Provident Financial Holdings, Inc.	4,025
8,600	Provident Financial Services, Inc.	126,076
20,617	Provident New York Bancorp	248,229
3,000	PS Business Parks, Inc.	135,810
9,332	PSS World Medical, Inc.(b)	169,282
3,800	Psychiatric Solutions, Inc.(b)	126,502
2,357	QAD, Inc.	12,021
3,090	QC Holdings, Inc.	24,905
3,600	Quaker Chemical Corp.	68,868
2,100	Quality Systems, Inc.	80,829
4,900	Quanex Building Products Corp.	44,884
31,262	Quanta Services, Inc.(b)	617,737
71,700	Quantum Corp.(b)	20,793
11,000	Quest Resource Corp.(b)	4,675
17,800	Quest Software, Inc.(b)	235,850
22,500	Questcor Pharmaceuticals, Inc.(b)	174,150
9,364	Quidel Corp.(b)	148,045
15,800	Quiksilver, Inc.(b)	40,922
5,800	Rackable Systems, Inc.(b)	41,354
5,400	Radiant Systems, Inc.(b)	28,458
1,200	Radio One, Inc. - Class A(b)	882
1,430	Radio One, Inc. - Class D(b)	114
6,000	Radisys Corp.(b)	38,220
70,000	Ralcorp Holdings, Inc.(b)	4,737,600
2,500	Rambus, Inc.(b)	22,875
2,800	Ramco-Gershenson Properties	36,904
5,887	Raven Industries, Inc.	189,503
152,200	RBC Bearings, Inc.(b)	3,611,706
6,539	RC2 Corp.(b)	83,045
700	RCN Corp.(b)	4,515
18,353	RealNetworks, Inc.(b)	78,551
4,398	Red Robin Gourmet Burgers, Inc.(b)	66,806
1,575	Reddy Ice Holdings, Inc.	4,190
5,000	Regal-Beloit Corp.	162,800
12,490	Regeneron Pharmaceuticals, Inc.(b)	241,057
155,600	Regis Corp.	1,924,772
4,700	RehabCare Group, Inc.(b)	80,511
5,900	Renaissance Learning, Inc.	80,476
5,222	Renasant Corp.	109,453
10,524	Rent-A-Center, Inc.(b)	153,650
14,700	Rentech, Inc.(b)	10,878
9,400	Republic Airways Holdings, Inc.(b)	140,530
5,599	Res-Care, Inc.(b)	86,281
35,000	Resmed, Inc.(b)	1,199,100
3,000	Resource America, Inc. - Class A	17,250
4,300	Resources Connection, Inc.(b)	74,562

Shares		Value

UNITED STATES (continued)
8,100	Retail Ventures, Inc.(b)	$16,686
5,087	Revlon, Inc. - Class A(b)	60,484
56,149	RF Micro Devices, Inc.(b)	111,737
6,300	Rigel Pharmaceuticals, Inc.(b)	54,873
93,300	RightNow Technologies, Inc.(b)	613,914
2,900	Rimage Corp.(b)	42,746
4,800	RLI Corp.	275,472
6,200	Robbins & Myers, Inc.	126,480
5,500	Rock-Tenn Co. - Class A	167,255
1,726	Rockville Financial, Inc.	22,455
3,000	Rofin-Sinar Technologies, Inc.(b)	66,870
3,300	Rogers Corp.(b)	99,330
8,850	Rollins, Inc.	155,494
18,000	Roper Industries, Inc.	816,300
4,000	Royal Gold, Inc.	115,320
17,550	RPC, Inc.	185,854
12,859	RTI Biologics, Inc.(b)	39,220
4,343	RTI International Metals, Inc.(b)	68,576
4,500	Ruby Tuesday, Inc.(b)	10,845
8,600	Ruddick Corp.	246,304
7,900	Rudolph Technologies, Inc.(b)	26,465
6,900	Rush Enterprises, Inc. - Class A(b)	64,653
4,300	Russ Berrie & Co., Inc.(b)	11,610
3,100	S & T Bancorp, Inc.	105,710
19,536	S1 Corp.(b)	122,491
16,300	Safeguard Scientifics, Inc.(b)	12,714
8,000	Safety Insurance Group, Inc.	303,920
5,200	Saga Communications, Inc. - Class A(b)	27,820
3,400	Saia, Inc.(b)	36,074
4,505	Salem Communications Corp. - Class A(b)	4,730
11,000	Salesforce.com, Inc.(b)	340,560
5,304	Salix Pharmaceuticals Ltd.(b)	48,797
14,700	Sally Beauty Holdings, Inc.(b)	74,676
3,501	Sanders Morris Harris Group, Inc.	25,907
2,300	Sanderson Farms, Inc.	71,806
5,999	Sandy Spring Bancorp, Inc.	128,799
8,200	Sangamo Biosciences, Inc.(b)	64,042
6,000	Santarus, Inc.(b)	10,080
12,700	Sapient Corp.(b)	69,723
4,800	Sauer-Danfoss, Inc.	49,200
2,200	Saul Centers, Inc.	80,498
11,100	Savient Pharmaceuticals, Inc.(b)	52,836
4,100	SBA Communications Corp. - Class A(b)	86,059
2,900	Scansource, Inc.(b)	57,536
263,280	Schawk, Inc.	3,456,866
400	Schnitzer Steel Industries, Inc. - Class A	10,772
6,500	Scholastic Corp.	120,705
2,600	School Specialty, Inc.(b)	54,600

51

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
6,001	Schulman (A.), Inc.	$107,478
7,776	Schweitzer-Mauduit International, Inc.	130,015
615	Sciclone Pharmaceuticals, Inc.(b)	560
300	SeaBright Insurance Holdings, Inc.(b)	3,138
7,800	Seachange International, Inc.(b)	59,592
3,200	Seacoast Banking Corp. of Florida	28,416
7,616	Seattle Genetics, Inc.(b)	78,292
16,100	Secure Computing Corp.(b)	91,126
282,784	SEI Investments Co.	4,999,621
4,500	Select Comfort Corp.(b)	2,160
8,400	Selective Insurance Group	199,500
7,400	Semitool, Inc.(b)	43,734
6,800	Semtech Corp.(b)	82,416
2,060	Senomyx, Inc.(b)	5,150
286,300	Sensient Technologies Corp.	7,223,349
9,200	Sequenom, Inc.(b)	165,600
129	SeraCare Life Sciences, Inc.(b)	355
123,000	Service Corp. International	848,700
4,200	Shenandoah Telecommunications Co.	100,674
4,200	Shiloh Industries, Inc.	21,042
3,300	Shoe Carnival, Inc.(b)	46,233
4,770	SI International, Inc.(b)	137,376
800	Sierra Bancorp	15,968
3,185	Sigma Designs, Inc.(b)	35,322
5,325	Signature Bank(b)	173,488
6,400	Silgan Holdings, Inc.	297,856
30,458	Silicon Image, Inc.(b)	139,193
2,000	Silicon Laboratories, Inc.(b)	51,920
23,420	Silicon Storage Technology, Inc.(b)	73,773
5,036	Simmons First National Corp. - Class A	156,217
7,850	Simpson Manufacturing Co., Inc.	180,864
7,253	Sinclair Broadcast Group, Inc. - Class A	23,427
15,400	SIRVA, Inc.(b)(d)	5
6,700	Six Flags, Inc.(b)	2,278
2,800	SJW Corp.	77,840
4,600	Skechers U.S.A., Inc. - Class A(b)	62,468
1,600	Skyline Corp.	34,592
9,380	Skywest, Inc.	144,546
29,400	Skyworks Solutions, Inc.(b)	209,622
4,700	Smith & Wesson Holding Corp.(b)	10,810
14,804	Smith International, Inc.	510,442
2,000	Smith Micro Software, Inc.(b)	12,500
900	Smithtown Bancorp, Inc.	17,703
2,900	Somanetics Corp.(b)	54,375

Shares		Value

UNITED STATES (continued)
1,900	Somaxon Pharmaceuticals, Inc.(b)	$1,862
5,900	Sonic Automotive, Inc. - Class A	30,267
4,200	Sonic Corp.(b)	44,940
13,200	Sonic Innovations, Inc.(b)	22,308
9,100	Sonic Solutions, Inc.(b)	18,564
32,229	SonicWALL, Inc.(b)	144,386
74,300	SonoSite, Inc.(b)	1,565,501
20,756	Sonus Networks, Inc.(b)	45,871
5,300	Sotheby’s	49,343
6,142	Source Interlink Cos., Inc.(b)	2,273
6,600	SourceForge, Inc.(b)	6,996
4,400	South Jersey Industries, Inc.	149,908
4,790	Southside Bancshares, Inc.	115,391
5,300	Southwest Bancorp, Inc.	76,744
4,200	Southwest Gas Corp.	109,704
6,015	Southwest Water Co.	47,940
2,600	Sovran Self Storage, Inc.	84,370
2,800	Spanish Broadcasting System, Inc. - Class A(b)	644
4,275	Spartan Motors, Inc.	19,622
7,600	Spartan Stores, Inc.	205,124
6,300	Spartech Corp.	40,068
5,400	Spectranetics Corp.(b)	16,200
5,870	Speedway Motorsports, Inc.	93,626
13,801	Spherion Corp.(b)	43,887
1,830	SPSS, Inc.(b)	42,749
7,000	SRA International, Inc. - Class A(b)	129,360
32,000	St. Jude Medical, Inc.(b)	1,216,960
7,100	St. Mary Land & Exploration Co.	176,719
5,100	Stage Stores, Inc.	39,321
4,586	Stamps.com, Inc.(b)	44,759
2,800	Standard Microsystems Corp.(b)	50,428
3,963	Standard Parking Corp.(b)	83,064
5,414	Standard Register Co. (The)	44,016
4,600	Standex International Corp.	118,726
1,200	Star Scientific, Inc.(b)	3,816
5,550	State Auto Financial Corp.	146,187
1,281	State Bancorp, Inc.	16,320
1,900	Steak N Shake Co. (The)(b)	9,785
13,700	STEC, Inc.(b)	75,350
5,400	Stein Mart, Inc.	11,610
2,000	Steinway Musical Instruments(b)	44,520
3,500	Stepan Co.	125,405
5,205	Stereotaxis, Inc.(b)	20,976
6,300	Sterling Bancorp	98,784
14,896	Sterling Bancshares, Inc.	118,572
1,200	Sterling Construction Co., Inc.(b)	15,852
6,389	Sterling Financial Corp.	54,243
7,350	Steven Madden Ltd.(b)	160,083

52

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
915,100	Stewart Enterprises, Inc. - Class A	$4,731,067
2,529	Stewart Information Services Corp.	41,981
4,650	Stifel Financial Corp.(b)	202,972
17,000	Stillwater Mining Co.(b)	67,320
7,196	Stone Energy Corp.(b)	218,327
4,200	Stratasys, Inc.(b)	50,736
6,500	Strategic Hotels & Resorts, Inc.	32,175
3,800	Sturm Ruger & Co., Inc.(b)	27,170
3,204	Suffolk Bancorp	103,970
10,800	Sulphco, Inc.(b)	21,600
5,276	Sun Bancorp, Inc.(b)	52,760
2,900	Sun Communities, Inc.	43,616
6,500	Sun Healthcare Group, Inc.(b)	74,620
1,500	Sun Hydraulics Corp.	31,410
9,100	Sunrise Senior Living, Inc.(b)	27,482
6,100	Sunstone Hotel Investors, Inc.	39,955
10,591	SuperGen, Inc.(b)	13,133
1,500	Superior Bancorp(b)	8,295
128,900	Superior Energy Services, Inc.(b)	2,748,148
3,700	Superior Industries International, Inc.	52,910
19,600	Superior Well Services, Inc.(b)	328,300
2,775	Supertex, Inc.(b)	66,933
9,100	SupportSoft, Inc.(b)	22,750
7,113	SureWest Communications	125,687
51,533	SurModics, Inc.(b)	1,365,624
12,379	Susquehanna Bancshares, Inc.	191,751
5,700	SVB Financial Group(b)	293,265
5,686	Swift Energy Co.(b)	182,407
3,400	SWS Group, Inc.	63,104
2,152	SY Bancorp, Inc.	59,266
38,111	Sycamore Networks, Inc.(b)	127,291
9,442	SYKES Enterprises, Inc.(b)	150,694
11,111	Symmetricom, Inc.(b)	49,444
3,500	Symmetry Medical, Inc.(b)	45,220
3,100	Syms Corp.(b)(d)	32,550
11,700	Symyx Technologies, Inc.(b)	51,597
6,495	Synaptics, Inc.(b)	200,631
12,400	Syniverse Holdings, Inc.(b)	233,120
4,000	SYNNEX Corp.(b)	61,720
6,100	Synovis Life Technologies, Inc.(b)	106,689
9,600	Syntax-Brillian Corp.(b)	34
3,900	Syntel, Inc.	96,993
800	Syntroleum Corp.(b)	768
17,800	Systemax, Inc.	252,048
13,000	T. Rowe Price Group, Inc.	514,020
1,800	T-3 Energy Services, Inc.(b)	43,398
10,100	Take-Two Interactive Software, Inc.(b)	119,786
7,800	Talbots, Inc.	76,518
75,000	Taleo Corp. - Class A(b)	1,035,000
3,300	Tanger Factory Outlet Centers	119,361

Shares		Value

UNITED STATES (continued)
4,920	Taser International, Inc.(b)	$24,649
5,900	Taubman Centers, Inc.	195,998
1,401	Taylor Capital Group, Inc.	15,761
1,738	Team, Inc.(b)	48,264
7,600	Tech Data Corp.(b)	163,020
8,700	Technitrol, Inc.	50,199
900	Techwell, Inc.(b)	7,884
3,800	Tecumseh Products Co. - Class A(b)	70,376
700	Tecumseh Products Co. - Class B(b)	11,620
1,910	Tejon Ranch Co.(b)	55,505
12,500	Tekelec(b)	158,625
4,600	Teledyne Technologies, Inc.(b)	209,622
87,000	Teleflex, Inc.	4,610,130
9,737	TeleTech Holdings, Inc.(b)	88,022
4,500	Tempur-Pedic International, Inc.	35,145
2,800	Tennant Co.	70,252
8,800	Tenneco, Inc.(b)	43,208
11,500	Terremark Worldwide, Inc.(b)	51,865
3,200	TerreStar Corp.(b)	2,592
8,455	Tetra Tech, Inc.(b)	185,925
111,300	Tetra Technologies, Inc.(b)	774,648
9,600	Texas Capital Bancshares, Inc.(b)	171,360
3,300	Texas Industries, Inc.	104,379
8,300	Texas Roadhouse, Inc. - Class A(b)	58,266
1,800	Theravance, Inc.(b)	12,204
5,500	TheStreet.com, Inc.	21,670
7,400	thinkorswim Group, Inc.(b)	59,200
8,300	Thomas Properties Group, Inc.	57,685
7,006	Thor Industries, Inc.	125,407
9,800	Thoratec Corp.(b)	241,276
5,250	THQ, Inc.(b)	39,112
20,702	TIBCO Software, Inc.(b)	106,615
2,500	TierOne Corp.	13,500
7,900	Timberland Co. - Class A(b)	95,590
4,000	Titan International, Inc.	46,240
9,900	Tivo, Inc.(b)	68,013
3,750	TNS, Inc.(b)	53,175
3,410	Tompkins Financial Corp.	167,090
4,106	Tootsie Roll Industries, Inc.	102,116
3,200	Toro Co.	107,648
2,000	Tower Group, Inc.	42,060
5,500	Tractor Supply Co.(b)	228,580
8,685	TradeStation Group, Inc.(b)	68,004
11,900	Transmeridian Exploration, Inc.(b)	2,498
1,100	Travelzoo, Inc.(b)	4,862
9,000	TRC Cos., Inc.(b)	16,290
7,600	Tredegar Corp.	111,872
5,100	TreeHouse Foods, Inc.(b)	154,326
2,400	Trex Co., Inc.(b)	39,144
1,975	Triad Guaranty, Inc.(b)	2,153

53

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
5,700	Trico Bancshares	$122,778
3,100	Trico Marine Services, Inc.(b)	27,900
9,880	Trident Microsystems, Inc.(b)	17,883
134,210	Trimble Navigation Ltd.(b)	2,760,700
4,503	Trimeris, Inc.	14,725
28,756	TriQuint Semiconductor, Inc.(b)	128,827
2,200	Triumph Group, Inc.	96,492
1,200	Tri-Valley Corp.(b)	5,700
7,600	True Religion Apparel, Inc.(b)	127,300
6,100	TrueBlue, Inc.(b)	50,813
10,059	Trustco Bank Corp.	122,418
8,775	Trustmark Corp.	180,063
20,900	TTM Technologies, Inc.(b)	149,644
5,800	Tuesday Morning Corp.(b)	12,992
1,800	TurboChef Technologies, Inc.(b)	9,054
4,000	Tween Brands, Inc.(b)	34,080
1,400	Twin Disc, Inc.	10,850
12,600	TXCO Resources, Inc.(b)	66,024
11,900	Tyler Technologies, Inc.(b)	161,721
11,900	UCBH Holdings, Inc.	62,832
3,076	UIL Holdings Corp.	101,508
2,500	Ultimate Software Group, Inc.(b)	33,325
4,400	Ultra Clean Holdings(b)	13,288
17,000	Ultra Petroleum Corp.(b)	791,350
5,008	Ultralife Corp.(b)	43,520
11,500	Ultratech, Inc.(b)	173,420
1,624	UMB Financial Corp.	73,616
8,639	Umpqua Holdings Corp.	147,036
2,000	Unifirst Corp.	65,260
4,950	Union Bankshares Corp.	117,958
3,800	Union Drilling, Inc.(b)	20,824
4,900	Unisource Energy Corp.	135,142
7,159	United Bankshares, Inc.	228,372
4,030	United Community Banks, Inc.	52,874
5,861	United Community Financial Corp.	27,488
508	United Financial Bancorp, Inc.	7,112
3,500	United Fire & Casualty Co.	81,095
4,949	United Natural Foods, Inc.(b)	110,561
12,254	United Online, Inc.	90,680
9,900	United Rentals, Inc.(b)	101,475
4,514	United Stationers, Inc.(b)	168,778
100	United Therapeutics Corp.(b)	8,723
9,230	Universal American Corp.(b)	81,686
2,386	Universal Corp.	94,462
5,000	Universal Display Corp.(b)	54,100
3,108	Universal Electronics, Inc.(b)	65,672
2,311	Universal Forest Products, Inc.	54,655
1,700	Universal Health Realty Income Trust	59,007
4,800	Universal Insurance Holdings, Inc.	12,864
5,500	Universal Technical Institute, Inc.(b)	90,750

Shares		Value

UNITED STATES (continued)
5,600	Universal Truckload Services, Inc.(b)	$85,568
4,405	Univest Corp. of Pennsylvania	136,291
3,800	Urstadt Biddle Properties, Inc.	62,396
9,300	Urstadt Biddle Properties, Inc. - Class A	152,334
29,010	US Gold Corp.(b)	20,307
1,400	US Physical Therapy, Inc.(b)	19,432
3,955	USA Mobility, Inc.(b)	38,166
700	USANA Health Sciences, Inc.(b)	26,558
8,400	USEC, Inc.(b)	34,692
9,600	U-Store-It Trust.	65,856
278,000	UTi Worldwide, Inc.	3,269,280
31,900	Utstarcom, Inc.(b)	75,922
19,774	Vaalco Energy, Inc.(b)	104,802
4,700	Vail Resorts, Inc.(b)	156,322
16,600	Valeant Pharmaceuticals International(b)	311,582
7,753	Valuevision Media, Inc. - Class A(b)	5,350
300	Varian Semiconductor Equipment Associates, Inc.(b)	5,886
3,500	Varian, Inc.(b)	128,975
100,000	VCA Antech, Inc.(b)	1,810,000
7,933	Vector Group Ltd.	135,258
7,000	Veeco Instruments, Inc.(b)	54,180
11,975	Verenium Corp.(b)	12,214
2,600	Viad Corp.	56,810
5,000	Viasat, Inc.(b)	91,100
4,000	Vicor Corp.	27,960
7,272	Vignette Corp.(b)	59,049
4,862	Virginia Commerce Bancorp(b)	21,198
10,329	Viropharma, Inc.(b)	129,526
21,672	Visteon Corp.(b)	14,954
4,240	Vital Images, Inc.(b)	55,332
18,770	Vivus, Inc.(b)	114,309
5,000	Vnus Medical Technologies, Inc.(b)	77,150
80,600	Vocus, Inc.(b)	1,356,498
4,600	Volcano Corp.(b)	71,530
1,900	Volcom, Inc.(b)	24,567
8,000	Volt Information Sciences, Inc.(b)	61,200
5,500	Volterra Semiconductor Corp.(b)	51,920
61,000	W.R. Berkley Corp.	1,602,470
5,300	Wabash National Corp.	32,012
8,029	Wabtec Corp.	319,233
237,000	Waddell & Reed Financial, Inc. - Class A	3,441,240
7,155	Warnaco Group, Inc. (The)(b)	213,291
28,800	Warren Resources, Inc.(b)	152,352
5,900	Washington Real Estate Investment Trust	176,882
2,900	Washington Trust Bancorp, Inc.	61,828
267,300	Waste Connections, Inc.(b)	9,048,105

54

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

UNITED STATES (continued)
91,491	Waters Corp.(b)	$4,007,306
900	Waterstone Financial, Inc.(b)	7,425
3,000	Watsco, Inc.	123,270
2,000	Watson Wyatt Worldwide, Inc. - Class A	84,940
3,800	Watts Water Technologies, Inc. - Class A	100,434
8,100	Wausau Paper Corp.	75,006
145,600	WD-40 Co.	4,236,960
10,000	Web.com Group, Inc.(b)	49,100
6,500	Websense, Inc.(b)	126,880
4,744	Weis Markets, Inc.	153,895
600	Wellman, Inc.(b)	2
12,000	Wendy’s/Arby’s Group, Inc. - Class A	43,440
9,800	Werner Enterprises, Inc.	192,276
3,683	WesBanco, Inc.	100,104
910	West Bancorp, Inc.	11,375
2,200	West Coast Bancorp	19,184
4,400	West Marine, Inc.(b)	27,852
179,200	West Pharmaceutical Services, Inc.	7,153,664
3,200	Westamerica Bancorp	183,200
6,200	Westell Technologies, Inc. - Class A(b)	1,965
8,800	Westlake Chemical Corp.	160,424
800	Westmoreland Coal Co.(b)	7,880
500	Westwood Holdings Group, Inc.	19,175
7,400	Wet Seal, Inc. (The) - Class A(b)	21,756
6,900	WGL Holdings, Inc.	222,111
84,900	Whiting Petroleum Corp.(b)	4,413,951
9,300	Whitney Holding Corp.	176,700
1,155	Willow Financial Bancorp, Inc.	9,991
75,000	Wilmington Trust Corp.	2,164,500
6,501	Wilshire Bancorp, Inc.	71,706
12,500	Wind River Systems, Inc.(b)	109,250
7,400	Winn-Dixie Stores, Inc.(b)	111,148
4,900	Winnebago Industries	29,106
14,850	Winthrop Realty Trust	38,016
3,300	Wintrust Financial Corp.	84,480
132,655	Wisconsin Energy Corp.	5,770,492
3,150	WMS Industries, Inc.(b)	78,750
5,500	Wolverine World Wide, Inc.	129,250
8,400	Woodward Governor Co.	269,640
3,690	World Acceptance Corp.(b)	68,191
4,600	World Fuel Services Corp.	98,578
3,400	World Wrestling Entertainment, Inc. - Class A	48,416
1,900	WorldSpace, Inc. - Class A(b)	66
10,300	Worthington Industries, Inc.	124,321
153,100	Wright Express Corp.(b)	2,095,939
35,000	Wright Medical Group, Inc.(b)	811,300
2,800	Xenoport, Inc.(b)	116,508
3,100	Xerium Technologies, Inc.	12,059

Shares		Value

UNITED STATES (continued)
14,439	X-Rite, Inc.(b)	$46,494
7,000	Zale Corp.(b)	119,420
5,400	Zenith National Insurance Corp.	177,444
3,893	Zep, Inc.	81,948
700	Zhone Technologies, Inc.(b)	85
9,000	Zimmer Holdings, Inc.(b)	417,870
10,100	Zoll Medical Corp.(b)	243,208
2,600	Zoltek Cos., Inc.(b)	30,654
9,822	Zoran Corp.(b)	79,951
800	Zumiez, Inc.(b)	7,808
6,555	Zymogenetics, Inc.(b)	20,976

		635,140,482

Total Common Stocks (Cost $1,090,018,593)		871,318,854

EXCHANGE TRADED FUNDS — 0.7%
24,000	iShares MSCI Brazil Index Fund	911,040
742,500	iShares MSCI Japan Index Fund	6,675,081
1,317,400	iShares MSCI Singapore Index Fund	9,261,322
122,700	iShares MSCI South Korea Index Fund	3,452,778

Total Exchange Traded Funds (Cost $25,635,261)		20,300,221

INVESTMENT COMPANY — 0.5%
13,238,900	SEI Daily Income Trust Government II Fund, Class A	13,238,900

Total Investment Company (Cost $13,238,900)		13,238,900

RIGHTS/WARRANTS — 0.0%
Consumer Discretionary — 0.0%
31,200	Golden Resorts Group Ltd., Expire 06/09/10(b)(d)	40

Diversified Financials — 0.0%
9,600	Allied Properties HK Ltd., Expire 06/06/09(b)(c)(d)	1,239

Energy — 0.0%
4,328	Buru Energy Ltd., Warrent Expires 10/10/10(b)	66

Health Care — 0.0%
4,243	DOV Pharmaceutical, Inc., Expire 12/31/09(b)(d)	42

Industrials — 0.0%
4,857	China State Construction International Holdings Ltd., Expire 02/27/09(b)	6

27,000	Tat Hong Holdings Ltd. Expire 08/02/13(b)	546

		552

55

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Shares		Value

Insurance — 0.0%
10,994	Uniqa Versicherungen AG Rights, Expire 11/19/08	$0

Materials — 0.0%
3,401	Kinross Gold Corp., Expire 09/03/13(b)	5,361
2,762	MIL Resources Ltd., Expire 05/31/12(b)	13
347	Precious Woods Holding AG, Expire 10/31/08(b)	0
6,003	Resolute Mining Ltd., Expire 11/17/08(b)(c)(d)	40

		5,414

Real Estate — 0.0%
356,832	Asia Standard International Group(b)(d)	0
30,640	Bandar Raya Developements Berhad, Expires 09/26/12(b)	2,243
465,116	Bangkok Land Public Co. Ltd., Expire 05/02/13(b)(d)	3,052
16,271	FKP Property Group Rights, Expire 11/24/08(d)	0
26,800	Tian An China Investment Co., Expire 01/02/10(b)	45

		5,340

Telecommunication Services — 0.0%
21,795	PYI Corp. Ltd. Rights Expire, 9/25/09(b)	56

Total Rights/Warrants (Cost $10,787)		12,749

Principal Amount		Value

U.S. GOVERNMENT AGENCIES — 49.6%
Federal Home Loan Bank — 23.3%
$200,000,000	0.01%, 11/03/08(f)	199,991,222
100,000	1.10%, 11/04/08(f)	99,991
7,000,000	1.00%, 11/10/08(f)	6,998,250
10,000,000	1.55%, 11/10/08(f)	9,996,125
2,600,000	1.15%, 11/13/08(f)	2,599,003
44,000,000	1.18%, 11/17/08(f)	43,976,924
15,000,000	1.18%, 11/17/08(f)	14,992,133
87,000,000	0.90%, 12/01/08(f)	86,934,750
200,000,000	1.39%, 12/19/08(f)	199,666,720
105,000,000	0.77%, 12/22/08(f)	104,886,270
16,000,000	3.03%, 01/21/09(f)	15,962,784

Freddie Mac — 26.3%
300,000,000	2.63%, 01/30/09(f)	299,222,700
50,000,000	2.40%, 02/20/09(f)	49,735,050
150,000,000	2.77%, 02/27/09(f)	149,154,150
50,000,000	2.45%, 03/13/09(f)	49,617,200
150,000,000	2.82%, 03/13/09(f)	148,851,600

Principal Amount		Value

Freddie Mac (continued)
$77,000,000	2.45%, 04/17/09(f)	76,198,892

Total U.S. Government Agencies (Cost $1,456,416,291)		1,458,883,764

U.S. GOVERNMENT SECURITIES — 18.9%
U.S. Treasury Bill — 18.9%
$556,900,000	0.40%, 11/28/08(f)	$556,732,930

Total U.S. Government Securities (Cost $556,732,930)		556,732,930

Shares

CASH SWEEP — 2.3%
67,258,707	Citibank Dollars on Deposit in Custody Account	67,258,707

Total Cash Sweep (Cost $67,258,707)		67,258,707

TOTAL INVESTMENTS — 101.6%
(Cost $3,209,311,469)(a)		2,987,746,125
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.6)%		(45,803,301)

NET ASSETS — 100.0%		$2,941,942,824

(a)	Cost for federal income tax purposes is $3,212,173,614 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$48,704,129
Unrealized depreciation	(273,131,618)

Net unrealized depreciation	$(224,427,489)

(b)	Non-income producing security

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $70,641, which is 0.00% of net assets.

(d)	Illiquid security

(e)	Securities incorporated in the same country but traded on different exchanges.

(f)	The rate represents the annualized yield at time of purchase. REIT - Real Estate Investment Trust

ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

56

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2008

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	1.2%
Consumer Discretionary	4.8%
Consumer Staples	2.3%
Diversified Financials	0.9%
Energy	1.8%
Health Care	3.8%
Industrials	5.9%
Information Technology	4.5%
Insurance	1.2%
Materials	1.8%
Real Estate	0.6%
Telecommunication Services	0.3%
Utilities	0.5%
Other*	70.4%

* Includes cash and equivalents, exchange traded funds, U.S. government agencies and securities, rights/warrants, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

57

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: 212 773 3000

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Old Westbury Funds, Inc., Global Small & Mid Cap Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Global Small & Mid Cap Fund (the Fund) (one of the funds comprising Old Westbury Funds, Inc.), as of October 31, 2008, and for the year then ended, and have issued our unqualified report thereon dated December 29, 2008 (which report and financial statements are included in Item 1 of this Form N-CSR). Our audit included an audit of the Fund’s portfolio of investments (the Schedule) as of October 31, 2008 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit.

In our opinion, the Schedule referred to above, when read in conjunction with the financial statements and financial highlights of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

New York, New York
December 29, 2008

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                Old Westbury Funds, Inc.

By (Signature and Title)*        /s/ Marc D. Stern

Marc D. Stern, President
(principal executive officer)

Date      1/7/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Marc D. Stern

Marc D. Stern, President
(principal executive officer)

Date      1/7/09

By (Signature and Title)*        /s/ Andrew J. McNally

Andrew J. McNally, Treasurer
(principal financial officer)

Date      1/7/09

* Print the name and title of each signing officer under his or her signature.